Filed Pursuant to Rule 497

Securities Act File No. 333-208637

Supplement No. 1, dated May 3, 2018

to

Prospectus Supplement, dated February 8, 2018

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Gladstone Capital Corporation (the “Company”), dated February 1, 2018 as supplemented by the Prospectus Supplement dated February 8, 2018. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplement or Prospectus, as applicable.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV per share, it will likely increase the risk of loss for purchasers in this offering. Investing in shares of our common stock involves a high degree of risk. Before investing, you should read the material risks described in the “Risk Factors” section beginning on page S-11 of the Prospectus Supplement and beginning on page 12 of the Prospectus before you decide to invest.

STATUS OF THE OFFERING

We are party to an equity distribution agreement, as last amended on May 22, 2017 (the “Sales Agreement”), with Cantor Fitzgerald & Co. (“Cantor Fitzgerald”). The Sales Agreement provides that we may offer and sell shares of our common stock having an aggregate offering price of up to $50,000,000 from time to time through the Sales Agreement.

The gross proceeds raised, the related sales agent commissions, the offering expenses and the average price at which these shares were issued under the Sales Agreement from the period from February 8, 2018 through May 2, 2018 are as follows:

Fiscal Year 2018 Issuance of Common Stock	Number of Shares	Gross Proceeds	Sales Commission	Offering Expenses	Average Offering Price
First Quarter ended December 31, 2017	471,498	$4,566,831	$68,502	$14,538	$9.69
Second Quarter ended March 31, 2018	265,579	2,360,901	35,414	7,516	8.89
Third Quarter (through May 2, 2018)	—	—	—	—	—

Total	737,077	$6,927,732	$103,916	$22,054	$9.40

The aforementioned shares sold under the Sales Agreement were all sold at a premium to the then estimated NAV per share.

FILING OF OUR FORM 10-Q

On May 2, 2018, we filed our Quarterly Report on Form 10-Q (“Form 10-Q”) for the quarter ended March 31, 2018 with the Securities and Exchange Commission. We have attached the Form 10-Q to this supplement as Annex A.

Annex A

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

(Mark one):

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2018

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

FOR THE TRANSITION PERIOD FROM                      TO

COMMISSION FILE NUMBER: 814-00237

GLADSTONE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

MARYLAND	54-2040781
(State or other jurisdiction of incorporation or organization) Fat-the	(I.R.S. Employer Identification No.)

1521 WESTBRANCH DRIVE, SUITE 100 MCLEAN, VIRGINIA	22102
(Address of principal executive office)	(Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

The number of shares of the issuer’s common stock, $0.001 par value per share, outstanding as of May 1, 2018 was 26,897,761.

GLADSTONE CAPITAL CORPORATION

1

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	March 31, 2018	September 30, 2017
ASSETS
Investments, at fair value:
Non-Control/Non-Affiliate investments (Cost of $360,816 and $318,952, respectively)	$336,235	$290,860
Affiliate investments (Cost of $54,125 and $49,868, respectively)	49,570	42,648
Control investments (Cost of $41,865 and $42,615 respectively)	16,333	18,865
Cash and cash equivalents	1,819	5,012
Restricted cash and cash equivalents	186	258
Interest receivable, net	2,207	1,699
Due from custodian	3,300	3,086
Deferred financing fees	1,699	853
Other assets, net	656	2,579

TOTAL ASSETS	$412,005	$365,860

LIABILITIES
Borrowings, at fair value (Cost of $127,800 and $93,000, respectively)	$127,800	$93,115
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 5,440,000 and 5,440,000 shares authorized, respectively, and 2,070,000 and 2,070,000 shares issued and outstanding, respectively	49,938	49,849
Accounts payable and accrued expenses	307	522
Interest payable	386	264
Fees due to Adviser(A)	1,007	1,292
Fee due to Administrator(A)	312	244
Other liabilities	530	924

TOTAL LIABILITIES	$180,280	$146,210

Commitments and contingencies(B)
NET ASSETS
Common stock, $0.001 par value, 44,560,000 and 44,560,000 shares authorized, respectively, and 26,897,761 and 26,160,684 shares issued and outstanding, respectively	$27	$26
Capital in excess of par value	354,779	348,248
Cumulative net unrealized depreciation of investments	(54,668)	(59,062)
Cumulative net unrealized depreciation of other	—	(115)
Over distributed net investment income	(155)	(139)
Accumulated net realized losses	(68,258)	(69,308)

TOTAL NET ASSETS	$231,725	$219,650

NET ASSET VALUE PER COMMON SHARE	$8.62	$8.40

(A)	Refer to Note 4—Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.
(B)	Refer to Note 10—Commitments and Contingencies in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

2

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended March 31,		Six Months Ended March 31,
	2018	2017	2018	2017
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$8,283	$5,957	$15,967	$11,766
Affiliate investments	1,177	972	2,288	2,135
Control investments	376	433	1,063	878
Cash and cash equivalents	7	5	19	7

Total interest income (excluding PIK interest income)	9,843	7,367	19,337	14,786
PIK interest income
Non-Control/Non-Affiliate investments	1,088	1,064	2,194	2,061
Affiliate investments	69	157	139	374

Total PIK interest income	1,157	1,221	2,333	2,435
Total interest income	11,000	8,588	21,670	17,221
Success fee income
Non-Control/Non-Affiliate investments	—	—	—	391
Affiliate investments	—	—	—	1,142

Total success fee income	—	—	—	1,533
Other income	86	205	275	13

Total investment income	11,086	8,793	21,945	18,767

EXPENSES
Base management fee(A)	1,784	1,359	3,460	2,737
Loan servicing fee(A)	1,274	955	2,460	1,938
Incentive fee(A)	1,210	1,070	2,583	2,363
Administration fee(A)	312	286	584	586
Interest expense on borrowings	1,569	587	2,800	1,143
Dividend expense on mandatorily redeemable preferred stock	776	1,029	1,552	2,058
Amortization of deferred financing fees	292	274	540	547
Professional fees	290	206	545	442
Other general and administrative expenses	270	143	562	544

Expenses, before credits from Adviser	7,777	5,909	15,086	12,358
Credit to base management fee - loan servicing fee(A)	(1,274)	(955)	(2,460)	(1,938)
Credits to fees from Adviser - other(A)	(1,030)	(1,520)	(1,871)	(2,219)

Total expenses, net of credits	5,473	3,434	10,755	8,201

NET INVESTMENT INCOME	5,613	5,359	11,190	10,566

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss):
Non-Control/Non-Affiliate investments	224	44	826	3,926
Affiliate investments	104	—	104	(2,330)
Control investments	(4)	1	(32)	(4,999)
Other	—	—	(133)	—

Total net realized gain (loss)	324	45	765	(3,403)
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	2,603	(736)	3,511	(6,603)
Affiliate investments	1,625	(532)	2,665	174
Control investments	(1,194)	621	(1,782)	4,727
Other	333	(101)	115	111

Total net unrealized appreciation (depreciation)	3,367	(748)	4,509	(1,591)

Net realized and unrealized gain (loss)	3,691	(703)	5,274	(4,994)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,304	$4,656	$16,464	$5,572

(A)	Refer to Note 4—Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

3

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.21	$0.21	$0.42	$0.42

Net increase in net assets resulting from operations	$0.35	$0.18	$0.62	$0.22

Distributions declared and paid	$0.21	$0.21	$0.42	$0.42

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic and Diluted	26,709,476	25,517,866	26,615,106	25,144,358

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

4

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

(UNAUDITED)

	Six Months Ended March 31,
	2018	2017
OPERATIONS
Net investment income	$11,190	$10,566
Net realized gain (loss) on investments	898	(3,403)
Realized loss on other	(133)	—
Net unrealized appreciation (depreciation) of investments	4,394	(1,702)
Net unrealized appreciation of other	115	111

Net increase in net assets resulting from operations	16,464	5,572

DISTRIBUTIONS
Distributions to common stockholders from net investment income	(11,190)	(10,566)

Total distributions to common stockholders	(11,190)	(10,566)

CAPITAL TRANSACTIONS
Issuance of common stock	6,928	17,344
Discounts, commissions and offering costs for issuance of common stock	(127)	(887)

Net increase in net assets resulting from capital transactions	6,801	16,457

NET INCREASE IN NET ASSETS	12,075	11,463
NET ASSETS, BEGINNING OF PERIOD	219,650	201,207

NET ASSETS, END OF PERIOD	$231,725	$212,670

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

5

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Six Months Ended March 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,464	$5,572
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(76,377)	(59,658)
Principal repayments on investments	32,740	56,755
Net proceeds from sale of investments	1,301	8,311
Increase in investments due to paid-in-kind interest or other	(2,338)	(2,289)
Net change in premiums, discounts and amortization	(97)	373
Net realized (gain) loss on investments	(831)	3,403
Net unrealized (appreciation) depreciation of investments	(4,394)	1,702
Net unrealized appreciation of other	(115)	(111)
Changes in assets and liabilities:
Decrease in restricted cash and cash equivalents	72	96
Amortization of deferred financing fees	540	547
(Increase) decrease in interest receivable, net	(508)	267
(Increase) decrease in due from custodian	(214)	16
Decrease (increase) in other assets, net	1,932	(3,509)
Decrease in accounts payable and accrued expenses	(215)	(564)
Increase (decrease) in interest payable	122	(27)
Decrease in fees due to Adviser(A)	(285)	(1,013)
Increase in fee due to Administrator(A)	68	4
(Decrease) increase in other liabilities	(163)	371

Net cash (used in) provided by operating activities	(32,298)	10,246

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	87,400	70,300
Repayments on borrowings	(52,600)	(87,500)
Deferred financing fees	(1,329)	(75)
Proceeds from issuance of common stock	6,928	17,344
Discounts, commissions and offering costs for issuance of common stock	(104)	(887)
Distributions paid to common stockholders	(11,190)	(10,566)

Net cash provided by (used in) financing activities	29,105	(11,384)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(3,193)	(1,138)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,012	6,152

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,819	$5,014

(A)	Refer to Note 4—Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

6

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M) – 145.1%
Secured First Lien Debt – 73.6%
Automobile – 1.5%
Meridian Rack & Pinion, Inc. (S) – Term Debt (L + 11.5%, 13.5% Cash, Due 4/2019) (C)	$4,140	$4,140	$3,436
Beverage, Food, and Tobacco – 2.8%
Triple H Food Processors, LLC – Line of Credit, $1,500 available (L + 6.8%, 8.6% Cash, Due 8/2018)(C)	—	—	—
Triple H Food Processors, LLC – Term Debt (L + 8.3%, 10.1% Cash, Due 8/2020)(C)	6,400	6,400	6,480

		6,400	6,480
Buildings and Real Estate – 0.9%
GFRC Holdings, LLC – Line of Credit, $50 available (L + 8.0%, 9.9% Cash, Due 9/2018)(E)	1,150	1,150	1,150
GFRC Holdings, LLC – Term Debt (L + 8.0%, 9.9% Cash, Due 9/2018)(E)	1,000	1,000	1,000

		2,150	2,150
Diversified/Conglomerate Service – 19.3%
IA Tech, LLC – Term Debt (L + 11.0%, 12.9% Cash, Due 6/2021)(C)	23,000	23,000	23,805
Travel Sentry, Inc. – Term Debt (L + 8.0%, 10.3% Cash, Due 12/2021)(C)(U)	8,902	8,902	9,247
Vision Government Solutions, Inc. – Line of Credit, $0 available (L + 8.8%, 10.6% Cash, Due 1/2019)(C)	1,450	1,450	1,424
Vision Government Solutions, Inc. – Delayed Draw Term Loan, $900 available (10.0% Cash, Due 1/2019)(C)(F)	1,600	1,600	1,519
Vision Government Solutions, Inc. – Term Debt (L + 8.8%, 10.6% Cash, Due 1/2019)(C)	9,000	9,000	8,601

		43,952	44,596
Healthcare, education, and childcare – 7.8%
EL Academies, Inc. – Line of Credit, $2,000 available (L + 9.5%, 11.4% Cash, Due 8/2020)(C)	—	—	—
EL Academies, Inc. – Delayed Draw Term Loan, $8,560 available (L + 9.5%, 11.4% Cash, Due 8/2022)(C)	1,440	1,440	1,447
EL Academies, Inc. – Term Debt (L + 9.5%, 11.4% Cash, Due 8/2022)(C)	12,000	12,000	12,060
TWS Acquisition Corporation – Term Debt (L + 8.0%, 9.9% Cash, Due 7/2020)(C)	4,500	4,500	4,635

		17,940	18,142
Machinery – 2.9%
Arc Drilling Holdings LLC – Line of Credit, $1,000 available (L + 8.0%, 9.9% Cash, Due 11/2020)(C)	—	—	—
Arc Drilling Holdings LLC – Term Debt (L + 9.5%, 11.4% Cash, 1.0% PIK, Due 11/2022)(C)	5,880	5,880	5,865
Precision International, LLC – Term Debt (10.0%, Due 9/2021)(C)(F)	836	836	832

		6,716	6,697
Oil and Gas – 17.3%
Impact! Chemical Technologies, Inc. – Line of Credit, $0 available (L + 8.8%, 10.6% Cash, Due 12/2020)(C)	2,500	2,500	2,497
Impact! Chemical Technologies, Inc. – Term Debt (L + 8.8%, 10.8% Cash, Due 12/2020)(C)	20,000	20,000	19,975
WadeCo Specialties, Inc. – Line of Credit, $2,425 available (L + 7.0%, 8.9% Cash, Due 4/2018)(C)	575	575	582
WadeCo Specialties, Inc. – Term Debt (L + 7.0% 8.9% Cash, Due 3/2019)(C)	9,941	9,941	10,078
WadeCo Specialties, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 3/2019)(C)	7,000	7,000	7,061

		40,016	40,193
Printing and Publishing – 0.0%
Chinese Yellow Pages Company – Line of Credit, $0 available (PRIME + 4.0%, 8.8% Cash, Due 2/2015)(E)(V)	107	107	—
Telecommunications – 21.1%
Applied Voice & Speech Technologies, Inc. – Term Debt (L + 9.3%, 11.1% Cash, Due 10/2022)(C)	10,725	10,725	10,712
B+T Group Acquisition, Inc.(S) – Term Debt (L + 11.0%, 13.0% Cash, Due 12/2019)(C)	6,000	6,000	5,970
NetFortris Corp. – Term Debt (L + 9.5%, 11.4% Cash, Due 2/2021)(C)	23,819	23,819	24,384
XMedius Solutions Inc. – Term Debt (L + 9.3%, 11.1% Cash, Due 10/2022)(I)	7,898	7,898	7,898

		48,442	48,964

Total Secured First Lien Debt		$169,863	$170,658

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

7

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
Secured Second Lien Debt – 65.0%
Automobile – 2.2%
Sea Link International IRB, Inc. – Term Debt (11.3% Cash, Due 3/2023)(C)(F)	$5,000	$4,977	$5,044
Beverage, Food, and Tobacco – 2.9%
The Mochi Ice Cream Company – Term Debt (L + 10.5%, 12.4% Cash, Due 1/2021)(C)	6,750	6,750	6,784
Cargo Transportation– 5.7%
AG Transportation Holdings, LLC. – Term Debt (L + 10.0%, 13.3% Cash, Due 3/2020)(C)	13,000	13,000	13,130
Chemicals, Plastics, and Rubber – 0.5%
Vertellus Holdings LLC – Term Debt (L + 12.0%, 13.9% Cash, Due 10/2021)(C)	1,099	1,099	1,093
Diversified/Conglomerate Manufacturing – 8.4%
Alloy Die Casting Co.(S) – Term Debt (L + 11.5%, 13.5% Cash, Due 4/2021)(C)(H)	5,235	5,235	3,926
Alloy Die Casting Co.(S) – Term Debt (L + 11.5%, 13.5% Cash, Due 4/2021)(C)(H)	75	75	56
Alloy Die Casting Co.(S) – Term Debt (Due 4/2021)(C)(P)	390	390	294
United Flexible, Inc.– Term Debt (L + 9.3%, 11.1% Cash, Due 2/2022)(C)	15,300	15,223	15,300

		20,923	19,576
Diversified/Conglomerate Service – 20.9%
DigiCert Holdings, Inc. – Term Debt (L + 8.0%, 10.3% Cash, Due 10/2025)(D)(U)	3,000	2,976	3,038
Gray Matter Systems, LLC – Delayed Draw Term Loan, $2,000 available (12.0% Cash, Due 11/2023)(C)(F)	—	—	—
Gray Matter Systems, LLC – Term Debt (12.0% Cash, Due 11/2023)(C)(F)	11,100	11,100	11,072
Keystone Acquisition Corp. – Term Debt (L + 9.3%, 11.6% Cash, Due 5/2025)(D)(U)	4,000	3,925	4,020
LDiscovery, LLC – Term Debt (L + 10.0%, 11.9% Cash, Due 12/2023)(D)	5,000	4,825	4,100
Red Ventures, LLC – Term Debt (L + 8.0%, 9.9% Cash, Due 11/2025)(D)	3,625	3,566	3,688
TapRoot Partners, Inc. – Term Debt (L + 10.0%, 11.9% Cash, Due 10/2022)(C)	22,000	22,000	22,440

		48,392	48,358
Healthcare, education, and childcare – 8.2%
Medical Solutions Holdings, Inc. – Term Debt (L + 8.3%, 10.1% Cash, Due 6/2025)(D)	3,000	2,958	2,993
Merlin International, Inc. – Term Debt (L + 10.0%, 11.9% Cash, Due 8/2022)(C)	10,000	10,000	10,313
NetSmart Technologies, Inc. – Term Debt (L + 9.5%, 11.4% Cash, Due 10/2023)(D)	3,660	3,612	3,660
New Trident Holdcorp, Inc. – Term Debt (L + 10.0%, 12.3% PIK, Due 7/2020)(E)(U)	4,231	4,231	2,077

		20,801	19,043
Home and Office Furnishings, Housewares and Durable Consumer Products – 4.4%
Belnick, Inc. – Term Debt (11.0% Cash, Due 8/2023)(C)(F)	10,000	10,000	10,188
Hotels, Motels, Inns, and Gaming – 2.9%
Vacation Rental Pros Property Management, LLC – Term Debt (L + 10.0%, 11.9% Cash, 3.0% PIK, Due 6/2023)(C)	7,254	7,254	6,655
Oil and Gas – 7.2%
Francis Drilling Fluids, Ltd. – Term Debt (L + 10.4%, 12.2% PIK, Due 4/2020)(C)	17,763	17,657	11,547
Francis Drilling Fluids, Ltd. – Term Debt (L + 9.3%, 11.1% PIK, Due 4/2020)(C)	8,161	8,111	5,305

		25,768	16,852
Personal and Non-Durable Consumer Products (Manufacturing Only) – 1.7%
Canopy Safety Brands, LLC – Term Debt (L + 10.5%, 12.4% Cash, Due 7/2022)(C)	4,000	4,000	4,010

Total Secured Second Lien Debt		$162,964	$150,733

Unsecured Debt – 1.5%
Healthcare, education, and childcare – 1.5%
Edmentum Ultimate Holdings, LLC – Term Debt (10.0% PIK, Due 6/2020)(C)(F)	$3,438	$3,438	$3,459
Preferred Equity – 1.7%
Automobile – 0.1%
Meridian Rack & Pinion, Inc. (S) – Preferred Stock(E)(G)	1,449	$1,449	$344
Buildings and Real Estate – 0.1%
GFRC Holdings, LLC – Preferred Stock(E)(G)	1,000	1,025	320

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

8

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
Diversified/Conglomerate Manufacturing – 0.3%
Alloy Die Casting Co.(S) – Preferred Stock(E)(G)	2,192	2,192	—
United Flexible, Inc.– Preferred Stock(E)(G)	538	538	674

		2,730	674
Diversified/Conglomerate Service – 0.0%
Frontier Financial Group Inc. – Preferred Stock(E)(G)	766	500	96
Frontier Financial Group Inc. – Preferred Stock Warrant(E)(G)	168	—	—

		500	96
Oil and Gas – 1.0%
Francis Drilling Fluids, Ltd. – Preferred Equity Units(E)(G)	1,656	1,215	—
WadeCo Specialties, Inc. – Preferred Stock(E)(G)	1,000	618	2,231

		1,833	2,231
Telecommunications – 0.2%
B+T Group Acquisition, Inc.(S) – Preferred Stock(E)(G)	5,503	1,799	—
NetFortris Corp. – Preferred Stock(E)(G)	1,250,000	125	375

		1,924	375

Total Preferred Equity		$9,461	$4,040

Common Equity – 3.2%
Aerospace and Defense – 0.3%
FedCap Partners, LLC – Class A Membership Units ($0 Uncalled Commitment)(G)(K)(R)	80	$1,634	$751
Automobile– 0.2%
Sea Link International IRB, Inc.– Common Equity Units(E)(G)	494,902	495	485
Beverage, Food, and Tobacco – 0.2%
The Mochi Ice Cream Company – Common Stock(E)(G)	450	450	—
Triple H Food Processors, LLC – Common Stock(E)(G)	250,000	250	472

		700	472
Buildings and Real Estate – 0.0%
GFRC Holdings, LLC – Common Stock Warrants(E)(G)	45.0%	—	—
Cargo Transportation – 0.3%
AG Transportation Holdings, LLC – Member Profit Participation(E)(G)	18.0%	1,000	478
AG Transportation Holdings, LLC – Profit Participation Warrants(E)(G)	12.0%	244	140

		1,244	618
Chemicals, Plastics, and Rubber – 0.2%
Vertellus Holdings LLC – Common Stock Units(E)(G)	879,121	3,017	569
Diversified/Conglomerate Manufacturing – 0.1%
Alloy Die Casting Co.(S) – Common Stock(E)(G)	270	18	—
United Flexible, Inc. – Common Stock(E)(G)	1,158	148	262

		166	262
Healthcare, education, and childcare – 1.1%
Edmentum Ultimate Holdings, LLC – Common Stock(E)(G)	21,429	2,636	—
EL Academies, Inc. – Common Stock(E)(G)	500	520	428
Leeds Novamark Capital I, L.P. – Limited Partnership Interest ($986 uncalled capital commitment)(G)(L)(R)	3.5%	2,010	2,193

		5,166	2,621
Machinery – 0.5%
Arc Drilling Holdings LLC – Common Stock(E)(G)	16.7%	1,500	839
Precision International, LLC – Membership Unit Warrant(E)(G)	33.3%	—	119

		1,500	958
Oil and Gas – 0.1%
Francis Drilling Fluids, Ltd. – Common Equity Units(E)(G)	1,656	1	—
W3, Co. – Common Equity(D)(G)	435	499	131

		500	131
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.2%
Canopy Safety Brands, LLC – Participation Warrant(E)(G)	1	500	284
Funko Acquisition Holdings, LLC(S) – Common Units(G)(T)	67,873	167	194

		667	478
Telecommunications – 0.0%
NetFortris Corp.– Common Stock Warrant(E)(G)	1	1	—

Total Common Equity		$15,090	$7,345

Total Non-Control/Non-Affiliate Investments		$360,816	$336,235

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

9

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
AFFILIATE INVESTMENTS(N) – 21.4%
Secured First Lien Debt – 8.4%
Diversified/Conglomerate Manufacturing – 8.4%
Edge Adhesives Holdings, Inc. (S) – Term Debt (L + 10.5%, 12.5% Cash, Due 2/2019)(C)	$6,200	$6,200	$5,828
Edge Adhesives Holdings, Inc. (S) – Term Debt (L + 11.8%, 13.8% Cash, Due 2/2019)(C)	1,600	1,600	1,512
LWO Acquisitions Company LLC – Line of Credit, $0 available (L + 5.5%. 7.4% Cash, 2.0% PIK, Due 12/2019)(C)	2,776	2,776	2,665
LWO Acquisitions Company LLC – Term Debt (L + 8.5%, 10.4% Cash, 2.0% PIK, Due 12/2019)(C)	11,053	11,053	9,480

		21,629	19,485

Total Secured First Lien Debt		$21,629	$19,485

Secured Second Lien Debt – 9.2%
Diversified Natural Resources, Precious Metals and Minerals – 9.2%
Lignetics, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	$6,000	$6,000	$5,985
Lignetics, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	8,000	8,000	7,980
Lignetics, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	3,300	3,300	3,292
Lignetics, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	4,000	4,000	3,990

		21,300	21,247

Total Secured Second Lien Debt		$21,300	$21,247

Unsecured Debt – 0.0%
Diversified/Conglomerate Manufacturing – 0.0%
LWO Acquisitions Company LLC – Term Debt (Due 6/2020)(C)(P)	$95	$95	$81
Preferred Equity – 0.9%
Diversified/Conglomerate Manufacturing – 0.5%
Edge Adhesives Holdings, Inc. (S) – Preferred Stock(E)(G)	2,516	$2,516	$1,283
Diversified Natural Resources, Precious Metals and Minerals – 0.4%
Lignetics, Inc. – Preferred Stock(E)(G)	40,000	800	852

Total Preferred Equity		$3,316	$2,135

Common Equity – 2.9%
Diversified/Conglomerate Manufacturing – 0.0%
LWO Acquisitions Company LLC – Common Units(E)(G)	921,000	$921	$—
Diversified Natural Resources, Precious Metals and Minerals – 0.5%
Lignetics, Inc. – Common Stock(E)(G)	152,603	1,855	1,059
Textiles and Leather – 2.4%
Targus Cayman HoldCo, Ltd. – Common Stock(E)(G)	3,076,414	5,009	5,563

Total Common Equity		$7,785	$6,622

Total Affiliate Investments		$54,125	$49,570

CONTROL INVESTMENTS(O) – 7.0%
Secured First Lien Debt – 2.4%
Machinery – 1.4%
PIC 360, LLC – Term Debt (14.0%, Due 9/2019)(E)(F)	$3,250	$3,250	$3,250
Printing and Publishing – 1.0%
Sunshine Media Holdings – Line of Credit, $672 available (8.0% Cash, Due 5/2018)(E)(F)	1,328	1,328	1,328
Sunshine Media Holdings – Term Debt (8.0% Cash, Due 5/2018)(E)(F)(H)	5,000	3,525	316
Sunshine Media Holdings – Term Debt (L + 3.8%, 5.6% Cash, Due 5/2018)(E)(H)	11,948	8,401	756
Sunshine Media Holdings – Term Debt (L + 4.0%, 5.9% Cash, Due 5/2018)(E)(H)	10,700	10,700	—

		23,954	2,400

Total Secured First Lien Debt		$27,204	$5,650

Secured Second Lien Debt – 3.5%
Automobile– 3.5%
Defiance Integrated Technologies, Inc. – Term Debt (L + 9.5%, 11.4% Cash, Due 8/2023)(E)	$8,065	$8,065	$8,065

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

10

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
Preferred Equity – 0.0%
Printing and Publishing – 0.0%
Sunshine Media Holdings – Preferred Stock(E)(G)	15,270	$5,275	$—
Common Equity – 1.1%
Automobile– 0.8%
Defiance Integrated Technologies, Inc. – Common Stock(E)(G)	33,321	$580	$1,739
Machinery – 0.3%
PIC 360, LLC – Common Equity Units(E)(G)	75	1	879
Printing and Publishing – 0.0%
Sunshine Media Holdings – Common Stock(E)(G)	1,867	740	—
Sunshine Media Holdings – Common Stock Warrants(E)(G)	72	—	—

		740	—

Total Common Equity		$1,321	$2,618

Total Control Investments		$41,865	$16,333

TOTAL INVESTMENTS – 173.5%		$456,806	$402,138

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $354.9 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5—Borrowings in the accompanying Notes to Consolidated Financial Statements. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of March 31, 2018, our investments in FedCap Partners, LLC (“FedCap”), Leeds Novamark Capital I, L.P. (“Leeds”), Funko Acquisition Holdings, LLC (“Funko”), and XMedius Solutions Inc. (“XMedius”) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 2.7% of total investments, at fair value, as of March 31, 2018.
(B)	Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR” or “L”), which was 1.88% as of March 31, 2018. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rate. Certain securities are subject to an interest rate floor. The cash interest rate is the greater of the floor or LIBOR plus a spread. Due dates represent the contractual maturity date.
(C)	Fair value was based on an internal yield analysis or on estimates of value submitted by ICE Data Pricing and Reference Data, LLC (“ICE”)(formerly Standard and Poor’s Securities Evaluations, Inc.).
(D)	Fair value was based on the indicative bid price on or near March 31, 2018, offered by the respective syndication agent’s trading desk.
(E)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(F)	Debt security has a fixed interest rate.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New investment valued at cost, as it was determined that the price paid during the quarter ended March 31, 2018 best represents fair value as of March 31, 2018.
(J)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(K)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(M)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(P)	Debt security does not have a stated interest rate that is payable thereon.
(Q)	Reserved.
(R)	Fair value was based on net asset value provided by the fund as a practical expedient.
(S)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(T)	Our investment in Funko was valued using Level 2 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Our common units in Funko are convertible to class A common stock in Funko, Inc. upon the expiration of a lock-up agreement and meeting other requirements. Fair value was based on the closing market price of shares of Funko, Inc. as of the reporting date, less a discount for lack of marketability. Funko, Inc. is traded on the Nasdaq Stock Market under the trading symbol “FNKO.” Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(U)	The cash interest rate on this investment was indexed to 90-day LIBOR, which was 2.31% as of March 31, 2018.
(V)	The cash interest rate on this investment was indexed to the U.S. Prime Rate (“PRIME”), which was 4.75% as of March 31, 2018.
(W)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the ASC 820 fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(X)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(Y)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of March 31, 2018.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

11

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M) – 132.4%
Secured First Lien Debt – 67.2%
Automobile – 1.7%
Meridian Rack & Pinion, Inc. (S) – Term Debt (L + 11.5% 13.5% Cash, Due 12/2018) (C)	$4,140	$4,140	$3,643
Beverage, Food, and Tobacco – 3.2%
Triple H Food Processors, LLC – Line of Credit, $1,500 available (L + 6.8%, 8.0% Cash, Due 8/2018)(C)	—	—	—
Triple H Food Processors, LLC – Term Debt (L + 8.3%, 9.5% Cash, Due 8/2020)(C)	6,800	6,800	6,928

		6,800	6,928
Buildings and Real Estate – 1.0%
GFRC Holdings, LLC – Line of Credit, $20 available (L + 8.0%, 9.2% Cash, Due 9/2018)(E)	1,180	1,180	1,180
GFRC Holdings, LLC – Term Debt (L + 8.0%, 9.2% Cash, Due 9/2018)(E)	1,000	1,000	1,000

		2,180	2,180
Diversified/Conglomerate Service – 20.1%
IA Tech, LLC – Term Debt (L + 11.0%, 12.2% Cash, Due 6/2021)(C)	23,000	23,000	23,633
Travel Sentry, Inc. – Term Debt (L + 9.0%, 10.3% Cash, Due 12/2021)(C)(U)	8,902	8,902	9,170
Vision Government Solutions, Inc. – Line of Credit, $0 available (L + 8.8%, 10.0% Cash, Due 1/2019)(C)	1,450	1,450	1,420
Vision Government Solutions, Inc. – Delayed Draw Term Loan, $900 available (10.0% Cash, Due 1/2019)(C)(F)	1,600	1,600	1,485
Vision Government Solutions, Inc. – Term Debt (L + 8.8%, 10.0% Cash, Due 1/2019)(C)	9,000	9,000	8,390

		43,952	44,098
Diversified/Conglomerate Manufacturing – 1.6%
Alloy Die Casting Co.(S) – Term Debt (L + 11.5%, 13.5% Cash, Due 10/2018)(C)(H)	5,235	5,235	3,272
Alloy Die Casting Co.(S) – Term Debt (L + 11.5%, 13.5% Cash, Due 10/2018)(C)(H)	75	75	47
Alloy Die Casting Co.(S) – Term Debt (Due 10/2018)(C)(P)	390	390	246

		5,700	3,565
Healthcare, education, and childcare – 9.8%
EL Academies, Inc. – Line of Credit (L + 9.5%, 10.7% Cash, Due 8/2020)(I)	—	—	—
EL Academies, Inc. – Delayed Draw Term Loan (L + 9.5%, 10.7% Cash, Due 8/2022)(I)	—	—	—
EL Academies, Inc. – Term Debt (L + 9.5%, 10.7% Cash, Due 8/2022)(I)	12,000	12,000	12,000
TWS Acquisition Corporation – Term Debt (L + 8.0%, 9.2% Cash, Due 7/2020)(C)	9,432	9,432	9,609

		21,432	21,609
Leisure, Amusement, Motion Pictures, Entertainment – 3.6%
Flight Fit N Fun LLC – Term Debt (L + 14.0%, 15.2% Cash, Due 9/2020)(Q)(Y)	7,800	7,800	7,800
Machinery – 0.4%
Precision International, LLC – Term Debt (10.0% PIK, Due 9/2021)(C)(F)	808	808	798
Oil and Gas – 9.2%
WadeCo Specialties, Inc. – Line of Credit, $425 available (L + 7.0%, 8.2% Cash, Due 4/2018)(E)	2,575	2,575	2,575
WadeCo Specialties, Inc. – Term Debt (L + 7.0%, 8.2% Cash, Due 3/2019)(E)	10,441	10,427	10,440
WadeCo Specialties, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 3/2019)(E)	7,000	7,000	7,000

		20,002	20,015
Personal and Non-Durable Consumer Products (Manufacturing Only)– 3.0%
Canopy Safety Brands, LLC – Line of Credit, $500 available (L + 6.5%, 7.7% Cash, Due 9/2019)(C)	—	—	—
Canopy Safety Brands, LLC – Term Debt (L + 9.5%, 10.7% Cash, Due 9/2021)(C)	6,600	6,600	6,616

		6,600	6,616
Printing and Publishing – 0.0%
Chinese Yellow Pages Company – Line of Credit, $0 available (PRIME + 4.0%, 8.0% Cash, Due 2/2015)(E)(V)	107	107	—
Telecommunications – 13.6%
B+T Group Acquisition, Inc.(S) – Term Debt (L + 11.0%, 13.0% Cash, Due 12/2019)(C)	6,000	6,000	5,955
NetFortris Corp. – Line of Credit, $2,000 available (L + 8.4%, 9.6% Cash, Due 11/2017)(C)	—	—	—
NetFortris Corp. – Term Debt (L + 8.4%, 9.6% Cash, Due 2/2021)(C)	24,000	24,000	24,240

		30,000	30,195

Total Secured First Lien Debt		$149,521	$147,447

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

12

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
Secured Second Lien Debt – 59.1%
Automobile – 2.2%
Sea Link International IRB, Inc. – Term Debt (11.3%, Due 11/2021)(C)(F)	$5,000	$4,975	$5,025
Beverage, Food, and Tobacco – 3.1%
The Mochi Ice Cream Company – Term Debt (L + 10.5%, 11.7% Cash, Due 1/2021)(C)	6,750	6,750	6,809
Cargo Transportation– 6.0%
AG Transportation Holdings, LLC. – Term Debt (L + 10.0%, 13.3% Cash, Due 3/2020)(C)	13,000	13,000	13,081
Chemicals, Plastics, and Rubber – 0.4%
Vertellus Holdings LLC – Term Debt (L + 12.0%, 13.2% Cash, Due 10/2021)(D)	1,099	1,099	929
Diversified/Conglomerate Service – 16.4%
DataPipe, Inc. – Term Debt (L + 8.0%, 9.2% Cash, Due 9/2019)(D)(Y)	2,000	1,966	2,005
HB Capital Resources, Ltd. – Term Debt (L + 10.3%, 11.5% Cash, Due 10/2022)(C)	22,000	22,000	22,110
Keystone Acquisition Corp.– Term Debt (L + 9.3%, 10.5% Cash, Due 5/2025)(D)	4,000	3,922	3,960
LDiscovery, LLC – Term Debt (L + 10.0%, 11.2% Cash, Due 12/2023)(D)	5,000	4,815	4,550
PSC Industrial Holdings Corp.– Term Debt (L + 8.3%, 9.5% Cash, Due 12/2021)(Q)(Y)	3,500	3,452	3,500

		36,155	36,125
Diversified/Conglomerate Manufacturing – 8.2%
United Flexible, Inc.– Term Debt (L + 9.5%, 10.7% Cash, 2.0% PIK, Due 2/2022)(C)	17,993	17,909	17,903
Healthcare, education, and childcare – 8.8%
Medical Solutions Holdings, Inc. – Term Debt (L + 8.3%, 9.5% Cash, Due 12/2023)(D)	3,000	2,956	2,970
Merlin International, Inc. – Term Debt (L + 10.0%, 11.2% Cash, Due 8/2022)(C)	10,000	10,000	10,150
NetSmart Technologies, Inc.– Term Debt (L + 9.5%, 10.7% Cash, Due 10/2023)(D)	3,660	3,609	3,678
New Trident Holdcorp, Inc.– Term Debt (L + 9.5%, 10.7% Cash, Due 7/2020)(D)	4,000	4,000	2,412

		20,565	19,210
Home and Office Furnishings, Housewares and Durable Consumer Products – 4.6%
Belnick, Inc. – Term Debt (11.0%, Due 8/2023)(C)(F)	10,000	10,000	10,100
Hotels, Motels, Inns, and Gaming – 3.2%
Vacation Rental Pros Property Management, LLC – Term Debt (L + 10.0%, 11.2% Cash, 3.0% PIK, Due 6/2023)(C)	7,145	7,145	7,136
Oil and Gas – 5.7%
Francis Drilling Fluids, Ltd. – Term Debt (L + 10.4%, 11.9% PIK, Due 4/2020)(C)	16,739	16,611	8,626
Francis Drilling Fluids, Ltd. – Term Debt (L + 9.3% 10.8% PIK, Due 4/2020)(C)	7,733	7,673	3,931

		24,284	12,557
Telecommunications – 0.5%
Neustar, Inc. – Term Debt (L + 8.0%, 9.2% Cash, Due 8/2025)(D)	1,000	1,000	1,015

Total Secured Second Lien Debt		$142,882	$129,890

Unsecured Debt – 1.5%
Healthcare, education, and childcare – 1.5%
Edmentum Ultimate Holdings, LLC – Term Debt (10.0% PIK, Due 6/2020)(C)(F)	$3,324	$3,324	$3,324
Preferred Equity – 2.6%
Automobile – 0.1%
Meridian Rack & Pinion, Inc. (S) – Preferred Stock(E)(G)	1,449	$1,449	$133
Buildings and Real Estate – 0.3%
GFRC Holdings, LLC – Preferred Stock(E)(G)	1,000	1,025	824
Diversified/Conglomerate Service – 0.2%
Frontier Financial Group Inc. – Preferred Stock(I)(G)	766	500	500
Frontier Financial Group Inc. – Preferred Stock Warrant(I)(G)	168	—	—

		500	500
Diversified/Conglomerate Manufacturing – 0.3%
Alloy Die Casting Co.(S) – Preferred Stock(E)(G)	2,192	2,192	—
United Flexible, Inc.– Preferred Stock(E)(G)	538	538	554

		2,730	554
Leisure, Amusement, Motion Pictures, Entertainment – 0.6%
Flight Fit N Fun LLC – Preferred Stock(G)(Q)(Y)	700,000	700	1,425

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

13

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
Oil and Gas – 0.9%
Francis Drilling Fluids, Ltd. – Preferred Equity Units(E)(G)	1,656	1,215	—
WadeCo Specialties, Inc. – Preferred Stock(E)(G)	1,000	618	2,000

		1,833	2,000
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.1%
Funko Acquisition Holdings, LLC(S) – Preferred Equity Units(E)(G)	260	167	159
Telecommunications – 0.1%
B+T Group Acquisition, Inc.(S) – Preferred Stock(E)(G)(J)	5,503	1,799	140

Total Preferred Equity		$10,203	$5,735

Common Equity – 2.0%
Aerospace and Defense – 0.3%
FedCap Partners, LLC – Class A Membership Units ($0 Uncalled Commitment)(G)(K)(R)	80	$1,634	$751
Automobile– 0.2%
Sea Link International IRB, Inc.– Common Equity Units(E)(G)	494,902	495	362
Beverage, Food, and Tobacco – 0.2%
The Mochi Ice Cream Company – Common Stock(E)(G)	450	450	—
Triple H Food Processors, LLC – Common Stock(E)(G)	250,000	250	366

		700	366
Buildings and Real Estate – 0.0%
GFRC Holdings, LLC – Common Stock Warrants(E)(G)	45.0%	—	—
Cargo Transportation – 0.0%
AG Transportation Holdings, LLC – Member Profit Participation(E)(G)	18.0%	1,000	—
AG Transportation Holdings, LLC – Profit Participation Warrants(E)(G)	12.0%	244	—

		1,244	—
Chemicals, Plastics, and Rubber – 0.2%
Vertellus Holdings LLC – Common Stock Units(E)(G)	879,121	3,018	442
Diversified/Conglomerate Manufacturing – 0.0%
Alloy Die Casting Co.(S) – Common Stock(E)(G)	270	18	—
United Flexible, Inc. – Common Stock(E)(G)	1,158	148	—

		166	—
Healthcare, education, and childcare – 0.9%
Edmentum Ultimate Holdings, LLC – Common Stock(E)(G)	21,429	2,636	—
EL Academies, Inc. – Common Stock(G)(I)	500	500	500
Leeds Novamark Capital I, L.P. – Limited Partnership Interest ($1,581 uncalled capital commitment)(G)(L)(R)	3.5%	1,628	1,645

		4,764	2,145
Machinery – 0.0%
Precision International, LLC – Membership Unit Warrant(E)(G)	33.3%	—	—
Oil and Gas – 0.1%
Francis Drilling Fluids, Ltd. – Common Equity Units(E)(G)	1,656	1	—
W3, Co. – Common Equity(D)(G)	435	499	139

		500	139
Personal and Non-Durable Consumer Products (Manufacturing Only) – 0.1%
Canopy Safety Brands, LLC – Participation Warrant(E)(G)	1	500	259
Funko Acquisition Holdings, LLC(S) – Common Stock(E)(G)	975	—	—

		500	259
Telecommunications – 0.0%
NetFortris Corp.– Common Stock Warrant(E)(G)	1	1	—

Total Common Equity		$13,022	$4,464

Total Non-Control/Non-Affiliate Investments		$318,952	$290,860

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

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GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
AFFILIATE INVESTMENTS(N) – 19.4%
Secured First Lien Debt – 8.6%
Diversified/Conglomerate Manufacturing – 8.6%
Edge Adhesives Holdings, Inc. (S) – Term Debt (L + 10.5%, 12.5% Cash, Due 2/2019)(C)	$6,200	$6,200	$5,704
Edge Adhesives Holdings, Inc. (S) – Term Debt (L + 11.8%, 13.8% Cash, Due 2/2019)(C)	1,600	1,600	1,480
LWO Acquisitions Company LLC – Line of Credit, $0 available (L + 5.5%, 6.7% Cash, 2.0% PIK, Due 3/2018)(C)	2,748	2,746	2,336
LWO Acquisitions Company LLC – Term Debt (L + 8.5%, 9.7% Cash, 2.0% PIK, Due 12/2019)(C)	10,942	10,921	9,301

		21,467	18,821

Total Secured First Lien Debt		$21,467	$18,821

Secured Second Lien Debt – 7.8%
Diversified Natural Resources, Precious Metals and Minerals – 7.8%
Lignetics, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 2/2021)(C)	$6,000	$6,000	$5,998
Lignetics, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 2/2021)(C)	8,000	8,000	7,997
Lignetics, Inc. – Term Debt (L + 9.0%, 12.0% Cash, Due 2/2021)(C)	3,300	3,300	3,299

		17,300	17,294

Total Secured Second Lien Debt		$17,300	$17,294

Preferred Equity – 0.4%
Diversified/Conglomerate Manufacturing – 0.0%
Edge Adhesives Holdings, Inc. (S) – Preferred Stock(E)(G)	2,516	$2,516	$—
Diversified Natural Resources, Precious Metals and Minerals – 0.4%
Lignetics, Inc. – Preferred Stock(E)(G)	40,000	800	826

Total Preferred Equity		$3,316	$826

Common Equity – 2.6%
Diversified/Conglomerate Manufacturing – 0.0%
LWO Acquisitions Company LLC – Common Units(E)(G)	921,000	$921	$—
Diversified Natural Resources, Precious Metals and Minerals – 0.4%
Lignetics, Inc. – Common Stock(E)(G)	152,603	1,855	828
Textiles and Leather – 2.2%
Targus Cayman HoldCo, Ltd. – Common Stock(E)(G)	3,076,414	5,009	4,879

Total Common Equity		$7,785	$5,707

Total Affiliate Investments		$49,868	$42,648

CONTROL INVESTMENTS(O) – 8.6%
Secured First Lien Debt – 3.5%
Machinery – 1.8%
PIC 360, LLC – Term Debt (14.0%, Due 12/2017)(E)(F)	$4,000	$4,000	$4,000
Printing and Publishing – 1.7%
Sunshine Media Holdings – Line of Credit, $672 available (8.0% Cash, Due 5/2018)(E)(F)	1,328	1,328	1,328
Sunshine Media Holdings – Term Debt (8.0% Cash, Due 5/2018)(E)(F)(H)	5,000	3,525	679
Sunshine Media Holdings – Term Debt (L + 3.8%, 5.0% Cash, Due 5/2018)(E)(H)	11,948	8,401	1,621
Sunshine Media Holdings – Term Debt (L + 4.0%, 5.5% Cash, Due 5/2018)(E)(H)	10,700	10,700	—

		23,954	3,628

Total Secured First Lien Debt		$27,954	$7,628

Secured Second Lien Debt – 3.7%
Automobile– 3.7%
Defiance Integrated Technologies, Inc. – Term Debt (L + 9.5%, 11.0% Cash, Due 2/2019)(E)	$8,065	$8,065	$8,065

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

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GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
Preferred Equity – 0.0%
Printing and Publishing – 0.0%
Sunshine Media Holdings – Preferred Stock(E)(G)(J)	15,270	$5,275	$—
Common Equity – 1.4%
Automobile– 1.3%
Defiance Integrated Technologies, Inc. – Common Stock(E)(G)	33,321	$580	$2,856
Machinery – 0.1%
PIC 360, LLC – Common Equity Units(E)(G)	1	1	316
Printing and Publishing – 0.0%
Sunshine Media Holdings – Common Stock(E)(G)	1,867	740	—
Sunshine Media Holdings – Common Stock Warrants(E)(G)	72	—	—

		740	—

Total Common Equity		$1,321	$3,172

Total Control Investments		$42,615	$18,865

TOTAL INVESTMENTS(T) – 160.4%		$411,435	$352,373

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $317.4 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5—Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2017, our investments in FedCap and Leeds are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.7% of total investments, at fair value, as of September 30, 2017.
(B)	Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR” or “L”), which was 1.23% as of September 30, 2017. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rate. Certain securities are subject to an interest rate floor. The cash interest rate is the greater of the floor or LIBOR plus a spread. Due dates represent the contractual maturity date.
(C)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard and Poor’s Securities Evaluations, Inc.
(D)	Fair value was based on the indicative bid price on or near September 30, 2017, offered by the respective syndication agent’s trading desk.
(E)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(F)	Debt security has a fixed interest rate.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2017 best represents fair value as of September 30, 2017.
(J)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(K)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(M)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(P)	Debt security does not have a stated interest rate that is payable thereon.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(R)	Fair value was based on net asset value provided by the fund as a practical expedient.
(S)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(T)	Cumulative gross unrealized depreciation for federal income tax purposes is $71.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $7.5 million. Cumulative net unrealized depreciation is $64.3 million, based on a tax cost of $416.6 million.
(U)	The cash interest rate on this investment was indexed to 90-day LIBOR, which was 1.33% as of September 30, 2017.
(V)	The cash interest rate on this investment was indexed to the U.S. Prime Rate (“PRIME”), which was 4.25% as of September 30, 2017.
(W)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(X)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(Y)	Investment was exited subsequent to September 30, 2017. Refer to Note 15—Subsequent Events in the accompanying Notes to Consolidated Financial Statements for additional information.
(Z)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of September 30, 2017.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

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GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

MARCH 31, 2018

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies (“ASC 946”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio of investments in connection with our line of credit. The financial statements of Business Loan are consolidated with those of Gladstone Capital Corporation. We also have significant subsidiaries (as defined under Rule 1-02(w) of the U.S. Securities and Exchange Commission’s (“SEC”) Regulation S-X) whose financial statements are not consolidated with ours. Refer to Note 12 – Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), a Delaware corporation and an SEC registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”). Refer to Note 4—Related Party Transactions for additional information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, we have not included in this quarterly report all of the information and notes required by GAAP for annual financial statements. The accompanying Consolidated Financial Statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three and six months ended March 31, 2018, are not necessarily indicative of results that ultimately may be achieved for the fiscal year or any future interim periods. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as filed with the SEC on November 20, 2017.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

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Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation in the Consolidated Financial Statements and the accompanying notes. Reclassifications did not impact net increase in net assets resulting from operations, total assets, total liabilities or total net assets, or Statement of Changes in Net Assets and Statement of Cash Flows classifications.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are generally measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized appreciation or depreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, the Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from the chief valuation officer (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors (comprised entirely of independent directors) meets to review the valuation recommendations and supporting materials presented by the chief valuation officer. Third, after the Valuation Committee concludes its meeting, it and the chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors so that the full Board of Directors may review and approve the fair value of our investments in accordance with the Policy.

There is no single standard for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by the chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors review the Policy to determine if changes thereto are advisable and also review whether the Valuation Team has consistently applied the Policy.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

ICE, a valuation specialist (formerly Standard and Poor’s Securities Evaluations, Inc.), generally provides estimates of fair value on our proprietary debt investments. The Valuation Team generally assigns ICE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates ICE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from ICE’s. When this occurs, our Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value (“TEV”) of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review the valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our TEV, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value, whether it is reasonable in light of the Policy, as well as other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•

Total Enterprise Value — In determining the fair value using a TEV, the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing

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or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA multiples obtained from our indexing methodology whereby the original transaction EBITDA multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA multiples; however, TEV may also be calculated using revenue multiples or a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses a DCF analysis to calculate the TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis — The Valuation Team generally determines the fair value of our debt investments (where we do not have the ability to effectuate a sale of a portfolio company) using the yield analysis, which includes a DCF calculation and the assumptions that the Valuation Team believes market participants would use, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by ICE and market quotes.

•	Market Quotes — For our investments for which a limited market exists, we generally base fair value on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy. For securities that are publicly traded, we generally base fair value on the closing market price of our shares as of the reporting date. For restricted securities that are publicly traded, we generally base fair value on the closing market price of our shares as of the reporting date less a discount for the restriction, which includes consideration of the nature and term to expiration of the restriction.

•	Investments in Funds — For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the Net Asset Value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the valuation techniques listed above, the Valuation Team may also consider other factors when determining the fair value of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties. any relevant offers or letters of intent to acquire the portfolio company, timing of expected loan repayments, and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the current reporting quarter are generally valued at our original cost basis, as near-measurement date transaction value is a reasonable indicator of fair value.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the uncertainty inherent in valuing these securities, the determinations of fair value may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our disposal of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

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Revenue Recognition

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of original issue discounts (“OID”), and paid-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At March 31, 2018, certain loans to two portfolio companies, Sunshine Media Holdings and Alloy Die Casting Co., were on non-accrual status with an aggregate debt cost basis of approximately $27.9 million, or 6.7% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.1 million, or 1.3% of the fair value of all debt investments in our portfolio. At September 30, 2017, certain loans to two portfolio companies, Sunshine Media Holdings and Alloy Die Casting Co., were on non-accrual status with an aggregate debt cost basis of approximately $27.9 million, or 7.5% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.6 million, or 1.7% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

As of each of March 31, 2018 and September 30, 2017, we had six OID loans, primarily from the syndicated loans in our portfolio. We recorded OID income of $11 and $110 for the three and six months ended March 31, 2018, respectively, and $66 and $87 during the three and six months ended March 31, 2017, respectively. The unamortized balance of OID investments as of March 31, 2018 and September 30, 2017 totaled $0.4 million. As of March 31, 2018 and September 30, 2017, we had seven and six investments which had a PIK interest component, respectively. We recorded PIK interest income of $1.2 million and $2.3 million during the three and six months ended March 31, 2018, respectively, as compared to $1.2 million and $2.4 million during the three and six months ended March 31, 2017, respectively. We collected $0.8 million in PIK interest in cash during the three and six months ended March 31, 2018, as compared to $0 and $1.0 million during the three and six months ended March 31, 2017, respectively.

Success Fee Income Recognition

We record success fees as income when earned, which often occurs upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically resulting from an exit or sale.

Dividend Income Recognition

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. During the year ended September 30, 2017, we recharacterized $0.2 million of dividend income from our investment in Behrens Manufacturing, LLC recorded during our fiscal year ended September 30, 2016 as a return of capital.

Deferred Financing and Offering Costs

Deferred financing and offering costs consist of costs incurred to obtain financing, including lender fees and legal fees. Certain costs associated with our revolving line of credit are deferred and amortized using the straight-line method, which approximates the effective interest method, over the term of the revolving line of credit. Costs associated with the issuance of our mandatorily redeemable preferred stock are presented as discounts to the liquidation value of the mandatorily redeemable preferred stock and are amortized using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. Refer to Note 5 — Borrowings and Note 6 — Mandatorily Redeemable Preferred Stock for further discussion.

Related Party Fees

In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. Additionally, we pay the Adviser a loan servicing fee as compensation for its services as servicer under the terms of our Fifth Amended and Restated Credit Agreement with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender (our “Credit Facility”). These fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter.

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We pay separately for administrative services pursuant to the Administration Agreement. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. Refer to Note 4—Related Party Transactions for additional information regarding these related party fees and agreements.

Recent Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, “Restricted Cash (a consensus of the Emerging Issues Task Force)” (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. We have assessed the impact of ASU 2016-18 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In August 2016, the FASB issued Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force)” (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We have assessed the impact of ASU 2016-15 and do not anticipate a material impact on our cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In March 2016, the FASB issued Accounting Standards Update 2016-06, “Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. The adoption of ASU 2016-06 did not have a material impact on our financial position, results of operations or cash flows. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, and we adopted ASU 2016-06 effective October 1, 2017.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments–Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. The adoption of ASU 2015-02 did not have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-02 effective April 1, 2016. In October 2016, the FASB issued Accounting Standards Update 2016-17, “Interests Held through Related Parties That Are under Common Control” (“ASU 2016-17”), which amends the consolidation guidance in ASU 2015-02 regarding the treatment of indirect interests held through related parties that are under common control. The adoption of ASU 2016-17 did not have a material impact on our financial position, results of operations or cash flows. ASU 2016-17 is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those years, and we adopted ASU 2015-02 effective October 1, 2017.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), which was amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), and in December 2016 by FASB Accounting Standards Update 2016-20, “Technical Corrections and Improvements to Topic 606” (“ASU 2016-20”). ASU 2014-09, as amended, supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12, and ASU 2016-20, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years. We continue to assess the impact of ASU 2014-09, as amended, and expect to identify similar performance obligations as compared to existing guidance. As a result, we do not anticipate a material change in the timing of revenue recognition or a material impact on our financial position, results of operations, or cash flows from adopting this standard.

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NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, the fair value of each investment is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2 — inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. Investments in funds measured using net asset value as a practical expedient are not categorized within the fair value hierarchy.

As of March 31, 2018, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investment in Funko, which was valued using Level 2 inputs and our investments in FedCap and Leeds, which were valued using net asset value as a practical expedient. As of September 30, 2017, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investments in FedCap and Leeds, which were valued using net asset value as a practical expedient.

We transfer investments in and out of Level 1, 2, and 3 of the valuation hierarchy as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the six months ended March 31, 2018, we transferred our investment in Funko from Level 3 to Level 2 as a result of the initial public offering of Funko, Inc. in November 2017 due to convertibility of our investment into shares of Funko, Inc. During the three and six months ended March 31, 2017, there were no investments transferred into or out of Levels 1, 2 or 3 of the valuation hierarchy.

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As of March 31, 2018 and September 30, 2017, our investments, by security type, at fair value were categorized as follows within the ASC 820 fair value hierarchy:

			Fair Value Measurements
	Fair Value		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
As of March 31, 2018:
Secured first lien debt	$195,793		$—	$—		$195,793
Secured second lien debt	180,045		—	—		180,045
Unsecured debt	3,540		—	—		3,540
Preferred equity	6,175		—	—		6,175
Common equity/equivalents	13,641	(B)	—	194	(A)	13,447

Total Investments at March 31, 2018	$399,194		$—	$194		$399,000

			Fair Value Measurements
	Fair Value		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
As of September 30, 2017:
Secured first lien debt	$173,896		$—	$—		$173,896
Secured second lien debt	155,249		—	—		155,249
Unsecured debt	3,324		—	—		3,324
Preferred equity	6,561		—	—		6,561
Common equity/equivalents	10,947	(B)	—	—		10,947

Total Investments at September 30, 2017	$349,977		$—	$—		$349,977

(A)	Fair value was determined based on the closing market price of shares of Funko, Inc. (our units in Funko can be converted into shares of Funko, Inc.) at the reporting date less a discount for lack of marketability as our investment was subject to a 180-day lock-up period, which expires in May 2018, and other restrictions.
(B)	Excludes our investments in FedCap and Leeds with fair values of $0.8 million and $2.2 million, respectively, as of March 31, 2018 and fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017. FedCap and Leeds were valued using net asset value as a practical expedient.

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The following table presents our portfolio investments, valued using Level 3 inputs within the ASC 820 fair value hierarchy, and carried at fair value as of March 31, 2018 and September 30, 2017, by caption on our accompanying Consolidated Statements of Assets and Liabilities, and by security type:

	Total Recurring Fair Value Measurements Reported in
	Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	March 31, 2018		September 30, 2017
Non-Control/Non-Affiliate Investments
Secured first lien debt	$170,658		$147,447
Secured second lien debt	150,733		129,890
Unsecured debt	3,459		3,324
Preferred equity	4,040		5,735
Common equity/equivalents	4,207	(A)	2,068	(B)

Total Non-Control/Non-Affiliate Investments	$333,097		$288,464

Affiliate Investments
Secured first lien debt	$19,485		$18,821
Secured second lien debt	21,247		17,294
Unsecured debt	81		—
Preferred equity	2,135		826
Common equity/equivalents	6,622		5,707

Total Affiliate Investments	$49,570		$42,648

Control Investments
Secured first lien debt	$5,650		$7,628
Secured second lien debt	8,065		8,065
Common equity/equivalents	2,618		3,172

Total Control Investments	$16,333		$18,865

Total Investments at Fair Value Using Level 3 Inputs	$399,000		$349,977

(A)	Excludes our investments in FedCap, Leeds, and Funko with fair values of $0.8 million, $2.2 million, and $0.2 million, respectively, as of March 31, 2018. FedCap and Leeds were valued using net asset value as a practical expedient and Funko was valued using Level 2 inputs.
(B)	Excludes our investments in FedCap and Leeds with fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017, which were valued using net asset value as a practical expedient.

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In accordance with ASC 820, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of March 31, 2018 and September 30, 2017. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
					Range / Weighted Average as of
			Valuation
	March 31,	September 30,	Techniques/	Unobservable	March 31,	September 30,
	2018	2017	Methodologies	Input	2018	2017
Secured first lien debt(A)	$187,993	$136,272	Yield Analysis	Discount Rate	5.0% - 21.3% / 11.9%	8.0% - 25.0% / 12.5%
	7,800	37,624	TEV	EBITDA multiple	3.2x – 3.2x /3.2x	3.2x – 10.1x / 8.2x
				EBITDA	$1,391 - $1,391 / $1,391	$1,378 - $9,420 / $6,676
				Revenue multiple	0.3x – 0.5x / 0.3x	0.3x – 0.4x / 0.3x
				Revenue	$4,980 - $8,000 /$7,791	$6,934 - $12,094 / $11,733
Secured second lien debt(B)	148,404	122,165	Yield Analysis	Discount Rate	10.6% - 22.7% /14.0%	10.8% - 23.3% / 14.0%
	21,499	22,607	Market Quote	IBP	82.0% - 101.8% / 96.5%	84.5% - 101.5% / 97.2%
	10,142	10,477	TEV	EBITDA multiple	4.5x – 6.3x /5.1x	4.8x – 6.6x /5.4x
				EBITDA	$3,004 - $75,583 / $27,979	$3,000 - $73,650 / $26,424
Unsecured debt	3,540	3,324	Yield Analysis	Discount Rate	9.7% - 13.7% / 9.8%	10.0% - 10.0% / 10.0%
Preferred and common equity / equivalents(C)(D)	19,491	17,370	TEV	EBITDA multiple	3.2x – 10.0x / 6.2x	3.2x – 10.1x / 6.1x
				EBITDA	$352 -$30,531 /$12,658	$890 -$84,828/ $12,835
				Revenue multiple	0.3x – 1.7x / 0.5x	0.3x – 6.5 x /0.7x
				Revenue	$2,973 -$522,101 /$153,397	$2,317 -$503,620/ $128,819
	131	138	Market Quotes	IBP	26.2% - 26.2% /26.2%	27.9% - 27.9% / 27.9%

Total Level 3 Investments, at Fair Value	$399,000	$349,977

(A)	Fair value as of March 31, 2018 includes one new proprietary debt investment totaling $7.9 million, which was valued at cost, using the transaction price as the unobservable input. Fair value as of September 30, 2017 includes one new proprietary debt investment totaling $12.0 million, which was valued at cost, using the transaction price as the unobservable input, and one proprietary debt investment totaling $7.8 million, which was valued at the expected payoff amount as the unobservable input.

(B)	Fair value as of September 30, 2017 includes one proprietary debt investment totaling $3.5 million which was valued at the expected payoff as the unobservable input.

(C)	Fair value as of September 30, 2017 includes two new proprietary investments totaling $1.0 million, which were valued at cost, using transaction price as the unobservable input, and one proprietary investment totaling $1.4 million, which was valued at the expected payoff amount as the unobservable input.

(D)	Fair value as of March 31, 2018 excludes our investments in FedCap, Leeds and Funko with fair values of $0.8 million, $2.2 million, and $0.2 million, respectively, as of March 31, 2018. FedCap and Leeds were valued using net asset value as a practical expedient and Funko was valued using Level 2 inputs as of March 31, 2018. Fair value as of September 30, 2017 excludes our investments in FedCap and Leeds with fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017, which were valued using net asset value as a practical expedient.

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Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in discount rates, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase/(decrease) in market yields, discount rates, or an increase/(decrease) in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a corresponding increase/(decrease), respectively, in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the three and six months ended March 31, 2018 and 2017 for all investments for which the Adviser determines fair value using unobservable (Level 3) factors.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
FISCAL YEAR 2018: Three Months ended March 31, 2018	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of December 31, 2017	$196,195	$171,690	$3,444	$5,661	$12,434	$389,424
Total gains (losses):
Net realized gain (loss)(A)	(3)	37	—	(5)	(3)	26
Net unrealized appreciation (depreciation)(B)	(1,005)	2,408	11	514	992	2,920
Reversal of prior period net (appreciation) depreciation on realization(B)	—	(18)	—	—	—	(18)
New investments, repayments and settlements: (C)
Issuances/originations	11,895	8,794	85	—	21	20,795
Settlements/repayments	(4,694)	(9,426)	—	—	—	(14,120)
Net proceeds from sales	3	(38)	—	5	3	(27)
Transfers	(6,598)	6,598	—	—	—	—

Fair Value as of March 31, 2018	$195,793	$180,045	$3,540	$6,175	$13,447	$399,000

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
FISCAL YEAR 2018: Six Months Ended March 31, 2018	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2017	$173,896	$155,249	$3,324	$6,561	$10,947	$349,977
Total gains (losses):
Net realized (loss) gain(A)	(3)	37	—	597	(31)	600
Net unrealized (depreciation) appreciation(B)	110	2,853	8	1,072	980	5,023
Reversal of prior period net depreciation (appreciation) on realization(B)	—	(105)	—	(725)	—	(830)
New investments, repayments and settlements: (C)
Issuances/originations	49,321	27,159	208	125	1,521	78,334
Settlements/repayments	(17,371)	(15,273)	—	—	—	(32,644)
Net proceeds from sales	3	(38)	—	(1,296)	30	(1,301)
Transfers	(10,163)	10,163	—	(159)	—	(159)

Fair Value as of March 31, 2018	$195,793	$180,045	$3,540	$6,175	$13,447	$399,000

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Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
FISCAL YEAR 2017: Three Months Ended March 31, 2017	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of December 31, 2016	$156,330	$114,021	$3,091	$4,415	$7,870	$285,727
Total gains (losses):
Net realized (loss) gain(A)	—	(24)	—	47	22	45
Net unrealized (depreciation) appreciation(B)	(1,791)	1,238	6	(63)	(105)	(715)
Reversal of prior period net depreciation (appreciation) on realization(B)	(96)	115	—	—	—	19
New investments, repayments and settlements: (C)
Issuances/originations	29,582	10,776	85	360	1	40,804
Settlements/repayments	(9,992)	(4,851)	3	—	—	(14,840)
Net proceeds from sales	—	24	—	(93)	(22)	(91)
Transfers	—	(202)	—	—	202	—

Fair Value as of March 31, 2017	$174,033	$121,097	$3,185	$4,666	$7,968	$310,949

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
FISCAL YEAR 2017: Six Months Ended March 31, 2017	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2016	$198,721	$100,320	$3,012	$10,262	$7,755	$320,070
Total gains (losses):
Net realized (loss) gain(A)	(4,899)	1	—	1,473	22	(3,403)
Net unrealized (depreciation) appreciation(B)	866	(1,982)	7	1,053	(3,351)	(3,407)
Reversal of prior period net depreciation (appreciation) on realization(B)	2,114	180	—	(1,059)	370	1,605
New investments, repayments and settlements: (C)
Issuances/originations	30,129	30,136	161	754	344	61,524
Settlements/repayments	(48,857)	(8,277)	5	—	—	(57,129)
Net proceeds from sales	(101)	(1)	—	(7,817)	(392)	(8,311)
Transfers	(3,940)	720	—	—	3,220	—

Fair Value as of March 31, 2017	$174,033	$121,097	$3,185	$4,666	$7,968	$310,949

(A)	Included in net realized gain (loss) on investments on our accompanying Consolidated Statements of Operations for the three and six months ended March 31, 2018 and 2017.

(B)	Included in net unrealized appreciation (depreciation) on investments on our accompanying Consolidated Statements of Operations for the three and six months ended March 31, 2018 and 2017.

(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, accretion of discounts, PIK, and other non-cash disbursements to portfolio companies, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs and other cost-basis adjustments.

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Investment Activity

Proprietary Investments

As of March 31, 2018 and September 30, 2017, we held 39 and 35 proprietary investments with an aggregate fair value of $367.7 million and $318.6 million, or 91.4% and 90.4% of the total aggregate portfolio, respectively. The following significant proprietary investment transactions occurred during the six months ended March 31, 2018:

•	In October 2017, we sold our investment in Flight Fit N Fun LLC for a realized gain of $0.6 million. In connection with the sale, we received net cash proceeds of approximately $9.4 million, including the repayment of our debt investment of $7.8 million at par.

•	In October 2017, we invested $11.0 million in Applied Voice & Speech Technologies, Inc. through secured first lien debt.

•	In November 2017, we invested $7.5 million in Arc Drilling Holdings, LLC through a combination of secured first lien debt and equity.

•	In November 2017, we invested $7.5 million in Gray Matter Systems, LLC through secured second lien debt. In March 2018, we invested an additional $3.6 million in Gray Matter Systems, LLC, through secured second lien debt.

•	In December 2017, we invested $20.0 million in Impact! Chemical Technologies, Inc. through secured first lien debt.

•	In January 2018, we invested $8.1 million in XMedius Solutions Inc. through secured first lien debt.

•	In February 2018, we invested an additional $4.0 million in an existing portfolio company, Lignetics, Inc., through secured first lien debt.

•	In March 2018, an existing portfolio company, EL Academies, Inc., drew an additional $1.4 million on the unused portion of its secured first lien delayed draw term loan.

Syndicated Investments

As of March 31, 2018 and September 30, 2017, we held 11 and 12 syndicated investments with an aggregate fair value of $34.4 million and $33.8 million, or 8.6% and 9.6% of the total portfolio at fair value, respectively. The following significant syndicated investment transactions occurred during the six months ended March 31, 2018:

•	In October 2017, PSC Industrial Holdings, LLC paid off at par for net proceeds of $3.5 million.

•	In November 2017, DataPipe, Inc. paid off at par for net proceeds of $2.0 million.

•	In November 2017, we invested $5.0 million in DigiCert Holdings, Inc. through secured second lien debt. In March 2018, we sold $2.0 million of our investment for net proceeds of $2.0 million.

•	In November 2017, we invested $4.0 million in Red Ventures, LLC through secured second lien debt.

•	In November 2017, we invested $1.0 million in ABG Intermediate Holdings 2, LLC through secured second lien debt. In January 2018, we sold our investment in ABG Intermediate Holdings 2, LLC for net proceeds of $1.0 million.

•	In March 2018, we sold our $1.0 million investment in Neustar, Inc. for net proceeds of $1.0 million.

Investment Concentrations

As of March 31, 2018, our investment portfolio consisted of investments in 50 portfolio companies located in 23 states in 18 different industries, with an aggregate fair value of $402.1 million. The five largest investments at fair value totaled $116.6 million, or 29.0% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2017 totaling $110.9 million, or 31.5% of our total investment portfolio. As of March 31, 2018 and September 30, 2017, our average investment by obligor was $9.1 million and $8.8 million at cost, respectively.

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The following table outlines our investments by security type at March 31, 2018 and September 30, 2017:

	March 31, 2018				September 30, 2017
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$218,696	47.9%	$195,793	48.7%	$198,942	48.4%	$173,896	49.4%
Secured second lien debt	192,329	42.1	180,045	44.8	168,247	40.9	155,249	44.1
Unsecured debt	3,533	0.8	3,540	0.9	3,324	0.8	3,324	0.9

Total debt investments	414,558	90.8	379,378	94.4	370,513	90.1	332,469	94.4
Preferred equity	18,052	3.9	6,175	1.5	18,794	4.5	6,561	1.9
Common equity/equivalents	24,196	5.3	16,585	4.1	22,128	5.4	13,343	3.7

Total equity investments	42,248	9.2	22,760	5.6	40,922	9.9	19,904	5.6

Total Investments	$456,806	100.0%	$402,138	100.0%	$411,435	100.0%	$352,373	100.0%

Our investments at fair value consisted of the following industry classifications at March 31, 2018 and September 30, 2017:

	March 31, 2018		September 30, 2017
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Service	$93,050	23.1%	$80,723	22.9%
Oil and gas	59,407	14.8	34,712	9.9
Telecommunications	49,339	12.2	31,350	8.9
Healthcare, education and childcare	43,265	10.8	46,288	13.1
Diversified/Conglomerate Manufacturing	41,361	10.3	40,843	11.6
Diversified natural resources, precious metals and minerals	23,158	5.8	18,949	5.4
Automobile	19,113	4.8	20,082	5.7
Cargo Transportation	13,748	3.4	13,081	3.7
Beverage, food and tobacco	13,736	3.4	14,103	4.0
Machinery	11,784	2.9	5,114	1.4
Home and Office Furnishings, Housewares and Durable Consumer Products	10,188	2.5	10,100	2.9
Hotels, Motels, Inns, and Gaming	6,655	1.7	7,136	2.0
Textiles and leather	5,563	1.4	4,879	1.4
Personal and non-durable consumer products	4,488	1.1	7,035	2.0
Printing and publishing	2,400	0.6	3,628	1.0
Leisure, Amusement, Motion Pictures, Entertainment	—	—	9,225	2.6
Other, < 2.0%	4,883	1.2	5,125	1.5

Total Investments	$402,138	100.0%	$352,373	100.0%

Our investments at fair value were included in the following U.S. geographic regions and other countries at March 31, 2018 and September 30, 2017:

	March 31, 2018		September 30, 2017
Location	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$162,708	40.4%	$150,727	42.8%
West	132,303	32.9	116,302	33.0
Midwest	63,346	15.8	58,915	16.7
Northeast	35,883	8.9	26,429	7.5
Canada	7,898	2.0	—	—

Total Investments	$402,138	100.0%	$352,373	100.0%

The geographic composition is determined by the location of the headquarters of our portfolio companies. A portfolio company may have a number of other business locations in other geographic locations.

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Investment Principal Repayments

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of March 31, 2018:

		Amount
For the remaining six months ending September 30:	2018	$33,604
For the fiscal years ending September 30:	2019	49,470
	2020	82,400
	2021	85,214
	2022	49,707
	Thereafter	119,863

	Total contractual repayments	$420,258
	Adjustments to cost basis of debt investments	(5,700)
	Investments in equity securities	42,248

	Investments held as of March 31, 2018 at Cost:	$456,806

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write-off accounts receivable when we have exhausted collection efforts and have deemed the receivables uncollectible. As of March 31, 2018 and September 30, 2017, we had gross receivables from portfolio companies of $0.2 million and $0.5 million, respectively. The allowance for uncollectible receivables was $21 and $44 at March 31, 2018 and September 30, 2017, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services. The Advisory Agreement originally included administrative services; however, it was amended and restated on October 1, 2006. Simultaneously, we entered into the Administration Agreement with the Administrator (discussed further below) to provide those services. With the unanimous approval of our Board of Directors, the Advisory Agreement was later amended in October 2015 to reduce the base management fee payable thereunder from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, unanimously approved the annual renewal of the Advisory Agreement through August 31, 2018.

We also pay the Adviser a loan servicing fee for its role of servicer pursuant to our Credit Facility. The entire loan servicing fee paid to the Adviser by Business Loan is non-contractually, unconditionally and irrevocably credited against the base management fee otherwise payable to the Adviser, since Business Loan is a consolidated subsidiary of ours, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone. Robert Marcotte (our president) also serves as an executive managing director of the Adviser.

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The following table summarizes the base management fee, incentive fee, and loan servicing fee and associated non-contractual, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Three Months Ended March 31,		Six Months Ended March 31,
	2018	2017	2018	2017
Average total assets subject to base management fee(A)	$407,771	$310,628	$395,428	$312,800
Multiplied by prorated annual base management fee of 1.75%	0.4375%	0.4375%	0.875%	0.875%

Base management fee(B)	$1,784	$1,359	$3,460	$2,737
Portfolio company fee credit	(167)	(434)	(831)	(1,083)
Syndicated loan fee credit	(92)	(9)	(184)	(22)

Net Base Management Fee	$1,525	$916	$2,445	$1,632

Loan servicing fee(B)	1,274	955	2,460	1,938
Credit to base management fee - loan servicing fee(B)	(1,274)	(955)	(2,460)	(1,938)

Net Loan Servicing Fee	$—	$—	$—	$—

Incentive fee(B)	1,210	1,070	2,583	2,363
Incentive fee credit	(771)	(1,077)	(856)	(1,114)

Net Incentive Fee	$439	$(7)	$1,727	$1,249

Portfolio company fee credit	(167)	(434)	(831)	(1,083)
Syndicated loan fee credit	(92)	(9)	(184)	(22)
Incentive fee credit	(771)	(1,077)	(856)	(1,114)

Credits to Fees From Adviser - other(B)	$(1,030)	$(1,520)	$(1,871)	$(2,219)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.

(B)	Reflected, on a gross basis, as a line item, on our accompanying Consolidated Statements of Operations.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $10 and $19 for the three and six months ended March 31, 2018 and $18 and $46 for the three and six months ended March 31, 2017, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser primarily for the valuation of portfolio companies.

Our Board of Directors accepted a non-contractual, unconditional and irrevocable credit from the Adviser to reduce the annual base management fee on syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for each of the three and six months ended March 31, 2018 and 2017.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

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•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our “net realized capital gains” (as defined herein) as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate “net realized capital gains” at the end of each applicable year by subtracting the sum of our cumulative aggregate realized capital losses and our entire portfolio’s aggregate unrealized capital depreciation from our cumulative aggregate realized capital gains. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid since our inception through March 31, 2018, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

In accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded from our inception through March 31, 2018.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the three and six months ended March 31, 2018 and 2017.

Loan Servicing Fee

The Adviser also services the loans held by Business Loan (the borrower under the Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our Credit Facility. As discussed in the notes to the table above, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% non-contractually, unconditionally and irrevocably credited back to us by the Adviser.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for the portion of expenses the Administrator incurs while performing services for us. The Administrator’s expenses are primarily rent and the salaries, benefits and expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief compliance officer, chief valuation officer, and general counsel and secretary (who also serves as the Administrator’s president, general counsel and secretary) and their respective staffs. Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer) serve as members of the board of managers and executive officers of the Administrator, which is 100% indirectly owned and controlled by Mr. Gladstone.

Our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Administration Agreement or interested persons of such party, approved the annual renewal of the Administration Agreement through August 31, 2018.

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Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional and irrevocable credits against the base management fee or incentive fee. Gladstone Securities received fees from portfolio companies totaling $0.2 million and $0.6 million during the three and six months ended March 31, 2018, respectively, and $0.3 million and $0.5 million during the three and six months ended March 31, 2017, respectively.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	March 31, 2018	September 30, 2017
Base management fee due to Adviser	$251	$45
Loan servicing fee due to Adviser	317	242
Incentive fee due to Adviser	439	1,005

Total fees due to Adviser	1,007	1,292

Fee due to Administrator	312	244

Total Related Party Fees Due	$1,319	$1,536

In addition to the above fees, other operating expenses due to the Adviser as of March 31, 2018 and September 30, 2017, totaled $10 and $12, respectively. In addition, net expenses payable to Gladstone Investment Corporation (for reimbursement purposes), which includes certain co-investment expenses, totaled $16 and $55 as of March 31, 2018 and September 30, 2017, respectively. These amounts are generally settled in the quarter subsequent to being incurred and have been included in other liabilities on the accompanying Consolidated Statements of Assets and Liabilities as of March 31, 2018 and September 30, 2017.

NOTE 5. BORROWINGS

Revolving Credit Facility

On March 9, 2018, we, through Business Loan, entered into Amendment No. 4 to our Credit Facility with KeyBank, which increased the commitment amount from $170.0 million to $190.0 million, extended the revolving period end date by approximately two years to January 15, 2021, decreased the marginal interest rate added to 30-day LIBOR from 3.25% to 2.85% per annum, and changed the unused commitment fee from 0.50% of the total unused commitment amount to 0.50% when the average unused commitment amount for the reporting period is less than or equal to 50%, 0.75% when the average unused commitment amount for the reporting period is greater than 50% but less than or equal to 65%, and 1.00% when the average unused commitment amount for the reporting period is greater than 65%. If our Credit Facility is not renewed or extended by January 15, 2021, all principal and interest will be due and payable on or before April 15, 2022 (fifteen months after the revolving period end date). Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $265.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.2 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 15, 2021.

The following tables summarize noteworthy information related to our Credit Facility (at cost):

	March 31, 2018	September 30, 2017
Commitment amount	$190,000	$170,000
Borrowings outstanding, at cost	127,800	93,000
Availability(A)	54,375	58,576

	For the Three Months Ended March 31,		For the Six Months Ended March 31,
	2018	2017	2018	2017
Weighted average borrowings outstanding, at cost	$128,324	$42,394	$113,111	$40,819
Weighted average interest rate(B)	4.9%	5.5%	5.0%	5.6%
Commitment (unused) fees incurred	$59	$160	$151	$326

(A)	Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.

(B)	Includes unused commitment fees and excludes the impact of deferred financing fees.

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Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $225.2 million as of March 31, 2018, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of March 31, 2018, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $280.0 million, asset coverage on our “senior securities representing indebtedness” of 318.4%, calculated in compliance with the requirements of Section 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 34 obligors in our Credit Facility’s borrowing base as of March 31, 2018. As of March 31, 2018, we were in compliance with all of our Credit Facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for the Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and the assumptions that the Valuation Team believes market participants would use, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of March 31, 2018, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 2.85% per annum, plus a 0.50% unused fee. As of September 30, 2017, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.15% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding increase or decrease, respectively, in the fair value of our Credit Facility. As of March 31, 2018 and September 30, 2017, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of March 31, 2018 and September 30, 2017, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the three and six months ended March 31, 2018 and 2017:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	March 31, 2018	September 30, 2017
Credit Facility	$127,800	$93,115

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3) Reported in Consolidated Statements of Assets and Liabilities
	Three Months Ended March 31,
	2018	2017
Fair value as of December 31, 2017 and 2016, respectively	$130,833	$27,987
Borrowings	26,300	46,100
Repayments	(29,000)	(20,200)
Net unrealized (depreciation) appreciation(A)	(333)	102

Fair Value as of March 31, 2018 and 2017, respectively	$127,800	$53,989

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	Six Months Ended March 31,
	2018	2017
Fair value as of September 30, 2017 and 2016, respectively	$93,115	$71,300
Borrowings	87,400	70,300
Repayments	(52,600)	(87,500)
Net unrealized depreciation(A)	(115)	(111)

Fair Value as of March 31, 2018 and 2017, respectively	$127,800	$53,989

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Operations for the three and six months ended March 31, 2018 and 2017.

The fair value of the collateral under our Credit Facility totaled approximately $354.9 million and $317.4 million as of March 31, 2018 and September 30, 2017, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In September 2017, we completed a public offering of approximately 2.1 million shares of 6.00% Series 2024 Term Preferred Stock, par value $0.001 per share (“Series 2024 Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $51.8 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $49.8 million. We incurred approximately $1.9 million in total underwriting discounts and offering costs related to the issuance of the Series 2024 Term Preferred Stock, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized from issuance through September 30, 2024, the mandatory redemption date. The offering proceeds plus borrowings under our Credit Facility were used to voluntarily redeem all 2.4 million outstanding shares of our then existing 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”). In connection with the voluntary redemption of our Series 2021 Term Preferred Stock, we incurred a loss on extinguishment of debt of $1.3 million during the three months ended September 30, 2017, which is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

The shares of our Series 2024 Term Preferred Stock are traded under the ticker symbol “GLADN” on the Nasdaq Global Select Market. Our Series 2024 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.00% per year, payable monthly (which equates in total to approximately $3.1 million per year). We are required to redeem all of the outstanding Series 2024 Term Preferred Stock on September 30, 2024 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions per share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, or (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2024 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. The asset coverage on our “senior securities that are stock” as of March 31, 2018 was 226.8%, calculated in accordance with Sections 18 and 61 of the 1940 Act.

We may also voluntarily redeem all or a portion of the Series 2024 Term Preferred Stock at our option at the Redemption Price at any time after September 30, 2019. If we fail to redeem our Series 2024 Term Preferred Stock pursuant to the mandatory redemption date of September 30, 2024, or in any other circumstance in which we are required to mandatorily redeem our Series 2024 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of March 31, 2018, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2024 Term Preferred Stock.

In May 2014, we completed a public offering of approximately 2.4 million shares of Series 2021 Term Preferred Stock, at a public offering price of $25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which were recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and were amortized over the redemption period ending June 30, 2021. In September 2017, when we voluntarily redeemed all of our outstanding Series 2021 Term Preferred Stock, the remaining unamortized costs were fully written off as part of the realized loss discussed above.

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We paid the following monthly distributions on our Series 2024 Term Preferred Stock for the six months ended March 31, 2018:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2024 Term Preferred Share(A)
2018	October 10, 2017	October 20, 2017	October 31, 2017	$0.141667
	October 10, 2017	November 20, 2017	November 30, 2017	0.125
	October 10, 2017	December 19, 2017	December 29, 2017	0.125
	January 9, 2018	January 22, 2018	January 31, 2018	0.125
	January 9, 2018	February 16, 2018	February 28, 2018	0.125
	January 9, 2018	March 20, 2018	March 30, 2018	0.125

		Six Months Ended March 31, 2018:		$0.766667

(A)	The dividend paid on October 31, 2017 included the pro-rated period from and including the issuance date of September 27, 2017 to and including September 30, 2017, and the full month of October 2017.

We paid the following monthly distributions on our Series 2021 Term Preferred Stock for the six months ended March 31, 2017:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.1406250
	October 11, 2016	November 17, 2016	November 30, 2016	0.1406250
	October 11, 2016	December 20, 2016	December 30, 2016	0.1406250
	January 10, 2017	January 20, 2017	January 31, 2017	0.1406250
	January 10, 2017	February 16, 2017	February 28, 2017	0.1406250
	January 10, 2017	March 22, 2017	March 31, 2017	0.1406250

		Six Months Ended March 31, 2017:		$0.8437500

The federal income tax characteristics of dividends paid to our preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits and is reported after the end of the calendar year based on tax information for the full fiscal year. Estimates of tax characterization made on a quarterly basis may not be representative of the actual tax characterization of dividends for the full year. Estimates made on a quarterly basis are updated as of each interim reporting date. The tax characterization of dividends paid to our preferred stockholders during the calendar years ended December 31, 2017 and 2016 was 100% from ordinary income.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock as a liability at cost, as of March 31, 2018 and September 30, 2017. The related dividend payments to our mandatorily redeemable preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. Aggregate preferred stockholder dividends declared and paid on our Series 2024 Term Preferred Stock for the three and six months ended March 31, 2018 were $0.8 million and $1.6 million, respectively. Aggregate preferred stockholder dividends declared and paid on our Series 2021 Term Preferred Stock for the three and six months ended March 31, 2017 were $1.0 million and $2.1 million, respectively.

For disclosure purposes, the fair value, based on the last quoted closing price, for our Series 2024 Term Preferred Stock as of March 31, 2018 and September 30, 2017 was approximately $51.7 million and $52.7 million, respectively. We consider our mandatorily redeemable preferred stock to be a Level 1 liability within the ASC 820 hierarchy.

NOTE 7. REGISTRATION STATEMENT, COMMON EQUITY OFFERINGS AND SHARE REPURCHASES

We filed Post-Effective Amendment No. 5 to our current universal shelf registration statement on Form N-2 (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 19, 2017, which was declared effective by the SEC on February 1, 2018. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. As of March 31, 2018, we have the ability to issue up to $217.7 million in securities under the Registration Statement.

Common Stock Offerings

Pursuant to our Registration Statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million.

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In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement with Cantor Fitzgerald & Co. remained unchanged. During the six months ended March 31, 2018, we sold 737,077 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.40 per share and raised $6.9 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $6.8 million. As of March 31, 2018, we had a remaining capacity to sell up to $35.6 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co. We did not sell any shares under the Sales Agreements during the six months ended March 31, 2017.

NOTE 8. NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per weighted average common share for the three and six months ended March 31, 2018 and 2017:

	Three Months Ended March 31,		Six Months Ended March 31,
	2018	2017	2018	2017
Numerator for basic and diluted net increase in net assets resulting from operations per common share	$9,304	$4,656	$16,464	$5,572
Denominator for basic and diluted weighted average common shares	26,709,476	25,517,866	26,615,106	25,144,358

Basic and diluted net increase in net assets resulting from operations per common share	$0.35	$0.18	$0.62	$0.22

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90% of our taxable ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”). The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of Investment Company Taxable Income. Based on that estimate, our Board of Directors declares three monthly distributions to common stockholders each quarter.

The federal income tax characteristics of all distributions will be reported to stockholders on the IRS Form 1099 at the end of each calendar year. For calendar years ended December 31, 2017 and 2016, 100% of distributions to common stockholders during these periods were deemed to be paid from ordinary income for 1099 stockholder reporting purposes.

We paid the following monthly distributions to common stockholders for the six months ended March 31, 2018 and 2017:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2018	October 10, 2017	October 20, 2017	October 31, 2017	$0.07
	October 10, 2017	November 20, 2017	November 30, 2017	0.07
	October 10, 2017	December 19, 2017	December 29, 2017	0.07
	January 9, 2018	January 22, 2018	January 31, 2018	0.07
	January 9, 2018	February 16, 2018	February 28, 2018	0.07
	January 9, 2018	March 20, 2018	March 30, 2018	0.07

		Six Months Ended March 31, 2018:		$0.42

2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.07
	October 11, 2016	November 17, 2016	November 30, 2016	0.07
	October 11, 2016	December 20, 2016	December 30, 2016	0.07
	January 10, 2017	January 20, 2017	January 31, 2017	0.07
	January 10, 2017	February 16, 2017	February 28, 2017	0.07
	January 10, 2017	March 22, 2017	March 31, 2017	0.07

		Six Months Ended March 31, 2017:		$0.42

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Aggregate distributions declared and paid to our common stockholders were approximately $11.2 million and $10.6 million for the six months ended March 31, 2018 and 2017, respectively, and were declared based on estimates of Investment Company Taxable Income for the respective fiscal years. For the fiscal year ended September 30, 2017, our current and accumulated earnings and profits (after taking into account our mandatorily redeemable preferred stock dividends), exceeded common stock distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $0.3 million of the first common distributions paid in fiscal year 2018 as having been paid in the respective prior year.

For the six months ended March 31, 2018 and the fiscal year ended September 30, 2017, we recorded the following adjustments for book-tax differences to reflect tax character.

	Six Months Ended March 31, 2018	Year Ended September 30, 2017
Over distributed net investment income	$(16)	$(4,416)
Accumulated net realized losses	285	6,541
Capital in excess of par value	(269)	(2,125)

NOTE 10. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operations or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of March 31, 2018 and September 30, 2017, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Consolidated Statements of Assets and Liabilities. We establish a reserve against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. There were no aggregate reserves recorded against the escrow amounts as of March 31, 2018 and September 30, 2017.

Financial Commitments and Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of March 31, 2018 and September 30, 2017 to be immaterial.

The following table summarizes the amounts of our unused lines of credit, delayed draw term loans and uncalled capital commitment, at cost, as of March 31, 2018 and September 30, 2017, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities:

	March 31, 2018	September 30, 2017
Unused line of credit commitments	$7,647	$7,517
Delayed draw term loans	11,460	10,900
Uncalled capital commitment	986	1,367

Total	$20,093	$19,784

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NOTE 11. FINANCIAL HIGHLIGHTS

	Three Months Ended March 31,		Six Months Ended March 31,
	2018	2017	2018	2017
Per Common Share Data(A):
Net asset value at beginning of period(A)	$8.48	$8.36	$8.40	$8.62

Income from operations(B)
Net investment income(B)	0.21	0.21	0.42	0.42
Net realized and unrealized gain (loss) on investments	0.13	(0.03)	0.20	(0.21)
Net realized and unrealized gain (loss) on other	0.01	—	—	—

Total from operations	0.35	0.18	0.62	0.21

Distributions to common stockholders from(B)(C)
Net Investment Income	(0.21)	(0.21)	(0.42)	(0.42)

Total distributions	(0.21)	(0.21)	(0.42)	(0.42)

Capital share transactions(B)
Offering costs for issuance of common stock	—	—	—	(0.03)
Anti-dilutive (dilutive) effect of common stock issuance(D)	—	—	0.02	(0.06)

Total capital share transactions	—	—	0.02	(0.09)

Other, net(B)(E)	—	—	—	0.01

Net asset value at end of period(A)	$8.62	$8.33	$8.62	$8.33

Per common share market value at beginning of period	$9.21	$9.39	$9.50	$8.13
Per common share market value at end of period	8.60	9.49	8.60	9.49
Total return(F)	(4.37)%	3.60%	(5.24)%	22.35%
Common stock outstanding at end of period(A)	26,897,761	25,517,866	26,897,761	25,517,866
Statement of Assets and Liabilities Data:
Net assets at end of period	$231,725	$212,670	$231,725	$212,670
Average net assets(G)	228,264	213,141	226,733	213,597
Senior Securities Data:
Borrowings under Credit Facility, at cost	127,800	54,100	127,800	54,100
Mandatorily redeemable preferred stock, at liquidation preference	51,750	59,536	51,750	59,536
Ratios/Supplemental Data:
Ratio of net expenses to average net assets – annualized(H)(I)	9.59%	6.45%	9.49%	7.68%
Ratio of net investment income to average net assets – annualized(J)	9.83%	10.06%	9.87%	9.89%

(A)	Based on actual shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic per share data.
(C)	The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	During the three and six months ended March 31, 2018, the anti-dilution was a result of issuing common shares during the period at a price above the then current NAV per share. During the six months ended March 31, 2017, the dilution was a result of issuing common shares during the period at a price below the then current NAV per share.
(E)	Represents the impact of the different share amounts (weighted average shares outstanding during the fiscal year and shares outstanding at the end of the fiscal year) in the per share data calculations and rounding impacts.
(F)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account distributions reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, refer to Note 9—Distributions to Common Stockholders.
(G)	Computed using net assets at the end of each month of the reporting period.
(H)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(I)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 10.96% and 10.25% for the three and six months ended March 31, 2018, respectively, and 8.48% and 8.73% for the three and six months ended March 31, 2017, respectively.
(J)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 8.49% and 9.12% for the three and six months ended March 31, 2018, respectively, and 8.05% and 8.86% for the three and six months ended March 31, 2017, respectively.

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NOTE 12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

As of or during the six month periods ended March 31, 2018 and 2017, we did not have any unconsolidated subsidiaries that met any of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X.

NOTE 13. SUBSEQUENT EVENTS

Distributions and Dividends

In April 2018, our Board of Directors declared the following monthly distributions to common stockholders and monthly dividends to preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
April 20, 2018	April 30, 2018	$0.07	$0.125
May 22, 2018	May 31, 2018	0.07	0.125
June 20, 2018	June 29, 2018	0.07	0.125

	Total for the Quarter:	$0.21	$0.375

Small Business Credit Availability Act

On April 10, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year after the date of the Board of Director’s approval; thus, it will be effective on April 10, 2019.

Portfolio Activity

In April 2018, we invested $3.0 million in CHA Holdings, Inc. through secured second lien debt.

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ITEM 2. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

All statements contained herein, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, our future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with Gladstone Management Corporation, our adviser, and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: (1) the recurrence or impact of adverse events in the economy and the capital markets, including stock price volatility; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or Robert L. Marcotte; (4) changes in our investment objectives and strategy; (5) availability, terms (including the possibility of interest rate volatility) and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; (8) our ability to maintain our qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and as business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”); and (9) those factors described herein, including Item 1A. “Risk Factors” and in the “Risk Factors” sections of our Annual Report on Form 10-K (our “Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”) on November 20, 2017. We caution readers not to place undue reliance on any such forward-looking statements. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We have based forward-looking statements on information available to us on the date of this report. Except as required by the federal securities laws, we undertake no obligation to publicly update or revise or any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Quarterly Report on Form 10-Q. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC from time to time, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

The following analysis of our financial condition and results of operations should be read in conjunction with our accompanying Consolidated Financial Statements and the notes thereto contained elsewhere in this Quarterly Report on Form 10-Q and in our Annual Report. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition or results of operations for any future periods. Except per share amounts, dollar amounts in the tables included herein are in thousands unless otherwise indicated.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated as a RIC under the Code. To continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of March 31, 2018, our investment portfolio was made up of approximately 90.8% debt investments and 9.2% equity investments, at cost.

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We focus on investing in lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity and have opportunistically made several co-investments with our affiliate Gladstone Investment Corporation, a BDC also managed by our Advisor, pursuant to an exemptive order granted by the SEC. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an investment adviser registered with the SEC and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). The Adviser manages our investment activities. We have also entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Additionally, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee.

Business

Portfolio and Investment Activity

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (generally based on the one-month LIBOR) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, may have a success fee or deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of a portfolio company, typically from an exit or sale. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called PIK interest.

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

During the six months ended March 31, 2018, we invested $64.4 million in eight new portfolio companies and extended $11.9 million of investments to existing portfolio companies. In addition, during the six months ended March 31, 2018, we exited five portfolio companies through sales and early payoffs. We received a total of $34.0 million in combined net proceeds and principal repayments from the aforementioned portfolio company exits as well as existing portfolio companies during the six months ended March 31, 2018. This activity resulted in a net increase in our overall portfolio by three portfolio companies to 50 and a net increase of $45.4 million in our portfolio at cost since September 30, 2017. From our initial public offering in August 2001 through March 31, 2018, we have made 486 different loans to, or investments in, 225 companies for a total of approximately $1.7 billion, before giving effect to principal repayments on investments and divestitures.

During the six months ended March 31, 2018, the following significant transactions occurred:

•	In October 2017, we sold our investment in Flight Fit N Fun LLC for a realized gain of $0.6 million. In connection with the sale, we received net cash proceeds of approximately $9.4 million, including the repayment of our debt investment of $7.8 million at par.

•	In October 2017, we invested $11.0 million in Applied Voice & Speech Technologies, Inc. through secured first lien debt.

•	In October 2017, PSC Industrial Holdings, LLC paid off at par for net proceeds of $3.5 million.

•	In November 2017, we invested $7.5 million in Arc Drilling Holdings, LLC through a combination of secured first lien debt and equity.

•	In November 2017, we invested $7.5 million in Gray Matter Systems, LLC through secured second lien debt. In March 2018, we invested an additional $3.6 million in Gray Matter Systems, LLC, through secured second lien debt.

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•	In November 2017, DataPipe, Inc. paid off at par for net proceeds of $2.0 million.

•	In November 2017, we invested $5.0 million in DigiCert Holdings, Inc. through secured second lien debt. In March 2018, we sold $2.0 million of our investment for net proceeds of $2.0 million.

•	In November 2017, we invested $4.0 million in Red Ventures, LLC through secured second lien debt.

•	In November 2017, we invested $1.0 million in ABG Intermediate Holdings 2, LLC through secured second lien debt. In January 2018, we sold our investment in ABG Intermediate Holdings 2, LLC for net proceeds of $1.0 million.

•	In December 2017, we invested $20.0 million in Impact! Chemical Technologies, Inc. through secured first lien debt.

•	In January 2018, we invested $8.1 million in XMedius Solutions Inc. through secured first lien debt.

•	In February 2018, we invested an additional $4.0 million in an existing portfolio company, Lignetics, Inc., through secured first lien debt.

•	In March 2018, an existing portfolio company, EL Academies, Inc., drew an additional $1.4 million on the unused portion of its secured first lien delayed draw term loan.

•	In March 2018, we sold our $1.0 million investment in Neustar, Inc. for net proceeds of $1.0 million.

Capital Raising

We have been able to meet our capital needs through extensions of and increases to the Credit Facility and by accessing the capital markets in the form of public equity offerings of common and preferred stock. We have successfully extended the Credit Facility’s revolving period multiple times, most recently to January 2021, and currently have a total commitment amount of $190.0 million. Additionally, we issued 2.1 million shares of our 6.00% Series 2024 Term Preferred Stock, par value $0.001 per share (“Series 2024 Term Preferred Stock”) at a public offering price of $25 per share, for gross proceeds of $51.8 million in September 2017, inclusive of the overallotment, and approximately 2.2 million shares of our common stock for gross proceeds of $17.3 million in October 2016, inclusive of the November 2016 overallotment. Additionally, during the six months ended March 30, 2018, we sold 737,077 shares of our common stock under our at-the-market program at a weighted-average price of $9.40 per share and raised $6.9 million of gross proceeds. Refer to “Liquidity and Capital Resources — Equity — Common Stock” and “Liquidity and Capital Resources — Equity — Term Preferred Stock” for further discussion of our common stock and mandatorily redeemable preferred stock and “Liquidity and Capital Resources — Revolving Credit Facility” for further discussion of the Credit Facility.

Although we were able to access the capital markets historically and in recent years, we believe uncertain market conditions could affect the trading price of our capital stock and thus may inhibit our ability to finance new investments through the issuance of equity. When our common stock trades below NAV per common share, as it has often done in previous years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without first obtaining approval from our stockholders and our independent directors, other than through sales to our then-existing stockholders pursuant to a rights offering. We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV per share at our annual meeting of stockholders held on February 8, 2018. Should we decide to issue shares of common stock at a price below NAV per share in the future, we will seek the requisite approval of our stockholders at such time.

On May 1, 2018, the closing market price of our common stock was $8.73, a 1.3% premium to our March 31, 2018 NAV per share of $8.62.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage (as defined in Sections 18 and 61 of the 1940 Act) of at least 200% (currently) or 150% (effective April 10, 2019; Refer to “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Recent Developments—Small Business Credit Availability Act” for a discussion of changes to the asset coverage requirements pursuant to the Small Business Credit Availability Act) on our “senior securities representing indebtedness” and our “senior securities that are stock.”

As of March 31, 2018, our asset coverage on our “senior securities representing indebtedness” was 318.4% and our asset coverage on our “senior securities that are stock” was 226.8%.

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Recent Developments

Executive Officers

In April 2018, our Board of Directors announced that Nicole Schaltenbrand, the Company’s Chief Financial Officer and Treasurer, had taken a temporary family medical leave of absence and that Julia Ryan, the Chief Financial Officer and Treasurer of the Company’s affiliated fund, Gladstone Investment Corporation, will also serve as the Company’s Acting Principal Financial Officer during Ms. Schaltenbrand’s absence. Ms. Schaltenbrand’s temporary leave of absence will end in June 2018, and, at that point in time, she will return to her position as Chief Financial Officer and Treasurer.

Distributions and Dividends

In April 2018, our Board of Directors declared the following monthly distributions to common stockholders and monthly dividends to preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
April 20, 2018	April 30, 2018	$0.07	$0.125
May 22, 2018	May 31, 2018	0.07	0.125
June 20, 2018	June 29, 2018	0.07	0.125

	Total for the Quarter:	$0.21	$0.375

Small Business Credit Availability Act

On April 10, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year after the date of the Board of Director’s approval; thus, it will be effective on April 10, 2019.

Portfolio Activity

In April 2018, we invested $3.0 million in CHA Holdings, Inc. through secured second lien debt.

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RESULTS OF OPERATIONS

Comparison of the Three Months Ended March 31, 2018, to the Three Months Ended March 31, 2017

	Three Months Ended March 31,
	2018	2017	$ Change	% Change
INVESTMENT INCOME
Interest income	$11,000	$8,588	$2,412	28.1%
Other income	86	205	(119)	(58.0)

Total investment income	11,086	8,793	2,293	26.1

EXPENSES
Base management fee	1,784	1,359	425	31.3
Loan servicing fee	1,274	955	319	33.4
Incentive fee	1,210	1,070	140	13.1
Administration fee	312	286	26	9.1
Interest expense on borrowings	1,569	587	982	167.3
Dividend expense on mandatorily redeemable preferred stock	776	1,029	(253)	(24.6)
Amortization of deferred financing fees	292	274	18	6.6
Other expenses	560	349	211	60.5

Expenses, before credits from Adviser	7,777	5,909	1,868	31.6
Credit to base management fee – loan servicing fee	(1,274)	(955)	(319)	(33.4)
Credits to fees from Adviser – other	(1,030)	(1,520)	490	32.2

Total expenses, net of credits	5,473	3,434	2,039	59.4

NET INVESTMENT INCOME	5,613	5,359	254	4.7

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	324	45	279	620.0
Net unrealized appreciation (depreciation) of investments	3,034	(647)	3,681	568.9
Net unrealized appreciation (depreciation) of other	333	(101)	434	429.7

Net realized and unrealized gain (loss) from investments and other	3,691	(703)	4,394	625.0

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,304	$4,656	$4,648	99.8

Investment Income

Interest income increased by 28.1% for the three months ended March 31, 2018, as compared to the prior year period. The increase was primarily due to a higher weighted average principal balance and an increase in the weighted average yield on our interest bearing portfolio for the three months ended March 31, 2018, as compared to the prior year period. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended March 31, 2018 was $387.1 million, compared to $305.7 million for the prior year period, an increase of 26.6%. The weighted average yield on our interest-bearing investments is based on the current stated interest rate on interest-bearing investments, which increased to 11.5% for the three months ended March 31, 2018, compared to 11.4% for the three months ended March 31, 2017, inclusive of any allowances on interest receivables made during those periods.

As of March 31, 2018, two portfolio companies, Sunshine Media Holdings (“Sunshine”) and Alloy Die Casting Co. (“ADC”) were on non-accrual status, with an aggregate debt cost basis of approximately $27.9 million, or 6.7% of the cost basis of all debt investments in our portfolio. As of March 31, 2017, two portfolio companies, Sunshine and ADC, were on non-accrual status, with an aggregate debt cost basis of approximately $24.4 million, or 7.2% of the cost basis of all debt investments in our portfolio.

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The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of March 31, 2018		Three Months Ended March 31, 2018
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
NetFortris Corp.	$24,759	6.2%	$623	5.6%
IA Tech, LLC	23,805	5.9	725	6.6
Lignetics, Inc.	23,158	5.7	580	5.2
Impact! Chemical Technologies, Inc.	22,472	5.6	569	5.1
TapRoot Partners, Inc.	22,440	5.6	648	5.9

Subtotal—five largest investments	116,634	29.0	3,145	28.4
Other portfolio companies	285,504	71.0	7,934	71.6

Total Investment Portfolio	$402,138	100.0%	$11,079	100.0%

	As of March 31, 2017		Three Months Ended March 31, 2017
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
NetFortris Corp.	$29,000	9.3%	$291	3.3%
IA Tech, LLC	23,460	7.5	690	7.8
WadeCo Specialties, Inc.	18,332	5.8	476	5.4
United Flexible, Inc.	17,798	5.7	560	6.4
Lignetics, Inc.	14,165	4.5	420	4.8

Subtotal—five largest investments	102,755	32.8	2,437	27.7
Other portfolio companies	210,762	67.2	6,351	72.3

Total Investment Portfolio	$313,517	100.0%	$8,788	100.0%

Expenses

Expenses, net of any non-contractual, unconditional and irrevocable credits to fees from the Adviser, increased $2.0 million, or 59.4%, for the three months ended March 31, 2018 as compared to the prior year period. This increase was primarily due to a $1.0 million increase in interest expense on borrowings and a $1.1 million increase in our net base management and incentive fees to the Advisor, partially offset by a $0.3 million decrease in dividend expense on mandatorily redeemable preferred stock.

Interest expense increased by 167.3% during the three months ended March 31, 2018, as compared to the prior year period, due to an increase in the weighted average balance outstanding on our Credit Facility. The weighted average balance outstanding during the three months ended March 31, 2018, was $128.3 million, as compared to $42.4 million in the prior year period, an increase of 202.6%. The effective interest rate on our Credit Facility, including unused commitment fees incurred but excluding the impact of deferred financing costs, was 4.9% during the three months ended March 31, 2018, compared to 5.5% during the prior year period. The decrease in the effective interest rate was driven by the decrease in unused commitment fees paid in the current year period due to the increase in the weighted average balance outstanding on our Credit Facility, and, to a lesser extent, a decrease in the marginal interest rate on our Credit Facility effective March 9, 2018, offset by an increase in LIBOR.

The net base management fee earned by the Adviser increased by $0.6 million, or 66.5%, during the three months ended March 31, 2018, as compared to the prior year period, resulting from an increase in average total assets subject to the base management fee and a decrease in credits from the Adviser year over year.

The income-based incentive fee increased for the three months ended March 31, 2018, as compared to the prior year period, due to higher pre-incentive fee net investment income, partially offset by an increase in net assets, which drives the hurdle, over the respective periods. Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of our distributions to common stockholders during the three months ended March 31, 2018 and 2017, which credits totaled $0.8 million and $1.1 million, respectively.

46

The base management, loan servicing and incentive fees, and associated non-contractual, unconditional and irrevocable credits, are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the accompanying Notes to Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended March 31,
	2018	2017
Average total assets subject to base management fee(A)	$407,771	$310,628
Multiplied by prorated annual base management fee of 1.75%	0.4375%	0.4375%

Base management fee(B)	$1,784	$1,359
Portfolio company fee credit	(167)	(434)
Syndicated loan fee credit	(92)	(9)

Net Base Management Fee	$1,525	$916

Loan servicing fee(B)	1,274	955
Credit to base management fee - loan servicing fee(B)	(1,274)	(955)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	1,210	1,070
Incentive fee credit	(771)	(1,077)

Net Incentive Fee	$439	$(7)

Portfolio company fee credit	(167)	(434)
Syndicated loan fee credit	(92)	(9)
Incentive fee credit	(771)	(1,077)

Credits to Fees From Adviser - other(B)	$(1,030)	$(1,520)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statements of Operations.

Dividend expense on mandatorily redeemable preferred stock decreased by $0.3 million, or 24.6%, during the three months ended March 31, 2018 compared to the prior year period, due to the redemption of all of our $61.0 million 6.75% Series 2021 Term Preferred Stock and the issuance of $51.8 million 6.00% Series 2024 Term Preferred Stock in September 2017.

47

Net Unrealized Appreciation (Depreciation) of Investments

During the three months ended March 31, 2018, we recorded net unrealized appreciation of investments in the aggregate amount of $3.0 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the three months ended March 31, 2018, were as follows:

	Three Months Ended March 31, 2018
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Edge Adhesives Holdings, Inc.	$—	$957	$—	$957
Targus Cayman HoldCo, Ltd.	—	932	—	932
New Trident Holdcorp, Inc.	—	655	—	655
AG Transportation Holdings, LLC	—	651	—	651
Alloy Die Casting Co.	—	627	—	627
PIC 360, LLC	—	620	—	620
Lignetics, Inc.	—	414	—	414
Francis Drilling Fluids, Ltd.	—	381	—	381
Meridian Rack & Pinion, Inc.	—	307	—	307
United Flexible, Inc.	—	278	—	278
TapRoot Partners, Inc.	—	220	—	220
Vertellus Holdings LLC	—	213	—	213
WadeCo Specialties, Inc.	—	197	—	197
NetFortris Corp.	—	146	—	146
Funko, LLC	127	—	—	127
Sea Link International IRB, Inc.	—	119	—	119
IA Tech, LLC	—	115	—	115
RBC Acquisition Corp.	104	—	—	104
LDiscovery, LLC	—	95	—	95
Leeds Novamark Capital I, L.P.	—	95	—	95
Merlin International, Inc.	—	88	—	88
Precision International, LLC	—	81	—	81
Vacation Rental Pros Property Management, LLC	—	(338)	—	(338)
GFRC Holdings, LLC	—	(353)	—	(353)
Frontier Financial Group Inc.	—	(404)	—	(404)
Arc Drilling Holdings LLC	—	(675)	—	(675)
LWO Acquisitions Company LLC	—	(678)	—	(678)
Defiance Integrated Technologies, Inc.	—	(905)	—	(905)
Sunshine Media Holdings	—	(910)	—	(910)
Other, net (<$250)	93	124	(18)	199

Total:	$324	$3,052	$(18)	$3,358

The primary driver of net unrealized appreciation for the three months ended March 31, 2018 was improvement in the financial and operational performance of certain portfolio companies, most notably Edge Adhesives Holdings, Inc. (“Edge”) and Targus Cayman HoldCo, Ltd. This appreciation was partially offset by the decline in the financial and operational performance of Sunshine and Defiance Integrated Technologies, Inc. (“Defiance”).

48

During the three months ended March 31, 2017, we recorded net unrealized depreciation of investments in the aggregate amount of $0.6 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the three months ended March 31, 2017, were as follows:

	Three Months Ended March 31, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation	Net Gain (Loss)
SourceHOV, LLC	$—	$1,492	$—	$1,492
Defiance Integrated Technologies, Inc.	—	1,026	—	1,026
Lignetics, Inc.	—	357	—	357
New Trident Holdcorp, Inc.	—	328	—	328
Meridian Rack & Pinion Inc.	—	317	—	317
Edge Adhesives Holdings, Inc.	—	259	—	259
Vision Government Solutions, Inc.	—	224	—	224
The Mochi Ice Cream Company	—	148	—	148
WadeCo Specialties, Inc.	—	139	—	139
IA Tech, LLC	—	115	—	115
Vitera Healthcare Solutions, LLC	—	—	115	115
PIC 360, LLC	—	(184)	—	(184)
Sunshine Media Holdings	—	(221)	—	(221)
Targus Group International, Inc.	—	(357)	—	(357)
United Flexible, Inc.	—	(397)	—	(397)
Flight Fit N Fun LLC	—	(490)	—	(490)
Vertellus Holdings LLC	—	(670)	—	(670)
Francis Drilling Fluids, Ltd.	—	(748)	—	(748)
LWO Acquisitions Company LLC	—	(791)	—	(791)
Alloy Die Casting Co.	—	(1,244)	—	(1,244)
Other, net (<$250)	45	31	(96)	(20)

Total:	$45	$(666)	$19	$(602)

The primary driver of net unrealized depreciation for the three months ended March 31, 2017 was a decline in financial and operational performance on certain portfolio companies and, to a lesser extent, decreases in comparable multiples used in valuations, most notably, ADC and LWO Acquisitions Company LLC. This depreciation was partially offset by the appreciation on SourceHOV, LLC (“Source”) and Defiance.

Net Unrealized Appreciation (Depreciation) of Other

During the three months ended March 31, 2018, we recorded $0.3 million of unrealized appreciation on our Credit Facility at fair value. During the three months ended March 31, 2017, we recorded $0.1 million of net unrealized depreciation on our Credit Facility recorded at fair value.

49

Comparison of the Six Months Ended March 31, 2018, to the Six Months Ended March 31, 2017

	For the Six Months Ended March 31,
	2018	2017	$ Change	% Change
INVESTMENT INCOME
Interest income	$21,670	$17,221	$4,449	25.8%
Other income	275	1,546	(1,271)	(82.2)

Total investment income	21,945	18,767	3,178	16.9

EXPENSES
Base management fee	3,460	2,737	723	26.4
Loan servicing fee	2,460	1,938	522	26.9
Incentive fee	2,583	2,363	220	9.3
Administration fee	584	586	(2)	(0.3)
Interest expense on borrowings	2,800	1,143	1,657	145.0
Dividend expense on mandatorily redeemable preferred stock	1,552	2,058	(506)	(24.6)
Amortization of deferred financing fees	540	547	(7)	(1.3)
Other expenses	1,107	986	121	12.3

Expenses, before credits from Adviser	15,086	12,358	2,728	22.1
Credits to base management fee – loan servicing fee	(2,460)	(1,938)	(522)	(26.9)
Credits to fees from Adviser – other	(1,871)	(2,219)	348	15.7

Total expenses, net of credits	10,755	8,201	2,554	31.1

NET INVESTMENT INCOME	11,190	10,566	624	5.9

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	898	(3,403)	4,301	126.4
Net realized loss on other	(133)	—	(133)	NM
Net unrealized depreciation of investments	4,394	(1,702)	6,096	358.2
Net unrealized appreciation of other	115	111	4	3.6

Net loss from investments and other	5,274	(4,994)	10,268	205.6

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,464	$5,572	$10,892	195.5%

NM	= Not Meaningful

Investment Income

Interest income increased by 25.8% for the six months ended March 31, 2018, as compared to the prior year period. The increase was primarily due to a higher weighted average principal balance and an increase in the weighted average yield on our interest bearing portfolio for the six months ended March 31, 2018, as compared to the prior year period. The weighted average principal balance of our interest-bearing investment portfolio during the six months ended March 31, 2018 was $369.8 million, compared to $302.2 million for the prior year period, an increase of 22.4%. The weighted average yield on our interest-bearing investment portfolio is based on the current stated interest rate on interest-bearing investments and increased to 11.7% for the six months ended March 31, 2018 compared to 11.4% for the six months ended March 31, 2017, inclusive of any allowances on interest receivables made during that period.

Other income decreased by 82.2% during the six months ended March 31, 2018, as compared to the prior year period, primarily as a result of the absence of success fees in the current six month period. For the six months ended March 31, 2018, other income consisted primarily of prepayment fees received and dividends. For the six months ended March 31, 2017, other income consisted primarily of $1.5 million in success fees recognized.

50

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of March 31, 2018		Six Months Ended March 31, 2018
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
NetFortris Corp.	$24,759	6.2%	$1,219	5.5%
IA Tech, LLC	23,805	5.9	1,447	6.6
Lignetics, Inc.	23,158	5.7	1,111	5.1
Impact! Chemical Technologies, Inc. (A)	22,472	5.6	614	2.8
TapRoot Partners, Inc.	22,440	5.6	1,296	5.9

Subtotal—five largest investments	116,634	29.0	5,687	25.9
Other portfolio companies	285,504	71.0	16,239	74.1

Total Investment Portfolio	$402,138	100.0%	$21,926	100.0%

	As of March 31, 2017		Six Months Ended March 31, 2017
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
NetFortris Corp.	$29,000	9.3%	$291	1.6%
IA Tech, LLC	23,460	7.5	1,395	7.4
WadeCo Specialties, Inc.	18,332	5.8	953	5.1
United Flexible, Inc.	17,798	5.7	1,128	6.0
Lignetics, Inc.	14,165	4.5	849	4.5

Subtotal—five largest investments	102,755	32.8	4,616	24.6
Other portfolio companies	210,762	67.2	14,144	75.4

Total Investment Portfolio	$313,517	100.0%	$18,760	100.0%

(A)	New investment during applicable period.

Expenses

Expenses, net of any non-contractual, unconditional and irrevocable credits to fees from the Adviser, increased for the six months ended March 31, 2018 by 31.1%, as compared to the prior year period. This increase was primarily due to a $1.7 million increase in interest expense on borrowings and a $1.3 million increase in the net base management fee and incentive fee earned by the Adviser, partially offset by a decline in dividend expense on mandatorily redeemable preferred stock of $0.5 million.

Interest expense increased by $1.7 million, or 145.0%, during the six months ended March 31, 2018, as compared to the prior year period, primarily due to increased borrowings outstanding throughout the period on our Credit Facility. The weighted average balance outstanding under our Credit Facility during the six months ended March 31, 2018, was approximately $113.1 million, as compared to $40.8 million in the prior year period, an increase of 177.2%. The effective interest rate on our Credit Facility, including unused commitment fees incurred but excluding the impact of deferred financing costs, was 5.0% during the six months ended March 31, 2018, compared to 5.6% during the prior year period. The decrease in effective interest rate was driven by the decrease in unused commitment fees paid in the current year period due to the increase in the weighted average balance outstanding on our Credit Facility, and, to a lesser extent, a decrease in the marginal interest rate on our Credit Facility effective March 9, 2018, slightly offset by an increase in LIBOR.

The net base management fee earned by the Adviser increased by $0.8 million, or 49.8%, during the six months ended March 31, 2018, as compared to the prior year period, primarily resulting from an increase in average total assets subject to the base management fee year over year.

The income-based incentive fee increased for the six months ended March 31, 2018, as compared to the prior year period, due to higher pre-incentive fee net investment income, partially offset by an increase in net assets, which drives the hurdle, over the respective periods. Our Board of Directors accepted non-contractual, unconditional and irrevocable credits totaling $0.9 million from the Adviser to reduce the income-based incentive fee to the extent that net investment income did not cover 100.0% of the distributions to common stockholders during the six months ended March 31, 2018. The credits granted during the six months ended March 31, 2017, totaled $1.1 million.

51

Base management, loan servicing and incentive fees and associated non-contractual, unconditional and irrevocable credits are computed quarterly, as described under “Investment Advisory and Management Agreement” in Note 4—Related Party Transactions of the notes to our accompanying Consolidated Financial Statements and are summarized in the following table:

	Six Months Ended March 31,
	2018	2017
Average total assets subject to base management fee(A)	$395,428	$312,800
Multiplied by prorated annual base management fee of 1.75%	0.875%	0.875%

Base management fee(B)	$3,460	$2,737
Portfolio company fee credit	(831)	(1,083)
Syndicated loan fee credit	(184)	(22)

Net Base Management Fee	$2,445	$1,632

Loan servicing fee(B)	2,460	1,938
Credits to base management fee - loan servicing fee(B)	(2,460)	(1,938)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	2,583	2,363
Incentive fee credit	(856)	(1,114)

Net Incentive Fee	$1,727	$1,249

Portfolio company fee credit	(831)	(1,083)
Syndicated loan fee credit	(184)	(22)
Incentive fee credit	(856)	(1,114)

Credit to Fees From Adviser - other(B)	$(1,871)	$(2,219)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statements of Operations.

Dividend expense on mandatorily redeemable preferred stock decreased by $0.5 million, or 24.6%, during the six months ended March 31, 2018 compared to the prior year period due to the redemption of all of our $61.0 million 6.75% Series 2021 Term Preferred Stock and the issuance of $51.8 million 6.00% Series 2024 Term Preferred Stock in September 2017.

Net Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

For the six months ended March 31, 2018, we recorded a net realized gain on investments of $0.9 million, which resulted primarily from the sale of our investment in Flight Fit N Fun LLC in October 2017 for a $0.6 million realized gain.

For the six months ended March 31, 2017, we recorded a net realized loss on investments of $3.4 million, which resulted primarily from the sale of substantially all the assets of RBC Acquisition Corp. for a $2.3 million realized loss and the write-off of $5.0 million of our investment in Sunshine, partially offset by the sale of Behrens Manufacturing, LLC (“Behrens”) for a $2.5 million realized gain and a $1.3 million realized gain related to an additional earn-out from Funko, LLC (“Funko”), which was exited in the prior year period.

52

Net Unrealized Appreciation (Depreciation) of Investments

During the six months ended March 31, 2018, we recorded net unrealized appreciation of investments in the aggregate amount of $4.4 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the six months ended March 31, 2018, were as follows:

	Six Months Ended March 31, 2018
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Francis Drilling Fluids, Ltd.	$—	$2,810	$—	$2,810
Edge Adhesives Holdings, Inc.	—	1,439	—	1,439
Alloy Die Casting Co.	—	713	—	713
Targus Group International, Inc.	—	683	—	683
AG Transportation Holdings, LLC	—	667	—	667
NetFortris Corp.	—	576	—	576
PIC 360, LLC	—	563	—	563
United Flexible, Inc.	—	464	—	464
WadeCo Specialties, Inc.	—	424	—	424
LWO Acquisitions Company LLC	—	334	—	334
TapRoot Partners, Inc.	—	330	—	330
Vertellus Holdings LLC	—	291	—	291
Vision Government Solutions, Inc.	—	249	—	249
Lignetics, Inc.	—	208	—	208
IA Tech, LLC	—	172	—	172
Leeds Novamark Capital I, L.P.	—	167	—	167
Merlin International, Inc.	—	163	—	163
Sea Link International IRB, Inc.	—	139	—	139
Funko, LLC	127	—	—	127
Precision International, LLC	—	125	—	125
Red Ventures, LLC	—	122	—	122
Flight Fit N Fun LLC	577	—	(725)	(148)
Frontier Financial Group Inc.	—	(404)	—	(404)
LDiscovery, LLC	—	(460)	—	(460)
GFRC Holdings, LLC	—	(503)	—	(503)
New Trident Holdcorp, Inc.	—	(566)	—	(566)
Vacation Rental Pros Property Management, LLC	—	(590)	—	(590)
Arc Drilling Holdings LLC	—	(675)	—	(675)
Defiance Integrated Technologies, Inc.	—	(1,117)	—	(1,117)
Sunshine Media Holdings	—	(1,228)	—	(1,228)
Other, net (<$250)	194	128	(105)	217

Total:	$898	$5,224	$(830)	$5,292

The largest driver of our net unrealized appreciation for the six months ended March 31, 2018 was an improvement in financial and operational performance of certain portfolio companies, most notably Francis Drilling Fluids, Ltd. (“FDF”), Edge, and ADC. This appreciation was partially offset by the decline in the financial and operational performance of Sunshine and Defiance.

53

During the six months ended March 31, 2017, we recorded net unrealized depreciation of investments in the aggregate amount of $1.7 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the six months ended March 31, 2017, were as follows:

	Six Months Ended March 31, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
SourceHOV, LLC	$—	$1,733	$—	$1,733
Funko, LLC	1,251	(7)	—	1,244
Edge Adhesives Holdings, Inc.	—	925	—	925
Meridian Rack & Pinion, Inc.	—	922	—	922
The Mochi Ice Cream Company	—	424	—	424
Vitera Healthcare Solutions, Inc.	—	213	115	328
Defiance Integrated Technologies, Inc.	—	316	—	316
IA Tech, LLC	—	230	—	230
Drumcree, LLC	—	154	—	154
Vision Government Solutions, Inc.	—	150	—	150
TWS Acquisition Corporation	—	103	—	103
WadeCo Specialties, Inc.	—	103	—	103
Leeds Novamark Capital I, L.P.	—	101	—	101
AG Transportation Holdings, LLC	—	98	—	98
Autoparts Holdings Limited	1	—	90	91
B+T Group Acquisition, Inc.	—	90	—	90
Merlin International, Inc.	—	88	—	88
United Flexible, Inc.	—	(296)	—	(296)
Targus Group International, Inc.	—	(521)	—	(521)
Sunshine Media Holdings	(5,000)	763	3,612	(625)
Lignetics, Inc.	—	(655)	—	(655)
Behrens Manufacturing, LLC	2,544	—	(3,211)	(667)
LWO Acquisitions Company LLC	—	(696)	—	(696)
Flight Fit N Fun LLC	—	(727)	—	(727)
Vertellus Holdings LLC	109	(1,244)	—	(1,135)
RBC Acquisition Corp.	(2,330)	—	1,119	(1,211)
Alloy Die Casting Co.	—	(1,215)	—	(1,215)
Francis Drilling Fluids, Ltd.	—	(4,546)	—	(4,546)
Other, net (<$250)	22	187	(120)	89

Total:	$(3,403)	$(3,307)	$1,605	$(5,105)

The largest driver of our net unrealized depreciation for the six months ended March 31, 2017 was a decline in financial and operation performance of certain portfolio companies, most notably FDF, Vertellus Holdings LLC, ADC, and the reversal of previously recorded unrealized appreciation on Behrens upon exit. This depreciation was partially offset by the appreciation on Source and Edge and the reversal of previously recorded depreciation on our investment in Sunshine upon partial write-off.

Net Unrealized Appreciation of Other

We recorded $0.1 million of net unrealized appreciation on our Credit Facility recorded at fair value during each of the six months ended March 31, 2018 and 2017.

54

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management and administrative fees to the Adviser and Administrator, and for other operating expenses. Net cash used in operating activities for the six months ended March 31, 2018 was $32.3 million as compared to net cash provided by operating activities of $10.2 million for the six months ended March 31, 2017. The change was primarily due to an increase in purchases of investments and a decrease in principal repayments on investments and net proceeds from sale of investments period over period. Purchases of investments were $76.4 million during the six months ended March 31, 2018 compared to $59.7 million during the six months ended March 31, 2017. Repayments and net proceeds from sales were $34.0 million during the six months ended March 31, 2018 compared to $65.1 million during the six months ended March 31, 2017.

As of March 31, 2018, we had loans to, syndicated participations in or equity investments in 50 companies, with an aggregate cost basis of approximately $456.8 million. As of March 31, 2017, we had loans to, syndicated participations in or equity investments in 44 companies, with an aggregate cost basis of approximately $374.9 million.

The following table summarizes our total portfolio investment activity during the six months ended March 31, 2018 and 2017:

	Six Months Ended March 31,
	2018	2017
Beginning investment portfolio, at fair value	$352,373	$322,114
New investments	64,436	56,241
Disbursements to existing portfolio companies	11,941	3,417
Scheduled principal repayments on investments	(3,638)	(2,319)
Unscheduled principal repayments on investments	(29,102)	(54,436)
Net proceeds from sale of investments	(1,301)	(8,311)
Net unrealized appreciation (depreciation)	5,224	(3,307)
Reversal of prior period (appreciation) depreciation	(830)	1,605
Net realized gain (loss)	600	(3,403)
Increase in investments due to PIK(A)	2,338	2,289
Net change in premiums, discounts and amortization	97	(373)

Investment Portfolio, at Fair Value	$402,138	$313,517

(A)	Paid-in-kind (“PIK”) interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of March 31, 2018:

		Amount
For the remaining six months ending September 30:	2018	$33,604
For the fiscal years ending September 30:	2019	49,470
	2020	82,400
	2021	85,214
	2022	49,707
	Thereafter	119,863

	Total contractual repayments	$420,258
	Adjustments to cost basis of debt investments	(5,700)
	Investments in equity securities	42,248

	Investments held as of March 31, 2018 at Cost:	$456,806

Financing Activities

Net cash provided by financing activities for the six months ended March 31, 2018 was $29.1 million, which consisted primarily of $34.8 million in net borrowings on our Credit Facility and $6.8 million in proceeds from the issuance of common stock, net of underwriting costs, partially offset by $11.2 million in distributions to common stockholders.

Net cash used in financing activities for the six months ended March 31, 2017 was $11.4 million, which consisted primarily of net repayments on our Credit Facility of $17.2 million and $10.6 million of distributions to common stockholders, partially offset by $16.5 million in net proceeds from our common stock offering.

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Distributions and Dividends to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90% of our taxable ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”). Additionally, our Credit Facility has a covenant that generally restricts the amount of distributions to stockholders that we can pay out to be no greater than our aggregate net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. In accordance with these requirements, we paid monthly cash distributions of $0.07 per common share for each month during the six months ended March 31, 2018 and 2017, which totaled an aggregate of $11.2 million and $10.6 million, respectively. In April 2018, our Board of Directors declared a monthly distribution of $0.07 per common share for each of April, May, and June 2018. Our Board of Directors declared these distributions to our stockholders based on our estimates of our Investment Company Taxable Income for the fiscal year ending September 30, 2018.

For the year ended September 30, 2017, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $0.3 million of the first common distributions paid in fiscal year 2018 as having been paid in the respective prior year.

The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2018 will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full fiscal year. Such a characterization made on a quarterly basis may not be representative of the actual full fiscal year characterization.

Preferred Stock Dividends

Our Board of Directors declared and we paid a combined dividend for the pro-rated period from and including the issuance date, September 27, 2017, to and including September 30, 2017 and the full month of October 2017, which totaled $0.141667 per share, to the holders of our Series 2024 Term Preferred Stock and monthly cash dividends of $0.125 per share to holders of our Series 2024 Term Preferred Stock for each of the five months from November 2017 through March 2018. In accordance with GAAP, we treat these monthly dividends as an operating expense. For federal income tax purposes, the dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits and is reported after the end of the calendar year based on tax information for the full fiscal year. Such a characterization made on an interim, quarterly basis may not be representative of the actual tax characterization for the full year.

Equity

Registration Statement

We filed Post-Effective Amendment No. 5 to our current universal shelf registration statement on Form N-2 (our “Registration Statement”) (File No. 333-208637) with the SEC on December 19, 2017, which was declared effective by the SEC on February 1, 2018. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. As of March 31, 2018, we have the ability to issue up to $217.7 million in securities under the Registration Statement.

Common Stock

In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement with Cantor Fitzgerald & Co. remained unchanged. During the six months ended March 31, 2018, we sold 737,077 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.40 per share and raised $6.9 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $6.8 million. As of March 31, 2018, we had a remaining capacity to sell up to $35.6 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co. We did not sell any shares under the Sales Agreements during the six months ended March 31, 2017.

Pursuant to our Registration Statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

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We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the timing or terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. To the extent that our common stock trades at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder and independent director approval or a rights offering to existing common stockholders. We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at our annual meeting of stockholders held on February 8, 2018. Should we decide to issue shares of common stock at a price below NAV in the future, we will seek the requisite approval of our stockholders at such time.

On May 1, 2018, the closing market price of our common stock was $8.73, a 1.3% premium to our March 31, 2018 NAV per share of $8.62.

Term Preferred Stock

Pursuant to our Registration Statement, in September 2017, we completed a public offering of approximately 2.1 million shares of our Series 2024 Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $51.8 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $49.8 million. We incurred approximately $1.9 million in total underwriting discounts and offering costs related to the issuance of the Series 2024 Term Preferred Stock, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period from issuance through September 30, 2024, the mandatory redemption date. The offering proceeds plus borrowings under our Credit Facility were used to voluntarily redeem all 2.4 million outstanding shares of our then existing 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share. In connection with the voluntary redemption of our Series 2021 Term Preferred Stock, we incurred a loss on extinguishment of debt of $1.3 million, which has been reflected in Realized loss on other in our accompanying Consolidated Statement of Operations and which is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

The shares of our Series 2024 Term Preferred Stock are traded under the ticker symbol “GLADN” on the Nasdaq Global Select Market. Our Series 2024 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.00% per year, payable monthly (which equates in total to approximately $3.1 million per year). We are required to redeem all of the outstanding Series 2024 Term Preferred Stock on September 30, 2024 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions per share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, or (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2024 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. The asset coverage on our “senior securities that are stock” as of March 31, 2018 was 226.8%, calculated in accordance with Sections 18 and 61 of the 1940 Act.

We may also voluntarily redeem all or a portion of the Series 2024 Term Preferred Stock at our option at the Redemption Price at any time after September 30, 2019. If we fail to redeem our Series 2024 Term Preferred Stock pursuant to the mandatory redemption required on September 30, 2024, or in any other circumstance in which we are required to mandatorily redeem our Series 2024 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of March 31, 2018, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2024 Term Preferred Stock.

Revolving Credit Facility

On March 9, 2018, we, through Business Loan, entered into Amendment No. 4 to our Credit Facility with KeyBank, which increased the commitment amount from $170.0 million to $190.0 million, extended the revolving period end date by approximately 2 years to January 15, 2021, decreased the marginal interest rate added to 30-day LIBOR from 3.25% to 2.85% per annum, and changed the unused commitment fee from 0.50% of the total unused commitment amount to 0.50% when the average unused commitment amount for the reporting period is less than or equal to 50%, 0.75% when the average unused commitment amount for the reporting period is greater than 50% but less than or equal to 65%, and 1.00% when the average unused commitment amount for the reporting period is greater than 65%. If our Credit Facility is not renewed or extended by January 15, 2021, all principal and interest will be due and payable on or before April 15, 2022 (fifteen months after the revolving period end date). Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $265.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.2 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 15, 2021.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required. Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A. as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

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Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $225.2 million as of March 31, 2018, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of March 31, 2018, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $280.0 million, asset coverage on our “senior securities representing indebtedness” of 318.4% and an active status as a BDC and RIC. In addition, we had 34 obligors in our Credit Facility’s borrowing base as of March 31, 2018. As of March 31, 2018, we were in compliance with all of our Credit Facility covenants. Refer to Note 5—Borrowings of the notes to our accompanying Consolidated Financial Statements included elsewhere in this quarterly report for additional information regarding our Credit Facility.

Off-Balance Sheet Arrangements

We generally recognize success fee income when the payment has been received. As of March 31, 2018 and September 30, 2017, we had off-balance sheet success fee receivables on our accruing debt investments of $6.4 million and $4.6 million (or approximately $0.24 per common share and $0.18 per common share), respectively, that would be owed to us, generally upon a change of control of the portfolio companies. Consistent with GAAP, we generally have not recognized our success fee receivables and related income in our Consolidated Financial Statements until earned. Due to the contingent nature of our success fees, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

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Contractual Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of March 31, 2018 and September 30, 2017 to be immaterial.

The following table shows our contractual obligations as of March 31, 2018, at cost:

	Payments Due by Period
Contractual Obligations(A)	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years	Total
Credit Facility(B)	$—	$—	$127,800	$—	$127,800
Mandatorily Redeemable Preferred Stock	—	—	—	51,750	51,750
Interest expense on debt obligations(C)	9,587	19,173	13,232	4,658	46,649

Total	$9,587	$19,173	$141,032	$56,408	$226,199

(A)	Excludes unused line of credit, unused delayed draw term loan, and uncalled capital commitments to our portfolio companies in an aggregate amount of $20.1 million, at cost, as of March 31, 2018.
(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the maturity date following the current contractual revolving period end date.
(C)	Includes estimated interest payments on our Credit Facility and dividend obligations on our Series 2024 Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and balances as of March 31, 2018. Dividend payments on our Series 2024 Term Preferred Stock assume quarterly dividend declarations and monthly dividend payments through the date of mandatory redemption.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) as our most critical accounting policy, which is described in Note 2— Summary of Significant Accounting Policies in the accompanying Notes to Consolidated Financial Statements included elsewhere in this Quarterly Report. Additionally, refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements included elsewhere in this Quarterly Report for additional information regarding fair value measurements and our application of Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures.” We have also identified our revenue recognition policy as a critical accounting policy, which is described in Note 2— Summary of Significant Accounting Policies in the accompanying Notes to Consolidated Financial Statements included elsewhere in this Quarterly Report.

Investment Valuation

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated loans that have been rated by an SEC registered Nationally Recognized Statistical Rating Organization (“NRSRO”), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO would for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

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The following table reflects risk ratings for all proprietary loans in our portfolio (all of which were risk rated by our Adviser) at March 31, 2018 and September 30, 2017, representing approximately 92.6% and 91.9% of the principal balance of all debt investments in our portfolio at the end of each period:

	As of March 31,	As of September 30,
Rating	2018	2017
Highest	10.0	9.0
Average	6.2	5.7
Weighted Average	6.3	5.8
Lowest	1.0	1.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were risk rated by an NRSRO at March 31, 2018 and September 30, 2017, representing approximately 6.3% and 6.9%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

	As of March 31,	As of September 30,
Rating	2018	2017
Highest	6.0	6.0
Average	3.8	4.4
Weighted Average	4.0	4.6
Lowest	1.0	3.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were not risk rated by an NRSRO (and thus were risk rated by our Adviser) at March 31, 2018 and September 30, 2017, representing approximately 1.1% and 1.2%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

	As of March 31,	As of September 30,
Rating	2018	2017
Highest	3.0	3.0
Average	2.5	3.0
Weighted Average	2.2	3.0
Lowest	2.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes and also to limit certain federal excise taxes imposed on RICs. Refer to Note 9—Distributions to Common Stockholders in the notes to our accompanying Consolidated Financial Statements included elsewhere in this report for additional information regarding our tax status.

Recent Accounting Pronouncements

Refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this report for a description and our application of recent accounting pronouncements.

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ITEM 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

All of our variable-rate debt investments have rates generally associated with either the current LIBOR or prime rate. As of March 31, 2018, our portfolio of debt investments on a principal basis consisted of the following:

Variable rates	90.0%
Fixed rates	10.0

Total:	100.0%

There have been no material changes in the quantitative and qualitative market risk disclosures for the six months ended March 31, 2018 from that disclosed in our Annual Report.

ITEM 4. CONTROLS AND PROCEDURES

a) Evaluation of Disclosure Controls and Procedures

As of March 31, 2018 (the end of the period covered by this report), our management, including our chief executive officer and chief financial officer, evaluated the effectiveness and design and operation of our disclosure controls and procedures. Based on that evaluation, our management, including the chief executive officer and chief financial officer, concluded that our disclosure controls and procedures were effective at a reasonable assurance level in timely alerting management, including the chief executive officer and chief financial officer, of material information about us required to be included in periodic SEC filings. However, in evaluation of the disclosure controls and procedures, management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives, and management necessarily was required to apply its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

b) Changes in Internal Control over Financial Reporting

There were no changes in internal controls for the three months ended March 31, 2018 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

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PART II–OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS.

From time to time, we may become involved in various investigation, claims and legal proceedings that arise in the ordinary course of our business. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While we do not expect that the resolution of these matters, if they arise, would materially affect our business, financial condition, results of operations or cash flows, resolution of these matters will be subject to various uncertainties and could result in the expenditure of significant financial and managerial resources. Neither we, nor any of our subsidiaries are currently subject to any material legal proceeding, nor, to our knowledge, is any material legal proceeding pending or threatened against us or any of our subsidiaries.

ITEM 1A. RISK FACTORS.

Our business is subject to certain risks and events that, if they occur, could adversely affect our financial condition and results of operations and the trading price of our securities. For a discussion of these risks, please refer to this section and the section captioned “Item 1A. Risk Factors” in Part I of our Annual Report and the section captioned “Item 1A. Risk Factors.” The risks described below and in our Annual Report not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially and adversely affect our business, financial condition and/or operating results.

Recently-enacted legislation allows us to incur additional leverage under the 1940 Act, distinct from certain of our obligations under our Credit Facility and our Series 2024 Term Preferred Stock.

Historically, as a BDC, under the 1940 Act, we are generally required to maintain asset coverage of 200% for senior securities representing indebtedness (i.e., debt) or stock (i.e., preferred stock). On March 23, 2018, President Trump signed into legislation the Consolidated Appropriations Act of 2018, also known as the “omnibus spending package.” Included in Title VIII therein is the Small Business Credit Availability Act that includes certain regulations under the federal securities laws impacting BDCs. Among other items, the Small Business Credit Availability Act allows a BDC to increase the amount of debt it may incur by modifying the asset coverage percentage from 200% to 150% (subject to specific approval and disclosure requirements).

On April 10, 2018, our Board of Directors, including a “required majority” (as such term is defined in Section 57(o) of the 1940 Act) thereof, approved the modified asset coverage requirements set forth in Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act. As a result, the Company’s asset coverage requirements for senior securities will be changed from 200% to 150%, effective one year after the date of the Board of Director’s approval; thus, it will be effective on April 10, 2019. Therefore, we may be able to issue an increased amount of senior securities and incur additional indebtedness in the future and, therefore, your risk of an investment in us may increase.

Notwithstanding the modified asset coverage leverage ratio under the 1940 Act described above, we remain subject to a minimum asset coverage requirement of 200% with respect to certain provisions of our Credit Facility and our Series 2024 Term Preferred Stock. If we drop below the 200% minimum asset coverage requirement, we may under certain circumstances be required to repay all outstanding indebtedness under our Credit Facility and redeem our Series 2024 Term Preferred Stock. Such events, if they were to occur, could have a significant adverse effect on our business, financial condition, results of operations, and cash flows.

The recently enacted legislation informally titled the Tax Cuts and Jobs Act and other legislative, regulatory and administrative developments may adversely affect the Company or its stockholders.

On December 22, 2017, President Trump signed into law P.L. 115-97, informally titled the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes major changes to the Code, including a number of provisions of the Code that affect the taxation of RICs and their stockholders. Certain provisions of the Tax Act that may impact us and our stockholders include:

•	temporarily reducing individual U.S. federal income tax rates on ordinary income; the highest individual U.S. federal income tax rate will be reduced from 39.6% to 37% (through taxable years ending in 2025);

•	reducing the maximum corporate income tax rate from 35% to 21%;

•	permitting a deduction for certain pass-through business income, which generally will allow individuals, trusts, and estates to deduct up to 20% of such amounts, resulting in an effective maximum U.S. federal income tax rate of 29.6% on such dividends (through taxable years ending in 2025);

•	limiting the deduction for net operating losses to 80% of taxable income (prior to the application of the dividends paid deduction);

•	amending the limitation on the deduction of net interest expense for all businesses, other than certain electing businesses; and

•	eliminating the corporate alternative minimum tax.

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The individual and collective impact of these provisions and other provisions of the Tax Act on the Company and its stockholders remains uncertain, and may not become evident for some period of time. In addition, other legislative, regulatory or administrative changes may be enacted or promulgated, either prospectively or with retroactive effect, and may adversely affect the Company or its stockholders. The Company’s stockholders should consult their individual tax advisors regarding the implications of the Tax Act and other potential legislative, regulatory or administrative changes on their investment in the Company’s securities.

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS.

Sales of Unregistered Securities

Not applicable.

Issuer Purchases of Equity Securities

Not applicable.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES.

Not applicable.

ITEM 4. MINE SAFETY DISCLOSURES.

Not applicable.

ITEM 5. OTHER INFORMATION.

Not applicable.

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ITEM 6. EXHIBITS.

Exhibit	Description

3.1	Articles of Amendment and Restatement to the Articles of Incorporation, incorporated by reference to Exhibit 99.a.2 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.

3.2	Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares, including Appendix A thereto relating to the Term Preferred Shares, 7.125% Series 2016, incorporated by reference to Exhibit 2.a.2 to Post-Effective Amendment No. 5 to the Registration Statement on Form N-2 (File No. 333-162592), filed October 31, 2011.

3.3	Certificate of Correction to Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 814-00237), filed October 29, 2015.

3.4	Articles Supplementary, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 814-00237), filed September 21, 2017.

3.5	Articles Supplementary Establishing and Fixing the Rights and Preferences of Term Preferred Shares, including Appendix A thereto relating to the 6.00% Series 2024 Term Preferred Stock, incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K (File No. 814-00237), filed September 21, 2017.

3.6	Bylaws, incorporated by reference to Exhibit 99.b to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-63700), filed July 27, 2001.

3.7	Amendment to Bylaws, incorporated by reference to Exhibit 3.3 to the Quarterly Report on Form 10-Q (File No. 814-00237), filed February 17, 2004.

3.8	Second Amendment to Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 814-00237), filed July 10, 2007.

3.9	Third Amendment to Bylaws, incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K (File No. 814-00237), filed June 10, 2011.

3.10	Fourth Amendment to Bylaws, incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K (File No. 814-00237), filed November 29, 2016.

4.1	Form of Certificate for Common Stock, incorporated by reference to Exhibit 99.d.2 to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-63700), filed August 23, 2001.

4.2	Form of Certificate for 6.00% Series 2024 Term Preferred Stock, incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K (File No. 814-00237), filed September 21, 2017.

10.1	Amendment No. 4 to Fifth Amended and Restated Credit Agreement, dated as of March 9, 2018 by and among Gladstone Business Loan, LLC, as Borrower, Gladstone Management Corporation, as Servicer, KeyBank National Association, as administrative agent, swingline lender, managing agent and lead arranger and certain other lenders party thereto, incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (File No. 814-00237), filed March 12, 2018.

11	Computation of Per Share Earnings (included in the notes to the unaudited consolidated financial statements contained in this report).*

31.1	Certification of Chief Executive Officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.*

31.2	Certification of Acting Principal Financial Officer pursuant to section 302 of the Sarbanes-Oxley Act of 2002.*

32.1	Certification of Chief Executive Officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.+

32.2	Certification of Acting Principal Financial Officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002.+

*	Filed herewith
+	Furnished herewith

All other exhibits for which provision is made in the applicable regulations of the Securities and Exchange Commission are not required under the related instruction or are inapplicable and therefore have been omitted.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLADSTONE CAPITAL CORPORATION

By:	/s/ Julia Ryan
Julia Ryan
Acting Principal Financial Officer

Date: May 2, 2018

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Filed pursuant to Rule 497
Registration Statement No. 333-208637

PROSPECTUS SUPPLEMENT

(To Prospectus Dated February 1, 2018)

Up to $50,000,000

Common Stock

We are an externally managed specialty finance company that provides capital to lower middle market U.S. businesses (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $15 million). We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

We are party to an equity distribution agreement, as last amended on May 22, 2017 (the “Sales Agreement”), with Cantor Fitzgerald & Co., (“Cantor Fitzgerald”), relating to the sale of shares of our common stock, par value $0.001 per share, offered pursuant to this prospectus supplement and the accompanying prospectus. The Sales Agreement provides that we may offer and sell shares of our common stock having an aggregate offering price of up to $50,000,000 from time to time through the Sales Agreement. As of the date of this prospectus supplement, we have sold 1,114,316 shares of our common stock with an aggregate offering price of $10.9 million under the Sales Agreement and have sold 131,462 shares with an aggregate offering price of $1.2 million under a separate equity distribution agreement which was previously terminated, leaving an aggregate offering price of up to $37.9 million available under the Sales Agreement as of the date of this prospectus supplement. Subject to terms of the Sales Agreement, Cantor Fitzgerald is not required to sell any specific number or dollar amounts of securities but will act as our sales agent using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between Cantor Fitzgerald and us. There is no arrangement for funds to be received in any escrow, trust or similar arrangement.

Cantor Fitzgerald will be entitled to compensation under the terms of the Sales Agreement at a commission of up to 2.0% of the gross sales price per share of common stock sold pursuant to the Sales Agreement. In connection with the sale of our common stock on our behalf, Cantor Fitzgerald will be deemed to be an “underwriter” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the compensation of Cantor Fitzgerald will be deemed to be underwriting commissions or discounts. We have also agreed to provide indemnification and contribution to Cantor Fitzgerald against certain civil liabilities, including liabilities under the Securities Act.

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made by transactions that are deemed to be part of an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, by means of ordinary brokers’ transactions that qualify for delivery of a prospectus to the Nasdaq Global Select Market (“Nasdaq”), in accordance with Rule 153 under the Securities Act, or such other sales as may be agreed by us and Cantor Fitzgerald, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The offering of shares of common stock pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of shares having an aggregate offering price of $50,000,000 or (2) the termination of the Sales Agreement by us or Cantor Fitzgerald. See “Plan of Distribution” beginning on page S-38 of this prospectus supplement.

Our common stock is traded on Nasdaq under the symbol “GLAD.” On February 7, 2018 the last reported sale price of our common stock on Nasdaq was $9.01 per share. The net asset value, or NAV, per share of our common stock on December 31, 2017 (the last date prior to the date of this prospectus supplement as of which we determined NAV) was $8.48. You are urged to obtain current market quotations of our common stock. The sales price per share of our common stock offered by this prospectus supplement and the accompanying prospectus, less Cantor Fitzgerald’s commission, will not be less than the NAV per share of our common stock at the time of such sale.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV. If our shares trade at a discount to our NAV, it will likely increase the risk of loss for purchasers in this offering. Investing in shares of our common stock involves a high degree of risk. Before investing, you should read the material risks described in the “Risk Factors” section beginning on page S-11 of this prospectus supplement and beginning on page 12 of the accompanying prospectus.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our common stock, including information about risks. Please read it before you invest and retain it for future reference. Additional information about us, including our annual, quarterly and current reports, has been filed with the Securities and Exchange Commission (the “SEC”), and can be accessed at its website at www.sec.gov. This information is also available free of charge by calling us collect at (703) 287-5893 or on the investor relations section of our corporate website located at www.gladstonecapital.com. You may also call us collect at this number to request other information or to make a shareholder inquiry. See “Where You Can Find More Information” on page S-41 of this prospectus supplement. The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is February 8, 2018

ABOUT THIS PROSPECTUS SUPPLEMENT

This document is presented in two parts. The first part is comprised of this prospectus supplement, which describes the specific terms of this common stock at-the-market offering and certain other matters relating to us. The second part, the accompanying prospectus, contains a description of our common stock and provides more general information, some of which does not apply to this offering, regarding securities that we may offer from time to time. To the extent that the information contained in this prospectus supplement differs or varies from the information contained in the accompanying prospectus, the information in this prospectus supplement will supersede such information.

This prospectus supplement is part of a registration statement on Form N-2 (Registration No. 333-208637) that we have filed with the SEC relating to the securities offered hereby. This prospectus supplement does not contain all of the information that we have included in the registration statement and the accompanying exhibits and schedules thereto in accordance with the rules and regulations of the SEC, and we refer you to such omitted information. It is important for you to read and consider all of the information contained in this prospectus supplement and the accompanying prospectus before making your investment decision. You should also read and consider the additional information incorporated by reference into this prospectus supplement and the accompanying prospectus. See “Where You Can Find More Information” in this prospectus supplement.

The distribution of this prospectus supplement and the accompanying prospectus and this offering of the securities may be restricted by law in certain jurisdictions. This prospectus supplement and the accompanying prospectus are not an offer to sell or a solicitation of an offer to buy shares of our common stock in any jurisdiction where such offer or any sale would be unlawful. Persons who come into possession of this prospectus supplement and the accompanying prospectus should inform themselves of and observe any such restrictions.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus in making an investment decision. We have not, and Cantor Fitzgerald has not, authorized any other person to provide you with information that is different or additional. If anyone provides you with different or additional information, you should not rely on it. We do not, and Cantor Fitzgerald and its affiliates do not, take any responsibility for, and can provide no assurances as to, the reliability of any information that others may provide to you. You should not assume that the information in this prospectus supplement or the accompanying prospectus is accurate as of any date other than their respective dates, regardless of the time of delivery of this prospectus supplement, the accompanying prospectus or any sales of our common stock. Our business, financial condition, liquidity, results of operations, funds from operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus.

PROSPECTUS SUPPLEMENT SUMMARY

The following summary highlights some of the information included in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that you may want to consider. You should review the more detailed information contained elsewhere in this prospectus supplement and in the accompanying prospectus prior to making an investment in our common stock, and especially the information set forth under the heading “Risk Factors” in this prospectus supplement and the accompanying prospectus.

In this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, the “Company,” “Gladstone Capital,” “we,” us” or “our” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation and “Administrator” refers to Gladstone Administration, LLC; and “Gladstone Companies” refers to our Adviser, the Administrator and its affiliated companies.

Gladstone Capital Corporation

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We are externally managed and operate as a closed-end, non-diversified management investment company and have elected to be treated as a BDC under the 1940 Act. For federal income tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. We intend to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including minimum distribution requirements.

Our Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% in debt investments and 10.0% in equity investments, at cost. As of December 31, 2017, our investment portfolio was made up of approximately 90.6% debt investments and 9.4% equity investments, at cost.

We focus on investing in lower middle market companies (which we generally define as companies with annual EBITDA of $3 million to $15 million) in the United States that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity and have opportunistically made several co-investments with our affiliate Gladstone Investment Corporation, a BDC also managed by our Adviser, pursuant to an exemptive order granted by the SEC in July 2012. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one-month London Interbank Offered Rate, or “LIBOR”) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the portfolio company. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid together with the principal at maturity. This form of deferred interest is often called paid-in-kind, (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

As of December 31, 2017, our investment portfolio consisted of investments in 51 companies located in 24 states in 18 different industries with an aggregate fair value of $392.4 million. From our initial public offering in 2001 through December 31, 2017, we have invested in 224 different companies, while making 179 consecutive monthly or quarterly cash distributions to common stockholders totaling approximately $303.3 million. We expect that our investment portfolio will primarily include the following four categories of investments in private companies operating in the U.S.:

•	Senior Secured Debt Securities: We seek to invest a portion of our assets in senior secured debt securities also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of its business. The senior secured debt security usually takes the form of first priority liens on all, or substantially all, of the assets of the business. Senior secured debt securities may include investments sourced from the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, under Section 55(a) of the 1940 Act, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company—Qualifying Assets” in the accompanying prospectus for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity. With the exception of our policy to conduct our business as a BDC, these investment policies are not fundamental and may be changed without stockholder approval. See “Business—Investment Process” included in the accompanying prospectus for additional information on our investment practices.

Our Investment Adviser and Administrator

We are externally managed by the Adviser, an affiliate of ours, under an investment advisory and management agreement (the “Advisory Agreement”), and another of our affiliates, the Administrator provides administrative services to us pursuant to a contractual agreement (the “Administration Agreement”). Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial Corporation, a publicly-traded real estate investment trust; Gladstone Investment Corporation, a publicly-traded BDC and RIC; and Gladstone Land Corporation, a publicly-traded real estate investment trust. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is an SEC registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in other states. We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services.

Recent Developments

Distributions to Stockholders

On January 9, 2018, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Common Stock: $0.07 per share of common stock for each of January, February and March 2018, payable per the table below.

Record Date	Payment Date	Cash Distribution
January 22	January 31	$0.07
February 16	February 28	$0.07
March 20	March 30	$0.07

Total for the Quarter:		$0.21

Term Preferred Stock: $0.125 per share of the Company’s 6.00% Series 2024 Term Preferred Stock (“2024 Term Preferred Stock”) for each of January, February and March 2018, payable per the table below. The 2024 Term Preferred Stock trades on the Nasdaq under the symbol “GLADN.”

Record Date	Payment Date	Cash Distribution
January 22	January 31	$0.125
February 16	February 28	$0.125
March 20	March 30	$0.125

Total for the Quarter:		$0.375

Portfolio Activity

In January 2018, we invested $8.1 million in XMedius Solutions Inc. through secured first lien debt.

THE OFFERING

Common stock offered	Shares with an aggregate offering price of up to $50,000,000.

Common stock outstanding prior to this offering	26,632,182 shares.

Plan of Distribution	“At the market offering” that may be made from time to time through our sales agent, Cantor Fitzgerald. See “Plan of Distribution” beginning on page S-38 of this prospectus supplement.

On February 27, 2015, we established the at-the-market program to which this prospectus supplement relates and entered into an equity distribution agreement with Cantor Fitzgerald. On May 22, 2017, we amended and restated the Sales Agreement with Cantor Fitzgerald to continue the at-the-market program.

Through the date of this prospectus supplement 1,114,316 shares of common stock with an aggregate offering price of $10.9 million were issued and sold pursuant to the Sales Agreement and 131,462 shares with an aggregate offering price of $1.2 million were sold under a separate equity distribution agreement which was previously terminated. An aggregate offering price of up to $37.9 million of our common stock remains available for sale under this at-the-market offering.

Use of Proceeds	If we sell shares of our common stock with an aggregate offering price of $37.9 million, which is what remains available under the Sales Agreement as of the date of this prospectus supplement, we anticipate that our net proceeds, after deducting Cantor Fitzgerald’s maximum commissions and estimated offering expenses payable by us, will be approximately $37.0 million. We intend to use the net proceeds from this offering to repay outstanding indebtedness under the Fifth Amended and Restated Credit Agreement, as further amended, (the “Credit Facility”), with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender, to fund new investment opportunities, and for other general corporate purposes. See “Use of Proceeds” on page S-16 of this prospectus supplement.

Nasdaq symbol	“GLAD”

Distributions on common stock

We have paid monthly distributions to the holders of our common stock since October 2003 (and prior to that quarterly distributions since January 2002) and generally intend to continue to do so. The amount of monthly distributions on our common stock is generally determined by our Board of Directors on a quarterly basis and is based on management’s estimate of the fiscal year’s taxable income. See “Price Range of Common Stock and Distributions” beginning on page S-17 of this prospectus supplement. Because our distributions to common stockholders are based on estimates of taxable income that may differ from actual results, future distributions payable to our common stockholders may also include, and past distributions have included, a return of capital. Such return of capital distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. See “Risk Factors—Risks Related to an Investment in Our Securities—Distributions to our stockholders have included and may in the future include a return of capital” in the accompanying prospectus. Certain additional amounts may be deemed as distributed to common stockholders for income tax purposes and may also constitute a return of capital.

Tax matters	See “Additional Material U.S. Federal Income Tax Considerations” in this prospectus supplement and “Material U.S. Federal Income Tax Considerations” beginning on page 116 of the accompanying prospectus for a discussion of material U.S. federal income tax considerations applicable to an investment in shares of our common stock.

Risk Factors	Investing in shares of our common stock involves substantial risks. Please carefully read and consider the information described under “Risk Factors” beginning on page S-11 of this prospectus supplement and beginning on page 12 of the accompanying prospectus before making an investment decision.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages for annual expenses are annualized and have been calculated based on actual expenses incurred in the quarter ended December 31, 2017 and average net assets attributable to common stockholders for the quarter ended December 31, 2017.

Stockholder Transaction Expenses:
Sales load or other commission (as a percentage of offering price)(1)	2.00%
Offering expenses (as a percentage of offering price)(2)	0.42%
Dividend reinvestment plan expenses (per sales transaction fee)(3)	Up to $25.00 Transaction fee
Total stockholder transaction expenses (as a percentage of offering price)	2.42%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Base management fee(5)	2.98%
Loan Servicing fee(6)	2.11%
Incentive fees (20% of realized capital gains and 20% of pre-incentive fee net investment income)(7)	2.44%
Interest payments on borrowed funds(8)	2.51%
Dividend expense on mandatorily redeemable preferred stock(9)	1.49%
Other expenses(10)	1.45%

Total annual expenses(10)(11)	12.98%

(1)	Represents the maximum commission with respect to the shares of common stock being sold in this offering. Cantor Fitzgerald will be entitled to compensation up to 2.0% of the gross proceeds of the sale of any shares of our common stock under the Sales Agreement, with the exact amount of such compensation to be mutually agreed upon by us and Cantor Fitzgerald from time to time. There is no guarantee that there will be any additional sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.
(2)	The percentage reflects estimated offering expenses of approximately $160,000 and assumes we sell all $37.9 million of common stock remaining under the Sales Agreement.
(3)	The expenses of the dividend reinvestment plan, if any, are included in stock record expenses, a component of “Other expenses.” If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee, plus per share brokerage commissions, from the proceeds. The participants in the dividend reinvestment plan will also bear a transaction fee, plus pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See “Dividend Reinvestment Plan” in the accompanying prospectus for information on the dividend reinvestment plan.
(4)	The percentages presented in this table are gross of credits to any fees.
(5)

In accordance with the Advisory Agreement, our annual base management fee is 1.75% (0.4375% quarterly) of our average gross assets, which are defined as our total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases. In accordance with the requirements of the SEC, the table above shows our base management fee as a percentage of average net assets attributable to common shareholders. For purposes of the table, the gross base management fee has been converted to 2.98% of the average net assets as of December 31, 2017 by dividing the total dollar amount of the management fee by our average net assets. The base management fee for the quarter ended December 31, 2017 before application of any credits was $1.7 million.

Under the Advisory Agreement, the Adviser has provided and continues to provide managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. Generally, at the end of each quarter, 100.0% of these fees are non-contractually, irrevocably and unconditionally credited against the base management fee that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser. For the quarter ended December 31, 2017, the base management fee credit was $0.8 million. See “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus.

(6)	In addition, the Adviser services, administers and collects on the loans held by Gladstone Business Loan, LLC (“Business Loan”), in return for which the Adviser receives a 1.5% annual loan servicing fee payable monthly by Business Loan based on the monthly aggregate balance of loans held by Business Loan in accordance with the Credit Facility. For the three months ended December 31, 2017, the total loan servicing fee was $1.2 million. The entire loan servicing fee paid to the Adviser by Business Loan is generally non-contractually, irrevocably and unconditionally credited against the base management fee otherwise payable to the Adviser since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement. See “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus and footnote 7 below.
(7)	In accordance with our Advisory Agreement, the incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100.0% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125.0% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee (see footnote 5 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through December 31, 2017. The income-based incentive fee for the quarter ended December 31, 2017 before application of any credits was $1.4 million.

From time to time, the Adviser has non-contractually, irrevocably and unconditionally agreed to waive a portion of the incentive fees, to the extent net investment income did not cover 100.0% of the distributions to common stockholders during the period. For the quarter ended December 31, 2017, the incentive fee credit was $0.1 million. There can be no guarantee that the Adviser will continue to credit any portion of the fees under the Advisory Agreement in the future

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100.0% × (2.00% - 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100.0% × (“catch-up”: 2.1875% - 1.75%)) + (20.0% × (2.30% - 2.1875%))

= (100.0% × 0.4375%) + (20.0% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20.0% × (6.0% - 1.0%)

= 20.0% × 5.0%

= 1.0%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Certain Transactions—Investment Advisory and Management Agreement” in the accompanying prospectus.

(8)	Includes amortization of deferred financing costs. As of December 31, 2017, we had $130.5 million in borrowings outstanding under our Credit Facility.
(9)	Includes amortization of deferred financing costs related to our Series 2024 Term Preferred Stock, as well as amounts paid to preferred stockholders during the three months ended December 31, 2017. See “Description of Our Securities—Preferred Stock—Series 2024 Term Preferred Stock” in the accompanying prospectus for additional information.
(10)	Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. See “Management—Certain Transactions—Administrator Compensation” in the accompanying prospectus.
(11)	Total annualized gross expenses, based on actual amounts incurred for the quarter ended December 31, 2017, would be $29.2 million. After all non-contractual, unconditional and irrevocable credits described in footnote 5, footnote 6 and footnote 7 above are applied to the base management fee, the loan servicing fee, and the incentive fee, total annualized expenses after fee credits, based on actual amounts incurred for the quarter ended December 31, 2017, would be $21.1 million or 9.38% as a percentage of net assets.

Examples

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our gross annual operating expenses would remain at the levels set forth in the table above and are gross of any credits to any fees. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$112	$316	$496	$855
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$121	$338	$526	$889

(1)	For purposes of this example, we have assumed that the entire amount of the assumed 5.0% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5.0% annual return is significantly below the hurdle rate of 7.0% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5.0% annual return on our investments.
(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the average cost of shares of our common stock purchased in the open market in the period beginning on or before the payment date of the distribution and ending when the plan agent has expended for such purchases all of the cash that would have been otherwise payable to participants. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of the assumed 5.0% annual return would constitute capital gains and that no accumulated capital losses or unrealized depreciation would have to be overcome first before a capital gains based incentive fee is payable.

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our Shares. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities and NAV of our common stock could decline, and you may lose all or part of your investment.

Our management will have broad discretion in the use of the net proceeds from this offering and may allocate the net proceeds from this offering in ways that you and other stockholders may not approve.

Our management will have broad discretion in the use of the net proceeds, including for any of the purposes described in the section entitled “Use of Proceeds,” and you will not have the opportunity as part of your investment decision to assess whether the net proceeds are being used in ways with which you may not agree or may not otherwise be considered appropriate. Because of the number and variability of factors that will determine our use of the net proceeds from this offering, their ultimate use may vary substantially from their currently intended use. The failure of our management to use these funds effectively could harm our business. Pending their use, we may invest the net proceeds from this offering in short-term, investment-grade, interest-bearing securities. These investments may not yield a favorable return to our stockholders.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms.

Delays in investing the net proceeds raised in an offering or from exiting an investment, prepayment of an investment or other capital source may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering, from exiting an investment, prepayment of an investment or other capital source on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Market interest rates may have an effect on the value of our common stock.

One of the factors that will influence the price of our common stock will be the distribution yield on our common stock (as a percentage of the price of our common stock) relative to market interest rates. An increase in market interest rates, which are currently at low levels relative to historical rates, may lead prospective purchasers of our common stock to expect a higher distribution yield and higher interest rates would likely increase our borrowing costs and potentially decrease funds available for distribution. Thus, higher market interest rates could cause the market price of our common stock to decrease.

Our most recent NAV was calculated on December 31, 2017 and our NAV when calculated as of March 31, 2018 may be higher or lower.

As of December 31, 2017, our NAV per share was $8.48, which was based on the fair value our investments that were reviewed and approved by the Valuation Committee and Board of Directors. NAV per share as of March 31, 2018, and following quarters, may be higher or lower than $8.48 based on potential changes in valuations, issuances of securities, or distributions paid and earnings for the quarter then ended. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis, and if our March 31, 2018 fair value is less than the December 31, 2017 fair value, we will record an unrealized loss on our investment portfolio. If the fair value is greater, we will record an unrealized gain on our investment portfolio. Upon publication of our next quarterly NAV per share determination (generally in our next quarterly report on Form 10-Q), the market price of our common stock may fluctuate materially.

The recently enacted legislation informally titled the Tax Cuts and Jobs Act and other legislative, regulatory and administrative developments may adversely affect GLAD or its stockholders.

On December 22, 2017, President Trump signed into law P.L. 115-97, informally titled the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes major changes to the Code, including a number of provisions of the Code that affect the taxation of RICs and their stockholders. Certain provisions of the Tax Act that may impact us and our stockholders include:

•	temporarily reducing individual U.S. federal income tax rates on ordinary income; the highest individual U.S. federal income tax rate will be reduced from 39.6% to 37% (through taxable years ending in 2025);

•	reducing the maximum corporate income tax rate from 35% to 21%;

•	permitting a deduction for certain pass-through business income, which generally will allow individuals, trusts, and estates to deduct up to 20% of such amounts, resulting in an effective maximum U.S. federal income tax rate of 29.6% on such dividends (through taxable years ending in 2025);

•	limiting the deduction for net operating losses to 80% of taxable income (prior to the application of the dividends paid deduction);

•	amending the limitation on the deduction of net interest expense for all businesses, other than certain electing businesses; and

•	eliminating the corporate alternative minimum tax.

The individual and collective impact of these provisions and other provisions of the Tax Act on GLAD and its stockholders is uncertain, and may not become evident for some period of time. In addition, other legislative, regulatory or administrative changes may be enacted or promulgated, either prospectively or with retroactive effect, and may adversely affect GLAD or its stockholders. GLAD’s stockholders should consult their individual tax advisors regarding the implications of the Tax Act and other potential legislative, regulatory or administrative changes on their investment in GLAD’s securities.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV, which may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from NAV. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV.

Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our common stockholders and our independent directors. At our 2017 Annual Meeting of Stockholders, we did not seek stockholder approval to issue shares of our common stock below NAV. Thus, for as long as our common stock may trade below NAV, we will be subject to significant constraints on our ability to raise capital through the issuance of common stock, including shares of common stock offered under this prospectus supplement. Although we have been able to secure access to additional liquidity, including through the Credit Facility and equity offerings, our inability to issue shares of common stock below NAV may limit our ability to raise capital needed to grow and achieve our investment objectives.

Additionally, when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Therefore, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

We may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy the asset coverage tests under the provisions of the 1940 Act that apply to BDCs. As a BDC, we have the ability to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities representing indebtedness,” including borrowing money from banks or other financial institutions or “senior securities that are stock,” such as our mandatorily redeemable preferred stock, only in amounts such that our asset coverage on each senior security, as defined in the 1940 Act, equals at least 200% after each such incurrence or issuance. Further, we may not be permitted to declare a dividend or make any distribution to our outstanding stockholders or repurchase shares until such time as we satisfy these tests. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution. We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

If we fail to pay dividends on our Series 2024 Term Preferred Stock for two years, the holders of our Series 2024 Term Preferred Stock will be entitled to elect a majority of our directors.

The terms of our Series 2024 Term Preferred Stock provide for annual dividends in the amount of $1.50 per outstanding share of Series 2024 Term Preferred Stock. In accordance with the terms of our Series 2024 Term Preferred Stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of Series 2024 Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Holders of our preferred stock and future holders of any securities ranking senior to our common stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock.

In September 2017, we completed a public offering of the Series 2024 Term Preferred Stock, at a public offering price of $25.00 per share. In such offering, we issued approximately 2.1 million shares of Series 2024 Term Preferred Stock. The shares of Series 2024 Term Preferred Stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock. Further, in the future, we may attempt to increase our capital resources by making additional offerings of preferred equity securities or issuing debt securities. Upon liquidation, holders of our preferred stock, holders of our debt securities, if any, and lenders with respect to other borrowings, including the Credit Facility, would receive a distribution of our available assets in full prior to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our common stockholders bear the risk of our future offerings reducing the per share trading price of our common stock and diluting their interest in us.

Rising interest rates may negatively impact our investments and have an adverse effect on our business, financial condition, results of operations, and cash flows.

Over the past year, the Federal Reserve has made gradual increases in the federal funds rate and we expect such gradual increases to continue. A substantial portion of our debt investments have variable interest rates that reset periodically and are generally based on LIBOR with a floor, so an increase in interest rates above the applicable floor may make it more difficult for our portfolio companies to meet their debt servicing obligations to us, which could result in a default under their loan documents with us. To the extent that interest rates increase, this may negatively impact the operating performance of our portfolio companies as they shift cash from other productive uses to the payment of interest or may cause our portfolio companies to refinance or otherwise repay our debt investments earlier than they otherwise would, requiring us to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans. There can be no guarantee the Federal Reserve will continue to raise rates at the gradual pace they originally proposed.

The current U.S. presidential administration (the “Administration”), may make substantial changes to certain regulations that may adversely affect our business.

The Administration has called for substantial change to fiscal and tax policies as discussed in part above. On February 3, 2017, President Trump signed an executive order calling for the Administration to review U.S. financial laws and regulations in order to determine their consistency with a set of core principles identified in the order. Some areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, the Consumer Protection Act, the Volcker Rule, credit risk retention requirements and the authorities of the Federal Reserve and the Financial Stability Oversight Council. We cannot predict which, if any, of these or other actions will be taken or, if taken, their effect on the financial stability of the credit market in which we operate. Such actions could have a significant adverse effect on our business, financial condition, results of operations, and cash flows.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained in this prospectus supplement or the accompanying prospectus, other than historical facts, may constitute “forward-looking statements.” These statements may relate, among other things, to future events or our future performance or financial condition or future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts with our Adviser, and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include:

•	the recurrence of adverse events in the economy and the capital markets, including stock price volatility;

•	risks associated with negotiation and consummation of pending and future transactions;

•	the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker or Robert L. Marcotte;

•	changes in our investment objective and strategy;

•	availability, terms (including the possibility of interest rate volatility) and deployment of capital;

•	changes in our industry, interest rates, exchange rates or the general economy;

•	our business prospects and the prospects of our portfolio companies;

•	the degree and nature of our competition;

•	changes in governmental regulations, tax rates and similar matters;

•	our ability to maintain our qualification as a RIC and as a BDC; and

•	those factors described in the “Risk Factors” section of this prospectus supplement and the accompanying prospectus.

We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement or the accompanying prospectus. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may by transactions that are deemed to be part of an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act, by means of ordinary brokers’ transactions that qualify for delivery of a prospectus to Nasdaq in accordance with Rule 153 under the Securities Act or such other sales as may be agreed by us and Cantor Fitzgerald, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at other negotiated prices. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. However, assuming the sale of the remaining $37.9 million of common stock offered under this prospectus supplement and the accompanying prospectus, we anticipate that our net proceeds from this offering will be approximately $37.0 million, after deducting the maximum estimated sales commission payable to Cantor Fitzgerald and our estimated offering expenses of $160,000. Through the date of this prospectus supplement, shares of common stock with an aggregate offering price of $12.1 million have been issued and sold pursuant to this at-the-market program, and net proceeds to us (net of sales agent commissions and other offering expenses borne by us) from our at-the-market program were approximately $11.6 million.

We intend to use the net proceeds from this offering to repay a portion of the amount outstanding under the Credit Facility, to fund new investment opportunities, and for other general corporate purposes. As of the date of this prospectus supplement, we had $129.8 million outstanding under the Credit Facility. Advances under the Credit Facility generally bear interest at a 30-day LIBOR plus 3.25% per annum, with a commitment fee of 0.5% per annum on undrawn amounts. The Credit Facility has a revolving period end date of January 19, 2019. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020.

We intend to re-borrow under our Credit Facility to make investments in portfolio companies in accordance with our investment objectives depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions.

Pending such uses, we will invest a portion of the net proceeds of this offering in short-term investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in accordance with our investment objectives.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, for each taxable year, a minimum of 90% of our annual ordinary income and short-term capital gains, if any, to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characterization of each dividend when declared while the actual tax characterization of dividends for each calendar year are reported to each stockholder on IRS Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions paid with respect to our common stock can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares of our common stock. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in a dividend reinvestment plan. See “Risk Factors—Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Our common stock is quoted on Nasdaq under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its NAV. There can be no assurance that any premium to NAV will be attained or maintained. As of February 7, 2018 there were 36 stockholders of record, meaning individuals or entities that we carry in our records as the registered holder (although not necessarily the beneficial owner) of our common stock.

The following table sets forth the range of high and low intraday sale prices of our common stock as reported on the Nasdaq and the distributions declared by us for the last two completed fiscal years and the current fiscal year through February 7, 2018.

COMMON SHARE PRICE DATA

	NAV(1)	Sales Price		Declared Common Distributions	Premium (Discount) of High to NAV(2)	Premium (Discount) of Low to NAV(2)
		High	Low
Fiscal Year ended September 30, 2016
First Quarter	8.38	9.09	6.39	0.21	8.5	(23.8)
Second Quarter	7.92	7.59	4.71	0.21	(4.2)	(40.5)
Third Quarter	7.95	7.67	6.80	0.21	(3.5)	(14.5)
Fourth Quarter	8.62	8.75	7.24	0.21	1.5	(16.0)
Fiscal Year ended September 30, 2017
First Quarter	8.36	9.62	7.33	0.21	15.1	(12.3)
Second Quarter	8.33	9.92	8.67	0.21	19.1	4.1
Third Quarter	8.38	10.12	9.15	0.21	20.8	9.2
Fourth Quarter	8.40	9.95	8.98	0.21	18.5	6.9
Fiscal Year ending September 30, 2018
First Quarter	8.48	9.92	8.95	0.21	17.0	5.5
Second Quarter (through February 7, 2018)	*	9.50	7.80	0.21	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intraday sale prices. The NAV per shares shown are based on outstanding shares at the end of each period.
(2)	The (discounts) premiums to NAV per share set forth in these columns represent the high or low, as applicable, intraday sale price per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low intraday sale prices.
*	Not yet available, as the NAV per share as of the end of this quarter cannot yet be determined.

CONSOLIDATED SELECTED FINANCIAL DATA

The following consolidated selected financial data for the fiscal years ended September 30, 2017, 2016, 2015, 2014 and 2013 are derived from our audited consolidated financial statements. The consolidated selected financial data for the three months ended December 31, 2017 and 2016 are derived from our unaudited consolidated financial statements included in this prospectus supplement. The other data included in the second table below is also unaudited. The data should be read in conjunction with our Consolidated Financial Statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus supplement and the accompanying prospectus.

(dollar amounts in thousands, except per share data)

	Three Months Ended December 31,		Year Ended September 30,
	2017	2016	2017	2016	2015	2014	2013
Statement of Operations Data:
Total Investment Income	$10,859	$9,974	$39,233	$39,112	$38,058	$36,585	$36,154
Total Expenses, Net of Credits from Adviser	5,282	4,767	17,800	19,625	20,358	18,217	17,768

Net Investment Income	5,577	5,207	21,433	19,487	17,700	18,368	18,386

Net Realized and Unrealized (Loss) Gain on Investments, Borrowings and Other	1,583	(4,291)	(4,253)	(8,120)	(9,216)	(7,135)	13,833

Net Increase (Decrease) in Net Assets Resulting from Operations	7,160	916	17,180	$11,367	$8,484	$11,233	$32,219

Per Share Data:
Net Investment Income per Common Share—Basic and Diluted(A)	0.21	$0.21	$0.84	$0.84	$0.84	$0.87	$0.88
Net Increase (Decrease) in Net Assets Resulting from Operations per Common Share—Basic and Diluted(A)	0.27	0.04	0.67	0.49	0.40	0.53	1.53
Distributions Declared Per Common Share(B)	0.21	0.21	0.84	0.84	0.84	0.84	0.84
Statement of Assets and Liabilities Data:
Total Assets	$409,722	$304,652	$365,860	$337,178	$382,482	$301,429	$295,091
Net Assets	225,717	213,385	219,650	201,207	191,444	199,660	205,992
Net Asset Value Per Common Share	8.48	8.36	8.40	8.62	9.06	9.81	9.81
Common Shares Outstanding	26,632,182	25,517,866	26,160,684	23,344,422	21,131,622	21,000,160	21,000,160
Weighted Common Shares Outstanding—Basic and Diluted	26,522,788	24,778,970	25,495,117	23,200,642	21,066,844	21,000,160	21,000,160
Senior Securities Data:
Borrowings under Credit Facility, at cost(C)	130,500	$28,200	$93,000	$71,300	$127,300	$36,700	$46,900
Mandatorily redeemable preferred stock(C)(D)	51,750	61,000	51,750	61,000	61,000	61,000	38,497

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.
(B)	The tax character of distributions is determined on an annual basis in accordance with GAAP. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders included elsewhere in the accompanying prospectus.
(C)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(D)	Represents the aggregate liquidation preference of our mandatorily redeemable preferred stock.

	Three Months Ended December 31,		Year Ended September 30,
	2017	2016	2017	2016	2015	2014	2013
Other Unaudited Data:
Number of Portfolio Companies at Period End	51	44	47	45	48	45	47
Average Size of Portfolio Company Investment at Cost	8,826	7,932	$8,754	$8,484	$8,547	$7,762	$7,069
Principal Amount of New Investments	56,336	17,240	99,241	79,401	102,299	81,731	80,418
Proceeds from Loan Repayments and Investments Sold and Exits(C)	19,843	50,453	83,444	121,144	40,273	72,560	117,048
Weighted Average Yield on Investments, excluding loans on non-accrual status(D)	11.96%	11.30%	11.57%	11.08%	10.93%	11.47%	11.63%
Weighted Average Yield on Investments, including loans on non-accrual status(E)	10.94	10.46	10.61	10.27	9.84	9.99	9.74
Total Return(F)	(0.91)	18.40	27.90	11.68	2.40	9.62	9.90

(C)	Includes non-cash reductions in cost basis.
(D)	Weighted average yield on investments, excluding loans on non-accrual status, equals interest income on investments divided by the weighted average interest-bearing principal balance throughout the fiscal year.
(E)	Weighted average yield on investments, including loans on non-accrual status, equals interest income on investments divided by the weighted average total principal balance throughout the fiscal year.
(F)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account dividends reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, refer to Note 9—Distributions to Common Stockholders elsewhere in the accompanying prospectus.

SELECTED QUARTERLY FINANCIAL DATA

(UNAUDITED)

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended September 30, 2017 and the first quarter of the fiscal year ending September 30, 2018. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

Quarter Ended
December 31, 2017
Total investment income	$10,859
Net investment income	5,577
Net increase (decrease) in net assets resulting from operations	7,160
Net increase (decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.27

	Quarter Ended
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Total investment income	$9,974	$8,793	$9,632	$10,834
Net investment income	5,207	5,359	5,379	5,488
Net Increase (decrease) in net assets resulting from operations	916	4,656	6,163	5,445
Net Increase (decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.04	$0.18	$0.24	$0.21

	Quarter Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Total investment income	$10,060	$9,456	$9,844	$9,750
Net investment income	4,759	4,917	4,907	4,905
Net Increase (decrease) in net assets resulting from operations	(8,704)	(6,139)	5,516	20,697
Net Increase (decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$(0.38)	$(0.26)	$0.24	$0.89

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our Consolidated Financial Statements and the notes thereto contained elsewhere in this prospectus supplement and the accompanying prospectus. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition or results of operations for any future periods. Except per share amounts or unless otherwise indicated, dollar amounts in the tables included herein are in thousands.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for federal income tax purposes we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of December 31, 2017, our investment portfolio was made up of approximately 90.6% debt investments and 9.4% equity investments, at cost.

We focus on investing in lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity and have opportunistically made several co-investments with our affiliate Gladstone Investment Corporation, a BDC also managed by our Advisor, pursuant to an exemptive order granted by the SEC. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

We are externally managed by Gladstone Management Corporation (the “Adviser”), an investment adviser registered with the SEC and an affiliate of ours, pursuant to an investment advisory and management agreement

(the “Advisory Agreement”). The Adviser manages our investment activities. We have also entered into an administration agreement (the “Administration Agreement”) with Gladstone Administration, LLC (the “Administrator”), an affiliate of ours and the Adviser, whereby we pay separately for administrative services.

Additionally, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee.

Business

Portfolio and Investment Activity

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (generally based on the one-month LIBOR) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only, with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of a portfolio company, typically from an exit or sale. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called PIK interest.

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

During the three months ended December 31, 2017, we invested $56.3 million in seven new portfolio companies and extended $1.6 million of investments to existing portfolio companies. In addition, during the three months ended December 31, 2017, we exited three portfolio companies through sales and early payoffs. We received a total of $19.8 million in combined net proceeds and principal repayments from the aforementioned portfolio company exits as well as existing portfolio companies during the three months ended December 31, 2017. This activity resulted in a net increase in our overall portfolio by four portfolio companies to 51 and a net increase of $38.7 million in our portfolio at cost since September 30, 2017. From our initial public offering in August 2001 through December 31, 2017, we have made 481 different loans to, or investments in, 224 companies for a total of approximately $1.7 billion, before giving effect to principal repayments on investments and divestitures.

During the three months ended December 31, 2017, the following significant transactions occurred:

•	In October 2017, we sold our investment in Flight Fit N Fun LLC for a realized gain of $0.6 million. In connection with the sale, we received net cash proceeds of approximately $9.4 million, including the repayment of our debt investment of $7.8 million at par.

•	In October 2017, we invested $11.0 million in Applied Voice & Speech Technologies, Inc. through secured first lien debt.

•	In October 2017, PSC Industrial Holdings, LLC paid off at par for net proceeds of $3.5 million.

•	In November 2017, we invested $7.5 million in Arc Drilling Holdings, LLC through secured first lien debt and equity.

•	In November 2017, we invested $7.5 million in Gray Matter Systems, LLC through secured second lien debt.

•	In November 2017, DataPipe, Inc. paid off at par for net proceeds of $2.0 million.

•	In November 2017, we invested $5.0 million in DigiCert Holdings, Inc. through secured second lien debt.

•	In November 2017, we invested $4.0 million in Red Ventures, LLC through secured second lien debt.

•	In November 2017, we invested $1.0 million in ABG Intermediate Holdings 2, LLC through secured second lien debt.

•	In December 2017, we invested $20.0 million in Impact! Chemical Technologies, Inc. through secured first lien debt.

Refer to Note 13—Subsequent Events in the accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for portfolio activity occurring subsequent to December 31, 2017.

Capital Raising

We have been able to meet our capital needs through extensions of and increases to the Credit Facility and by accessing the capital markets in the form of public equity offerings of common and preferred stock. We have successfully extended the Credit Facility’s revolving period multiple times, most recently to January 2019, and currently have a total commitment amount of $170.0 million. Additionally, we issued 2.1 million shares of our 6.00% Series 2024 Term Preferred Stock, par value $0.001 per share (“Series 2024 Term Preferred Stock”) at a public offering price of $25 per share, for gross proceeds of $51.8 million in September 2017, inclusive of the overallotment and approximately 2.2 million shares of our common stock for gross proceeds of $17.3 million in October 2016, inclusive of the November 2016 overallotment. Additionally, during the three months ended December 31, 2017, we sold 471,498 shares of our common stock under our at-the-market program at a weighted-average price of $9.69 per share and raised $4.6 million of gross proceeds. Refer to “Liquidity and Capital Resources—Equity—Common Stock” and “Liquidity and Capital Resources—Equity—Term Preferred Stock” for further discussion of our common stock and mandatorily redeemable preferred stock and “Liquidity and Capital Resources—Revolving Credit Facility” for further discussion of the Credit Facility.

Although we were able to access the capital markets historically and in recent years, we believe uncertain market conditions could affect the trading price of our capital stock and thus may inhibit our ability to finance new investments through the issuance of equity. During times of increased price volatility, our common stock may be more likely to trade at a price below our NAV per share, which is not uncommon for BDCs like us. When our common stock trades below NAV per common share, as it has often done in previous years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without first obtaining approval from our stockholders and our independent directors, other than through sales to our then-existing stockholders pursuant to a rights offering. We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at our annual meeting of stockholders held on February 9, 2017. We are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2018 Annual Meeting of Stockholders to be held on February 8, 2018. Should we decide to issue shares of common stock at a price below NAV in the future, we will seek the requisite approval of our stockholders at such time.

On February 2, 2018, the closing market price of our common stock was $9.09, a 7.2% premium to our December 31, 2017 NAV per share of $8.48.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage (as defined in Sections 18(h) and 61 of the 1940 Act) of at least 200% on our “senior securities representing indebtedness” and our “senior securities that are stock.” As of December 31, 2017, our asset coverage on our “senior securities representing indebtedness” was 310.4% and our asset coverage on our “senior securities that are stock” was 222.4%.

Recent Developments

Portfolio and Investment Activity

In January 2018, we invested $8.1 million in XMedius Solutions Inc. through secured first lien debt.

Distributions

On January 9, 2018, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
January 22, 2018	January 31, 2018	$0.07	$0.125
February 16, 2018	February 28, 2018	0.07	0.125
March 20, 2018	March 30, 2018	0.07	0.125

	Total for the Quarter	$0.21	$0.375

RESULTS OF OPERATIONS

Comparison of the Three Months Ended December 31, 2017, to the Three Months Ended December 31, 2016

	Three Months Ended December 31,
	2017	2016	$ Change	% Change
INVESTMENT INCOME
Interest income	$10,670	$8,633	$2,037	23.6%
Other income	189	1,341	(1,152)	(85.9)

Total investment income	10,859	9,974	885	8.9

EXPENSES
Base management fee	1,676	1,378	298	21.6
Loan servicing fee	1,186	983	203	20.7
Incentive fee	1,373	1,293	80	6.2
Administration fee	272	300	(28)	(9.3)
Interest expense on borrowings	1,231	556	675	121.4
Dividend expense on mandatorily redeemable preferred stock	776	1,029	(253)	(24.6)
Amortization of deferred financing fees	248	273	(25)	(9.2)
Other expenses	547	637	(90)	(14.1)

Expenses, before credits from Adviser	7,309	6,449	860	13.3
Credit to base management fee—loan servicing fee	(1,186)	(983)	(203)	(20.7)
Credits to fees from Adviser—other	(841)	(699)	(142)	(20.3)

Total expenses, net of credits	5,282	4,767	515	10.8

NET INVESTMENT INCOME	5,577	5,207	370	7.1

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments and other	441	(3,448)	3,889	112.8
Net unrealized appreciation (depreciation) of investments	1,360	(1,055)	2,415	228.9
Net unrealized (appreciation) depreciation of other	(218)	212	(430)	(202.8)

Net gain (loss) from investments and other	1,583	(4,291)	5,874	136.9%

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,160	$916	$6,244	681.7%

Investment Income

Interest income increased by 23.6% for the three months ended December 31, 2017, as compared to the prior year. This increase was due primarily to an increase in the weighted average yield on and an increase in the weighted average principal balance of our interest bearing portfolio. The weighted average yield on our interest-bearing investments is based on the current stated interest rate on interest-bearing investments, which increased to 12.0% for the three months ended December 31, 2017, compared to 11.3% for the three months ended December 31, 2016, inclusive of any allowances on interest receivables made during those periods. The weighted average principal balance of our interest-bearing investment portfolio during the three months ended December 31, 2017, was $353.4 million, compared to $298.8 million for the prior year, an increase of $54.6 million, or 18.3%.

As of December 31, 2017, two portfolio companies, Sunshine Media Holdings (“Sunshine”) and Alloy Die Casting Co. were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $27.9 million, or 6.8% of the cost basis of all debt investments in our portfolio. As of December 31, 2016, one portfolio company, Sunshine, was partially on non-accrual status, with an aggregate debt cost basis of approximately $19.1 million, or 6.1% of the cost basis of all debt investments in our portfolio.

Other income decreased by 85.9% during the three months ended December 31, 2017, as compared to the prior year. This decrease was primarily due to a $1.5 million decrease in success fees recognized period over period. For the three months ended December 31, 2017, other income consisted primarily of prepayment fees received. For the three months ended December 31, 2016, other income consisted primarily of success fees recognized.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective periods:

	As of December 31, 2017		Three Months Ended December 31, 2017
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
NetFortris Corp.	$24,795	6.3%	$663	6.1%
IA Tech, LLC	23,690	6.0	722	6.7
TapRoot Partners, Inc.	22,220	5.7	649	6.0
Impact! Chemical Technologies, Inc.(A)	20,336	5.2	45	0.4
WadeCo Specialties, Inc.	20,005	5.1	500	4.6

Subtotal—five largest investments	111,046	28.3	2,579	23.8
Other portfolio companies	281,384	71.7	8,268	76.2

Total Investment Portfolio	$392,430	100.0%	$10,847	100.0%

(A)    New investment during applicable period.

	As of December 31, 2016		Three Months Ended December 31, 2016
Company	Fair Value	% of Portfolio	Investment Income	% of Total Income
IA Tech, LLC	$23,345	8.1%	$705	7.1%
WadeCo Specialties, Inc.	18,443	6.4	477	4.8
United Flexible, Inc.	18,196	6.3	568	5.7
Lignetics, Inc.	13,809	4.8	429	4.3
AG Transportation Holdings, LLC	13,130	4.6	440	4.4

Subtotal—five largest investments	86,923	30.2	2,619	26.3
Other portfolio companies	201,323	69.8	7,351	73.7

Total Investment Portfolio	$288,246	100.0%	$9,970	100.0%

Expenses

Expenses, net of credits from the Adviser, increased by 10.8% for the three months ended December 31, 2017 as compared to the prior year. This increase was primarily due to a $0.7 million increase in interest expense and a $0.2 million increase in our net base management and incentive fees to the Advisor, partially offset by a $0.3 million decrease in dividend expense on mandatorily redeemable preferred stock.

Interest expense increased by 121.4% during the three months ended December 31, 2017, as compared to the prior year, due to an increase in the weighted average balance outstanding on our Credit Facility. The weighted average balance outstanding during the three months ended December 31, 2017, was $98.2 million, as compared to $39.3 million in the prior year period, an increase of 149.9%. The effective interest rate on our Credit Facility, including unused commitment fees incurred but excluding the impact of deferred financing costs, was 5.0% during the three months ended December 31, 2017, compared to 5.7% during the prior year period. The decrease in effective interest rate was driven primarily by the decrease in unused commitment fees paid in the current year period due to the greater weighted average balance outstanding on our Credit Facility.

Net base management fee earned by the Adviser increased by $0.2 million, or 12.0%, during the three months ended December 31, 2017, as compared to the prior year period, resulting from an increase in total assets year over year.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of our distributions to common stockholders during the three months ended December 31, 2017 and 2016, which credits totaled $0.1 million and $37, respectively.

The base management, loan servicing and incentive fees, and associated non-contractual, unconditional and irrevocable credits, are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the accompanying Notes to Consolidated Financial Statements and are summarized in the following table:

	Three Months Ended December 31,
	2017	2016
Average total assets subject to base management fee(A)	$383,086	$315,000
Multiplied by prorated annual base management fee of 1.75%	0.4375%	0.4375%

Base management fee(B)	$1,676	$1,378
Portfolio company fee credit	(664)	(649)
Senior syndicated loan fee credit	(92)	(13)

Net Base Management Fee	$920	$716

Loan servicing fee(B)	1,186	983
Credit to base management fee—loan servicing fee(B)	(1,186)	(983)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	1,373	1,293
Incentive fee credit	(85)	(37)

Net Incentive Fee	$1,288	$1,256

Portfolio company fee credit	(664)	(649)
Senior syndicated loan fee credit	(92)	(13)
Incentive fee credit	(85)	(37)

Credits to Fees From Adviser—other(B)	$(841)	$(699)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statements of Operations.

Dividend expense on mandatorily redeemable preferred stock decreased by $0.3 million, or 24.6%, due to the redemption of all of our $61.0 million 6.75% Series 2021 Term Preferred Stock and the issuance of $51.8 million 6.00% Series 2024 Term Preferred Stock in September 2017.

Net Realized and Unrealized Gain (Loss)

Net Realized Gain (Loss) on Investments

For the three months ended December 31, 2017, we recorded a net realized gain on investments of $0.6 million, which resulted primarily from the sale of our investment in Flight Fit N Fun LLC in October 2017 for a $0.6 million realized gain.

For the three months ended December 31, 2016, we recorded a net realized loss on investments of $3.4 million, which resulted primarily from the sale of substantially all the assets of RBC Acquisition Corp (“RBC”) for a $2.3 million realized loss and the write-off of $5.0 million of our investment in Sunshine, partially offset by the sale of Behrens Manufacturing, LLC (“Behrens”) for a $2.5 million realized gain and a $1.3 million realized gain related to an additional earn-out from Funko, LLC, which was exited in the prior year.

Net Unrealized Appreciation (Depreciation) of Investments

During the three months ended December 31, 2017, we recorded net unrealized appreciation of investments in the aggregate amount of $1.4 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2017, were as follows:

	Three Months Ended December 31, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Francis Drilling Fluids, Ltd.	$—	$2,429	$—	$2,429
LWO Acquisitions Company LLC	—	1,012	—	1,012
Edge Adhesives Holdings, Inc.	—	482	—	482
NetFortris Corp.	—	430	—	430
WadeCo Specialties, Inc.	—	227	—	227
United Flexible, Inc.	—	186	—	186
Vision Government Solutions, Inc.	—	178	—	178
Canopy Safety Brands, LLC	—	147	—	147
TapRoot Partners, Inc.	—	110	—	110
Alloy Die Casting, Co.	—	86	—	86
Flight Fit N Fun LLC	582	—	(725)	(143)
Lignetics, Inc.	—	(206)	—	(206)
Defiance Integrated Technologies, Inc.	—	(212)	—	(212)
Targus Cayman HoldCo, Ltd.	—	(249)	—	(249)
Vacation Rental Pros	—	(252)	—	(252)
Meridian Rack & Pinion, Inc.	—	(303)	—	(303)
Sunshine Media Holdings	—	(318)	—	(318)
L Discovery	—	(555)	—	(555)
New Trident Holdcorp, Inc.	—	(1,221)	—	(1,221)
Other, net (<$250)	(8)	201	(87)	106

Total:	$574	$2,172	$(812)	$1,934

The primary driver of net unrealized appreciation for the three months ended December 31, 2017 was improvement in the financial and operational performance of certain portfolio companies, most notably Francis Drilling Fluids, Ltd. (“FDF”) of $2.4 million and LWO Acquisitions Company LLC of $1.0 million. This appreciation was partially offset by the decline in the financial and operational performance of New Trident Holdcorp, Inc. of $1.2 million.

During the three months ended December 31, 2016, we recorded net unrealized depreciation of investments in the aggregate amount of $1.1 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the three months ended December 31, 2016, were as follows:

	Three Months Ended December 31, 2016
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized (Appreciation) Depreciation	Net Gain (Loss)
Funko, LLC	$1,251	$53	$—	$1,304
Edge Adhesives Holdings, Inc.	—	666	—	666
Meridian Rack & Pinion, Inc.	—	605	—	605
Mikawaya	—	276	—	276
New Trident Holdcorp, Inc.	—	(281)	—	(281)
Sunshine Media Holdings	(5,000)	983	3,613	(404)
Vertellus Specialties Inc.	109	(574)	—	(465)
Behrens Manufacturing, LLC	2,505	—	(3,211)	(706)
Defiance Integrated Technologies, Inc.	—	(710)	—	(710)
Lignetics, Inc.	—	(1,011)	—	(1,011)
RBC Acquisition Corp.	(2,330)	—	1,119	(1,211)
Francis Drilling Fluids, Ltd.	—	(3,797)	—	(3,797)
Other, net (<$250)	17	1,148	66	1,231

Total:	$(3,448)	$(2,642)	$1,587	$(4,503)

The primary driver of net unrealized depreciation for the three months ended December 31, 2016 was a decline in the financial and operational performance of certain portfolio companies, most notably FDF of $3.8 million, Lignetics, Inc. of $1.0 million, the reversal of previously recorded depreciation on our investment in Sunshine upon partial write-off and the reversal of previously recorded unrealized appreciation on our investment in Behrens upon exit. This depreciation was partially offset by the reversal of previously recorded unrealized depreciation on RBC upon exit and an additional earn-out receivable earned and included in the realized gain on the sale of Funko, LLC.

Net Unrealized (Appreciation) Depreciation of Other

During the three months ended December 31, 2017, we recorded $0.2 million of unrealized appreciation on our Credit Facility at fair value. During the three months ended December 31, 2016, we recorded $0.2 million of unrealized depreciation on our Credit Facility at fair value.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management and administrative fees to the Adviser and Administrator, and for other operating expenses. Net cash used in operating activities for the three months ended December 31, 2017 was $36.9 million as compared to net cash provided by operating activities of $31.5 million for the three months ended December 31, 2016. The change was primarily due to an increase in purchases of investments and a decrease in principal repayments on investments and net proceeds from sale of investments period over period. Purchases of investments were $56.9 million during the three months ended December 31, 2017 compared to $19.8 million during the three months ended December 31, 2016. Repayments and net proceeds from sales were $19.8 million during the three months ended December 31, 2017 compared to $50.5 million during the three months ended December 31, 2016.

As of December 31, 2017, we had loans to, syndicated participations in or equity investments in 51 private companies, with an aggregate cost basis of approximately $450.1 million. As of December 31, 2016, we had loans to, syndicated participations in or equity investments in 44 private companies, with an aggregate cost basis of approximately $349.0 million.

The following table summarizes our total portfolio investment activity during the three months ended December 31, 2017 and 2016:

	Three Months Ended December 31,
	2017	2016
Beginning investment portfolio, at fair value	$352,373	$322,114
New investments	56,336	17,240
Disbursements to existing portfolio companies	602	2,807
Scheduled principal repayments on investments	(2,529)	(1,683)
Unscheduled principal repayments on investments	(16,040)	(40,551)
Net proceeds from sale of investments	(1,274)	(8,219)
Net unrealized appreciation (depreciation) of investments	2,172	(2,642)
Reversal of prior period (appreciation) depreciation of investments on realization	(812)	1,587
Net realized gain (loss) on investments or other	574	(3,448)
Increase in investments due to PIK(A)	983	1,095
Net change in premiums, discounts and amortization	45	(54)

Investment Portfolio, at Fair Value	$392,430	$288,246

(A)	Paid-in-kind (“PIK”) interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of December 31, 2017:

		Amount
For the remaining nine months ending September 30:	2018	$33,643
For the fiscal years ending September 30:	2019	53,920
	2020	82,103
	2021	81,813
	2022	45,022
	Thereafter	117,154

	Total contractual repayments	$413,655
	Adjustments to cost basis of debt investments	(5,750)
	Investments in equity securities	42,227

	Investments held as of December 31, 2017 at Cost:	$450,132

Financing Activities

Net cash provided by financing activities for the three months ended December 31, 2017 was $36.4 million, which consisted primarily of $37.5 million in net borrowings on our Credit Facility and $5.6 million in distributions to common stockholders, partially offset by $4.5 million in proceeds from the issuance of common stock, net of underwriting costs.

Net cash used in financing activities for the three months ended December 31, 2016 was $31.8 million, which consisted primarily of $43.1 million in net repayments on our Credit Facility and $5.2 million in distributions to common stockholders, partially offset by $16.4 million in proceeds from the issuance of common stock, net of underwriting costs.

Distributions and Dividends to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0% of our investment company taxable income. Additionally, our Credit Facility has a covenant that generally restricts the amount of distributions to stockholders that we can pay out to be no greater than our aggregate net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. In accordance with these requirements, we paid monthly cash distributions of $0.07 per common share for each month during the three months ended December 31, 2017 and 2016, which totaled an aggregate of $5.6 million and $5.2 million, respectively. In January 2018, our Board of Directors declared a monthly distribution of $0.07 per common share for each of January, February, and March 2018. Our Board of Directors declared these distributions to our stockholders based on our estimates of our investment company taxable income for the fiscal year ending September 30, 2018.

For the year ended September 30, 2017, our current and accumulated earnings and profits (after taking into account mandatorily redeemable preferred stock dividends) exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $0.3 million of the first common distributions paid in fiscal year 2018 as having been paid in the respective prior year.

The characterization of the common stockholder distributions declared and paid for the fiscal year ending September 30, 2018 will be determined at fiscal year-end based upon our investment company taxable income for the full fiscal year and distributions paid during the full fiscal year. Such a characterization made on a quarterly basis may not be representative of the actual full fiscal year characterization.

Preferred Stock Dividends

In October 2017, our Board of Directors declared a combined dividend for the pro-rated period from and including the issuance date, September 27, 2017, to and including September 30, 2017 and the full month of October 2017, which totaled $0.141667 per share, to the holders of our Series 2024 Term Preferred Stock and monthly cash dividends of $0.125 per share to holders of our Series 2024 Term Preferred Stock for each of November and December 2017. These distributions totaled an aggregate of $0.8 million. Our Board of Directors declared and we paid monthly cash dividends of $0.140625 per share to holders of our Series 2021 Term Preferred Stock for each month during the three months ended December 31, 2016, which totaled an aggregate of $1.0 million. In January 2018, our Board of Directors declared monthly cash dividends of $0.125 per share to holders of our Series 2024 Term Preferred Stock for each of January, February, and March 2018.

In accordance with GAAP, we treat these monthly dividends as an operating expense. For federal income tax purposes, the dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

Equity

Registration Statement

We filed Post-Effective Amendment No. 5 to our current universal shelf registration statement on Form N-2 (our “Registration Statement”) (File No. 333-208637) with the SEC on December 19, 2017, which was declared effective by the SEC on February 1, 2018. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. After accounting for securities sold under the Registration Statement and remaining securities reserved for sale under the Sales Agreement, as of December 31, 2017, we have the ability to issue up to $220.0 million in securities under the Registration Statement.

Common Stock

In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement remained unchanged. During the three months ended December 31, 2017, we sold 471,498 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.69 per share and raised $4.6 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $4.5 million. As of December 31, 2017, we had a remaining capacity to sell up to $37.9 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co. We did not sell any shares under the Sales Agreements during the three months ended December 31, 2016.

Pursuant to our prior registration statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share, which was below our then current NAV per share. In November 2015, the underwriters exercised their option to purchase an additional 300,000 shares. Gross proceeds totaled $19.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $18.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

Pursuant to our prior registration statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the timing or terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. To the extent that our common stock trades at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder and independent director approval or a rights offering to existing common stockholders. We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at our annual meeting of stockholders held on February 9, 2017. We are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2018 Annual Meeting of Stockholders to be held on February 8, 2018.

On February 2, 2018, the closing market price of our common stock was $9.09, a 7.2% premium to our December 31, 2017 NAV per share of $8.48.

Term Preferred Stock

Pursuant to our Registration Statement, in September 2017, we completed a public offering of approximately 2.1 million shares of our Series 2024 Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $51.8 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $49.8 million. We incurred approximately $1.9 million in total underwriting discounts and offering costs related to the issuance of the Series 2024 Term Preferred Stock, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period from issuance through September 30, 2024, the mandatory redemption date. The net proceeds plus borrowings under our Credit Facility were used to voluntarily redeem all 2.4 million outstanding shares of our then existing 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share. In connection with the voluntary redemption of our Series 2021 Term Preferred Stock, we incurred a loss on extinguishment of debt of $1.3 million, which has been reflected in Realized loss on other in our accompanying Consolidated Statement of Operations and which is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

The shares of our Series 2024 Term Preferred Stock are traded under the ticker symbol “GLADN” on the Nasdaq. Our Series 2024 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.00% per year, payable monthly (which equates in total to approximately $3.1 million per year). We are required to redeem all of the outstanding Series 2024 Term Preferred Stock on September 30, 2024 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2024 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. The asset coverage on our “senior securities that are stock” as of September 30, 2017 was 249.6%, calculated in accordance with Sections 18 and 61 of the 1940 Act.

We may also voluntarily redeem all or a portion of the Series 2024 Term Preferred Stock at our option at the Redemption Price at any time after September 30, 2019. If we fail to redeem our Series 2024 Term Preferred Stock pursuant to the mandatory redemption required on September 30, 2024, or in any other circumstance in which we are required to mandatorily redeem our Series 2024 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of December 31, 2017, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2024 Term Preferred Stock.

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Agreement with KeyBank, as administrative agent, lead arranger and a lender, which increased the commitment amount of our Credit Facility from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended other terms and conditions to among other items. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019. On June 19, 2015, we, through Business Loan, entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity on our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On October 9, 2015, August 18, 2016, and August 24, 2017, we entered into Amendments No. 1, 2 and 3 to our Credit Facility, respectively, each of which clarified or modified various constraints on available borrowings.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required. Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A. as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $224.1 million as of December 31, 2017, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of December 31, 2017, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $274.9 million, asset coverage on our “senior securities representing indebtedness” of 310.4% and an active status as a BDC and RIC. In addition, we had 35 obligors in our Credit Facility’s borrowing base as of December 31, 2017. As of December 31, 2017, we were in compliance with all of our Credit Facility covenants. Refer to Note 5—Borrowings of the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding our Credit Facility.

Off-Balance Sheet Arrangements

We generally recognize success fee income when the payment has been received. As of December 31, 2017 and September 30, 2017, we had off-balance sheet success fee receivables on our accruing debt investments of $5.6 million and $4.6 million (or approximately $0.21 per common share and $0.18 per common share), respectively, that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we generally have not recognized our success fee receivables and related income in our Consolidated Financial Statements until earned. Due to the contingent nature of our success fees, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

Contractual Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of December 31, 2017 and September 30, 2017 to be immaterial. The following table shows our contractual obligations as of December 31, 2017, at cost:

	Payments Due by Period
Contractual Obligations(A)	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years	Total
Credit Facility(B)	$—	$130,500	$—	$—	$130,500
Mandatorily Redeemable Preferred Stock	—	—	—	51,750	51,750
Interest expense on debt obligations(C)	7,258	11,506	6,210	3,105	28,079

Total	$7,258	$142,006	$6,210	$54,855	$210,329

(A)	Excludes our unused line of credit commitments, an unused delayed draw term loan and uncalled capital commitments to our portfolio companies in an aggregate amount of $24.3 million, at cost, as of December 31, 2017.
(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the current contractual revolver period end date to the revolving nature of the facility.
(C)	Includes estimated interest payments on our Credit Facility and dividend obligations on our Series 2024 Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and balances as of December 31, 2017. Dividend payments on our Series 2024 Term Preferred Stock assume quarterly dividend declarations and monthly dividend distributions through the date of mandatory redemption.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) as our most critical accounting policy, which is described in Note 2—Summary of Significant Accounting Policies in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus supplement. Additionally, refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding fair value measurements and our application of Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures.” We have also identified our revenue recognition policy as a critical accounting policy, which is described in Note 2—Summary of Significant Accounting Policies in the accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus supplement.

Investment Valuation

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated loans that have been rated by an SEC registered Nationally Recognized Statistical Rating Organization (“NRSRO”), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

The following table reflects risk ratings for all proprietary loans in our portfolio at December 31, 2017 and September 30, 2017, representing approximately 91.6% and 91.9% of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2017	As of September 30, 2017
Highest	9.0	9.0
Average	5.8	5.7
Weighted Average	6.0	5.8
Lowest	1.0	1.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at December 31, 2017 and September 30, 2017, representing approximately 7.3% and 6.9%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2017	As of September 30, 2017
Highest	6.0	6.0
Average	3.8	4.4
Weighted Average	4.2	4.6
Lowest	1.0	3.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO at December 31, 2017 and September 30, 2017, representing approximately 1.1% and 1.2%, respectively, of the principal balance of all debt investments in our portfolio at the end of each period:

Rating	As of December 31, 2017	As of September 30, 2017
Highest	3.0	3.0
Average	2.5	3.0
Weighted Average	2.3	3.0
Lowest	2.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes and also to limit certain federal excise taxes imposed on RICs. Refer to Note 9—Distributions to Common Stockholders in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for additional information regarding our tax status.

Recent Accounting Pronouncements

Refer to Note 2—Summary of Significant Accounting Policies in the notes to our accompanying Consolidated Financial Statements included elsewhere in this prospectus supplement for a description and our application of recent accounting pronouncements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

All of our variable-rate debt investments have rates generally associated with either the current LIBOR or prime rate. As of December 31, 2017, our portfolio of debt investments on a principal basis consisted of the following:

Variable rates	90.6%
Fixed rates	9.4

Total:	100.0%

There have been no material changes in the quantitative and qualitative market risk disclosures for the three months ended December 31, 2017 from that disclosed in “Management’s Discussion and Analysis of Financial condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” in the accompanying prospectus.

PLAN OF DISTRIBUTION

We have entered into the Sales Agreement with Cantor Fitzgerald, dated February 27, 2015, as amended on May 22, 2017, pursuant to which we may issue and sell shares of our common stock, par value $0.001 per share, from time to time through Cantor Fitzgerald acting as agent, that have an aggregate offering price of up to $50.0 million. As of the date of this prospectus supplement, we have sold 1,114,316 shares of our common stock with an aggregate offering price of $10.9 million under the Sales Agreement and have sold 131,462 shares with an aggregate offering price of $1.2 million under a separate equity distribution agreement which was previously terminated, leaving an aggregate offering price of up to $37.9 million available under the Sales Agreement as of the date of this prospectus supplement.

Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, Cantor Fitzgerald will use its commercially reasonable efforts consistent with its sales and trading practices to sell by any method permitted by law deemed to be part of an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, by means of ordinary brokers’ transactions that qualify for delivery of a prospectus to Nasdaq in accordance with Rule 153 under the Securities Act or such other sales as may be agreed by us and Cantor Fitzgerald, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. We will instruct Cantor Fitzgerald as to the amount of common stock to be sold. We may instruct Cantor Fitzgerald not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. We or Cantor Fitzgerald may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

Cantor Fitzgerald will provide written confirmation of a sale to us no later than the opening of the trading day on Nasdaq following each trading day in which shares of our common stock are sold under the Sales Agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to Cantor Fitzgerald in connection with the sales.

Cantor Fitzgerald will receive from us a commission to be negotiated from time to time but in no event in excess of 2.0% of the gross sales price of all shares of common stock sold through it as sales agent under the Sales Agreement. We estimate that the total expenses for the offering, excluding compensation payable to Cantor Fitzgerald under the terms of the Sales Agreement, will be approximately $160,000, assuming the sale of the remaining $37.9 million of common stock offered under this prospectus supplement which includes our legal, accounting and printing costs and various other fees associated with the offering.

Settlement for sales of shares of common stock will occur on the second trading day following the date on which such sales are made, or on some other date that is agreed upon by the Company and Cantor Fitzgerald in connection with a particular transaction, in each case in accordance with applicable rules and regulations, in return for payment of the net proceeds to the Company. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the common stock on our behalf, Cantor Fitzgerald will be deemed to be an “underwriter” within the meaning of the Securities Act, and the compensation of Cantor Fitzgerald will be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to Cantor Fitzgerald against certain civil liabilities, including liabilities under the Securities Act and the 1940 Act.

The offering of our shares of common stock pursuant to the Sales Agreement will terminate upon the earlier of (i) the sale of all common stock subject to the Sales Agreement or (ii) the termination of the Sales Agreement in accordance with its terms. The Sales Agreement may be terminated by us in our sole discretion under the circumstances specified in the Sales Agreement by giving five days’ notice to Cantor Fitzgerald. In addition, Cantor Fitzgerald may terminate the Sales Agreement under the circumstances specified in such Sales Agreement by giving five days’ notice to us.

Cantor Fitzgerald and its affiliates may in the future provide various investment banking, commercial banking and other financial services for us and our affiliates, for which services they may in the future receive customary fees. In addition, in the ordinary course of their business activities, Cantor Fitzgerald and its affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers.

The principal business address of Cantor Fitzgerald & Co. is 499 Park Avenue, New York, New York 10022.

ADDITIONAL MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

This discussion serves as a supplement to the discussion in the accompanying prospectus under the heading “Material U.S. Federal Income Tax Considerations.”

On December 22, 2017, President Trump signed into law the Tax Act. The Tax Act makes significant changes to U.S. federal income tax laws applicable to businesses and their owners, including RICs and their stockholders, and may lessen the relative competitive advantage of operating as a RIC rather than a C corporation.

Certain key provisions of the Tax Act that could impact us and our stockholders, beginning in 2018, include:

•	temporarily reducing individual U.S. federal income tax rates on ordinary income; the highest individual U.S. federal income tax rate will be reduced from 39.6% to 37% (through taxable year ending in 2025);

•	reducing the maximum corporate income tax rate from 35% to 21%;

•	reducing the 80% dividends received deduction to 65% and the 70% dividends received deduction to 50%;

•	permitting a deduction for certain pass-through business income, which generally will allow individuals, trusts, and estates to deduct up to 20% of such amounts, resulting in an effective maximum U.S. federal income tax rate of 29.6% on such dividends (through taxable years ending in 2025);

•	requiring that, subject to exceptions, income be included in taxable income no later than the tax year in which it is taken into account as income on specified types of financial statements;

•	amending the limitation on the deduction of net interest expense for all businesses, other than certain electing businesses; and

•	eliminating the corporate alternative minimum tax.

Prospective stockholders should consult with their own tax advisors regarding the effects of the Tax Act or other legislative, regulatory or administrative developments on an investment in our common stock.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND PAYING AGENT

The custodian of our assets is The Bank of New York Mellon Corp. The custodian’s address is: 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly owned subsidiary, Gladstone Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to the Credit Facility with KeyBank and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 935, Pittsburgh, PA 15262. Computershare acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, Massachusetts 02021, telephone number 781-575-2000. Computershare also maintains an internet website at www.computershare.com.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Certain matters of Maryland law, including the validity of the common stock to be issued in connection with this offering, will be passed upon for us by Venable LLP, Baltimore, Maryland. Cantor Fitzgerald & Co. is being represented in connection with this offering by Cooley LLP, New York, New York. Bass, Berry & Sims PLC and Cooley LLP may rely as to certain matters of Maryland law upon the opinion of Venable LLP.

EXPERTS

The financial statements as of September 30, 2017 and September 30, 2016 and for each of the three years in the period ended September 30, 2017 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) as of September 30, 2017 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are required to file reports, proxy statements and other information with the SEC. These documents may be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

This prospectus supplement and the accompanying prospectus do not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus supplement and in the accompanying prospectus about the contents of any contract or other document are not necessarily complete and, in each instance, reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Company may be found in our registration statement on Form N-2 (including the related amendments, exhibits and schedules thereto) filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our registration statement, other documents incorporated by reference in the registration statement and other information that we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

INDEX TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

S-F-1

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	December 31, 2017	September 30, 2017
ASSETS
Investments, at fair value:
Non-Control/Non-Affiliate investments (Cost of $357,481 and $318,952, respectively)	$330,297	$290,860
Affiliate investments (Cost of $50,036 and $49,868, respectively)	43,856	42,648
Control investments (Cost of $42,615 and $42,615 respectively)	18,277	18,865
Cash and cash equivalents	4,503	5,012
Restricted cash and cash equivalents	228	258
Interest receivable, net	2,167	1,699
Due from custodian	7,418	3,086
Deferred financing fees	668	853
Other assets, net	2,308	2,579

TOTAL ASSETS	$409,722	$365,860

LIABILITIES
Borrowings, at fair value (Cost of $130,500 and $93,000, respectively)	$130,833	$93,115
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 5,440,000 and 5,440,000 shares authorized, respectively, and 2,070,000 and 2,070,000 shares issued and outstanding, respectively	49,870	49,849
Accounts payable and accrued expenses	511	522
Interest payable	330	264
Fees due to Adviser(A)	1,291	1,292
Fee due to Administrator(A)	272	244
Other liabilities	898	924

TOTAL LIABILITIES	$184,005	$146,210

Commitments and contingencies(B)
NET ASSETS
Common stock, $0.001 par value, 44,560,000 and 44,560,000 shares authorized, respectively, and 26,632,182 and 26,160,684 shares issued and outstanding, respectively	$27	$26
Capital in excess of par value	352,540	348,248
Cumulative net unrealized depreciation of investments	(57,702)	(59,062)
Cumulative net unrealized depreciation of other	(333)	(115)
Over distributed net investment income	(207)	(139)
Accumulated net realized losses	(68,608)	(69,308)

TOTAL NET ASSETS	$225,717	$219,650

NET ASSET VALUE PER COMMON SHARE	$8.48	$8.40

(A)	Refer to Note 4—Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.
(B)	Refer to Note 10—Commitments and Contingencies in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-2

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

(UNAUDITED)

	Three Months Ended December 31,
	2017	2016
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$7,684	$5,809
Affiliate investments	1,111	1,162
Control investments	687	445
Cash and cash equivalents	12	2

Total interest income (excluding PIK interest income)	9,494	7,418
PIK interest income
Non-Control/Non-Affiliate investments	1,106	997
Affiliate investments	70	218

Total PIK interest income	1,176	1,215
Total interest income	10,670	8,633
Success fee income
Non-Control/Non-Affiliate investments	—	391
Affiliate investments	—	1,142

Total success fee income	—	1,533
Other income	189	(192)

Total investment income	10,859	9,974

EXPENSES
Base management fee(A)	1,676	1,378
Loan servicing fee(A)	1,186	983
Incentive fee(A)	1,373	1,293
Administration fee(A)	272	300
Interest expense on borrowings	1,231	556
Dividend expense on mandatorily redeemable preferred stock	776	1,029
Amortization of deferred financing fees	248	273
Professional fees	255	236
Other general and administrative expenses	292	401

Expenses, before credits from Adviser	7,309	6,449
Credit to base management fee—loan servicing fee(A)	(1,186)	(983)
Credit to fees from Adviser—other(A)	(841)	(699)

Total expenses, net of credits	5,282	4,767

NET INVESTMENT INCOME	5,577	5,207

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	602	3,882
Affiliate investments	—	(2,330)
Control investments	(28)	(5,000)
Other	(133)	—

Total net realized gain (loss)	441	(3,448)
Net unrealized appreciation (depreciation):
Non-Control/Non-Affiliate investments	908	(5,867)
Affiliate investments	1,040	706
Control investments	(588)	4,106
Other	(218)	212

Total net unrealized appreciation (depreciation)	1,142	(843)

Net realized and unrealized gain (loss)	1,583	(4,291)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,160	$916

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.21	$0.21

Net increase in net assets resulting from operations	$0.27	$0.04

Distributions declared and paid per common share	$0.21	$0.21

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic and Diluted	26,522,788	24,778,970

(A)	Refer to Note 4—Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-3

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended December 31,
	2017	2016
OPERATIONS
Net investment income	$5,577	$5,207
Net realized gain (loss) on investments	574	(3,448)
Realized loss on other	(133)	—
Net unrealized appreciation (depreciation) of investments	1,360	(1,055)
Net unrealized (depreciation) appreciation of other	(218)	212

Net increase in net assets resulting from operations	7,160	916

DISTRIBUTIONS
Distributions to common stockholders from net investment income	(5,577)	(5,207)

Net decrease in net assets from distributions	(5,577)	(5,207)

CAPITAL TRANSACTIONS
Issuance of common stock	4,567	17,344
Discounts, commissions and offering costs for issuance of common stock	(83)	(875)

Net increase in net assets resulting from capital transactions	4,484	16,469

NET INCREASE IN NET ASSETS	6,067	12,178
NET ASSETS, BEGINNING OF PERIOD	219,650	201,207

NET ASSETS, END OF PERIOD	$225,717	$213,385

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-4

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Three Months Ended December 31,
	2017	2016
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,160	$916
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(56,938)	(20,047)
Principal repayments on investments	18,569	42,234
Net proceeds from sale of investments	1,274	8,219
Increase in investments due to paid-in-kind interest or other	(983)	(1,095)
Net change in premiums, discounts and amortization	(45)	54
Net realized (gain) loss on investments	(574)	3,448
Net unrealized (appreciation) depreciation of investments	(1,360)	1,055
Net unrealized appreciation (depreciation) of other	218	(213)
Changes in assets and liabilities:
Decrease in restricted cash and cash equivalents	30	355
Amortization of deferred financing fees	248	273
(Increase) decrease in interest receivable, net	(468)	380
Increase in due from custodian	(4,332)	(779)
Decrease (increase) in other assets, net	256	(3,495)
Decrease in accounts payable and accrued expenses	(11)	(405)
Increase (decrease) in interest payable	66	(91)
Decrease in fees due to Adviser(A)	(1)	(11)
Increase in fee due to Administrator(A)	28	18
(Decrease) increase in other liabilities	(26)	650

Net cash (used in) provided by operating activities	(36,889)	31,466

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	61,100	24,200
Repayments on borrowings	(23,600)	(67,300)
Deferred financing fees	(42)	—
Proceeds from issuance of common stock	4,567	17,344
Discounts, commissions and offering costs for issuance of common stock	(68)	(875)
Distributions paid to common stockholders	(5,577)	(5,207)

Net cash provided by (used in) financing activities	36,380	(31,838)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(509)	(372)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	5,012	6,152

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,503	$5,780

(A)	Refer to Note 4—Related Party Transactions in the accompanying Notes to Consolidated Financial Statements for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-5

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

(UNAUDITED)

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—146.3%
Secured First Lien Debt—74.8%
Automobile—1.5%
Meridian Rack & Pinion, Inc. (S)—Term Debt (L + 11.5%, 13.5% Cash, Due 12/2018) (C)	$4,140	$4,140	$3,312

Beverage, Food, and Tobacco—3.0%
Triple H Food Processors, LLC - Line of Credit, $1,500 available (L + 6.8%, 8.3% Cash, Due 8/2018)(C)	—	—	—
Triple H Food Processors, LLC—Term Debt (L + 8.3%, 9.8% Cash, Due 8/2020)(C)	6,600	6,600	6,666

		6,600	6,666
Buildings and Real Estate—0.9%
GFRC Holdings, LLC—Line of Credit, $165 available (L + 8.0%, 9.6% Cash, Due 9/2018)(E)	1,035	1,035	1,035
GFRC Holdings, LLC—Term Debt (L + 8.0%, 9.6% Cash, Due 9/2018)(E)	1,000	1,000	1,000

		2,035	2,035
Diversified/Conglomerate Service—19.7%
IA Tech, LLC—Term Debt (L + 11.0%, 12.6% Cash, Due 6/2021)(C)	23,000	23,000	23,690
Travel Sentry, Inc.—Term Debt (L + 8.0%, 9.7% Cash, Due 12/2021)(C)(U)	8,902	8,902	9,192
Vision Government Solutions, Inc.—Line of Credit, $0 available (L + 8.8%, 10.3% Cash, Due 1/2019)(C)	1,450	1,450	1,431
Vision Government Solutions, Inc.—Delayed Draw Term Loan, $900 available (10.0% Cash, Due 1/2019)(C)(F)	1,600	1,600	1,511
Vision Government Solutions, Inc.—Term Debt (L + 8.8%, 10.3% Cash, Due 1/2019)(C)	9,000	9,000	8,531

		43,952	44,355
Healthcare, education, and childcare—8.7%
EL Academies, Inc.—Line of Credit, $2,000 available (L + 8.8%, 10.3% Cash, Due 8/2020)(C)	—	—	—
EL Academies, Inc.—Delayed Draw Term Loan, $10,000 available (L + 8.8%, 10.3% Cash, Due 8/2022)(C)	—	—	—
EL Academies, Inc.—Term Debt (L + 8.8%, 10.3% Cash, Due 8/2022)(C)	12,000	12,000	12,030
TWS Acquisition Corporation—Term Debt (L + 8.0%, 9.6% Cash, Due 7/2020)(C)	7,353	7,353	7,537

		19,353	19,567
Machinery—3.0%
Arc Drilling Holdings LLC—Line of Credit, $1,000 available (L + 8.0%, 9.6% Cash, Due 11/2020)(I)	—	—	—
Arc Drilling Holdings LLC—Term Debt (L + 9.5%, 11.1% Cash, Due 11/2022)(I)	5,880	5,880	5,880
Precision International, LLC—Term Debt (10.0% PIK, Due 9/2021)(C)(F)	830	830	822

		6,710	6,702
Oil and Gas—16.9%
Impact! Chemical Technologies, Inc.—Line of Credit, $2,164 available (L + 8.8%, 10.3% Cash, Due 12/2020)(I)	336	336	336
Impact! Chemical Technologies, Inc.—Term Debt (L + 8.8%, 10.8% Cash, Due 12/2020)(I)	20,000	20,000	20,000
WadeCo Specialties, Inc.—Line of Credit, $2,425 available (L + 7.0%, 8.6% Cash, Due 4/2018)(C)	575	575	580
WadeCo Specialties, Inc.—Term Debt (L + 7.0% 8.6% Cash, Due 3/2019)(C)	10,191	10,191	10,292
WadeCo Specialties, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 3/2019)(C)	7,000	7,000	7,035

		38,102	38,243
Personal and Non-Durable Consumer Products (Manufacturing Only)—2.8%
Canopy Safety Brands, LLC—Line of Credit, $500 available (L + 6.5%, 8.1% Cash, Due 9/2019)(C)	—	—	—
Canopy Safety Brands, LLC—Term Debt (L + 9.5%, 11.1% Cash, Due 9/2021)(C)	6,500	6,500	6,598

		6,500	6,598

S-F-6

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—146.3% (Continued)
Printing and Publishing—0.0%
Chinese Yellow Pages Company—Line of Credit, $0 available (PRIME + 4.0%, 8.5% Cash, Due 2/2015)(E)(V)	107	107	—

Telecommunications—18.3%
Applied Voice & Speech Technologies, Inc.—Term Debt (L + 9.3%, 10.8% Cash, Due 10/2022)(I)	11,000	11,000	11,000
B+T Group Acquisition Inc.(S)—Term Debt (L + 11.0%, 13.0% Cash, Due 12/2019)(C)	6,000	6,000	5,978
NetFortris Corp.—Term Debt (L + 8.4%, 10.0% Cash, Due 2/2021)(C)	24,000	24,000	24,420

		41,000	41,398

Total Secured First Lien Debt		$168,499	$168,876

Secured Second Lien Debt—65.1%
Automobile—2.2%
Sea Link International IRB, Inc.—Term Debt (11.3% Cash, Due 3/2023)(C)(F)	$5,000	$4,976	$5,031

Beverage, Food, and Tobacco—3.0%
The Mochi Ice Cream Company—Term Debt (L + 10.5%, 12.1% Cash, Due 1/2021)(C)	6,750	6,750	6,826

Cargo Transportation—5.9%
AG Transportation Holdings, LLC.—Term Debt (L + 10.0%, 13.3% Cash, Due 3/2020)(C)	13,000	13,000	13,098

Chemicals, Plastics, and Rubber—0.4%
Vertellus Holdings LLC—Term Debt (L + 12.0%, 13.6% Cash, Due 10/2021)(C)	1,099	1,099	922

Diversified/Conglomerate Manufacturing—9.6%
Alloy Die Casting Co.(S)—Term Debt (L + 11.5%, 13.5% Cash, Due 4/2021)(C)(H)	5,235	5,235	3,350
Alloy Die Casting Co.(S)—Term Debt (L + 11.5%, 13.5% Cash, Due 4/2021)(C)(H)	75	75	48
Alloy Die Casting Co.(S)—Term Debt (Due 4/2021)(C)(P)	390	390	252
United Flexible, Inc.—Term Debt (L + 9.5%, 11.1% Cash, 2.0% PIK, Due 2/2022)(C)	18,085	18,005	18,107

		23,705	21,757
Diversified/Conglomerate Service—20.5%
DigiCert Holdings, Inc.—Term Debt (L + 8.0%, 9.6% Cash, Due 10/2025)(D)	5,000	4,975	5,013
Gray Matter Systems, LLC—Delayed Draw Term Loan, $2,000 available (12.0% Cash, Due 11/2023)(F)(I)	—	—	—
Gray Matter Systems, LLC—Term Debt (12.0% Cash, Due 11/2023)(F)(I)	7,500	7,500	7,500
Keystone Acquisition Corp.—Term Debt (L + 9.3%, 10.9% Cash, Due 5/2025)(D)(U)	4,000	3,924	3,980
LDiscovery, LLC—Term Debt (L + 10.0%, 11.6% Cash, Due 12/2023)(D)	5,000	4,820	4,000
Red Ventures, LLC—Term Debt (L + 8.0%, 9.6% Cash, Due 11/2025)(D)	3,625	3,566	3,625
TapRoot Partners, Inc.—Term Debt (L + 10.3%, 11.8% Cash, Due 10/2022)(C)	22,000	22,000	22,220

		46,785	46,338
Healthcare, education, and childcare—8.0%
Medical Solutions Holdings, Inc.—Term Debt (L + 8.3%, 9.8% Cash, Due 12/2023)(D)	3,000	2,957	2,970
Merlin International, Inc.—Term Debt (L + 10.0%, 11.6% Cash, Due 8/2022)(C)	10,000	10,000	10,225
NetSmart Technologies, Inc.—Term Debt (L + 9.5%, 11.1% Cash, Due 10/2023)(D)	3,660	3,610	3,660
New Trident Holdcorp, Inc.—Term Debt (L + 10.0%, 11.7% PIK, Due 7/2020)(D)(U)	4,000	4,000	1,191

		20,567	18,046
Home and Office Furnishings, Housewares and Durable Consumer Products—4.5%
Belnick, Inc.—Term Debt (11.0% Cash, Due 8/2023)(C)(F)	10,000	10,000	10,150

Hotels, Motels, Inns, and Gaming—3.2%
Vacation Rental Pros Property Management, LLC—Term Debt (L + 10.0%, 11.6% Cash, 3.0% PIK, Due 6/2023)(C)	7,199	7,199	6,938

Oil and Gas—7.0%
Francis Drilling Fluids, Ltd.—Term Debt (L + 10.4%, 11.9% PIK, Due 4/2020)(C)	17,245	17,128	10,766
Francis Drilling Fluids, Ltd.—Term Debt (L + 9.3%, 10.8% PIK, Due 4/2020)(C)	7,945	7,891	4,954

		25,019	15,720
Telecommunications—0.4%
Neustar, Inc.—Term Debt (L + 8.0%, 9.6% Cash, Due 8/2025)(D)	1,000	1,000	1,008

Textiles and Leather—0.4%
ABG Intermediate Holdings 2 LLC—Term Debt (L + 7.8%, 9.4% Cash, Due 9/2025)(D)(U)	1,000	1,000	1,010

Total Secured Second Lien Debt		$161,100	$146,844

S-F-7

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—146.3% (Continued)
Unsecured Debt—1.5%
Healthcare, education, and childcare—1.5%
Edmentum Ultimate Holdings, LLC—Term Debt (10.0% PIK, Due 6/2020)(C)(F)	$3,352	$3,352	$3,356
Preferred Equity—1.9%
Automobile—0.1%
Meridian Rack & Pinion, Inc. (S)—Preferred Stock(E)(G)	1,449	$1,449	$161

Buildings and Real Estate—0.3%
GFRC Holdings, LLC—Preferred Stock(E)(G)	1,000	1,025	674

Diversified/Conglomerate Manufacturing—0.3%
Alloy Die Casting, Co.(S)—Preferred Stock(E)(G)	2,192	2,192	—
United Flexible, Inc.—Preferred Stock(E)(G)	538	538	631

		2,730	631
Diversified/Conglomerate Service—0.2%
Frontier Financial Group Inc.—Preferred Stock(E)(G)	766	500	500
Frontier Financial Group Inc.—Preferred Stock Warrant(E)(G)	168	—	—

		500	500
Oil and Gas—0.8%
Francis Drilling Fluids, Ltd.—Preferred Equity Units(E)(G)	1,656	1,215	—
WadeCo. Specialties, Inc.—Preferred Stock(E)(G)	1,000	618	2,098

		1,833	2,098
Telecommunications—0.2%
B+T Group Acquisition, Inc.(S)—Preferred Stock(E)(G)(J)	5,503	1,799	—
NetFortris Corp.—Preferred Stock(E)(G)	1,250,000	125	375

		1,924	375

Total Preferred Equity		$9,461	$4,439

Common Equity—3.0%
Aerospace and Defense—0.3%
FedCap Partners, LLC—Class A Membership Units ($0 Uncalled Commitment)(G)(K)(R)	80	$1,634	$751

Automobile—0.2%
Sea Link International IRB, Inc.—Common Equity Units(E)(G)	494,902	495	378

Beverage, Food, and Tobacco—0.2%
The Mochi Ice Cream Company—Common Stock(E)(G)	450	450	—
Triple H Food Processors, LLC—Common Stock(E)(G)	250,000	250	442

		700	442
Buildings and Real Estate—0.0%
GFRC Holdings, LLC—Common Stock Warrants(E)(G)	45.0%	—	—

Cargo Transportation—0.0%
AG Transportation Holdings, LLC—Member Profit Participation(E)(G)	18.0%	1,000	—
AG Transportation Holdings, LLC—Profit Participation Warrants(E)(G)	12.0%	244	—

		1,244	—
Chemicals, Plastics, and Rubber—0.2%
Vertellus Holdings LLC—Common Stock Units(E)(G)	879,121	3,017	527

Diversified/Conglomerate Manufacturing—0.0%
Alloy Die Casting, Co.(S)—Common Stock(E)(G)	270	18	—
United Flexible, Inc.—Common Stock(E)(G)	1,158	148	—

		166	—
Healthcare, education, and childcare—1.1%
Edmentum Ultimate Holdings, LLC—Common Stock(E)(G)	21,429	2,636	—
EL Academies, Inc.—Common Stock(E)(G)	500	500	432
Leeds Novamark Capital I, L.P.—Limited Partnership Interest ($986 uncalled capital commitment)(G)(L)(R)	3.5%	2,010	2,098

		5,146	2,530
Machinery—0.7%
Arc Drilling Holdings LLC—Common Stock(I)(G)	16.7%	1,500	1,500
Precision International, LLC—Membership Unit Warrant(E)(G)	33.3%	—	41

		1,500	1,541

S-F-8

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—146.3% (Continued)
Oil and Gas—0.1%
Francis Drilling Fluids, Ltd.—Common Equity Units(E)(G)	1,656	1	—
W3, Co.—Common Equity(D)(G)	435	499	131

		500	131
Personal and Non-Durable Consumer Products (Manufacturing Only)—0.2%
Canopy Safety Brands, LLC—Participation Warrant(E)(G)	1	500	325
Funko Acquisition Holdings, LLC(S)—Common Units(G)(T)	67,873	166	157

		666	482
Telecommunications—0.0%
NetFortris Corp.—Common Stock Warrant(E)(G)	1	1	—

Total Common Equity		$15,069	$6,782

Total Non-Control/Non-Affiliate Investments		$357,481	$330,297

AFFILIATE INVESTMENTS(N)—19.4%
Secured First Lien Debt—8.9%
Diversified/Conglomerate Manufacturing—8.9%
Edge Adhesives Holdings, Inc. (S)—Term Debt (L + 10.5%, 12.5% Cash, Due 2/2019)(C)	$6,200	$6,200	$5,781
Edge Adhesives Holdings, Inc. (S)—Term Debt (L + 11.8%, 13.8% Cash, Due 2/2019)(C)	1,600	1,600	1,500
LWO Acquisitions Company LLC—Line of Credit, $0 available (L + 5.5%. 7.1% Cash, 2.0% PIK, Due 12/2019)(C)	2,762	2,761	2,555
LWO Acquisitions Company LLC—Term Debt (L + 8.5%, 10.1% Cash, 2.0% PIK, Due 12/2019)(C)	10,998	10,979	10,173

		21,540	20,009

Total Secured First Lien Debt		$21,540	$20,009

Secured Second Lien Debt—7.4%
Diversified Natural Resources, Precious Metals and Minerals—7.4%
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	$6,000	$6,000	$5,820
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	8,000	8,000	7,760
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 11/2022)(C)	3,300	3,300	3,201

		17,300	16,781

Total Secured Second Lien Debt		$17,300	$16,781

Unsecured Debt—0.0%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquisitions Company LLC—Term Debt (Due 12/2019)(C)(P)	$95	$95	$88
Preferred Equity—0.5%
Diversified/Conglomerate Manufacturing—0.2%
Edge Adhesives Holdings, Inc. (S)—Preferred Stock(E)(G)	2,516	$2,516	$385

Diversified Natural Resources, Precious Metals and Minerals—0.3%
Lignetics, Inc.—Preferred Stock(E)(G)	40,000	800	837

Total Preferred Equity		$3,316	$1,222

Common Equity—2.6%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquisitions Company LLC—Common Units(E)(G)	921,000	$921	$—

Diversified Natural Resources, Precious Metals and Minerals—0.5%
Lignetics, Inc.—Common Stock(E)(G)	152,603	1,855	1,126

Textiles and Leather—2.1%
Targus Cayman HoldCo, Ltd.—Common Stock(E)(G)	3,076,414	5,009	4,630

Total Common Equity		$7,785	$5,756

Total Affiliate Investments		$50,036	$43,856

S-F-9

Company and Investment(A)(B)(W)(Y)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
CONTROL INVESTMENTS(O)—8.2%
Secured First Lien Debt—3.3%
Machinery—1.8%
PIC 360, LLC—Term Debt (14.0%, Due 12/2017)(E)(F)	$4,000	$4,000	$4,000

Printing and Publishing—1.5%
Sunshine Media Holdings—Line of Credit, $672 available (8.0% Cash, Due 5/2018)(E)(F)	1,328	1,328	1,328
Sunshine Media Holdings—Term Debt (8.0% Cash, Due 5/2018)(E)(F)(H)	5,000	3,525	585
Sunshine Media Holdings—Term Debt (L + 3.8%, 5.3% Cash, Due 5/2018)(E)(H)	11,948	8,401	1,397
Sunshine Media Holdings—Term Debt (L + 4.0%, 5.6% Cash, Due 5/2018)(E)(H)	10,700	10,700	—

		23,954	3,310

Total Secured First Lien Debt		$27,954	$7,310

Secured Second Lien Debt—3.6%
Automobile—3.6%
Defiance Integrated Technologies, Inc.—Term Debt (L + 9.5%, 11.1% Cash, Due 8/2023)(E)	$8,065	$8,065	$8,065
Preferred Equity—0.0%
Printing and Publishing—0.0%
Sunshine Media Holdings—Preferred Stock(E)(G)(J)	15,270	$5,275	$—
Common Equity—1.3%
Automobile—1.2%
Defiance Integrated Technologies, Inc.—Common Stock(E)(G)	33,321	$580	$2,643

Machinery—0.1%
PIC 360, LLC—Common Equity Units(E)(G)	1	1	259

Printing and Publishing—0.0%
Sunshine Media Holdings—Common Stock(E)(G)	1,867	740	—
Sunshine Media Holdings—Common Stock Warrants(E)(G)	72	—	—

		740	—

Total Common Equity		$1,321	$2,902

Total Control Investments		$42,615	$18,277

TOTAL INVESTMENTS—173.9%		$450,132	$392,430

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $348.9 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5—Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of December 31, 2017, our investments in FedCap Partners, LLC (“FedCap”), Leeds Novamark Capital I, L.P. (“Leeds”), and Funko Acquisition Holdings, LLC (“Funko”) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.8% of total investments, at fair value, as of December 31, 2017.
(B)	Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR” or “L”), which was 1.56% as of December 31, 2017. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rate. Certain securities are subject to an interest rate floor. The cash interest rate is the greater of the floor or LIBOR plus a spread. Due dates represent the contractual maturity date.
(C)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(D)	Fair value was based on the indicative bid price on or near December 31, 2017, offered by the respective syndication agent’s trading desk.
(E)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(F)	Debt security has a fixed interest rate.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New investment valued at cost, as it was determined that the price paid during the quarter ended December 31, 2017 best represents fair value as of December 31, 2017.
(J)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.

S-F-10

(K)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(M)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(P)	Debt security does not have a stated interest rate that is payable thereon.
(Q)	Reserved.
(R)	Fair value was based on net asset value provided by the fund as a practical expedient.
(S)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(T)	Our investment in Funko was valued using Level 2 inputs within the ASC 820 fair value hierarchy. Our common units in Funko are convertible to class A common stock in Funko, Inc. upon the expiration of a lock-up agreement and meeting other requirements. Fair value was based on the closing market price of shares of Funko, Inc. as of the reporting date, less a discount for lack of marketability. Funko, Inc. is traded on the Nasdaq Stock Market under the trading symbol “FNKO.” Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(U)	The cash interest rate on this investment was indexed to 90-day LIBOR, which was 1.69% as of December 31, 2017.
(V)	The cash interest rate on this investment was indexed to the U.S. Prime Rate (“PRIME”), which was 4.50% as of December 31, 2017.
(W)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(X)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(Y)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of December 31, 2017.
(Z)	Investment formerly known as HB Capital Resources, Ltd.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

S-F-11

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4%
Secured First Lien Debt—67.2%
Automobile—1.7%
Meridian Rack & Pinion, Inc.(S)—Term Debt (L + 11.5% 13.5% Cash, Due 12/2018)(C)	$4,140	$4,140	$3,643

Beverage, Food, and Tobacco—3.2%
Triple H Food Processors, LLC—Line of Credit, $1,500 available (L + 6.8%, 8.0% Cash, Due 8/2018)(C)	—	—	—
Triple H Food Processors, LLC—Term Debt (L + 8.3%, 9.5% Cash, Due 8/2020)(C)	6,800	6,800	6,928

		6,800	6,928

Buildings and Real Estate—1.0%
GFRC Holdings, LLC—Line of Credit, $20 available (L + 8.0%, 9.2% Cash, Due 9/2018)(E)	1,180	1,180	1,180
GFRC Holdings, LLC—Term Debt (L + 8.0%, 9.2% Cash, Due 9/2018)(E)	1,000	1,000	1,000

		2,180	2,180

Diversified/Conglomerate Service—20.1%
IA Tech, LLC—Term Debt (L + 11.0%, 12.2% Cash, Due 6/2021)(C)	23,000	23,000	23,633
Travel Sentry, Inc.—Term Debt (L + 9.0%, 10.3% Cash, Due 12/2021)(C)(U)	8,902	8,902	9,170
Vision Government Solutions, Inc.—Line of Credit, $0 available (L + 8.8%, 10.0% Cash, Due 1/2019)(C)	1,450	1,450	1,420
Vision Government Solutions, Inc.—Delayed Draw Term Loan, $900 available (10.0% Cash, Due 1/2019)(C)(F)	1,600	1,600	1,485
Vision Government Solutions, Inc.—Term Debt (L + 8.8%, 10.0% Cash, Due 1/2019)(C)	9,000	9,000	8,390

		43,952	44,098

Diversified/Conglomerate Manufacturing—1.6%
Alloy Die Casting Co.(S)—Term Debt (L + 11.5%, 13.5% Cash, Due 10/2018)(C)(H)	5,235	5,235	3,272
Alloy Die Casting Co.(S)—Term Debt (L + 11.5%, 13.5% Cash, Due 10/2018)(C)(H)	75	75	47
Alloy Die Casting Co.(S)—Term Debt (Due 10/2018)(C)(P)	390	390	246

		5,700	3,565

Healthcare, education, and childcare—9.8%
EL Academies, Inc.—Line of Credit (L + 9.5%, 10.7% Cash, Due 8/2020)(I)	—	—	—
EL Academies, Inc.—Delayed Draw Term Loan (L + 9.5%, 10.7% Cash, Due 8/2022)(I)	—	—	—
EL Academies, Inc.—Term Debt (L + 9.5%, 10.7% Cash, Due 8/2022)(I)	12,000	12,000	12,000
TWS Acquisition Corporation—Term Debt (L + 8.0%, 9.2% Cash, Due 7/2020)(C)	9,432	9,432	9,609

		21,432	21,609

Leisure, Amusement, Motion Pictures, Entertainment—3.6%
Flight Fit N Fun LLC—Term Debt (L + 14.0%, 15.2% Cash, Due 9/2020)(Q)(Y)	7,800	7,800	7,800

Machinery—0.4%
Precision International, LLC—Term Debt (10.0% PIK, Due 9/2021)(C)(F)	808	808	798

Oil and Gas—9.2%
WadeCo Specialties, Inc.—Line of Credit, $425 available (L + 7.0%, 8.2% Cash, Due 4/2018)(E)	2,575	2,575	2,575
WadeCo Specialties, Inc.—Term Debt (L + 7.0%, 8.2% Cash, Due 3/2019)(E)	10,441	10,427	10,440
WadeCo Specialties, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 3/2019)(E)	7,000	7,000	7,000

		20,002	20,015

S-F-12

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4% (Continued)

Personal and Non-Durable Consumer Products (Manufacturing Only)—3.0%
Canopy Safety Brands, LLC—Line of Credit, $500 available (L + 6.5%, 7.7% Cash, Due 9/2019)(C)	—	—	—
Canopy Safety Brands, LLC—Term Debt (L + 9.5%, 10.7% Cash, Due 9/2021)(C)	6,600	6,600	6,616

		6,600	6,616

Printing and Publishing—0.0%
Chinese Yellow Pages Company—Line of Credit, $0 available (PRIME + 4.0%, 8.0% Cash, Due 2/2015)(E)(V)	107	107	—

Telecommunications—13.6%
B+T Group Acquisition Inc.(S)—Term Debt (L + 11.0%, 13.0% Cash, Due 12/2019)(C)	6,000	6,000	5,955
NetFortris Corp.—Line of Credit, $2,000 available (L + 8.4%, 9.6% Cash, Due 11/2017)(C)	—	—	—
NetFortris Corp.—Term Debt (L + 8.4%, 9.6% Cash, Due 2/2021)(C)	24,000	24,000	24,240

		30,000	30,195

Total Secured First Lien Debt		$149,521	$147,447

Secured Second Lien Debt—59.1%
Automobile—2.2%
Sea Link International IRB, Inc.—Term Debt (11.3%, Due 11/2021)(C)(F)	$5,000	$4,975	$5,025

Beverage, Food, and Tobacco—3.1%
The Mochi Ice Cream Company—Term Debt (L + 10.5%, 11.7% Cash, Due 1/2021)(C)	6,750	6,750	6,809

Cargo Transportation– 6.0%
AG Transportation Holdings, LLC.—Term Debt (L + 10.0%, 13.3% Cash, Due 3/2020)(C)	13,000	13,000	13,081

Chemicals, Plastics, and Rubber—0.4%
Vertellus Holdings LLC—Term Debt (L + 12.0%, 13.2% Cash, Due 10/2021)(D)	1,099	1,099	929

Diversified/Conglomerate Service—16.4%
DataPipe, Inc.—Term Debt (L + 8.0%, 9.2% Cash, Due 9/2019)(D)(Y)	2,000	1,966	2,005
HB Capital Resources, Ltd.—Term Debt (L + 10.3%, 11.5% Cash, Due 10/2022)(C)	22,000	22,000	22,110
Keystone Acquisition Corp.– Term Debt (L + 9.3%, 10.5% Cash, Due 5/2025)(D)	4,000	3,922	3,960
LDiscovery, LLC—Term Debt (L + 10.0%, 11.2% Cash, Due 12/2023)(D)	5,000	4,815	4,550
PSC Industrial Holdings Corp.—Term Debt (L + 8.3%, 9.5% Cash, Due 12/2021)(Q)(Y)	3,500	3,452	3,500

		36,155	36,125

Diversified/Conglomerate Manufacturing—8.2%
United Flexible, Inc.—Term Debt (L + 9.5%, 10.7% Cash, 2.0% PIK, Due 2/2022)(C)	17,993	17,909	17,903

Healthcare, education, and childcare—8.8%
Medical Solutions Holdings, Inc.—Term Debt (L + 8.3%, 9.5% Cash, Due 12/2023)(D)	3,000	2,956	2,970
Merlin International, Inc.—Term Debt (L + 10.0%, 11.2% Cash, Due 8/2022)(C)	10,000	10,000	10,150
NetSmart Technologies, Inc.—Term Debt (L + 9.5%, 10.7% Cash, Due 10/2023)(D)	3,660	3,609	3,678
New Trident Holdcorp, Inc.—Term Debt (L + 9.5%, 10.7% Cash, Due 7/2020)(D)	4,000	4,000	2,412

		20,565	19,210

Home and Office Furnishings, Housewares and Durable Consumer Products—4.6%
Belnick, Inc.—Term Debt (11.0%, Due 8/2023)(C)(F)	10,000	10,000	10,100

Hotels, Motels, Inns, and Gaming—3.2%
Vacation Rental Pros Property Management, LLC—Term Debt (L + 10.0%, 11.2% Cash, 3.0% PIK, Due 6/2023)(C)	7,145	7,145	7,136

Oil and Gas—5.7%
Francis Drilling Fluids, Ltd.—Term Debt (L + 10.4%, 11.9% PIK, Due 4/2020)(C)	16,739	16,611	8,626
Francis Drilling Fluids, Ltd.—Term Debt (L + 9.3% 10.8% PIK, Due 4/2020)(C)	7,733	7,673	3,931

		24,284	12,557

S-F-13

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4% (Continued)
Telecommunications—0.5%
Neustar, Inc.—Term Debt (L + 8.0%, 9.2% Cash, Due 8/2025)(D)	1,000	1,000	1,015

Total Secured Second Lien Debt		$142,882	$129,890

Unsecured Debt—1.5%
Healthcare, education, and childcare—1.5%
Edmentum Ultimate Holdings, LLC—Term Debt (10.0% PIK, Due 6/2020)(C)(F)	$3,324	$3,324	$3,324

Preferred Equity—2.6%
Automobile—0.1%
Meridian Rack & Pinion, Inc.(S)—Preferred Stock(E)(G)	1,449	$1,449	$133

Buildings and Real Estate—0.3%
GFRC Holdings, LLC—Preferred Stock(E)(G)	1,000	1,025	824

Diversified/Conglomerate Service—0.2%
Frontier Financial Group Inc.—Preferred Stock(I)(G)	766	500	500
Frontier Financial Group Inc.—Preferred Stock Warrant(I)(G)	168	—	—

		500	500

Diversified/Conglomerate Manufacturing—0.3%
Alloy Die Casting, Co.(S)—Preferred Stock(E)(G)	2,192	2,192	—
United Flexible, Inc.—Preferred Stock(E)(G)	538	538	554

		2,730	554

Leisure, Amusement, Motion Pictures, Entertainment—0.6%
Flight Fit N Fun LLC—Preferred Stock(G)(Q)(Y)	700,000	700	1,425

Oil and Gas—0.9%
Francis Drilling Fluids, Ltd.—Preferred Equity Units(E)(G)	1,656	1,215	—
WadeCo. Specialties, Inc.—Preferred Stock(E)(G)	1,000	618	2,000

		1,833	2,000

Personal and Non-Durable Consumer Products (Manufacturing Only)—0.1%
Funko Acquisition Holdings, LLC(S)—Preferred Equity Units(E)(G)	260	167	159

Telecommunications—0.1%
B+T Group Acquisition, Inc.(S)—Preferred Stock(E)(G)(J)	5,503	1,799	140

Total Preferred Equity		$10,203	$5,735

Common Equity—2.0%
Aerospace and Defense—0.3%
FedCap Partners, LLC—Class A Membership Units ($0 Uncalled Commitment)(G)(K)(R)	80	$1,634	$751

Automobile– 0.2%
Sea Link International IRB, Inc.—Common Equity Units(E)(G)	494,902	495	362

Beverage, Food, and Tobacco—0.2%
The Mochi Ice Cream Company—Common Stock(E)(G)	450	450	—
Triple H Food Processors, LLC—Common Stock(E)(G)	250,000	250	366

		700	366

Buildings and Real Estate—0.0%
GFRC Holdings, LLC—Common Stock Warrants(E)(G)	45.0%	—	—

Cargo Transportation—0.0%
AG Transportation Holdings, LLC—Member Profit Participation(E)(G)	18.0%	1,000	—
AG Transportation Holdings, LLC—Profit Participation Warrants(E)(G)	12.0%	244	—

		1,244	—

Chemicals, Plastics, and Rubber—0.2%
Vertellus Holdings LLC—Common Stock Units(E)(G)	879,121	3,018	442

S-F-14

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4% (Continued)

Diversified/Conglomerate Manufacturing—0.0%
Alloy Die Casting, Co.(S)—Common Stock(E)(G)	270	18	—
United Flexible, Inc.—Common Stock(E)(G)	1,158	148	—

		166	—

Healthcare, education, and childcare—0.9%
Edmentum Ultimate Holdings, LLC—Common Stock(E)(G)	21,429	2,636	—
EL Academies, Inc.—Common Stock(G)(I)	500	500	500
Leeds Novamark Capital I, L.P.—Limited Partnership Interest ($1,581 uncalled capital commitment)(G)(L)(R)	3.5%	1,628	1,645

		4,764	2,145

Machinery—0.0%
Precision International, LLC—Membership Unit Warrant(E)(G)	33.3%	—	—

Oil and Gas—0.1%
Francis Drilling Fluids, Ltd.—Common Equity Units(E)(G)	1,656	1	—
W3, Co.—Common Equity(D)(G)	435	499	139

		500	139

Personal and Non-Durable Consumer Products (Manufacturing Only)—0.1%
Canopy Safety Brands, LLC—Participation Warrant(E)(G)	1	500	259
Funko Acquisition Holdings, LLC(S)—Common Stock(E)(G)	975	—	—

		500	259

Telecommunications—0.0%
NetFortris Corp.—Common Stock Warrant(E)(G)	1	1	—

Total Common Equity		$13,022	$4,464

Total Non-Control/Non-Affiliate Investments		$318,952	$290,860

AFFILIATE INVESTMENTS(N)—19.4%
Secured First Lien Debt—8.6%
Diversified/Conglomerate Manufacturing—8.6%
Edge Adhesives Holdings, Inc.(S)—Term Debt (L + 10.5%, 12.5% Cash, Due 2/2019)(C)	$6,200	$6,200	$5,704
Edge Adhesives Holdings, Inc.(S)—Term Debt (L + 11.8%, 13.8% Cash, Due 2/2019)(C)	1,600	1,600	1,480
LWO Acquisitions Company LLC—Line of Credit, $0 available (L + 5.5%, 6.7% Cash, 2.0% PIK, Due 3/2018)(C)	2,748	2,746	2,336
LWO Acquisitions Company LLC—Term Debt (L + 8.5%, 9.7% Cash, 2.0% PIK, Due 12/2019)(C)	10,942	10,921	9,301

		21,467	18,821

Total Secured First Lien Debt		$21,467	$18,821

Secured Second Lien Debt—7.8%
Diversified Natural Resources, Precious Metals and Minerals—7.8%
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 2/2021)(C)	$6,000	$6,000	$5,998
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 2/2021)(C)	8,000	8,000	7,997
Lignetics, Inc.—Term Debt (L + 9.0%, 12.0% Cash, Due 2/2021)(C)	3,300	3,300	3,299

		17,300	17,294

Total Secured Second Lien Debt		$17,300	$17,294

Preferred Equity—0.4%
Diversified/Conglomerate Manufacturing—0.0%
Edge Adhesives Holdings, Inc.(S)—Preferred Stock(E)(G)	2,516	$2,516	$—

Diversified Natural Resources, Precious Metals and Minerals—0.4%
Lignetics, Inc.—Preferred Stock(E)(G)	40,000	800	826

Total Preferred Equity		$3,316	$826

S-F-15

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
AFFILIATE INVESTMENTS(N)—19.4% (Continued)
Common Equity—2.6%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquisitions Company LLC—Common Units(E)(G)	921,000	$921	$—

Diversified Natural Resources, Precious Metals and Minerals—0.4%
Lignetics, Inc.—Common Stock(E)(G)	152,603	1,855	828

Textiles and Leather—2.2%
Targus Cayman HoldCo, Ltd.—Common Stock(E)(G)	3,076,414	5,009	4,879

Total Common Equity		$7,785	$5,707

Total Affiliate Investments		$49,868	$42,648

CONTROL INVESTMENTS(O)—8.6%
Secured First Lien Debt—3.5%
Machinery—1.8%
PIC 360, LLC—Term Debt (14.0%, Due 12/2017)(E)(F)	$4,000	$4,000	$4,000

Printing and Publishing—1.7%
Sunshine Media Holdings—Line of Credit, $672 available (8.0% Cash, Due 5/2018)(E)(F)	1,328	1,328	1,328
Sunshine Media Holdings—Term Debt (8.0% Cash, Due 5/2018)(E)(F)(H)	5,000	3,525	679
Sunshine Media Holdings—Term Debt (L + 3.8%, 5.0% Cash, Due 5/2018)(E)(H)	11,948	8,401	1,621
Sunshine Media Holdings—Term Debt (L + 4.0%, 5.5% Cash, Due 5/2018)(E)(H)	10,700	10,700	—

		23,954	3,628

Total Secured First Lien Debt		$27,954	$7,628

Secured Second Lien Debt—3.7%
Automobile—3.7%
Defiance Integrated Technologies, Inc.—Term Debt (L + 9.5%, 11.0% Cash, Due 2/2019)(E)	$8,065	$8,065	$8,065
Preferred Equity—0.0%
Printing and Publishing—0.0%
Sunshine Media Holdings—Preferred Stock(E)(G)(J)	15,270	$5,275	$—

Common Equity—1.4%
Automobile– 1.3%
Defiance Integrated Technologies, Inc.—Common Stock(E)(G)	33,321	$580	$2,856

Machinery—0.1%
PIC 360, LLC—Common Equity Units(E)(G)	1	1	316

Printing and Publishing—0.0%
Sunshine Media Holdings—Common Stock(E)(G)	1,867	740	—
Sunshine Media Holdings—Common Stock Warrants(E)(G)	72	—	—

		740	—

Total Common Equity		$1,321	$3,172

Total Control Investments		$42,615	$18,865

TOTAL INVESTMENTS(T)—160.4%		$411,435	$352,373

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $317.4 million at fair value, are pledged as collateral to our revolving line of credit, as described further in Note 5—Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2017, our investments in FedCap and Leeds are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.7% of total investments, at fair value, as of September 30, 2017.
(B)	Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR” or “L”), which was 1.23% as of September 30, 2017. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rate. Certain securities are subject to an interest rate floor. The cash interest rate is the greater of the floor or LIBOR plus a spread. Due dates represent the contractual maturity date.

S-F-16

(C)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(D)	Fair value was based on the indicative bid price on or near September 30, 2017, offered by the respective syndication agent’s trading desk.
(E)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(F)	Debt security has a fixed interest rate.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2017 best represents fair value as of September 30, 2017.
(J)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(K)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(M)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(P)	Debt security does not have a stated interest rate that is payable thereon.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(R)	Fair value was based on net asset value provided by the fund as a practical expedient.
(S)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(T)	Cumulative gross unrealized depreciation for federal income tax purposes is $71.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $7.5 million. Cumulative net unrealized depreciation is $64.3 million, based on a tax cost of $416.6 million.
(U)	The cash interest rate on this investment was indexed to 90-day LIBOR, which was 1.33% as of September 30, 2017.
(V)	The cash interest rate on this investment was indexed to the U.S. Prime Rate (“PRIME”), which was 4.25% as of September 30, 2017.
(W)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(X)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(Y)	Investment was exited subsequent to September 30, 2017. Refer to Note 15—Subsequent Events in the accompanying Notes to Consolidated Financial Statements for additional information.
(Z)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of September 30, 2017.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

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GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

DECEMBER 31, 2017

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies (“ASC 946”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio of investments in connection with our line of credit. The financial statements of Business Loan are consolidated with ours. We also have significant subsidiaries (as defined under Rule 1-02(w) of the U.S. Securities and Exchange Commission’s (“SEC”) Regulation S-X) whose financial statements are not consolidated with ours. Refer to Note 12—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), a Delaware corporation and an SEC registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”). Refer to Note 4—Related Party Transactions for additional information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements and Basis of Presentation

We prepare our interim financial statements in accordance with accounting principles generally accepted in the U.S. (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 and 10 of Regulation S-X. Accordingly, we have not included in this quarterly report all of the information and notes required by GAAP for annual financial statements. The accompanying Consolidated Financial Statements include our accounts and those of our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another

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investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. In our opinion, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The results of operations for the three months ended December 31, 2017, are not necessarily indicative of results that ultimately may be achieved for the fiscal year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2017, as filed with the SEC on November 20, 2017.

Our accompanying fiscal year-end Consolidated Statement of Assets and Liabilities was derived from audited financial statements, but does not include all disclosures required by GAAP.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation in the Consolidated Financial Statements and the accompanying notes. Reclassifications did not impact net increase in net assets resulting from operations, total assets, total liabilities or total net assets, or Statement of Changes in Net Assets and Statement of Cash Flows classifications.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy, which has been approved by our Board of Directors (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, our Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from our chief valuation officer, who reports directly to our Board of Directors (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors, comprised entirely of independent directors, meets to review the valuation recommendations and supporting materials presented by the chief valuation officer. Third, after the Valuation Committee concludes its meeting, it and our chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors and, after discussion, the Board of Directors ultimately approves the value of our portfolio of investments in accordance with the Policy.

There is no single method for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of

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our investments, the Valuation Team, led by our chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors reviews the Policy to determine if changes are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”), a valuation specialist, generally provides estimates of fair value on our proprietary debt investments. The Valuation Team, in accordance with the Policy, generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, the Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our total enterprise value, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value, whether it is reasonable in light of the Policy, as well as other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, inputs provided by an independent valuation firm, if any, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the

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portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments (where we do not have the ability to effectuate a sale of a portfolio company) using the yield analysis, which includes a DCF calculation and assumptions that the Valuation Team believes market participants would use, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes—For our syndicate investments for which a limited market exists, fair value is generally based on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar syndicated investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds—For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the net asset value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; timing of expected loan repayments; and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the current reporting quarter are generally valued at our original cost basis, as near-measurement date transaction value is a reasonable indicator of fair value.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our exit of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

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Revenue Recognition

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of original issue discounts (“OID”), and paid-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At December 31, 2017, certain loans to two portfolio companies, Sunshine Media Holdings and Alloy Die Casting Corp., were on non-accrual status with an aggregate debt cost basis of approximately $27.9 million, or 6.8% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.4 million, or 1.5% of the fair value of all debt investments in our portfolio. At September 30, 2017, certain loans to two portfolio companies, Sunshine Media Holdings and Alloy Die Casting Corp., were on non-accrual status with an aggregate debt cost basis of approximately $27.9 million, or 7.5% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.6 million, or 1.7% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

As of each of December 31, 2017 and September 30, 2017, we had six OID loans, primarily from the syndicated loans in our portfolio. We recorded OID income of $0.1 million and $20 for the three months ended December 31, 2017 and 2016, respectively. The unamortized balance of OID investments as of December 31, 2017 and September 30, 2017 totaled $0.4 million. As of December 31, 2017 and September 30, 2017, we had seven and six investments which had a PIK interest component, respectively. We recorded PIK interest income of $1.2 million for each of the three months ended December 31, 2017, and 2016. We collected $0 and $1.0 million of PIK interest in cash for the three months ended December 31, 2017 and 2016, respectively.

Success Fee Income Recognition

We record success fees as income when earned, which often occurs upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically resulting from an exit or sale.

Dividend Income Recognition

We accrue dividend income on preferred and common equity securities to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. During the year ended September 30, 2017, we recharacterized $0.2 million of dividend income from our investment in Behrens Manufacturing, LLC recorded during our fiscal year ended September 30, 2016 as a return of capital.

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Deferred Financing and Offering Costs

Deferred financing and offering costs consist of costs incurred to obtain financing, including lender fees and legal fees. Costs associated with our revolving line of credit are deferred and amortized using the straight-line method, which approximates the effective interest method, over the term of the revolving line of credit. Costs associated with the issuance of our mandatorily redeemable preferred stock are presented as discounts to the liquidation value of the mandatorily redeemable preferred stock and are amortized using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. See Note 5—Borrowings and Note 6—Mandatorily Redeemable Preferred Stock for further discussion.

Related Party Fees

In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. Additionally, we pay the Adviser a loan servicing fee as compensation for its services as servicer under the terms of our Fifth Amended and Restated Credit Agreement with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender (our “Credit Facility”). These fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter.

We pay separately for administrative services pursuant to the Administration Agreement. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. Refer to Note 4—Related Party Transactions for additional information regarding these related party fees and agreements.

Recent Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, “Restricted Cash (a consensus of the Emerging Issues Task Force)” (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. We are currently assessing the impact of ASU 2016-18 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In August 2016, the FASB issued Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force)” (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We are currently assessing the impact of ASU 2016-15 and do not anticipate a material impact on our cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In March 2016, the FASB issued Accounting Standards Update 2016-06, “Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. The adoption of ASU 2016-06 did not have a material impact on our financial position, results of operations or cash flows. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, and we adopted ASU 2016-06 effective October 1, 2017.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are

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currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. The adoption of ASU 2015-02 did not have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-02 effective April 1, 2016. In October 2016, the FASB issued Accounting Standards Update 2016-17, “Interests Held through Related Parties That Are under Common Control” (“ASU 2016-17”), which amends the consolidation guidance in ASU 2015-02 regarding the treatment of indirect interests held through related parties that are under common control. The adoption of ASU 2016-17 did not have a material impact on our financial position, results of operations or cash flows. ASU 2016-17 is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those years, and we adopted ASU 2015-02 effective October 1, 2017.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), which was amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), and in December 2016 by FASB Accounting Standards Update 2016-20, “Technical Corrections and Improvements to Topic 606” (“ASU 2016-20”). ASU 2014-09, as amended, supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12, and ASU 2016-20, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years. We continue to assess the impact of ASU 2014-09, as amended, and expect to identify similar performance obligations as compared to existing guidance. As a result, we do not anticipate a material change in the timing of revenue recognition or a material impact on our financial position, results of operations, or cash flows from adopting this standard.

NOTE 3. INVESTMENTS

Fair Value

In accordance with ASC 820, the fair value of each investment is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•

Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly

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or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

As of December 31, 2017, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investment in Funko, which was valued using Level 2 inputs and our investments in FedCap and Leeds, which were valued using net asset value as a practical expedient. As of September 30, 2017, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investments in FedCap and Leeds, which were valued using net asset value as a practical expedient.

We transfer investments in and out of Level 1, 2 and 3 of the valuation hierarchy as of the beginning balance sheet date, based on changes in the use of observable and unobservable inputs utilized to perform the valuation for the period. During the three months ended December 31, 2017, we transferred our investment in Funko from Level 3 to Level 2 as a result of the initial public offering of Funko, Inc. in November 2017 due to convertibility of our investment into shares of Funko, Inc. During the three months ended December 31, 2016, there were no investments transferred into or out of Levels 1, 2 or 3 of the valuation hierarchy.

As of December 31, 2017 and September 30, 2017, our investments, by security type, at fair value were categorized as follows within the ASC 820 fair value hierarchy:

			Fair Value Measurements
	Fair Value		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)
As of December 31, 2017:
Secured first lien debt	$196,195		$—	$—		$196,195
Secured second lien debt	171,690		—	—		171,690
Unsecured debt	3,444		—	—		3,444
Preferred equity	5,661		—	—		5,661
Common equity/equivalents	12,591	(B)	—	157	(A)	12,434

Total Investments at December 31, 2017	$389,581		$—	$157		$389,424

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			Fair Value Measurements
	Fair Value		Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
As of September 30, 2017:
Secured first lien debt	$173,896		$—	$—	$173,896
Secured second lien debt	155,249		—	—	155,249
Unsecured debt	3,324		—	—	3,324
Preferred equity	6,561		—	—	6,561
Common equity/equivalents	13,343	(B)	—	—	13,343

Total Investments at September 30, 2017	$352,373		$—	$—	$352,373

(A)	Fair value was determined based on the closing market price of shares of Funko, Inc. (our units in Funko can be converted into shares of Funko, Inc.) at the reporting date less a discount for lack of marketability as our investment was subject to a 180-day lock-up period, which expires in May 2018, and other restrictions.
(B)	Excludes our investments in FedCap and Leeds with fair values of $0.8 million and $2.1 million, respectively, as of December 31, 2017 and fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017. FedCap and Leeds were valued using net asset value as a practical expedient.

The following table presents our portfolio investments, valued using Level 3 inputs within the ASC 820 fair value hierarchy, and carried at fair value as of December 31, 2017 and September 30, 2017, by caption on our accompanying Consolidated Statements of Assets and Liabilities, and by security type:

	Total Recurring Fair Value Measurements Reported in
	Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	December 31, 2017		September 30, 2017
Non-Control/Non-Affiliate Investments
Secured first lien debt	$168,876		$147,447
Secured second lien debt	146,844		129,890
Unsecured debt	3,356		3,324
Preferred equity	4,439		5,735
Common equity/equivalents	3,776	(A)	2,068	(B)

Total Non-Control/Non-Affiliate Investments	$327,291		$288,464

Affiliate Investments
Secured first lien debt	$20,009		$18,821
Secured second lien debt	16,781		17,294
Unsecured debt	88		—
Preferred equity	1,222		826
Common equity/equivalents	5,756		5,707

Total Affiliate Investments	$43,856		$42,648

Control Investments
Secured first lien debt	$7,310		$7,628
Secured second lien debt	8,065		8,065
Common equity/equivalents	2,902		3,172

Total Control Investments	$18,277		$18,865

Total Investments at Fair Value Using Level 3 Inputs	$389,424		$349,977

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(A)	Excludes our investments in FedCap, Leeds, and Funko with fair values of $0.8 million, $2.1 million, and $0.2 million, respectively, as of December 31, 2017. FedCap and Leeds were valued using net asset value as a practical expedient and Funko was valued using Level 2 inputs.
(B)	Excludes our investments in FedCap and Leeds with fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017, which were valued using net asset value as a practical expedient.

In accordance with ASC 820, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of December 31, 2017 and September 30, 2017. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
					Range / Weighted Average as of
	December 31, 2017	September 30, 2017	Valuation Techniques/ Methodologies	Unobservable Input	December 31, 2017	September 30, 2017
Secured first lien debt(A)	$186,850	$136,272	Yield Analysis	Discount Rate	7.6% – 22.9% / 11.6%	8.0% – 25.0% / 12.5%
	9,345	37,624	TEV	EBITDA multiple	3.1x – 3.1x /3.1x	3.2x – 10.1x / 8.2x
				EBITDA	$1,408 – $1,408 / $1,408	$1,378 – $9,420 / $6,676
				Revenue multiple	0.3x – 0.4x / 0.3x	0.3x – 0.4x / 0.3x
				Revenue	$6,219 – $11,035 /$10,719	$6,934 – $12,094 / $11,733
Secured second lien debt(B)	137,168	122,165	Yield Analysis	Discount Rate	10.7% – 23.9% / 14.4%	10.8% – 23.3% / 14.0%
	25,266	22,607	Market Quote	IBP	80.0% – 101.0% / 96.1%	84.5% – 101.5% / 97.2%
	9,256	10,477	TEV	EBITDA multiple	4.6x – 6.4x / 5.2x	4.8x – 6.6x / 5.4x
				EBITDA	$3,004 – $70,276 / $25,308	$3,000 – $73,650 / $26,424
Unsecured debt	3,444	3,324	Yield Analysis	Discount Rate	10.0% – 13.9% / 10.1%	10.0% – 10.0% / 10.0%
Preferred and common equity / equivalents(C)(D)	17,964	17,370	TEV	EBITDA multiple	3.1x – 9.7x / 6.0x	3.2x – 10.1x / 6.1x
				EBITDA	$301 – $30,531 / $12,270	$890 – $84,828/ $12,835
				Revenue multiple	0.3x – 1.7x / 0.5x	0.3x – 6.5 x / 0.7x
				Revenue	$6,219 – $513,299 / $130,351	$2,317 – $503,620/ $128,819
	131	138	Market Quotes	IBP	26.2% - 26.2% / 26.2%	27.9% - 27.9% / 27.9%

Total Level 3 Investments, at Fair Value	$389,424	$349,977

(A)	Fair value as of December 31, 2017 includes three new proprietary debt investments totaling $37.2 million, which were valued at cost, using the transaction price as the unobservable input. Fair value as of September 30, 2017 includes one new proprietary debt investment totaling $12.0 million, which was valued at cost, using the transaction price as the unobservable input, and one proprietary debt investment totaling $7.8 million, which was valued at the expected payoff amount as the unobservable input.
(B)

Fair value as of December 31, 2017 includes one new proprietary debt investment totaling $7.5 million, which was valued at cost, using the transaction price as the unobservable input. Fair value as of September 30, 2017

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includes one proprietary debt investment totaling $3.5 million which was valued at the expected payoff as the unobservable input.
(C)	Fair value as of December 31, 2017 includes one new proprietary investment totaling $1.5 million, which was valued at cost, using transaction price as the unobservable input. Fair value as of September 30, 2017 includes two new proprietary investments totaling $1.0 million, which were valued at cost, using transaction price as the unobservable input, and one proprietary investment totaling $1.4 million, which was valued at the expected payoff amount as the unobservable input.
(D)	Fair value as of December 31, 2017 excludes our investments in FedCap, Leeds and Funko with fair values of $0.8 million, $2.1 million, and $0.2 million, respectively, as of December 31, 2017. FedCap and Leeds were valued using net asset value as a practical expedient and Funko was valued using Level 2 inputs as of December 31, 2017. Fair value as of September 30, 2017 excludes our investments in FedCap and Leeds with fair values of $0.8 million and $1.6 million, respectively, as of September 30, 2017, which were valued using net asset value as a practical expedient.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase or decrease in market yields, discount rates or leverage or a decrease in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a corresponding decrease or increase, respectively, in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the three months ended December 31, 2017 and 2016 for all investments for which the Adviser determines fair value using unobservable (Level 3) factors.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

Three months ended December 31, 2017	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2017	$173,896	$155,249	$3,324	$6,561	$10,947	$349,977
Total gains (losses):
Net realized gain (loss)(A)	—	—	—	602	(28)	574
Net unrealized appreciation (depreciation)(B)	1,115	445	(3)	558	(12)	2,103
Reversal of prior period net (appreciation) depreciation on realization(B)	—	(87)	—	(725)	—	(812)
New investments, repayments and settlements:(C)
Issuances/originations	37,426	18,365	123	125	1,500	57,539
Settlements/repayments	(12,677)	(5,847)	—	—	—	(18,524)
Net proceeds from sales	—	—	—	(1,301)	27	(1,274)
Transfers	(3,565)	3,565	—	(159)	—	(159)

Fair Value as of December 31, 2017	$196,195	$171,690	$3,444	$5,661	$12,434	$389,424

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Three months ended December 31, 2016	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2016	$198,721	$100,320	$3,012	$10,262	$7,755	$320,070
Total gains (losses):
Net realized (loss) gain(A)	(4,899)	25	—	1,426	—	(3,448)
Net unrealized appreciation (depreciation)(B)	2,656	(3,220)	1	1,116	(3,246)	(2,693)
Reversal of prior period net depreciation (appreciation) on realization(B)	2,210	66	—	(1,059)	370	1,587
New investments, repayments and settlements:(C)
Issuances/originations	548	19,358	75	394	344	20,719
Settlements/repayments	(38,865)	(3,426)	3	—	—	(42,288)
Net proceeds from sales	(101)	(25)	—	(7,724)	(370)	(8,220)
Transfers	(3,940)	923	—	—	3,017	—

Fair Value as of December 31, 2016	$156,330	$114,021	$3,091	$4,415	$7,870	$285,727

(A)	Included in net realized gain (loss) on investments on our accompanying Consolidated Statements of Operations for the three months ended December 31, 2017 and 2016.
(B)	Included in net unrealized appreciation (depreciation) on investments on our accompanying Consolidated Statements of Operations for the three months ended December 31, 2017 and 2016.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, accretion of discounts, PIK, and other non-cash disbursements to portfolio companies, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs and other cost-basis adjustments.

Investment Activity

Proprietary Investments

As of December 31, 2017 and September 30, 2017, we held 38 and 35 proprietary investments with an aggregate fair value of $356.4 million and $318.6 million, or 90.8% and 90.4% of the total aggregate portfolio, respectively. The following significant proprietary investment transactions occurred during the three months ended December 31, 2017:

•	In October 2017, we sold our investment in Flight Fit N Fun LLC for a realized gain of $0.6 million. In connection with the sale, we received net cash proceeds of approximately $9.4 million, including the repayment of our debt investment of $7.8 million at par.

•	In October 2017, we invested $11.0 million in Applied Voice & Speech Technologies, Inc. through secured first lien debt.

•	In November 2017, we invested $7.5 million in Arc Drilling Holdings, LLC through secured first lien debt and equity.

•	In November 2017, we invested $7.5 million in Gray Matter Systems, LLC through secured second lien debt.

•	In December 2017, we invested $20.0 million in Impact! Chemical Technologies, Inc. through secured first lien debt.

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Syndicated Investments

As of December 31, 2017 and September 30, 2017, we held 13 and 12 syndicated investments with an aggregate fair value of $36.0 million and $33.8 million, or 9.2% and 9.6% of the total portfolio at fair value, respectively. The following significant syndicated investment transactions occurred during the three months ended December 31, 2017:

•	In October 2017, PSC Industrial Holdings, LLC paid off at par for net proceeds of $3.5 million.

•	In November 2017, DataPipe, Inc. paid off at par for net proceeds of $2.0 million.

•	In November 2017, we invested $5.0 million in DigiCert Holdings, Inc. through secured second lien debt.

•	In November 2017, we invested $4.0 million in Red Ventures, LLC through secured second lien debt.

•	In November 2017, we invested $1.0 million in ABG Intermediate Holdings 2, LLC through secured second lien debt.

Investment Concentrations

As of December 31, 2017, our investment portfolio consisted of investments in 51 portfolio companies located in 24 states in 18 different industries, with an aggregate fair value of $392.4 million. The five largest investments at fair value totaled $111.0 million, or 28.3% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2017 totaling $110.9 million, or 31.5% of our total investment portfolio. As of December 31, 2017 and September 30, 2017 our average investment by obligor was $8.8 million at cost.

The following table outlines our investments by security type at December 31, 2017 and September 30, 2017:

	December 31, 2017				September 30, 2017
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$217,993	48.4%	$196,195	50.0%	$198,942	48.4%	$173,896	49.4%
Secured second lien debt	186,465	41.4	171,690	43.7	168,247	40.9	155,249	44.1
Unsecured debt	3,447	0.8	3,444	0.9	3,324	0.8	3,324	0.9

Total debt investments	407,905	90.6	371,329	94.6	370,513	90.1	332,469	94.4

Preferred equity	18,052	4.0	5,661	1.5	18,794	4.5	6,561	1.9
Common equity/equivalents	24,175	5.4	15,440	3.9	22,128	5.4	13,343	3.7

Total equity investments	42,227	9.4	21,101	5.4	40,922	9.9	19,904	5.6

Total Investments	$450,132	100.0%	$392,430	100.0%	$411,435	100.0%	$352,373	100.0%

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Our investments at fair value consisted of the following industry classifications at December 31, 2017 and September 30, 2017:

	December 31, 2017		September 30, 2017
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Service	$91,193	23.2%	$80,723	22.9%
Oil and gas	56,192	14.3	34,712	9.9
Healthcare, education and childcare	43,499	11.1	46,288	13.1
Diversified/Conglomerate Manufacturing	42,870	10.9	40,843	11.6
Telecommunications	42,781	10.9	31,350	8.9
Automobile	19,590	5.0	20,082	5.7
Diversified natural resources, precious metals and minerals	18,744	4.8	18,949	5.4
Beverage, food and tobacco	13,934	3.6	14,103	4.0
Cargo Transportation	13,098	3.3	13,081	3.7
Machinery	12,502	3.2	5,114	1.4
Home and Office Furnishings, Housewares and Durable Consumer Products	10,150	2.6	10,100	2.9
Personal and non-durable consumer products	7,080	1.8	7,035	2.0
Hotels, Motels, Inns, and Gaming	6,938	1.8	7,136	2.0
Textiles and leather	5,640	1.4	4,879	1.4
Printing and publishing	3,310	0.8	3,628	1.0
Leisure, Amusement, Motion Pictures, Entertainment	—	—	9,225	2.6
Other, < 2.0%	4,909	1.3	5,125	1.5

Total Investments	$392,430	100.0%	$352,373	100.0%

Our investments at fair value were included in the following U.S. geographic regions at December 31, 2017 and September 30, 2017:

	December 31, 2017		September 30, 2017
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$163,988	41.8%	$150,727	42.8%
West	128,806	32.8	116,302	33.0
Midwest	66,481	17.0	58,915	16.7
Northeast	33,155	8.4	26,429	7.5

Total Investments	$392,430	100.0%	$352,373	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

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Investment Principal Repayments

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, as of December 31, 2017:

		Amount
For the remaining nine months ending September 30:	2018	$33,643
For the fiscal years ending September 30:	2019	53,920
	2020	82,103
	2021	81,813
	2022	45,022
	Thereafter	117,154

	Total contractual repayments	$413,655
	Adjustments to cost basis of debt investments	(5,750)
	Investments in equity securities	42,227

	Investments held as of December 31, 2017 at Cost:	$450,132

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write-off accounts receivable when we have exhausted collection efforts and have deemed the receivables uncollectible. As of December 31, 2017 and September 30, 2017, we had gross receivables from portfolio companies of $0.4 million and $0.5 million, respectively. The allowance for uncollectible receivables was $32 and $44 at December 31, 2017 and September 30, 2017, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services. The Advisory Agreement originally included administrative services; however, it was amended and restated on October 1, 2006. Simultaneously, we entered into the Administration Agreement with the Administrator (discussed further below) to provide those services. With the unanimous approval of our Board of Directors, the Advisory Agreement was later amended in October 2015 to reduce the base management fee payable under the agreement from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, unanimously approved the annual renewal of the Advisory Agreement through August 31, 2018.

We also pay the Adviser a loan servicing fee for its role of servicer pursuant to our Credit Facility. The entire loan servicing fee paid to the Adviser by Business Loan is non-contractually, unconditionally and irrevocably credited against the base management fee otherwise payable to the Adviser, since Business Loan is a consolidated subsidiary of ours, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement.

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Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone. Robert Marcotte (our president) also serves as an executive managing director of the Adviser.

The following table summarizes the base management fee, incentive fee, and loan servicing fee and associated non-contractual, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Three Months Ended December 31,
	2017	2016
Average total assets subject to base management fee(A)	$383,086	$315,000
Multiplied by prorated annual base management fee of 1.75%	0.4375%	0.4375%

Base management fee(B)	$1,676	$1,378
Portfolio company fee credit	(664)	(649)
Senior syndicated loan fee credit	(92)	(13)

Net Base Management Fee	$920	$716

Loan servicing fee(B)	1,186	983
Credit to base management fee—loan servicing fee(B)	(1,186)	(983)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	1,373	1,293
Incentive fee credit	(85)	(37)

Net Incentive Fee	$1,288	$1,256

Portfolio company fee credit	(664)	(649)
Senior syndicated loan fee credit	(92)	(13)
Incentive fee credit	(85)	(37)

Credits to Fees From Adviser—other(B)	$(841)	$(699)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item, on our accompanying Consolidated Statements of Operations.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to

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raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser non-contractually, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $8 and $28 for the three months ended December 31, 2017 and 2016, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser primarily for the valuation of portfolio companies.

Our Board of Directors accepted a non-contractual, unconditional and irrevocable credit from the Adviser to reduce the annual base management fee on syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for each of the three months ended December 31, 2017 and 2016.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid since our inception through December 31, 2017, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

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In accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded or paid from our inception through December 31, 2017.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the three months ended December 31, 2017 and 2016.

Loan Servicing Fee

The Adviser also services the loans held by Business Loan (the borrower under the Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our Credit Facility. As discussed in the notes to the table above, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% non-contractually, unconditionally and irrevocably credited back to us by the Adviser.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for the portion of expenses the Administrator incurs while performing services for us. The Administrator’s expenses are primarily rent and the salaries, benefits and expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief compliance officer, chief valuation officer, and general counsel and secretary (who also serves as the Administrator’s president, general counsel and secretary) and their respective staffs. Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer) serve as members of the board of managers and executive officers of the Administrator, which is 100% indirectly owned and controlled by Mr. Gladstone.

Our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Administration Agreement or interested persons of such party, approved the annual renewal of the Administration Agreement through August 31, 2018.

Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional and irrevocable credits against the

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base management fee or incentive fee. Gladstone Securities received fees from portfolio companies totaling $0.5 million and $0.1 million during the three months ended December 31, 2017 and 2016, respectively.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	December 31, 2017	September 30, 2017
Base management fee due (from) to Adviser	$(267)	$45
Loan servicing fee due to Adviser	270	242
Incentive fee due to Adviser	1,288	1,005

Total fees due to Adviser	1,291	1,292

Fee due to Administrator	272	244

Total Related Party Fees Due	$1,563	$1,536

In addition to the above fees, other operating expenses due to the Adviser as of December 31, 2017 and September 30, 2017, totaled $16 and $12, respectively. In addition, net expenses payable to Gladstone Investment Corporation (for reimbursement purposes), which includes certain co-investment expenses, totaled $24 and $55 as of December 31, 2017 and September 30, 2017, respectively. These amounts are generally settled in the quarter subsequent to being incurred and have been included in other assets, net and other liabilities, as appropriate, on the accompanying Consolidated Statements of Assets and Liabilities as of December 31, 2017 and September 30, 2017.

NOTE 5. BORROWINGS

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into our Credit Facility with KeyBank, which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended certain other terms and conditions. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020 (fifteen months after the revolving period end date). Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On June 19, 2015, we through Business Loan entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity under our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On October 9, 2015, August 18, 2016, and August 24, 2017, we entered into Amendments No. 1, 2 and 3 to our Credit Facility, respectively, each of which clarified or modified various constraints on available borrowings.

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The following tables summarize noteworthy information related to our Credit Facility (at cost):

	December 31, 2017	September 30, 2017
Commitment amount	$170,000	$170,000
Borrowings outstanding, at cost	130,500	93,000
Availability(A)	28,940	58,576

	For the Three Months Ended December 31,
	2017	2016
Weighted average borrowings outstanding, at cost	$98,228	$39,278
Weighted average interest rate(B)	5.0%	5.7%
Commitment (unused) fees incurred	$92	$166

(A)	Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.
(B)	Includes unused commitment fees and excludes the impact of deferred financing fees.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $224.1 million as of December 31, 2017, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of December 31, 2017, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $274.9 million, asset coverage on our “senior securities representing indebtedness” of 310.4%, calculated in compliance with the requirements of Section 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 35 obligors in our Credit Facility’s borrowing base as of December 31, 2017. As of December 31, 2017, we were in compliance with all of our Credit Facility covenants.

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Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for the Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and the assumptions that the Valuation Team believes market participants would use, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of December 31, 2017, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.00% per annum, plus a 0.50% unused fee. As of September 30, 2017, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.15% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding increase or decrease, respectively, in the fair value of our Credit Facility. As of December 31, 2017 and September 30, 2017, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of December 31, 2017 and September 30, 2017, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the three months ended December 31, 2017 and 2016:

	Total Recurring Fair Value Measurement Reported in
	Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3)
	December 31, 2017	September 30, 2017
Credit Facility	$130,833	$93,115

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)
	Three Months Ended December 31,
	2017	2016
Fair value as of September 30, 2017 and 2016, respectively	$93,115	$71,300
Borrowings	61,100	24,200
Repayments	(23,600)	(67,300)
Net unrealized appreciation (depreciation)(A)	218	(213)

Fair Value as of December 31, 2017 and 2016, respectively	$130,833	$27,987

(A)	Included in net unrealized appreciation (depreciation) of other on our accompanying Consolidated Statements of Operations for the three months ended December 31, 2017 and 2016.

The fair value of the collateral under our Credit Facility totaled approximately $348.8 million and $317.4 million as of December 31, 2017 and September 30, 2017, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In September 2017, we completed a public offering of approximately 2.1 million shares of 6.00% Series 2024 Term Preferred Stock, par value $0.001 per share (“Series 2024 Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $51.8 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $49.8 million. We incurred approximately $1.9 million in total underwriting discounts and offering costs related to the issuance of the Series 2024 Term Preferred Stock, which have been recorded as discounts to the liquidation value on our accompanying

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Consolidated Statements of Assets and Liabilities and are being amortized from issuance through September 30, 2024, the mandatory redemption date. The proceeds plus borrowings under our Credit Facility were used to voluntarily redeem all 2.4 million outstanding shares of our then existing 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”). In connection with the voluntary redemption of our Series 2021 Term Preferred Stock, we incurred a loss on extinguishment of debt of $1.3 million during the three months ended September 30, 2017, which is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

The shares of our Series 2024 Term Preferred Stock are traded under the ticker symbol “GLADN” on the Nasdaq Global Select Market. Our Series 2024 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.00% per year, payable monthly (which equates in total to approximately $3.1 million per year). We are required to redeem all of the outstanding Series 2024 Term Preferred Stock on September 30, 2024 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2024 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. The asset coverage on our “senior securities that are stock” as of December 31, 2017 was 222.4%, calculated in accordance with Sections 18 and 61 of the 1940 Act.

We may also voluntarily redeem all or a portion of the Series 2024 Term Preferred Stock at our option at the Redemption Price at any time after September 30, 2019. If we fail to redeem our Series 2024 Term Preferred Stock pursuant to the mandatory redemption date of September 30, 2024, or in any other circumstance in which we are required to mandatorily redeem our Series 2024 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of December 31, 2017, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2024 Term Preferred Stock.

In May 2014, we completed a public offering of approximately 2.4 million shares of Series 2021 Term Preferred Stock, at a public offering price of $25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which were recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and were amortized over the redemption period ending June 30, 2021. In September 2017, when we voluntarily redeemed all of our outstanding Series 2021 Term Preferred Stock, the remaining unamortized costs were fully written off as part of the realized loss discussed above.

We paid the following monthly distributions on our Series 2024 Term Preferred Stock for the three months ended December 31, 2017:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2024 Term Preferred Share(A)
2018	October 10, 2017	October 20, 2017	October 31, 2017	$0.141667
	October 10, 2017	November 20, 2017	November 30, 2017	0.125
	October 10, 2017	December 19, 2017	December 29, 2017	0.125

	Three Months Ended December 31, 2017:			$0.391667

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(A)	The dividend paid on October 31, 2017 included the pro-rated period from and including the issuance date of September 27, 2017 to and including September 30, 2017, and the full month of October 2017.

We paid the following monthly distributions on our Series 2021 Term Preferred Stock for the three months ended December 31, 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.1406250
	October 11, 2016	November 17, 2016	November 30, 2016	0.1406250
	October 11, 2016	December 20, 2016	December 30, 2016	0.1406250

	Three Months Ended December 31, 2016:			$0.4218750

The federal income tax characteristics of dividends paid to our preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits and is reported after the end of the calendar year based on tax information for the full fiscal year. Estimates of tax characterization made on a quarterly basis may not be representative of the actual tax characterization of dividends for the full year. Estimates made on a quarterly basis are updated as of each interim reporting date. The tax characterization of dividends paid to our preferred stockholders during the calendar years ended December 31, 2017 and 2016 was 100% from ordinary income.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock as a liability at cost, as of December 31, 2017 and September 30, 2017. The related dividend payments to our mandatorily redeemable preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. Aggregate preferred stockholder dividends declared and paid on our Series 2024 Term Preferred Stock for the three months ended December 31, 2017 was $0.8 million. Aggregate preferred stockholder dividends declared and paid on our Series 2021 Term Preferred Stock for the three months ended December 31, 2016 was $1.0 million.

For disclosure purposes, the fair value, based on the last quoted closing price, for our Series 2024 Term Preferred Stock as of December 31, 2017 was approximately $53.5 million. The fair value, based on the last quoted closing price, for our Series 2024 Term Preferred Stock as of September 30, 2017 was approximately $52.7 million. We consider our mandatorily redeemable preferred stock to be a Level 1 liability within the ASC 820 hierarchy.

NOTE 7. REGISTRATION STATEMENT, COMMON EQUITY OFFERINGS AND SHARE REPURCHASES

We filed Post-Effective Amendment No. 5 to our current universal shelf registration statement on Form N-2 (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 19, 2017, which was declared effective by the SEC on February 1, 2018. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. As of December 31, 2017, we have the ability to issue up to $220.0 million in securities under the Registration Statement.

Common Stock Offerings

Pursuant to our prior registration statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million.

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In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement with Cantor Fitzgerald & Co. remained unchanged. During the three months ended December 31, 2017, we sold 471,498 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.69 per share and raised $4.6 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $4.5 million. As of December 31, 2017, we had a remaining capacity to sell up to $37.9 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co. We did not sell any shares under the Sales Agreements during the three months ended December 31, 2016.

NOTE 8. NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per weighted average common share for the three months ended December 31, 2017 and 2016:

	Three Months Ended December 31,
	2017	2016
Numerator for basic and diluted net increase in net assets resulting from operations per common share	$7,160	$916
Denominator for basic and diluted weighted average common shares	26,522,788	24,778,970

Basic and diluted net increase in net assets resulting from operations per common share	$0.27	$0.04

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90% of our taxable ordinary income plus the excess of our net short-term capital gains over net long-term capital losses (“Investment Company Taxable Income”). The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of the fiscal year earnings. Based on that estimate, our Board of Directors declares three monthly distributions to common stockholders each quarter.

The federal income tax characteristics of all distributions will be reported to stockholders on the IRS Form 1099 at the end of each calendar year. For calendar years ended December 31, 2017 and 2016, 100% of distributions to common stockholders during these periods were deemed to be paid from ordinary income for 1099 stockholder reporting purposes.

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We paid the following monthly distributions to common stockholders for the three months ended December 31, 2017 and 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2018	October 10, 2017	October 20, 2017	October 31, 2017	$0.07
	October 10, 2017	November 20, 2017	November 30, 2017	0.07
	October 10, 2017	December 19, 2017	December 29, 2017	0.07

		Three Months Ended December 31, 2017:		$0.21

2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.07
	October 11, 2016	November 17, 2016	November 30, 2016	0.07
	October 11, 2016	December 20, 2016	December 30, 2016	0.07

		Three Months Ended December 31, 2016:		$0.21

Aggregate distributions declared and paid to our common stockholders were approximately $5.6 million and $5.2 million for the three months ended December 31, 2017 and 2016, respectively, and were declared based on estimates of investment company taxable income for the respective fiscal years. For the fiscal year ended September 30, 2017, our current and accumulated earnings and profits (after taking into account our mandatorily redeemable preferred stock dividends), exceeded common stock distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $0.3 million of the first common distributions paid in fiscal year 2018 as having been paid in the respective prior year.

For the three months ended December 31, 2017 and the fiscal year ended September 30, 2017, we recorded the following adjustments for book-tax differences to reflect tax character.

	Three Months Ended December 31, 2017	Year Ended September 30, 2017
Over distributed net investment income	$(68)	$(4,416)
Accumulated net realized losses	260	6,541
Capital in excess of par value	(192)	(2,125)

NOTE 10. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operations or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of December 31, 2017 and September 30, 2017, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Consolidated Statements of Assets and Liabilities. We establish a reserve against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. There were no aggregate reserves recorded against the escrow amounts as of December 31, 2017 and September 30, 2017.

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Financial Commitments and Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of December 31, 2017 and September 30, 2017 to be immaterial.

The following table summarizes the amounts of our unused lines of credit, delayed draw term loans and uncalled capital commitment, at cost, as of December 31, 2017 and September 30, 2017, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities:

	December 31,	September 30,
	2017	2017
Unused line of credit commitments	$10,426	$7,517
Delayed draw term loans	12,900	10,900
Uncalled capital commitment	986	1,367

Total	$24,312	$19,784

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NOTE 11. FINANCIAL HIGHLIGHTS

	Three Months Ended December 31,
	2017	2016
Per Common Share Data(A):
Net asset value at beginning of period(A)	$8.40	$8.62

Income from operations(B)
Net investment income(B)	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.07	(0.18)
Net realized and unrealized (loss) gain on other	(0.01)	0.01

Total from operations	0.27	0.04

Distributions to common stockholders from(B)(C)
Net Investment Income	(0.21)	(0.21)

Total distributions	(0.21)	(0.21)

Capital share transactions(B)
Offering costs for issuance of common stock	—	(0.04)
Anti-dilutive (dilutive) effect of common stock issuance(D)	0.02	(0.06)

Total capital share transactions	0.02	(0.10)

Other, net(B)(E)	—	0.01

Net asset value at end of year(A)	$8.48	$8.36

Per common share market value at beginning of period	$9.50	$8.13
Per common share market value at end of period	9.21	9.39
Total return(F)	(0.91)%	18.40%
Common stock outstanding at end of year(A)	26,632,182	25,517,866
Statement of Assets and Liabilities Data:
Net assets at end of year	$225,717	$213,385
Average net assets(G)	225,202	214,052
Senior securities Data:
Borrowings under Credit Facility, at cost	$130,500	$28,200
Mandatorily redeemable preferred stock	51,750	61,000
Ratios/Supplemental Data:
Ratio of net expenses to average net assets(H)(I)	9.38	8.91
Ratio of net investment income to average net assets(J)	9.90	9.73

(A)	Based on actual shares outstanding at the end of the corresponding period.
(B)	Based on weighted average basic per share data.
(C)	The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	During the three months ended December 31, 2017, the anti-dilution was a result of issuing common shares during the period at a price above the then current NAV per share. During the three months ended December 31, 2016, the dilution was a result of issuing common shares during the period at a price below the then current NAV per share.
(E)	Represents the impact of the different share amounts (weighted average shares outstanding during the fiscal year and shares outstanding at the end of the fiscal year) in the per share data calculations and rounding impacts.
(F)

Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account distributions reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return

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of capital. For further information on the estimated character of our distributions to common stockholders, refer to Note 9—Distributions to Common Stockholders.
(G)	Computed using the average of the balance of net assets at the end of each month of the reporting period.
(H)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(I)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 9.53% and 8.98% for the quarters ended December 31, 2017 and 2016.
(J)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 9.76% and 9.66% for the quarters ended December 31, 2017 and 2016.

NOTE 12. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

We had three unconsolidated subsidiaries, Defiance Integrated Technologies, Inc., PIC 360, LLC and Sunshine Media Holdings, that met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of or during at least one of the three month periods ended December 31, 2017 and 2016. Accordingly, summarized, comparative financial information, in aggregate, is presented below for the three months ended December 31, 2017 and 2016 for our unconsolidated significant subsidiaries.

	Three Months Ended December 31,
Income Statement	2017	2016
Net sales	$8,822	$8,648
Gross profit	1,877	2,172
Net loss	40	(702)

NOTE 13. SUBSEQUENT EVENTS

Portfolio Activity

In January 2018, we invested $8.1 million in XMedius Solutions Inc. through secured first lien debt.

Distributions and Dividends

In January 2018, our Board of Directors declared the following monthly distributions to common stockholders and monthly dividends to preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
January 22, 2018	January 31, 2018	$0.07	$0.125
February 16, 2018	February 28, 2018	0.07	0.125
March 20, 2018	March 30, 2018	0.07	0.125

	Total for the Quarter:	$0.21	$0.375

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PROSPECTUS

$300,000,000

COMMON STOCK

PREFERRED STOCK

SUBSCRIPTION RIGHTS

WARRANTS

DEBT SECURITIES

We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights, warrants representing rights to purchase shares of our common or preferred stock, or debt securities, or concurrent, separate offerings of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock and warrants or rights to acquire such common stock hereunder, the offering price per share of our common stock by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing common stockholders, (ii) with the consent of the holders of the majority of our outstanding stock, or (iii) under such other circumstances as the U.S. Securities and Exchange Commission (“SEC”) may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended. For federal income tax purposes, we have elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, to or through underwriters or dealers, “at the market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “GLAD.” As of December 18, 2017, the last reported sales price for our common stock was $9.54. Our 6.00% Series 2024 Term Preferred Stock, or our Series 2024 Term Preferred Stock, is also traded on the Nasdaq under the symbol “GLADN.” As of December 18, 2017, the last reported sales price for our Series 2024 Term Preferred Stock was $25.85.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102, or by calling us collect at (703) 287-5800 or on our website at www.gladstonecapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled “Risk Factors,” which begins on page 12. Common shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss to purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

The SEC has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is February 1, 2018

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 of our Securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Additional Information” and “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled “Risk Factors.” Except where the context suggests otherwise, the terms “we,” “us,” “our,” the “Company” and “Gladstone Capital” refer to Gladstone Capital Corporation; “Adviser” refers to Gladstone Management Corporation; “Administrator” refers to Gladstone Administration, LLC; “Gladstone Commercial” refers to Gladstone Commercial Corporation; “Gladstone Investment” refers to Gladstone Investment Corporation; “Gladstone Land” refers to Gladstone Land Corporation; “Gladstone Securities” refers to Gladstone Securities, LLC; “Affiliated Public Funds” refers collectively to Gladstone Commercial, Gladstone Investment and Gladstone Land and “Gladstone Companies” refers to the Affiliated Public Funds, Adviser, Administrator and their affiliated companies.

General

We were incorporated under the General Corporation Laws of the State of Maryland on May 30, 2001 and completed our initial public offering on August 24, 2001. We are externally managed and operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We intend to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment by meeting certain requirements, including minimum distribution requirements. We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S.”).

Our Investment Objectives and Strategy

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our primary investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of September 30, 2017, our investment portfolio was made up of approximately 90.1% debt investments and 9.9% equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expands our ability to co-invest with certain of our affiliates under certain circumstances and any future BDC or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

As of September 30, 2017, our investment portfolio consisted of investments in 47 companies located in 22 states in 19 different industries with an aggregate fair value of $352.4 million. Since our initial public offering in 2001 through September 30, 2017, we have invested in over 217 different companies, while making 176 consecutive monthly or quarterly cash distributions to common stockholders totaling approximately $297.8 million, or $17.77 per share. We expect that our investment portfolio will primarily include the following four categories of investments in private companies operating in the U.S.:

•	Senior Secured Debt Securities: We seek to invest a portion of our assets in senior secured debt securities also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of its business. The senior secured debt security usually takes the form of first priority liens on all, or substantially all, of the assets of the business. Senior secured debt securities may include investments sourced from the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, as defined in the 1940 Act, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Regulation as a Business Development Company—Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Our Investment Adviser and Administrator

We are externally managed by our Adviser, an affiliate of ours, under an investment advisory and management agreement (the “Advisory Agreement”) and another of our affiliates, the Administrator provides administrative services to us pursuant to a contractual agreement (the “Administration Agreement”). Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial, a publicly-traded real estate investment trust; Gladstone Investment, a publicly-traded BDC and RIC; and Gladstone Land, a publicly-traded real estate investment trust. In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a SEC registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C. The Adviser also has offices in other states. We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services.

THE OFFERING

We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of an offering of our common stock and warrants or rights to acquire such common stock hereunder in any offering, the offering price per share, exclusive of any underwriting commission or discount, will not be less than the net asset value (“NAV”) per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Common Stock Trading Symbol (Nasdaq)	GLAD

6.00% Series 2024 Term Preferred Stock (the “Series 2024 Term Preferred Stock”) Trading Symbol (Nasdaq)	GLADN

Use of Proceeds	Unless otherwise specified in any prospectus supplement, we expect to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in lower middle market businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See “Use of Proceeds.”

Dividends and Distributions

We have paid monthly distributions to the holders of our common stock since October 2003 (and prior to that quarterly distributions since January 2002) and generally intend to continue to do so. In September 2017 we issued, and in October 2017 we made our first distribution on, our Series 2024 Term Preferred Stock and have paid monthly distributions thereafter. The amount of monthly distributions on our capital stock is generally determined by our Board of Directors on a quarterly basis and is based on management’s estimate of the fiscal year’s taxable income. See “Price Range of Common Stock and Distributions.” Because our distributions to common stockholders are based on estimates of taxable income that may differ from actual results, future distributions payable to our common stockholders may also include, and past distributions have included, a return of capital. Such return of capital distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. See “Risk Factors—Risks Related to an Investment in Our Securities—Distributions to our stockholders have included and may in the future include a return of capital.” Certain additional amounts may be deemed as distributed to common stockholders for income tax purposes and may also constitute a return of capital. Other types of securities we might offer will likely pay distributions in accordance with their terms.

Taxation	We intend to continue to elect to be treated for federal income tax purposes as a RIC. So long as we continue to qualify, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute, for each of our taxable years, at least 90.0% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Material U.S. Federal Income Tax Considerations.”

Trading at a Discount	Common shares of closed-end investment companies frequently trade at a discount to their NAV. The possibility that our common shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per common share may decline. We cannot predict whether our common shares will trade above, at or below NAV, although during the past three years, our common stock has often traded, and at times significantly, below NAV. See “Risk Factors— Risks related to an Investment in our Securities—Shares of closed-end investment companies frequently trade at a discount from NAV.”

Certain Anti-Takeover Provisions	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A classified board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Maryland law and other measures we have adopted. See “Certain Provisions of Maryland Law and of Our Charter and Bylaws.”

Dividend Reinvestment Plan

Our transfer agent, Computershare, Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.” There is no dividend reinvestment plan for our Series 2024 Term Preferred Stock.

Management Arrangements	Gladstone Management Corporation serves as the Adviser, and Gladstone Administration, LLC serves as the Administrator. For a description of the Adviser, the Administrator, the Gladstone Companies and the contractual arrangements with these companies, see “Management—Certain Transactions.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Gladstone Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Capital. The following percentages are annualized and have been calculated based on actual expenses incurred in the quarter ended September 30, 2017 and average net assets attributable to common stockholders for the quarter ended September 30, 2017.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)(1)	—%
Offering expenses (as a percentage of offering price)(1)	—%
Dividend reinvestment plan expenses (per sales transaction fee)(2)	Up to $25.00 Transaction fee
Total stockholder transaction expenses(1)	—%
Annual expenses (as a percentage of net assets attributable to common stock)(3):
Base management fee(4)	2.84%
Loan servicing fee(5)	2.07%
Incentive fee (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.36%
Interest payments on borrowed funds(7)	2.20%
Dividend expense on mandatorily redeemable preferred stock(8)	2.10%
Other expenses(9)	1.36%

Total annual expenses(10)	12.93%

(1)	The amounts set forth in this table do not reflect the impact of any sales load, sales commission or other offering expenses borne by Gladstone Capital and its stockholders. The prospectus supplement relating to an offering of securities pursuant to this prospectus will disclose the estimated offering price and the estimated offering expenses and total stockholder transaction expenses borne by Gladstone Capital and its stockholders as a percentage of the offering price. In the event that securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will also disclose the applicable sales load.
(2)	The expenses of the dividend reinvestment plan, if any, are included in stock record expenses, a component of “Other expenses.” If a participant elects by written notice to the plan agent prior to termination of his or her account to have the plan agent sell part or all of the shares held by the plan agent in the participant’s account and remit the proceeds to the participant, the plan agent is authorized to deduct a transaction fee, plus per share brokerage commissions, from the proceeds. The participants in the dividend reinvestment plan will also bear a transaction fee, plus per share brokerage commissions, incurred with respect to open market purchases. See “Dividend Reinvestment Plan” for information on the dividend reinvestment plan.
(3)	The percentages presented in this table are gross of credits to any fees.
(4)

In accordance with the Advisory Agreement, our annual base management fee is 1.75% (0.4375% quarterly) of our average gross assets, which are defined as total assets of Gladstone Capital, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases. In accordance with the requirements of the SEC, the table above shows Gladstone Capital’s base management fee as a percentage of average net assets attributable to common shareholders. For purposes of the table, the gross base management fee has been converted to 2.84% of the average net assets as of September 30, 2017 by dividing the total dollar amount of the management fee by Gladstone Capital’s average net assets. The base management fee for the quarter ended September 30, 2017 before application of any credits was $1.6 million.

Under the Advisory Agreement, the Adviser has provided and continues to provide managerial assistance to our portfolio companies. It may also provide services other than managerial assistance to our portfolio companies and receive fees therefor. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. Generally, at the end of each quarter, 100.0% of these fees are non-contractually, unconditionally and irrevocably credited against the base management fee that we would otherwise be required to pay to the Adviser; however, a small percentage of certain of such fees, primarily for valuation of the portfolio company, is retained by the Adviser in the form of reimbursement at cost for certain tasks completed by personnel of the Adviser. For the quarter ended September 30, 2017, the base management fee credit was $0.3 million. See “Management—Certain Transactions.”

(5)	The Adviser services, administers and collects on the loans held by Gladstone Business Loan, LLC (“Business Loan”), in return for which the Adviser receives a 1.5% annual loan servicing fee payable monthly by Business Loan based on the monthly aggregate balance of loans held by Business Loan in accordance with our Fifth Amended and Restated Credit Agreement, with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender, as amended (the “Credit Facility”). For the three months ended September 30, 2017, the total loan servicing fee was $1.1 million. The entire loan servicing fee paid to the Adviser by Business Loan is generally non-contractually, unconditionally and irrevocably credited against the base management fee otherwise payable to the Adviser since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement. See “Management—Certain Transactions—Investment Advisory and Management Agreement” and footnote 6 below.
(6)	In accordance with our Advisory Agreement, the incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20.0% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate of our net assets, subject to a “catch-up” provision measured as of the end of each calendar quarter. The “catch-up” provision requires us to pay 100.0% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125.0% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide the Adviser with 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125.0% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income-based incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee (see footnote 4 above). The capital gains-based incentive fee equals 20.0% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year. We have not recorded any capital gains-based incentive fee from our inception through September 30, 2017. The income-based incentive fee for the quarter ended September 30, 2017 was $1.3 million.

From time to time, the Adviser has non-contractually, unconditionally and irrevocably agreed to waive a portion of the incentive fees, to the extent net investment income did not cover 100.0% of the distributions to common stockholders during the period. For the quarter ended September 30, 2017, the incentive fee credit was $0.3 million. There can be no guarantee that the Adviser will continue to credit any portion of the fees under the Advisory Agreement in the future.

Examples of how the incentive fee would be calculated are as follows:

•	Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

•	Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

= 100% × (2.00% - 1.75%)

= 0.25%

•	Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875% - 1.75%)) + (20% × (2.30% - 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

•	Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

= 20% × (6% - 1%)

= 20% × 5%

= 1%

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Certain Transactions—Investment Advisory and Management Agreement.”

(7)	Includes amortization of deferred financing costs. As of September 30, 2017, we had $93.0 million in borrowings outstanding on our Credit Facility.
(8)	Includes amortization of deferred financing costs related to our 6.75% Series 2021 Term Preferred Stock (the “Series 2021 Term Preferred Stock”), and Series 2024 Term Preferred Stock, as well as amounts paid to preferred stockholders during the three months ended September 30, 2017. See “Description of Our Securities—Preferred Stock—Series 2024 Term Preferred Stock” for additional information.
(9)	Includes our overhead expenses, including payments under the Administration Agreement based on our projected allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Management—Certain Transactions—Investment Advisory and Management Agreement” and “Business—Transactions with Related Parties—Administration Agreement.”
(10)	Total annualized gross expenses, based on actual amounts incurred for the quarter ended September 30, 2017, would be $28.5 million. After all non-contractual, unconditional and irrevocable credits described in footnote 4, footnote 5 and footnote 6 above are applied to the base management fee, the loan servicing fee, and the incentive fee, total annualized expenses after fee credits, based on actual amounts incurred for the quarter ended September 30, 2017, would be $21.4 million or 9.7% as a percentage of net assets.

Examples

The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed that our quarterly operating expenses would remain at the levels set forth in the table above and are gross of credits to any fees. The amounts set forth below do not reflect the impact of sales load or offering expenses to be borne by Gladstone Capital or its stockholders. In the prospectus supplement relating to an offering of securities pursuant to this prospectus, the examples below will be restated to reflect the impact of the estimated offering expenses borne by Gladstone Capital and its stockholders and, in the event that securities to which this prospectus relates are sold to or through underwriters, the impact of the applicable sales load. The examples below and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment:
assuming a 5% annual return consisting entirely of ordinary income(1)(2)	$116	$327	$510	$871
assuming a 5% annual return consisting entirely of capital gains(2)(3)	$125	$348	$539	$904

(1)	While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of this example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments.
(2)	While the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the average cost of shares of our common stock purchased in the open market in the period beginning on or before the payment date of the distribution and ending when the plan agent has expended for such purchases all of the cash that would have been otherwise payable to participants. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
(3)	For purposes of this example, we have assumed that the entire amount of such 5% annual return would constitute capital gains and that no accumulated capital losses or unrealized depreciation exist that would have to be overcome first before a capital gains based incentive fee is payable.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including all of the amendments, exhibits and schedules thereto.

We also certain file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s website is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on the Nasdaq and our corporate website is located at www.gladstonecapital.com. The information contained on, or accessible through, our website is not a part of this prospectus.

We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See “Experts.”

RISK FACTORS

You should carefully consider the risks described below and all other information contained in this prospectus and the applicable prospectus supplement before making a decision to purchase our securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities and NAV of our common stock could decline, and you may lose all or part of your investment.

Risks Related to the Economy

Market conditions could negatively impact our business, results of operations, cash flows and financial condition.

The market in which we operate is affected by a number of factors that are largely beyond our control but can nonetheless have a potentially significant, negative impact on us. These factors include, among other things:

•	changes in interest rates and credit spreads;

•	the availability of credit, including the price, terms and conditions under which is can be obtained;

•	the quality, pricing and availability of suitable investments and credit losses with respect to our investments;

•	the ability to obtain accurate market-based valuations;

•	loan values relative to the value of the underlying assets;

•	default rates on the loans underlying our investments and the amount of related losses;

•	prepayment rates, delinquency rates and legislative / regulatory changes with respect to our investments and loans, and the timing and amount of servicer advances;

•	competition;

•	the actual and perceived state of the economy and public capital markets generally;

•	the impact of potential changes to the tax code; and

•	the attractiveness of other types of investments relative to investments in lower middle market companies generally.

Changes in these factors are difficult to predict, and a change in one factor can affect other factors resulting in adverse effects to our financial condition.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.

Given the volatility and dislocation that the capital markets have historically experienced, many BDCs have faced, and may in the future face, a challenging environment in which to raise capital. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations. In addition, significant changes in the capital markets have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Market interest rates may have an effect on the value of our securities.

One of the factors that will influence the price of our securities will be the distribution yield on our securities (as a percentage of the price of our securities) relative to market interest rates. An increase in market interest rates, which are currently at low levels relative to historical rates, may lead prospective purchasers of our securities to expect a higher distribution yield and higher interest rates would likely increase our borrowing costs and potentially decrease funds available for distribution. Thus, higher market interest rates could cause the market price of our securities to decrease.

Rising interest rates may negatively impact our investments and have an adverse effect on our business, financial condition, results of operations, and cash flows.

Over the past year, the Federal Reserve has made gradual increases in the federal funds rate, the latest increase occurring December 13, 2017 by a quarter percentage point of 1.25% to 1.5%, with similar increases in March and June of calendar year 2017. A substantial portion of our debt investments have variable interest rates that reset periodically and are generally based on LIBOR with a floor, so an increase in interest rates above the applicable floor may make it more difficult for our portfolio companies to meet their debt servicing obligations to us, which could result in a default under their loan documents with us. To the extent that interest rates increase, this may negatively impact the operating performance of our portfolio companies as they shift cash from other productive uses to the payment of interest or may cause our portfolio companies to refinance or otherwise repay our debt investments earlier than they otherwise would, requiring us to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans. There can be no guarantee the Federal Reserve will continue to raise rates at the gradual pace they originally proposed.

The current U.S. presidential administration, or the “Administration,” may make substantial changes to certain regulations that may adversely affect our business.

The Administration has called for substantial change to fiscal and tax policies, which may include comprehensive tax reform, including significant changes to taxation of business entities and the deductibility of interest expense. On February 3, 2017, President Trump signed an executive order calling for the Administration to review U.S. financial laws and regulations in order to determine their consistency with a set of core principles identified in the order. Some areas identified as subject to potential change, amendment or repeal include the Dodd-Frank Act, the Consumer Protection Act, the Volcker Rule, credit risk retention requirements and the authorities of the Federal Reserve and the Financial Stability Oversight Council. We cannot predict which, if any, of these or other actions will be taken or, if taken, their effect on the financial stability of the credit market in which we operate. Such actions could have a significant adverse effect on our business, financial condition, results of operations, and cash flows.

Changes in the tax laws as a result of the potential enactment of the Tax Cuts and JOBS Act could impact our operations and profitability.

On November 16, 2017, the U.S. House of Representatives passed the Tax Cuts and JOBS Act. On December 2, 2017, the U.S. Senate passed a revised version of the Tax Cuts and JOBS Act, and on December 15, 2017, a conference committee agreed to a compromise bill (the “Tax Reform Bill”). The Tax Reform Bill, if enacted into law, would make significant changes to the U.S. federal income tax rules applicable to both individuals and entities, including corporations. There is uncertainty as to the likelihood and timing of the enactment of the Tax Reform Bill and we are unable to determine what the impact of any such legislation could have on our operations or profitability. You should consult with your tax advisor with respect to the status of the Tax Reform Bills and its potential effect on your investment in our securities.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets or we may borrow an amount equal to 100% of net assets). The Financial CHOICE Act of 2017, which was passed by the U.S. House of Representatives in June 2017, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, if such legislation is passed with no significant modifications, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

We may experience fluctuations in our quarterly and annual results based on the impact of inflation in the U.S.

The majority of our portfolio companies are in industries that are directly impacted by inflation, such as consumer goods and services and manufacturing. Our portfolio companies may not be able to pass on to customers increases in their costs of operations which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

The recent volatility of oil and natural gas prices could impair certain of our portfolio companies’ operations and ability to satisfy obligations to their respective lenders and investors, including us, which could negatively impact our financial condition.

Our portfolio includes a concentration of companies in the oil and gas industry with the fair value of these investments representing approximately $34.7 million, or 9.9% of our total portfolio at fair value as of September 30, 2017. These businesses provide services to oil and gas companies and are indirectly impacted by the prices of, and demand for, oil and natural gas, which have recently experienced volatility, including significant decline in prices, and such volatility could continue or increase in the future. A substantial or extended decline in oil and natural gas demand or prices may adversely affect the business, financial condition, cash flows, liquidity or results of operations of these portfolio companies and might impair their ability to meet capital expenditure obligations and financial commitments. A prolonged or continued decline in oil prices could therefore have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

There has been increased competitive pressure in the BDC and investment company marketplace for senior and senior subordinated debt, resulting in lower yields for increasingly riskier investments. A large number of entities compete with us and make the types of investments that we seek to make in lower middle market companies. We compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent that they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The competitive pressures we face could have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms, and structure. However, if we match our competitors’ pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in lower middle market companies are extremely risky and could cause you to lose all or a part of your investment.

Investments in lower middle market companies are subject to a number of significant risks including the following:

•	Lower middle market companies are likely to have greater exposure to economic downturns than larger businesses. Our portfolio companies may have fewer resources than larger businesses, and thus any economic downturns or recessions are more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by a recession, its ability to repay our loan or engage in a liquidity event, such as a sale, recapitalization or initial public offering would be diminished.

•	Lower middle market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to portfolio companies that typically do not have readily available access to financing. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower’s ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guaranties we may have obtained from the borrower’s management. As of September 30, 2017, two portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $27.9 million, or 7.5% of the cost basis of all debt investments in our portfolio. While we are working with the portfolio companies to improve their profitability and cash flows, there can be no assurance that our efforts will prove successful. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender’s security interest.

•	Lower middle market companies typically have narrower product lines and smaller market shares than large businesses. Because our target portfolio companies are lower middle market businesses, they will tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial, and technical personnel.

•	There is generally little or no publicly available information about these businesses. Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, the Adviser and its employees, Gladstone Securities and certain consultants to perform due diligence investigations of these portfolio companies, their operations, and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

•	Lower middle market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be exposed to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position, or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow, and other coverage tests typically imposed by their senior lenders. A borrower’s failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower’s ability to repay our loan would be jeopardized.

•	Lower middle market companies are more likely to be dependent on one or two persons. Typically, the success of a lower middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability, or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

•	Lower middle market companies may have limited operating histories. While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

•	Debt securities of lower middle market companies typically are not rated by a credit rating agency. Typically a lower middle market private business cannot or will not expend the resources to have their debt securities rated by a credit rating agency. We expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be at rates below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered high risk as compared to investment-grade debt instruments.

Because the loans we make and equity securities we receive when we make loans are not publicly traded, there is uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value (“NAV”).

Our portfolio investments are, and we expect will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments, based on our investment valuation policy (the “Policy”) (which has been approved by our Board of Directors). Our Board of Directors reviews valuation recommendations that are provided by the professionals of the Adviser and Administrator, with oversight and direction from our chief valuation officer, an employee of the Administrator who reports directly to our Board of Directors, (collectively, the “Valuation Team”). In valuing our investment portfolio, several techniques are used, including, a total enterprise value approach, a yield analysis, market quotes, and independent third party assessments. Currently, Standard & Poor’s Securities Evaluation, Inc. provides estimates of fair value on our proprietary debt investments and we use another independent valuation firm to provide valuation inputs for our significant equity investments, including earnings multiple ranges, as well as other information. In addition to these techniques, other factors are considered when determining fair value of our investments, including but limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates. If applicable, new and follow-on proprietary debt and equity investments made during the current three month reporting period ended September 30, 2017 are generally valued at original cost basis. For additional information on our valuation policies, procedures and processes, refer to Note 2—Summary of Significant Accounting Policies in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Our NAV would be adversely affected if the fair value of our investments that are approved by our Board of Directors are higher than the values that we ultimately realize upon the disposal of such securities.

Our most recent NAV was calculated on September 30, 2017 and our NAV when calculated effective December 31, 2017 and thereafter may be higher or lower.

As of September 30, 2017, our NAV per share was $8.40, which was based on the fair value our investments that were reviewed and approved by the Valuation Committee and Board of Directors in connection with financial statements that were audited by our independent registered public accounting firm. NAV per share as of December 31, 2017 may be higher or lower than $8.40 based on potential changes in valuations, our issuance of shares of common stock under our at-the-market program subsequent to September 30, 2017, or dividends paid and earnings for the quarter then ended. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis and if our December 31, 2017 fair value is less than the September 30, 2017 fair value, we will record an unrealized loss on our investment portfolio. If the fair value is greater, we will record an unrealized gain on our investment portfolio. Upon publication of our next quarterly NAV per share determination (generally in our next Quarterly Report on Form 10-Q), the market price of our common stock may fluctuate materially.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are made in the form of securities that are not publicly traded. As a result, our Board of Directors determines the fair value of these securities in good faith pursuant to the Policy. In connection with that determination, the Valuation Team prepares portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. The participation of the Adviser’s investment professionals in our valuation process, and the pecuniary interest in the Adviser by Mr. Gladstone, may result in a conflict of interest as the management fees that we pay the Adviser are based on our gross assets less cash.

The lack of liquidity of our privately held investments may adversely affect our business.

We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of the investments we presently hold and the investments we expect to acquire in the future are, and will be, subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to quickly obtain cash equal to the value at which we record our investments if the need arises. This could cause us to miss important investment opportunities. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may record substantial realized losses upon liquidation. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, the Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

Due to the uncertainty inherent in valuing these securities, the Valuation Team’s determinations of fair value may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the Valuation Team’s determinations regarding the fair value of our investments that are ultimately approved by our Board of Directors are materially different from the values that we ultimately realize upon our disposal of such securities.

When we are a debt or minority equity investor in a portfolio company, which we expect will generally be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate that most of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities. This is particularly true when we invest in syndicated loans, which are loans made by a larger group of investors whose investment objectives may not be completely aligned with ours. As of September 30, 2017, syndicated loans made up approximately 10.0% of our portfolio at cost, or $41.3 million. We therefore are subject to the risk that other lenders in these investments may make decisions that could decrease the value of our portfolio holdings.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

Our strategy, in part, includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees and maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments, which would likely harm our operating results and financial condition.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company.

We may be unable to invest a significant portion of the net proceeds from an offering, from exiting an investment, prepayment of an investment, or other capital source on acceptable terms, which could harm our financial condition and operating results.

Delays in investing the net proceeds raised in an offering or from exiting an investment, prepayment of an investment or other capital source may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds from any offering, from exiting an investment, prepayment of an investment or other capital source on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Prepayments of our investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments we make in our portfolio companies may be repaid prior to maturity. For the year ended September 30, 2017, we received prepayments of investments totaling $71.6 million. We will generally first use any proceeds from prepayments to repay any borrowings outstanding on our Credit Facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Higher taxation of our portfolio companies may impact our quarterly and annual operating results.

Additional taxation at the federal, state or municipality level may have an adverse effect on our portfolio companies’ earnings and reduce their ability to repay our loans to them, thus affecting our quarterly and annual operating results.

Our portfolio is concentrated in a limited number of companies and industries, which subjects us to an increased risk of significant loss if any one of these companies does not repay us or if the industries experience downturns.

As of September 30, 2017, we had investments in 47 portfolio companies, of which there were five investments that comprised approximately $110.9 million, or 31.5% of our total investment portfolio, at fair value. A consequence of a concentration in a limited number of investments is that the aggregate returns we realize may be substantially adversely affected by the unfavorable performance of a small number of such investments or a substantial write-down of any one investment. Beyond our regulatory and income tax diversification requirements, we do not have fixed guidelines for industry concentration and our investments could potentially be concentrated in relatively few industries. In addition, while we do not intend to invest 25.0% or more of our total assets in a particular industry or group of industries at the time of investment, it is possible that as the values of our portfolio companies change, one industry or a group of industries may comprise in excess of 25.0% of the value of our total assets. As a result, a downturn in an industry in which we have invested a significant portion of our total assets could have a materially adverse effect on us. As of September 30, 2017, our largest industry concentrations of our total investments at fair value were in diversified/conglomerate service companies, representing 22.9%; healthcare, education and childcare companies, representing 13.1%; and diversified/conglomerate manufacturing companies, representing 11.6%. Therefore, we are susceptible to the economic circumstances in these industries, and a downturn in one or more of these industries could have a material adverse effect on our results of operations and financial condition.

Our investments are typically long term and will require several years to realize liquidation events.

Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

The disposition of our investments may result in contingent liabilities.

Currently, all of our investments involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the underlying portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investments and subordinate all, or a portion, of our claims to that of other creditors. Holders of debt instruments ranking senior to our investments typically would be entitled to receive payment in full before we receive any distributions. After repaying such senior creditors, such portfolio company may not have any remaining assets to use to repay its obligation to us. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances in which we exercised control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Portfolio company litigation or other litigation or claims against us or our personnel could result in additional costs and the diversion of management time and resources.

In the course of investing in and often providing significant managerial assistance to certain of our portfolio companies, certain persons employed by the Adviser may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, even if without merit, we or such employees may be named as defendants in such litigation, which could result in additional costs, including defense costs, and the diversion of management time and resources. Additionally, other litigations or claims against us or our personnel could result in additional costs, including defense costs, and the diversion of management time and resources.

We may not realize gains from our equity investments and other yield enhancements.

When we make a subordinated loan, we may receive warrants to purchase stock issued by the borrower or other yield enhancements, such as success fees. Our goal is to ultimately dispose of these equity interests and realize gains upon our disposition of such interests. We expect that, over time, the gains we realize on these warrants and other yield enhancements will offset any losses we experience on loan defaults. However, any warrants we receive may not appreciate in value and, in fact, may decline in value and any other yield enhancements, such as success fees, may not be realized. Accordingly, we may not be able to realize gains from our equity interests or other yield enhancements and any gains we do recognize may not be sufficient to offset losses we experience on our loan portfolio.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. We will record decreases in the market values or fair values of our investments as unrealized depreciation. Since our inception, we have, at times, incurred a cumulative net unrealized depreciation of our portfolio. Any unrealized depreciation in our investment portfolio could result in realized losses in the future and ultimately in reductions of our income available for distribution to stockholders in future periods.

Risks Related to Our External Financing

In addition to regulatory limitations on our ability to raise capital, our Credit Facility contains various covenants which, if not complied with, could accelerate our repayment obligations under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay distributions.

We will have a continuing need for capital to finance our investments. As of September 30, 2017, we had $93.0 million in borrowings, at cost, outstanding under our Credit Facility, which provides for maximum borrowings of $170.0 million, with a revolving period end date of January 19, 2019. Our Credit Facility permits us to fund additional loans and investments as long as we are within the conditions set forth in the credit agreement. Our Credit Facility contains covenants that require our wholly-owned subsidiary Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions) and restrict material changes to our credit and collection policies without lenders’ consent. The Credit Facility also limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts deemed to have been paid during the prior year in accordance with Section 855(a) of the Code. We are also subject to certain limitations on the type of loan investments we can make, including restrictions on geographic concentrations, sector concentrations, loan size, interest rate type, payment frequency and status, average life and lien property. Our Credit Facility further requires us to comply with other financial and operational covenants, which obligate us to, among other things, maintain certain financial ratios, including asset and interest coverage, and a minimum number of 25 obligors in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $221.8 million as of September 30, 2017, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Section 18 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code. As of September 30, 2017, and as defined in the performance guaranty of our Credit Facility, we were in compliance with all of our Credit Facility covenants; however, our continued compliance depends on many factors, some of which are beyond our control.

Given the continued uncertainty in the capital markets, the cumulative unrealized depreciation in our portfolio may increase in future periods and threaten our ability to comply with the minimum net worth covenant and other covenants under our Credit Facility. Our failure to satisfy these covenants could result in foreclosure by our lenders, which would accelerate our repayment obligations under the facility and thereby have a material adverse effect on our business, liquidity, financial condition, results of operations and ability to pay distributions to our stockholders.

Any inability to renew, extend or replace our Credit Facility on terms favorable to us, or at all, could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

The revolving period end date of our Credit Facility is January 19, 2019 (the “Revolving Period End Date”) and if our Credit Facility is not renewed or extended by the Revolving Period End Date, all principal and interest will be due and payable on or before May 1, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded to a total of $250.0 million through the addition of other lenders to the facility. However, if additional lenders are unwilling to join the facility on its terms, we will be unable to expand the facility and thus will continue to have limited availability to finance new investments under our Credit Facility. There can be no guarantee that we will be able to renew, extend or replace our Credit Facility upon its Revolving Period End Date on terms that are favorable to us, if at all. Our ability to expand our Credit Facility, and to obtain replacement financing at or before the Revolving Period End Date, will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to expand our Credit Facility, or to renew, extend or refinance our Credit Facility by the Revolving Period End Date, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC under the Code.

If we are unable to secure replacement financing, we may be forced to sell certain assets on disadvantageous terms, which may result in realized losses, and such realized losses could materially exceed the amount of any unrealized depreciation on these assets as of our most recent balance sheet date, which would have a material adverse effect on our results of operations. Such circumstances would also increase the likelihood that we would be required to redeem some or all of our outstanding mandatorily redeemable preferred stock, which could potentially require us to sell more assets. In addition to selling assets, or as an alternative, we may issue equity in order to repay amounts outstanding under our Credit Facility. Based on the recent trading prices of our stock, such an equity offering may have a substantial dilutive impact on our existing stockholders’ interest in our earnings, assets and voting interest in us. If we are not able to renew, extend or refinance our Credit Facility prior to its maturity, it could result in significantly higher interest rates and related charges and may impose significant restrictions on the use of borrowed funds to fund investments or maintain distributions to stockholders.

Our business plan is dependent upon external financing, which is constrained by the limitations of the 1940 Act.

The last equity offering we completed was on September 27, 2017, inclusive of an overallotment option, for a total of 2,070,000 shares of 6.0% preferred stock at a public offering price of $25.00 per share. In addition, subsequent to September 30, 2017 and through November 13, 2017, we sold an additional 471,498 shares under our at-the-market program. However, there can be no assurance that we will be able to raise capital through issuing equity in the near future, especially with respect to common stock, as we are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2018 Annual Meeting of Stockholders to be held in February. Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

•	Senior securities. We may issue “senior securities representing indebtedness” (including borrowings under our Credit Facility) and “senior securities that are stock,” such as our Series 2024 Term Preferred Stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a BDC, to issue such senior securities in amounts such that our asset coverage, as defined in Section 18(h) of the 1940 Act, is at least 200% on such senior security immediately after each issuance of such senior security. As a result of incurring indebtedness (in whatever form), we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay distributions, issue senior securities or repurchase shares of our common stock would be restricted if the asset coverage on each of our senior securities is not at least 200%. If the aggregate value of our assets declines, we might be unable to satisfy that 200% requirement. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to stockholders. Furthermore, if we have to issue common stock at below NAV per common share, any non-participating stockholders will be subject to dilution, as described below. Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that are stock.”

•

Common and Convertible Preferred Stock. Because we are constrained in our ability to issue debt or senior securities for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and our existing common stockholder may experience dilution. In addition, under the 1940 Act, we will generally not be able to issue additional shares of our common stock at a price below NAV per common share to purchasers, other than to our existing stockholders through a rights offering, without first obtaining the approval of our stockholders and our independent directors. If we were to sell shares of our common stock below our then current NAV per common share, such sales would result in an immediate dilution to the NAV per common share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting percentage than the increase in our assets resulting from such issuance. For example, if we issue and sell an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV. This imposes constraints on our ability to raise capital when our common stock is trading below NAV per common share, as it generally has in previous years. As noted above, the 1940 Act prohibits the issuance of multiple classes of “senior securities that are stock.” As a result, we would be prohibited from issuing convertible preferred stock to the extent that such a security was deemed to be a separate class of stock from our outstanding Series 2024 Term Preferred Stock.

We financed certain of our investments with borrowed money and capital from the issuance of senior securities, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding return to common stockholder (A)	(18.2)%	(9.9)%	(1.6)%	6.8%	15.1%

(A)	The hypothetical return to common stockholders is calculated by multiplying our total assets as of September 30, 2017 by the assumed rates of return and subtracting all interest accrued on our debt for the year ended September 30, 2017, adjusted for the dividends on our Series 2021 Term Preferred Stock and 2024 Term Preferred Stock; and then dividing the resulting difference by our total assets attributable to common stock. Based on $365.9 million in total assets, $93.0 million drawn on our Credit Facility (at cost), $51.8 million in aggregate liquidation preference of our Series 2024 Term Preferred Stock, and $219.7 million in net assets, each as of September 30, 2017.

Based on the outstanding balance on our Credit Facility of $93.0 million at cost, as of September 30, 2017, the effective annual interest rate of 5.3% as of that date, and aggregate liquidation preference of our Series 2024 Term Preferred Stock of $51.8 million, our investment portfolio at fair value would have had to produce an annual return of at least 1.7% to cover annual interest payments on the outstanding debt and dividends on our Series 2024 Term Preferred Stock.

A change in interest rates may adversely affect our profitability and our hedging strategy may expose us to additional risks.

We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Higher interest rates on our borrowings will decrease the overall return on our portfolio.

As of September 30, 2017, based on the total principal balance of debt outstanding, our portfolio consisted of approximately 91.6% of loans at variable rates with floors and approximately 8.4% at fixed rates.

We do not currently hold any interest rate cap agreements. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Our ability to receive payments pursuant to an interest rate cap agreement is linked to the ability of the counter-party to that agreement to make the required payments. To the extent that the counter-party to the agreement is unable to pay pursuant to the terms of the agreement, we may lose the hedging protection of the interest rate cap agreement. For additional information on market interest rate fluctuations, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk.”

Risks Related to Our Regulation and Structure

We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.

To maintain our qualification as a RIC, we must meet income source, asset diversification, and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90.0% of our investment company taxable income to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create “original issue discount,” which we must recognize as ordinary income over the term of the debt investment or PIK interest which is accrued generally over the term of the debt investment but not paid in cash, both of which will increase the amounts we are required to distribute to maintain RIC status. Because such original issue discounts (“OID”) and PIK interest will not produce distributable cash for us at the same time as we are required to make distributions, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Business—Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status.”

From time to time, some of our debt investments may include success fees that would generate payments to us if the business is ultimately sold. Because the satisfaction of these success fees, and the ultimate payment of these fees, is uncertain, we generally only recognize them as income when the payment is received. Success fee amounts are characterized as ordinary income for tax purposes and, as a result, we are required to distribute such amounts to our stockholders in order to maintain RIC status.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent us, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition, results of operations and cash flows.

If we do not maintain our status as a BDC, we would be subject to regulation as a registered closed-end investment company under the 1940 Act. As a registered closed-end investment company, we would be subject to substantially more regulatory restrictions under the 1940 Act, which would significantly decrease our operating flexibility.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see “Business—Material U.S. Federal Income Tax Considerations” and “Business— Regulation as a BDC.”

We are subject to restrictions that may discourage a change of control. Certain provisions contained in our charter and Maryland law may prohibit or restrict a change of control and adversely impact the price of our shares.

Our Board of Directors is divided into three classes, with the term of the directors in each class expiring every third year. At each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. After election, a director may only be removed by our stockholders for cause. Election of directors for staggered terms with limited rights to remove directors makes it more difficult for a hostile bidder to acquire control of us. The existence of this provision may negatively impact the price of our securities and may discourage third-party bids to acquire our securities. This provision may reduce any premiums paid to stockholders in a change in control transaction.

Certain provisions of Maryland law applicable to us prohibit business combinations with:

•	any person who beneficially owns, directly or indirectly, 10.0% or more of the voting power of our outstanding voting stock (an “interested stockholder”);

•	an affiliate of ours who at any time within the two-year period prior to the date in question was an interested stockholder; or

•	an affiliate of an interested stockholder.

These prohibitions last for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any business combination with the interested stockholder must be recommended by our Board of Directors and approved by the affirmative vote of at least 80.0% of the votes entitled to be cast by holders of our outstanding shares of voting stock and two-thirds of the votes entitled to be cast by holders of our voting stock other than shares held by the interested stockholder. These requirements could have the effect of inhibiting a change in control even if a change in control were in our stockholders’ interest. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that someone becomes an interested stockholder.

Our charter permits our Board of Directors to issue up to 50.0 million shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock into other classes or series of stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock, which it did in connection with our issuance of approximately 2.1 million shares of Series 2024 Term Preferred Stock. Preferred stock, including our Series 2024 Term Preferred Stock, could also have the effect of delaying, deferring or preventing a change in control of us, including an extraordinary transaction (such as a merger, tender offer or sale of all or substantially all of our assets) that might provide a premium price for holders of our common stock.

Risks Related to Our External Management

We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert L. Marcotte and on the continued operations of the Adviser, for our future success.

We have no employees. Our chief executive officer, chief operating officer, chief financial officer and treasurer, and the employees of the Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, Terry Lee Brubaker and Robert L. Marcotte for their experience, skills and networks. Our executive officers and the employees of the Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on the Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of the Adviser’s operations or termination of the Advisory Agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon the Adviser and that discontinuation of its operations or the loss of its key management personnel could have a material adverse effect on our ability to achieve our investment objectives.

Our success depends on the Adviser’s ability to attract and retain qualified personnel in a competitive environment.

The Adviser experiences competition in attracting and retaining qualified personnel, particularly investment professionals and senior executives, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. The Adviser competes with investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies for qualified personnel, many of which have greater resources than us. Searches for qualified personnel may divert management’s time from the operation of our business. Strain on the existing personnel resources of the Adviser, in the event that it is unable to attract experienced investment professionals and senior executives, could have a material adverse effect on our business.

In addition, we depend upon the Adviser to maintain its relationships with private equity sponsors, placement agents, investment banks, management groups and other financial institutions, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or members of our investment team fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the Adviser has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future.

The Adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right to resign under the Advisory Agreement at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If the Adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition, results of operations and cash flows.

Our incentive fee may induce the Adviser to make certain investments, including speculative investments.

The management compensation structure that has been implemented under the Advisory Agreement may cause the Adviser to invest in high-risk investments or take other risks. In addition to its management fee, the Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead the Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss.

The Advisory Agreement entitles the Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. When calculating our incentive compensation, our pre-incentive fee net investment income excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with the Adviser, see “Business—Transactions with Related Parties.”

We may be required to pay the Adviser incentive compensation on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as debt instruments with PIK interest or OID. If a portfolio company defaults on a loan, it is possible that such accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against the Adviser. Our OID investments totaled $20.7 million as of September 30, 2017, at cost, which are all syndicated loan investments. For the year ended September 30, 2017, we recognized $0.3 million of OID income and the unamortized balance of OID investments as of September 30, 2017 totaled $0.4 million. As of September 30, 2017, we had six investments which had a PIK interest component and we recorded PIK interest income of $5.0 million during the year ended September 30, 2017. We collected $2.0 million in PIK interest in cash for the year ended September 30, 2017.

The Adviser’s failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the Advisory Agreement would likely adversely affect our ability for future growth.

Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on the Adviser’s ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Adviser’s structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of the Adviser has substantial responsibilities under the Advisory Agreement. In order to grow, the Adviser will need to hire, train, supervise, and manage new employees successfully. Any failure to manage our future growth effectively would likely have a material adverse effect on our business, financial condition, and results of operations.

There are significant potential conflicts of interest, including with the Adviser, which could impact our investment returns.

Our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of each of the Gladstone Companies. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is the vice chairman and chief operating officer of each of the Gladstone Companies. Mr. Marcotte is an executive managing director of the Adviser. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective on January 1, 2013, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

More specifically, in certain circumstances we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2017, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior loans in the broadly syndicated market whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the

Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein. In connection with investments made pursuant to the Co-Investment Order a required majority of our Board of Directors must approve the transaction. A “required” majority is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the Company.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay base management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While, neither we nor the Adviser currently receives fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for these other services.

The Adviser is not obligated to provide a credit of the base management fee or incentive fee, which could negatively impact our earnings and our ability to maintain our current level of distributions to our stockholders.

The Advisory Agreement provides for a base management fee based on our gross assets and an incentive fee which consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. Since our 2007 fiscal year, our Board of Directors has accepted on a quarterly basis voluntary, unconditional and irrevocable credits to reduce the annual base management fee, which was previously 2.0%, but following an amendment to the Advisory Agreement, effective July 1, 2015 is now 1.75%, on syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. Further, our Board of Directors has accepted on a quarterly basis non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of distributions to common stockholders. Any waived fees may not be recouped by the Adviser in the future. However, the Adviser is not required to issue these or other credits of fees under the Advisory Agreement, and to the extent our investment portfolio grows in the future, we expect these management and incentive fees will increase. If the Adviser does not issue these credits in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of distributions to our stockholders, which could have a material adverse impact on our stock price.

Our business model is dependent upon developing and sustaining strong referral relationships with investment bankers, business brokers and other intermediaries and any change in our referral relationships may impact our business plan.

We are dependent upon informal relationships with investment bankers, business brokers and traditional lending institutions to provide us with deal flow. If we fail to maintain our relationship with such funds or institutions, or if we fail to establish strong referral relationships with other funds, we will not be able to grow our portfolio of investments and fully execute our business plan.

Our base management fee may induce the Adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any investments made with proceeds of borrowings, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our securities. Given the subjective nature of the investment decisions made by the Adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Risks Related to an Investment in Our Securities

We may experience fluctuations in our quarterly and annual operating results.

We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, among others, variations in our investment income, the interest rates payable on the debt securities we acquire, the default rates on such securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions, including the impacts of inflation. The majority of our portfolio companies are in industries that are directly impacted by inflation, such as manufacturing and consumer goods and services. Our portfolio companies may not be able to pass on to customers increases in their costs of production which could greatly affect their operating results, impacting their ability to repay our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized and unrealized losses and therefore reduce our net assets resulting from operations. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There is a risk that you may not receive distributions or that distributions may not grow over time.

We intend to distribute at least 90.0% of our investment company taxable income to our stockholders on a quarterly basis by paying monthly distributions. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Furthermore, we expect to retain some or all net realized long-term capital gains by first offsetting them with realized capital losses, and secondly through a deemed distribution to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains to our common stockholders. In addition, our Credit Facility restricts the amount of distributions we are permitted to make. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions. Further, the terms of our outstanding preferred stock may restrict our ability to pay distributions on our common stock or require us to redeem shares of preferred stock if we do not meet the required asset coverage ratio for “senior securities that are stock” and fail to cure such required asset coverage ratio within the applicable cure period. See “Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification.”

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Distributions to our stockholders have included and may in the future include a return of capital.

Quarterly, our Board of Directors declares monthly distributions based on then current estimates of taxable income for each fiscal year, which may differ, and in the past have differed, from actual results. Because our distributions are based on estimates of taxable income that may differ from actual results, future distributions payable to our stockholders may also include a return of capital. Moreover, to the extent that we distribute amounts that exceed our current and accumulated earnings and profits, these distributions constitute a return of capital. A return of capital represents a return of a stockholder’s original investment in shares of our stock and should not be confused with a distribution from earnings and profits. Although return of capital distributions may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the sale of our shares by reducing the investor’s tax basis for such shares. Such returns of capital reduce our asset base and also adversely impact our ability to raise debt capital as a result of the leverage restrictions under the 1940 Act, which could have material adverse impact on our ability to make new investments.

The issuance of subscription rights to our existing stockholders may dilute the ownership and voting powers of existing stockholders in our common stock, dilute the NAV of their shares and have a material adverse effect on the trading price of our common stock.

There are significant capital raising constraints applicable to us under the 1940 Act when our common stock is trading below its NAV per share. In the event that we issue subscription rights to our existing stockholders to subscribe for and purchase additional shares of our common stock, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than our most recently determined NAV per common share, our common stockholders are likely to experience an immediate dilution of the per share NAV of their shares as a result of the offer. As a result of these factors, any future rights offerings of our common stock, or our announcement of our intention to conduct a rights offering, could have a material adverse impact on the trading price of our common stock.

Shares of closed-end investment companies frequently trade at a discount from NAV.

Shares of closed-end investment companies frequently trade at a discount from NAV per common share. Since our inception, our common stock has at times traded above NAV, and at times below NAV per share. Subsequent to September 30, 2017, our common stock has traded only at premiums (of up to 17.3%) to our NAV per share, which was $8.40 as of September 30, 2017. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our NAV per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV.

Under the 1940 Act, we are generally not able to issue additional shares of our common stock at a price below NAV per share to purchasers other than our existing stockholders through a rights offering without first obtaining the approval of our common stockholders and our independent directors. Additionally, when our common stock is trading below its NAV per share, our dividend yield may exceed the weighted average returns that we would expect to realize on new investments that would be made with the proceeds from the sale of such stock, making it unlikely that we would determine to issue additional shares in such circumstances. Thus, for as long as our common stock may trade below NAV, we will be subject to significant constraints on our ability to raise capital through the issuance of common stock. Additionally, an extended period of time in which we are unable to raise capital may restrict our ability to grow and adversely impact our ability to increase or maintain our distributions.

Common stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.

At our annual meeting of stockholders on February 11, 2016, our stockholders approved a proposal designed to allow us to sell shares of our common stock below the then current NAV per share of our common stock in one or more offerings for a period of one year from the date of such approval, subject to certain conditions (including, but not limited to, that the number of common shares issued and sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale). Absent such stockholder approval, we would not be able to access the capital markets in an offering at below the then current NAV per share due to restrictions applicable to BDCs under the 1940 Act.

We exercised this right with our Board of Directors’ approval when we completed a public offering of 2,173,444 million shares of our common stock in October 2016, inclusive of an overallotment option, for gross proceeds totaling $17.3 million, at a public offering price of $7.98 per share, which was below our September 30, 2016 NAV of $8.62 per share.

If we were to sell shares of our common stock below NAV per share, such sales would result in an immediate dilution to the NAV per share. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. The greater the difference between the sale price and the NAV per share at the time of the offering, the more significant the dilutive impact would be. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect, if any, cannot be currently predicted. However, if, for example, we sold an additional 10.0% of our common stock at a 5.0% discount from NAV, a stockholder who did not participate in that offering for its proportionate interest would suffer NAV dilution of up to 0.5% or $5 per $1,000 of NAV.

We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at our annual meeting of stockholders held on February 9, 2017 and are not requesting that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at the Company’s 2018 Annual Meeting of Stockholders to be held in February. Should we decide to issue shares of common stock at a price below NAV in the future, we will seek the requisite approval of our stockholders.

We may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy the asset coverage tests under the provisions of the 1940 Act that apply to BDCs. As a BDC, we have the ability to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities representing indebtedness,” including borrowing money from banks or other financial institutions or “senior securities that are stock,” such as our mandatorily redeemable preferred stock, only in amounts such that our asset coverage on each senior security, as defined in the 1940 Act, equals at least 200% after each such incurrence or issuance. Further, we may not be permitted to declare a dividend or make any distribution to our outstanding stockholders or repurchase shares until such time as we satisfy these tests. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution. We have incurred leverage to generate capital to make additional investments. If the value of our assets declines, we may be unable to satisfy the asset coverage test under the 1940 Act, which could prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous.

If we fail to pay dividends on our Series 2024 Term Preferred Stock for two years, the holders of our Series 2024 Term Preferred Stock will be entitled to elect a majority of our directors.

The terms of our Series 2024 Term Preferred Stock provide for annual dividends in the amount of $1.50 per outstanding share of Series 2024 Term Preferred Stock. In accordance with the terms of our Series 2024 Term Preferred Stock, if dividends thereon are unpaid in an amount equal to at least two years of dividends, the holders of Series 2024 Term Preferred Stock will be entitled to elect a majority of our Board of Directors.

Holders of our preferred stock and future holders of any securities ranking senior to our common stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock.

In September 2017, we completed a public offering of the Series 2024 Term Preferred Stock, at a public offering price of $25.00 per share. In such offering, we issued approximately 2.1 million shares of Series 2024 Term Preferred Stock. The shares of Series 2024 Term Preferred Stock have dividend, distribution and liquidation rights that are senior to the rights of the holders of our common stock. Further, in the future, we may attempt to increase our capital resources by making additional offerings of preferred equity securities or issuing debt securities. Upon liquidation, holders of our preferred stock, holders of our debt securities, if any, and lenders with respect to other borrowings, including the Credit Facility, would receive a distribution of our available assets in full prior to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our common stockholders bear the risk of our future offerings reducing the per share trading price of our common stock and diluting their interest in us.

Other Risks

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information, whether through breach of our network security or otherwise.

Maintaining our network security is of critical importance because our systems store highly confidential financial models and portfolio company information. Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, or the operations of businesses in which we invest, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided to us by third-party service providers. We have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute “forward-looking statements.” These statements may relate to, among other things, future events or our future performance, financial condition future operating results, our business prospects and the prospects of our portfolio companies, actual and potential conflicts of interest with our Adviser, and its affiliates, the use of borrowed money to finance our investments, the adequacy of our financing sources and working capital, and our ability to co-invest, among other factors. In some cases, you can identify forward-looking statements by terminology such as “estimate,” “may,” “might,” “believe,” “will,” “provided,” “anticipate,” “future,” “could,” “growth,” “plan,” “intend,” “expect,” “should,” “would,” “if,” “seek,” “possible,” “potential,” “likely” or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) the recurrence of adverse events in the economy and the capital markets; (2) risks associated with negotiation and consummation of pending and future transactions; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker and Robert L. Marcotte; (4) changes in our investment objectives and strategy; (5) availability, terms (including the possibility of interest rate volatility) and deployment of capital; (6) changes in our industry, interest rates, exchange rates or the general economy; (7) the degree and nature of our competition; (8) our ability to maintain our qualification as a RIC and as a BDC; and (9) those factors described in the “Risk Factors” section of this prospectus and any accompanying prospectus supplement. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus. The forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we expect to use the net proceeds from the sale of the Securities first to pay down existing short-term debt, then to make investments in lower middle market businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. For the quarter ended September 30, 2017, indebtedness under our Credit Facility had a weighted average interest rate of approximately 5.2%, excluding effects of amortization on our deferred financing costs, and the revolving period ends on January 19, 2019. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

We currently intend to distribute in the form of cash dividends, for each taxable year, a minimum of 90% of our annual ordinary income and short- term capital gains, if any, to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characterization of each dividend when declared while the actual tax characterization of dividends for each calendar year are reported to each stockholder on IRS Form 1099-DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions paid with respect to our common stock can be reinvested automatically under our dividend reinvestment plan in additional whole and fractional shares of our common stock. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in a dividend reinvestment plan. See “Risk Factors—Risks Related to Our Regulation and Structure—We will be subject to corporate-level tax if we are unable to satisfy Code requirements for RIC qualification;” “Dividend Reinvestment Plan;” and “Material U.S. Federal Income Tax Considerations.”

Our common stock is quoted on the Nasdaq under the symbol “GLAD.” Our common stock has historically traded at prices both above and below its NAV. There can be no assurance that any premium to NAV will be attained or maintained. As of December 18, 2017 there were 36 stockholders of record, meaning individuals or entities that we carry in our records as the registered holder (although not necessarily the beneficial owner) of our common stock.

The following table sets forth the range of high and low intraday sale prices of our common stock as reported on the Nasdaq and the distributions declared by us for the last two completed fiscal years and the current fiscal year through December 18, 2017.

COMMON SHARE PRICE DATA

	NAV(1)	Sales Price		Declared Common Distributions	Premium (Discount) of High to NAV(2)	Premium (Discount) of Low to NAV(2)
		High	Low
Fiscal Year ended September 30, 2016
First Quarter	8.38	9.09	6.39	0.21	8.5	(23.8)
Second Quarter	7.92	7.59	4.71	0.21	(4.2)	(40.5)
Third Quarter	7.95	7.67	6.80	0.21	(3.5)	(14.5)
Fourth Quarter	8.62	8.75	7.24	0.21	1.5	(16.0)
Fiscal Year ended September 30, 2017
First Quarter	8.36	9.62	7.33	0.21	15.1	(12.3)
Second Quarter	8.33	9.92	8.67	0.21	19.1	4.1
Third Quarter	8.38	10.12	9.15	0.21	20.8	9.2
Fourth Quarter	8.40	9.95	8.98	0.21	18.5	6.9
Fiscal Year ending September 30, 2018
First Quarter (through December 18, 2017)	*	9.92	9.16	0.21	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low intraday sale prices. The NAV per shares shown are based on outstanding shares at the end of each period.
(2)	The (discounts) premiums to NAV per share set forth in these columns represent the high or low, as applicable, intraday sale price per share for the relevant quarter minus the NAV per share as of the end of such quarter, and therefore may not reflect the (discount) premium to NAV per share on the date of the high and low intraday sale prices.
*	Not yet available, as the NAV per share as of the end of this quarter has not yet been determined.

Share Repurchases

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The program expired on January 31, 2017. During the year ended September 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in aggregate gross purchases of $0.6 million. We did not repurchase any shares during the year ended September 30, 2017. See “Share Repurchases.”

The following are our outstanding classes of securities as of December 18, 2017.

Title of Class	Amount Authorized	Amount Held by us for Our Account	Amount Outstanding
Common Stock	44,560,000	—	26,632,182
6.00% Series 2024 Term Preferred Stock	5,440,000	—	2,070,000

RATIOS OF EARNINGS TO FIXED CHARGES

For the years ended September 30, 2017, 2016, 2015, 2014 and 2013, the ratios of three income metrics to fixed charges of the Company, computed as set forth below, were as follows:

Year Ended September 30,
	2017	2016	2015		2014	2013
Net investment income plus fixed charges to fixed charges	3.6x	3.4x	3.0x		3.5x	3.6x
Net investment income plus net realized losses plus fixed charges to fixed charges(A)	3.0x	4.3x	(0.8x	)	1.9x	2.8x
Net increase (decrease) in net assets resulting from operations plus fixed charges to fixed charges	3.1x	2.4x	1.9x		2.6x	5.5x

For purposes of computing the ratios, fixed charges include interest expense on borrowings, dividend expense on mandatorily redeemable preferred stock and amortization of deferred financing fees.

(A)	Due to realized losses on certain investments during the year ended September 30, 2015, the ratio of net investment income plus net realized losses plus fixed charges to fixed charges was less than 1:1. We would have needed to generate additional net investment income of approximately $17.0 million during the year ended September 30, 2015 to achieve a coverage ratio of 1:1.

CONSOLIDATED SELECTED FINANCIAL DATA

The following consolidated selected financial data for the fiscal years ended September 30, 2017, 2016, 2015, 2014 and 2013 are derived from our audited accompanying Consolidated Financial Statements. The other data included in the second table below is unaudited. The data should be read in conjunction with our accompanying Notes to Consolidated Financial Statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SELECTED FINANCIAL AND OTHER DATA

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE)

	Year Ended September 30,
	2017	2016	2015	2014	2013
Statement of Operations Data:
Total Investment Income	$39,233	$39,112	$38,058	$36,585	$36,154
Total Expenses, Net of Credits from Adviser	17,800	19,625	20,358	18,217	17,768

Net Investment Income	21,433	19,487	17,700	18,368	18,386

Net Realized and Unrealized (Loss) Gain	(4,253)	(8,120)	(9,216)	(7,135)	13,833

Net Increase in Net Assets Resulting from Operations	$17,180	$11,367	$8,484	$11,233	$32,219

Per Share Data:
Net Investment Income per Common Share—Basic and Diluted(A)	$0.84	$0.84	$0.84	$0.87	$0.88
Net Increase in Net Assets Resulting from Operations per Common Share—Basic and Diluted(A)	0.67	0.49	0.40	0.53	1.53
Distributions Declared and Paid Per Common Share(B)	0.84	0.84	0.84	0.84	0.84
From net investment income	0.84	0.70	0.84	0.12	0.78
From realized gains	—	0.14	—	—	—
From return of capital	—	—	—	0.72	0.06
Statement of Assets and Liabilities Data:
Total Assets	$365,860	$337,178	$382,482	$301,429	$295,091
Net Assets	219,650	201,207	191,444	199,660	205,992
Net Asset Value Per Common Share	8.40	8.62	9.06	9.51	9.81
Common Shares Outstanding	26,160,684	23,344,422	21,131,622	21,000,160	21,000,160
Weighted Common Shares Outstanding—Basic and Diluted	25,495,117	23,200,642	21,066,844	21,000,160	21,000,160
Senior Securities Data:
Total borrowings, at cost(C)	$93,000	$71,300	$127,300	$36,700	$46,900
Mandatorily redeemable preferred stock(C)(D)	51,750	61,000	61,000	61,000	38,497

(A)	Per share data is based on the weighted average common stock outstanding for both basic and diluted.
(B)	The tax character of distributions is determined on an annual basis. For further information on the estimated character of our distributions to common stockholders, please refer to Note 9—Distributions to Common Stockholders included elsewhere in this prospectus.

(C)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our level of indebtedness.
(D)	Represents the total liquidation preference of our mandatorily redeemable preferred stock.

	Year Ended September 30,
	2017	2016	2015	2014	2013
Other Unaudited Data:
Number of Portfolio Companies at Year End	47	45	48	45	47
Average Size of Portfolio Company Investment at Cost	$8,754	$8,484	$8,547	$7,762	$7,069
Principal Amount of New Investments	99,241	79,401	102,299	81,731	80,418
Proceeds from Loan Repayments, Investments Sold and Exits(A)	83,444	121,144	40,273	72,560	117,048
Weighted Average Yield on Investments, excluding loans on non-accrual status(B)	11.57%	11.08%	10.93%	11.47%	11.63%
Weighted Average Yield on Investments, including loans on non-accrual status(C)	10.61	10.27	9.84	9.99	9.74
Total Return(D)	27.90	11.68	2.40	9.62	9.90

(A)	Includes non-cash reductions in cost basis.
(B)	Weighted average yield on investments, excluding loans on non-accrual status, equals interest income on investments divided by the weighted average interest-bearing principal balance throughout the fiscal year.
(C)	Weighted average yield on investments, including loans on non-accrual status, equals interest income on investments divided by the weighted average total principal balance throughout the fiscal year.
(D)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account dividends reinvested in accordance with the terms of the dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, refer to Note 9—Distributions to Common Stockholders elsewhere in this prospectus.

SELECTED QUARTERLY DATA (UNAUDITED)

The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended September 30, 2017. The information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	Quarter Ended
	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017
Total investment income	$9,974	$8,793	$9,632	$10,834
Net investment income	5,207	5,359	5,379	5,488
Net Increase (decrease) in net assets resulting from operations	916	4,656	6,163	5,445
Net Increase (decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$0.04	$0.18	$0.24	$0.21

	Quarter Ended
	December 31, 2015	March 31, 2016	June 30, 2016	September 30, 2016
Total investment income	$10,060	$9,456	$9,844	$9,750
Net investment income	4,759	4,917	4,907	4,905
Net Increase (decrease) in net assets resulting from operations	(8,704)	(6,139)	5,516	20,697
Net Increase (decrease) in Net Assets Resulting From Operations per Weighted Average Common Share (Basic and Diluted)	$(0.38)	$(0.26)	$0.24	$0.89

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our accompanying Consolidated Financial Statements and the notes thereto contained elsewhere in this prospectus. Historical financial condition and results of operations and percentage relationships among any amounts in the financial statements are not necessarily indicative of financial condition, results of operations or percentage relationships for any future periods. Except per share amounts, dollar amounts in the tables included herein are in thousands unless otherwise indicated.

OVERVIEW

General

We were incorporated under the Maryland General Corporation Law on May 30, 2001. We operate as an externally managed, closed-end, non-diversified management investment company, and have elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are subject to certain constraints, including limitations imposed by the 1940 Act and the Code.

We were established for the purpose of investing in debt and equity securities of established private businesses operating in the U.S. Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established businesses that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our investment objectives, our investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We expect that our investment portfolio over time will consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of September 30, 2017, our investment portfolio was made up of approximately 90.1% debt investments and 9.9% equity investments, at cost.

We focus on investing in lower middle market companies in the U.S. that meet certain criteria, including, but not limited to, the following: the sustainability of the business’ free cash flow and its ability to grow it over time, adequate assets for loan collateral, experienced management teams with a significant ownership interest in the borrower, reasonable capitalization of the borrower, including an ample equity contribution or cushion based on prevailing enterprise valuation multiples and, to a lesser extent, the potential to realize appreciation and gain liquidity in our equity position, if any. We lend to borrowers that need funds for growth capital or to finance acquisitions or recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity and have opportunistically made several co-investments with our affiliate Gladstone Investment, a BDC also managed by our Advisor, pursuant to an exemptive order granted by the SEC. We believe this ability to co-invest will continue to enhance our ability to further our investment objectives and strategies. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

Going into fiscal year 2018, we intend to continue to make new conservative investments in businesses with steady cash flows. We are focused on building our pipeline and making investments that meet our objectives and strategies and that provide appropriate returns, in light of the accompanying risks.

Business

Portfolio and Investment Activity

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (generally based on the one-month LIBOR) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, have a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of a portfolio company, typically from an exit or sale. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called PIK interest.

Typically, our equity investments consist of common stock, preferred stock, limited liability company interests, or warrants to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

During the year ended September 30, 2017, we invested $99.2 million in eleven new portfolio companies and extended $17.6 million of investments to existing portfolio companies. In addition, during the year ended September 30, 2017, we exited nine portfolio companies through sales and early payoffs. We received a total of $83.4 million in combined net proceeds and principal repayments from the aforementioned portfolio company exits as well as existing portfolio companies during the year ended September 30, 2017. This activity resulted in a net increase in our overall portfolio by two portfolio companies to 47 and a net increase of 7.8% in our portfolio at cost since September 30, 2016. We intend to continue to make new conservative investments in businesses with steady cash flows. We are focused on building our pipeline and making investments that meet our objectives and strategies and that provide appropriate returns, in light of the accompanying risks. From our initial public offering in August 2001 and through September 30, 2017, we have made 470 different loans to, or investments in, 217 companies for a total of approximately $1.7 billion, before giving effect to principal repayments on investments and divestitures.

During the year ended September 30, 2017, the following significant transactions occurred:

•	In October 2016, RP Crown Parent, LLC paid off at par for net proceeds of $2.0 million.

•	In October 2016, our $3.9 million secured first lien debt investment in Vertellus Specialties, Inc. was restructured. As a result of the restructure, we received a new $1.1 million secured second lien debt investment in Vertellus Holdings LLC and common equity with a cost basis of $3.0 million.

•	In November 2016, we completed the sale of substantially all the assets of RBC Acquisition Corp. (“RBC”) for net proceeds of $36.3 million, which resulted in a realized loss of $2.3 million. In connection with the sale, we received success fee income of $1.1 million and net receivables of $1.5 million, which are recorded within Other assets, net.

•	In November 2016, we invested $5.2 million in Sea Link International IRB, Inc. through secured second lien debt and equity.

•	In December 2016, we sold our investment in Behrens Manufacturing, LLC (“Behrens”), which resulted in success fee income of $0.4 million and a realized gain of $2.5 million. In connection with the sale, we received net cash proceeds of $8.2 million, including the repayment of our debt investment of $4.3 million at par.

•	In December 2016, we invested $7.0 million in Vacation Rental Pros Property Management, LLC through secured second lien debt.

•	In December 2016, Autoparts Holdings Limited paid off at par for proceeds of $0.7 million.

•	In December 2016, we invested $5.0 million in LDiscovery, LLC through secured second lien debt.

•	In February 2017, we invested $10.0 million in Belnick, Inc. through secured second lien debt.

•	In February 2017, we invested $29.0 million in NetFortris Corp. through secured first lien debt.

•	In February 2017, Vitera Healthcare Solutions, LLC paid off at par for net proceeds of $4.5 million.

•	In March 2017, LCR Contractors, LLC paid off at par for net cash proceeds of $8.6 million. In connection with the payoff, we received a prepayment fee of $0.2 million.

•	In April 2017, we invested $22.0 million in HB Capital Resources, Ltd. through secured second lien debt.

•	In May 2017, we invested an additional $4.1 million in an existing portfolio company, Lignetics, Inc., through secured second lien debt and equity, to support an acquisition.

•	In May 2017, we invested $4.0 million in Keystone Acquisition Corp. through secured second lien debt.

•	In June 2017, we invested $3.0 million in Medical Solutions Holdings, Inc. through secured second lien debt.

•	In July 2017, our loan to SourceHOV, LLC was paid off for net proceeds of $4.8 million, resulting in a realized loss of $0.2 million.

•	In August 2017, we invested $12.5 million in EL Academies, Inc. through secured first lien debt and equity.

•	In August 2017, Drumcree, LLC paid off at par for net cash proceeds of $6.3 million.

•	In August 2017, The Active Network, Inc. paid off at par for net proceeds of $0.5 million.

•	In August 2017, we invested $1.0 million in Neustar, Inc. through secured second lien debt.

•	In September 2017, our investment in Targus Cayman HoldCo, Ltd. was restructured. As part of the transaction, our secured first lien debt investment with a cost basis of approximately $2.6 million was converted to shares of common equity with a cost basis of approximately $2.6 million. There were no changes to our existing common stock investment with a cost basis of approximately $2.3 million.

•	In September 2017, we invested $0.5 million in Frontier Financial Group, Inc. through equity.

Refer to Note 15—Subsequent Events in the accompanying Consolidated Financial Statements included elsewhere in this prospectus for portfolio activity occurring subsequent to September 30, 2017.

Capital Raising

We have been able to meet our capital needs through extensions of and increases to the Credit Facility and by accessing the capital markets in the form of public equity offerings of common and preferred stock. We have successfully extended the Credit Facility’s revolving period multiple times, most recently to January 2019, and currently have a total commitment amount of $170.0 million. Additionally, we issued 2.1 million shares of our 6.00% Series 2024 Term Preferred Stock, par value $0.001 per share (“Series 2024 Term Preferred Stock”) at a public offering price of $25.00 per share, for gross proceeds of $51.8 million in September 2017, inclusive of the overallotment, approximately 2.2 million shares of our common stock for gross proceeds of $17.3 million in October 2016, inclusive of the November 2016 overallotment, and 2.3 million shares of common stock for gross proceeds of $19.7 million in October 2015, inclusive of the November 2015 overallotment. Additionally, during the twelve months ended September 30, 2017, we sold 642,818 shares of our common stock under our at-the-market program with Cantor Fitzgerald & Co., at a weighted-average price of $9.88 per share and raised $6.4 million of gross proceeds. Refer to “Liquidity and Capital Resources—Equity—Common Stock” and “Liquidity and Capital Resources—Equity—Term Preferred Stock” for further discussion of our common stock and mandatorily redeemable preferred stock and “Liquidity and Capital Resources—Revolving Line of Credit” for further discussion of the Credit Facility.

Although we were able to access the capital markets historically and in recent years, we believe uncertain market conditions could affect the trading price of our capital stock and thus may inhibit our ability to finance new investments through the issuance of equity. When our stock trades below NAV per common share, as it has often done in previous years, our ability to issue equity is constrained by provisions of the 1940 Act, which generally prohibits the issuance and sale of our common stock below NAV per common share without first obtaining approval from our stockholders and our independent directors, other than through sales to our then-existing stockholders pursuant to a rights offering. We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at our annual meeting of stockholders held on February 9, 2017. Should we decide to issue shares of common stock at a price below NAV in the future, we will seek the requisite approval of our stockholders at such time.

On December 18, 2017, the closing market price of our common stock was $9.54, a 13.6% premium to our September 30, 2017 NAV per share of $8.40.

Regulatory Compliance

Our ability to seek external debt financing, to the extent that it is available under current market conditions, is further subject to the asset coverage limitations of the 1940 Act, which require us to have an asset coverage (as defined in Sections 18 and 61 of the 1940 Act) of at least 200% on our “senior securities representing indebtedness” and our “senior securities that are stock.” As of September 30, 2017, our asset coverage on our “senior securities representing indebtedness” was 388.2% and our asset coverage on our “senior securities that are stock” was 249.6%.

Recent Developments

At-the-Market Program

Subsequent to September 30, 2017 and through November 13, 2017, we sold an additional 471,498 shares of our common stock under our at-the-market program with Cantor Fitzgerald & Co, at a weighted-average price of $9.69 per share and raised $4.6 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $4.5 million.

Distributions

On October 10, 2017, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
October 20, 2017	October 31, 2017	$0.07	$0.141667	(A)
November 20, 2017	November 30, 2017	0.07	0.125
December 19, 2017	December 29, 2017	0.07	0.125

	Total for the Quarter	$0.21	$0.391667

(A)	The dividend paid on October 31, 2017 included the pro-rated period from and including the issuance date of September 27, 2017 to and including September 30, 2017, and the full month of October 2017.

Portfolio and Investment Activity

In October 2017, we sold our investment in Flight Fit N Fun LLC, which had a cost basis and fair value of $8.5 million and $9.2 million, respectively, as of September 30, 2017. In connection with the sale, we received net cash proceeds of approximately $9.4 million, including the repayment of our debt investment of $7.8 million at par.

In October 2017, PSC Industrial Holdings, LLC paid off at par for net proceeds of $3.5 million.

In October 2017, we invested $11.0 million in AVST Parent Holdings, LLC through secured first lien debt.

In November 2017, DataPipe, Inc. paid off at par for net proceeds of $2.0 million.

In November 2017, we invested $5.0 million in DigiCert Holdings, Inc. through secured second lien debt.

In November 2017, we invested $4.0 million in Red Ventures, LLC through secured second lien debt.

In November 2017, we invested $1.0 million in ABG Intermediate Holdings 2, LLC through secured second lien debt.

In November 2017, we invested $7.5 million in Arc Drilling Holdings, LLC through secured first lien debt and equity.

In November 2017, we invested $7.5 million in Gray Matter Systems, LLC through secured second lien debt.

RESULTS OF OPERATIONS

Comparison of the Year Ended September 30, 2017 to the Year Ended September 30, 2016

	For the Year Ended September 30,
	2017	2016	$ Change	% Change
INVESTMENT INCOME
Interest income	$37,073	$35,219	$1,854	5.3%
Other income	2,160	3,893	(1,733)	(44.5)

Total investment income	39,233	39,112	121	0.3

EXPENSES
Base management fee	5,781	5,684	97	1.7
Loan servicing fee	4,146	3,890	256	6.6
Incentive fee	4,779	4,514	265	5.9
Administration fee	1,102	1,182	(80)	(6.8)
Interest expense on borrowings	3,073	2,899	174	6.0
Dividend expense on mandatorily redeemable preferred stock	4,152	4,118	34	0.8
Amortization of deferred financing fees	1,094	1,075	19	1.8
Other expenses	1,945	2,459	(514)	(20.9)

Expenses, before credits from Adviser	26,072	25,821	251	1.0
Credit to base management fee—loan servicing fee	(4,146)	(3,890)	(256)	6.6
Credit to fees from Adviser—other	(4,126)	(2,306)	(1,820)	78.9

Total expenses, net of credits	17,800	19,625	(1,825)	(9.3)

NET INVESTMENT INCOME	21,433	19,487	1,946	10.0

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain on investments	(3,475)	7,216	(10,691)	(148.2)
Net realized loss on other	(1,288)	(64)	(1,224)	(1,912.5)
Net unrealized appreciation (depreciation) of investments	625	(15,334)	15,959	104.1
Net unrealized (depreciation) appreciation of other	(115)	62	(177)	(285.5)

Net loss from investments and other	(4,253)	(8,120)	3,867	47.6

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,180	$11,367	$5,813	51.1%

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.84	$0.84	$—	—%

Net increase in net assets resulting from operations	$0.67	$0.49	$0.18	36.7%

Investment Income

Interest income increased by 5.3% for the year ended September 30, 2017, as compared to the prior year. This increase was due primarily to an increase in the weighted average yield on our interest-bearing portfolio. The weighted average yield on our interest-bearing investments is based on the current stated interest rate on interest-bearing investments which increased to 11.6% for the year ended September 30, 2017 compared to 11.1% for the year ended September 30, 2016, inclusive of any allowances on interest receivables made during those periods. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2017, was $320.1 million, compared to $317.0 million for the prior year, an increase of $3.1 million, or 1.0%.

As of September 30, 2017, two portfolio companies, Sunshine Media Holdings (“Sunshine”) and Alloy Die Casting Co. (“ADC”), were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $27.9 million, or 7.5% of the cost basis of all debt investments in our portfolio. As of September 30, 2016, two portfolio companies, Sunshine and Vertellus Holdings, LLC, were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $26.5 million, or 7.7% of the cost basis of all debt investments in our portfolio.

Other income decreased by 44.5% during the year ended September 30, 2017, as compared to the prior year. This decrease was primarily due to a $1.9 million decrease in success fees recognized year over year. For the year ended September 30, 2017, other income consisted primarily of $1.5 million in success fees recognized, $0.3 million in dividend income, and $0.3 million in prepayment fees received. For the year ended September 30, 2016, other income consisted primarily of $3.4 million in success fees recognized, $0.3 million in dividend income, and $0.2 million in prepayment fees.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2017		Year Ended September 30, 2017
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
NetFortris Corp.(A)	$24,240	6.9%	$1,566	4.0%
IA Tech, LLC	23,633	6.7	2,813	7.2
HB Capital Resources, Ltd.(A)	22,110	6.3	1,107	2.8
WadeCo Specialties, Inc.	22,016	6.2	1,936	4.9
Lignetics, Inc.	18,949	5.4	1,862	4.8

Subtotal—five largest investments	110,948	31.5	9,284	23.7
Other portfolio companies	241,425	68.5	29,922	76.3

Total Investment Portfolio	$352,373	100.0%	$39,206	100.0%

	As of September 30, 2016		Year Ended September 30, 2016
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$37,345	11.6%	$3,347	8.6%
IA Tech, LLC (A)	23,230	7.2	888	2.3
WadeCo Specialties, Inc.	18,980	5.9	2,059	5.3
United Flexible, Inc.	17,744	5.5	2,108	5.4
Lignetics, Inc.	14,821	4.6	1,708	4.3

Subtotal—five largest investments	112,120	34.8	10,110	25.9
Other portfolio companies	209,994	65.2	28,997	74.1

Total Investment Portfolio	$322,114	100.0%	$39,107	100.0%

(A)	New investment during applicable period.

Expenses

Expenses, net of credits from the Adviser, decreased by 9.3% for the year ended September 30, 2017 as compared to the prior year. This decrease was primarily due to decreases in our net base management and incentive fees to the Advisor.

Interest expense increased by 6.0% during the year ended September 30, 2017, as compared to the prior year, due to an increase in the LIBOR component of the effective interest rate partially offset by a lower weighted average balance outstanding. The effective interest rate on our Credit Facility, excluding the impact of deferred financing costs, was 5.3% during the year ended September 30, 2017 compared to 4.5% during the prior year period. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2017, was approximately $58.4 million, as compared to $64.0 million in the prior year period, a decrease of 8.8%.

Other expenses decreased by 20.9% during the year ended September 30, 2017, as compared to the prior year, primarily due to decreases in shareholder related costs and professional fees.

Net base management fee earned by the Adviser decreased by $0.8 million, or 17.4%, during the year ended September 30, 2017, as compared to the prior year period, resulting from an increase in portfolio company fee credits due to new investments made in the current year period.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of our distributions to common stockholders during the years ended September 30, 2017 and 2016, which credits totaled $2.3 million and $1.4 million, respectively.

The base management, loan servicing and incentive fees, and associated non-contractual, unconditional and irrevocable credits, are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the accompanying Notes to Consolidated Financial Statements and are summarized in the following table:

	Year Ended September 30,
	2017	2016
Average total assets subject to base management fee(A)	$330,343	$324,800
Multiplied by annual base management fee of 1.75%	1.75%	1.75%

Base management fee(B)	5,781	5,684
Portfolio company fee credit	(1,588)	(785)
Syndicated loan fee credit	(221)	(92)

Net Base Management Fee	$3,972	$4,807

Loan servicing fee(B)	$4,146	$3,890
Credit to base management fee—loan servicing fee(B)	(4,146)	(3,890)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	$4,779	$4,514
Incentive fee credit	(2,317)	(1,429)

Net Incentive Fee	$2,462	$3,085

Portfolio company fee credit	$(1,588)	$(785)
Syndicated loan fee credit	(221)	(92)
Incentive fee credit	(2,317)	(1,429)

Credit to Fees from Adviser—Other (B)	$(4,126)	$(2,306)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and adjusted appropriately for any share issuances or repurchases during the applicable year.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statement of Operations located elsewhere in this prospectus.

Realized Loss and Unrealized Appreciation

Net Realized Loss on Investments

For the year ended September 30, 2017, we recorded a net realized loss on investments of $3.5 million, which resulted primarily from the sale of substantially all the assets of RBC for a $2.3 million realized loss and the write-off of $5.0 million on our investment in Sunshine, partially offset by the sale of Behrens for a $2.5 million realized gain and a $1.2 million realized gain related to an additional earn-out from Funko, LLC (“Funko”), which we exited in the prior year.

For the year ended September 30, 2016, we recorded a net realized gain on investments of $7.2 million, which resulted primarily from the sales of Funko, Southern Petroleum Laboratories, Inc. (“SPL”), Westland Technologies, Inc. (“Westland”), and Ashland Acquisitions, LLC (“Ashland”) for a combined realized gain of $18.7 million and net proceeds of $35.4 million. This realized gain was partially offset by a combined realized loss of $11.7 million recognized from the sale of Heartland Communications Group (“Heartland”) and the restructures of Targus Group International, Inc. (“Targus”) and Precision Acquisition Group Holdings, Inc. (“Precision”) during the year ended September 30, 2016. We also recognized a realized loss of $0.6 million during the year ended September 30, 2016 related to a settlement associated with WP Evenflo Group Holdings, Inc., which we previously exited at a realized gain of $1.0 million in September 2014.

Net Realized Loss on Other

We incurred a loss on extinguishment of debt of $1.3 million during the year ended September 30, 2017, which resulted from the write-off of unamortized deferred issuance costs at the time of redemption of our 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Preferred Stock”) in September 2017. During the year ended September 30, 2016, we recorded a net realized loss of $0.1 million due to the expiration of our interest rate cap agreement in January 2016.

Net Unrealized Appreciation of Investments

During the year ended September 30, 2017, we recorded net unrealized appreciation of investments in the aggregate amount of $0.6 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2017, were as follows:

	Year Ended September 30, 2017
Portfolio Company	Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
WadeCo Specialties, Inc.	$—	$2,900	$—	$2,900
SourceHOV LLC	(218)	1,756	97	1,635
Funko, LLC	1,273	(106)	—	1,167
Targus Cayman HoldCo, Ltd.	—	662	—	662
LWO Acquisitions Company, LLC	—	608	—	608
Flight Fit N Fun LLC	—	456	—	456
IA Tech, LLC	—	403	—	403
Vitera Healthcare Solutions, LLC	—	213	115	328
PIC 360, LLC	—	315	—	315
B+T Group Acquisition Inc.	—	305	—	305
Travel Sentry, Inc.	—	255	—	255
Leeds Novamark Capital I, L.P.	—	229	—	229
NetFortris Corp.	(14)	239	—	225
PSC Industrial Holdings Corp.	—	219	—	219
United Flexible, Inc.	—	177	—	177
Drumcree, LLC	—	169	(15)	154
Merlin International, Inc.	—	150	—	150
Vision Government Solutions, Inc.	—	141	—	141
TWS Acquisition Corporation	—	127	—	127
Westland Technologies, Inc.	126	—	—	126
Meridian Rack & Pinion, Inc.	—	(246)	—	(246)
L Discovery	—	(265)	—	(265)
Edge Adhesives Holdings, Inc.	—	(468)	—	(468)
FedCap Partners, LLC	—	(514)	—	(514)
Behrens Manufacturing, LLC	2,544	—	(3,211)	(667)
New Trident Holdcorp, Inc.	—	(878)	—	(878)
Defiance Integrated Technologies, Inc.	—	(1,125)	—	(1,125)
RBC Acquisition Corp.	(2,330)	—	1,119	(1,211)
Vertellus Holdings LLC	109	(1,456)	—	(1,347)
Francis Drilling Fluids, Ltd.	—	(2,066)	—	(2,066)
Alloy Die Casting, Corp.	—	(2,303)	—	(2,303)
Sunshine Media Holdings	(5,000)	(995)	3,612	(2,383)
Other, net (<$250)	35	33	(27)	41

Total:	$(3,475)	$(1,065)	$1,690	$(2,850)

The primary drivers of our net unrealized appreciation for the year ended September 30, 2017, were an increase in the value of WadeCo Specialties, Inc., increased performance on certain of our portfolio companies, and the reversal of previously recorded depreciation on our investment in Sunshine upon partial write-off. These factors were partially offset by a decline in performance and decrease in comparable multiples used in the valuation of certain of our other portfolio companies and the reversal of $3.2 million of previously recorded unrealized appreciation on our investment in Behrens upon exit.

The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2016, were as follows:

	Year Ended September 30, 2016
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
RBC Acquisition Corp.	$1,207	$11,896	$—	$13,103
Legend Communications of Wyoming, LLC	—	2,857	27	2,884
Behrens Manufacturing, LLC	—	2,206	—	2,206
Funko, LLC	16,874	98	(16,009)	963
Southern Petroleum Laboratories, Inc.	873	871	(995)	749
Precision Acquisition Group Holdings, Inc.	(3,821)	(1,282)	5,805	702
Westland Technologies, Inc.	909	622	(866)	665
J. America, Inc.	—	482	—	482
Triple H Food Processors	—	351	—	351
RP Crown Parent, LLC	—	276	—	276
GFRC Holdings, LLC	—	(271)	—	(271)
Ashland Acquisitions, LLC	72	183	(572)	(317)
Mikawaya	—	(379)	—	(379)
FedCap Partners, LLC	—	(381)	—	(381)
New Trident Holdcorp, Inc.	—	(442)	—	(442)
AG Transportation Holdings, LLC	—	(454)	—	(454)
WP Evenflo Group Holdings, Inc.	(550)	—	—	(550)
WadeCo Specialties, Inc.	—	(722)	—	(722)
Vision Government Solutions, Inc.	—	(779)	—	(779)
Vertellus Specialties Inc.	—	(975)	—	(975)
Lignetics, Inc.	—	(1,251)	—	(1,251)
SourceHOV LLC	—	(1,380)	—	(1,380)
LWO Acquisitions Company, LLC	—	(3,170)	—	(3,170)
Defiance Integrated Technologies, Inc.	—	(3,184)	—	(3,184)
Sunshine Media Holdings	—	(3,360)	—	(3,360)
Targus Cayman HoldCo, Ltd.	(5,500)	(2,952)	4,198	(4,254)
Francis Drilling Fluids, Ltd.	—	(8,156)	—	(8,156)
Other, net (<$250)	(2,848)	(528)	2,902	(474)

Total:	$7,216	$(9,824)	$(5,510)	$(8,118)

The primary drivers of our net unrealized depreciation for the year ended September 30, 2016, were a decline in financial and operation performance of certain portfolio companies and the reversal of $16.0 million of previously recorded unrealized appreciation on our investment in Funko upon exit. This depreciation was partially offset by unrealized appreciation, primarily on RBC of $11.9 million, which was driven by proceeds received associated with the sale of RBC in November 2016, and the reversal of $4.2 million of previously recorded unrealized depreciation on our investment in Targus upon restructure.

As of September 30, 2017, the fair value of our investment portfolio was less than its cost basis by approximately $59.1 million and our entire investment portfolio was valued at 85.6% of cost, as compared to cumulative net unrealized depreciation of $59.7 million and a valuation of our entire portfolio at 84.4% of cost as of September 30, 2016. This year over year increase in the cumulative unrealized depreciation on investments represents net unrealized appreciation of $0.6 million for the year ended September 30, 2017.

The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

During the year ended September 30, 2017, we recorded $0.1 million of unrealized depreciation on our Credit Facility at fair value. During the year ended September 30, 2016, we reversed $0.1 million of unrealized depreciation related to the expiration of our interest rate cap agreement in January 2016.

Comparison of the Year Ended September 30, 2016 to the Year Ended September 30, 2015

	For the Year Ended September 30,
	2016	2015	$ Change	% Change
INVESTMENT INCOME
Interest income	$35,219	$34,895	$324	0.9%
Other income	3,893	3,163	730	23.1

Total investment income	39,112	38,058	1,054	2.8

EXPENSES
Base management fee	5,684	6,888	(1,204)	(17.5)
Loan servicing fee	3,890	3,816	74	1.9
Incentive fee	4,514	4,083	431	10.6
Administration fee	1,182	1,033	149	14.4
Interest expense on borrowings	2,899	3,828	(929)	(24.3)
Dividend expense on mandatorily redeemable preferred stock	4,118	4,116	2	0.0
Amortization of deferred financing fees	1,075	1,106	(31)	(2.8)
Other expenses	2,459	2,188	271	12.4

Expenses, before credits from Adviser	25,821	27,058	(1,237)	(4.6)
Credit to base management fee—loan servicing fee	(3,890)	(3,816)	(74)	1.9
Credit to fees from Adviser—other	(2,306)	(2,884)	578	(20.0)

Total expenses, net of credits	19,625	20,358	(733)	(3.6)

NET INVESTMENT INCOME	19,487	17,700	1,787	10.1

NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized gain (loss) on investments	7,216	(33,666)	40,882	(121.4)
Net realized loss on other	(64)	(510)	446	87.5
Net unrealized (depreciation) appreciation of investments	(15,334)	23,647	(38,981)	(164.8)
Net unrealized appreciation of other	62	1,313	(1,251)	(95.3)

Net loss from investments and other	(8,120)	(9,216)	1,096	(11.9)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,367	$8,484	$2,883	34.0%

PER BASIC AND DILUTED COMMON SHARE
Net investment income	$0.84	$0.84	$—	—%

Net increase in net assets resulting from operations	$0.49	$0.40	$0.09	22.5%

Investment Income

Interest income increased by 0.9% for the year ended September 30, 2016, as compared to the prior year. This increase was due primarily to an increase in the weighted average yield on our interest-bearing portfolio partially offset by a slight decrease in the principal balance of our interest-bearing investment portfolio outstanding during the year. The weighted average yield on our interest-bearing investments is based on the current stated interest rate on interest-bearing investments which increased to 11.1% for the year ended September 30, 2016 compared to 10.9% for the year ended September 30, 2015, inclusive of any allowances on interest receivables made during those periods. The weighted average principal balance of our interest-bearing investment portfolio during the year ended September 30, 2016, was $317.0 million, compared to $319.1 million for the prior year, a decrease of $2.1 million, or 0.1%.

As of September 30, 2016, two portfolio companies, Sunshine and Vertellus Specialties, Inc., were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $26.5 million, or 7.7% of the cost basis of all debt investments in our portfolio. As of September 30, 2015, two portfolio companies, Sunshine and Heartland, were either fully or partially on non-accrual status, with an aggregate debt cost basis of approximately $26.4 million, or 7.1% of the cost basis of all debt investments in our portfolio.

Other income increased by 23.1% during the year ended September 30, 2016, as compared to the prior year. For the year ended September 30, 2016, other income consisted primarily of $3.4 million in success fees recognized, $0.3 million in dividend income received, and $0.2 million in prepayment fees received. For the year ended September 30, 2015, other income consisted primarily of $1.9 million in success fees recognized, $0.9 million in dividend income, and $0.3 million in settlement fees.

The following tables list the investment income for our five largest portfolio company investments at fair value during the respective years:

	As of September 30, 2016		Year Ended September 30, 2016
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
RBC Acquisition Corp.	$37,345	11.6%	$3,347	8.6%
IA Tech, LLC(A)	23,230	7.2	888	2.3
WadeCo Specialties, Inc.	18,980	5.9	2,059	5.3
United Flexible, Inc.	17,744	5.5	2,108	5.4
Lignetics, Inc.	14,821	4.6	1,708	4.3

Subtotal—five largest investments	112,120	34.8	10,110	25.9
Other portfolio companies	209,994	65.2	28,997	74.1

Total Investment Portfolio	$322,114	100.0%	$39,107	100.0%

	As of September 30, 2015		Year Ended September 30, 2015
Portfolio Company	Fair Value	% of Portfolio	Investment Income	% of Total Investment Income
Funko, LLC	$26,814	7.3%	$1,385	3.6%
WadeCo Specialties, Inc.	21,920	6.0	1,896	5.0
RBC Acquisition Corp.	20,617	5.6	2,343	6.2
United Flexible, Inc.(A)	20,355	5.6	1,226	3.2
Francis Drilling Fluids, Ltd.	19,928	5.5	2,946	7.7

Subtotal—five largest investments	109,634	30.0	9,796	25.7
Other portfolio companies	256,257	70.0	28,257	74.3

Total Investment Portfolio	$365,891	100.0%	$38,053	100.0%

(A)	New investment during applicable period.

Expenses

Expenses, net of credits from the Adviser, decreased for the year ended September 30, 2016, by 3.6% as compared to the prior year. This decrease was primarily due to decreases in our net base management fees to the Advisor and interest expense on borrowings, partially offset by an increase in the net incentive fee to the Adviser.

Interest expense decreased by $0.9 million, or 24.3%, during the year ended September 30, 2016, as compared to the prior year, primarily due to decreased borrowings outstanding throughout the period on our Credit Facility. The weighted average balance outstanding on our Credit Facility during the year ended September 30, 2016, was approximately $64.0 million, as compared to $92.5 million in the prior year period, a decrease of 30.8%.

Net base management fee earned by the Adviser decreased by $0.6 million, or 10.5%, during the year ended September 30, 2016, as compared to the prior year period, resulting from a decrease in the average total assets outstanding and a decrease in the annual base management fee from 2.0% to 1.75%, which was effective July 1, 2015.

The base management, loan servicing and incentive fees, and associated non-contractual, unconditional and irrevocable credits, are computed quarterly, as described under “Transactions with the Adviser” in Note 4—Related Party Transactions of the accompanying Notes to Consolidated Financial Statements and are summarized in the following table:

	Year Ended September 30,
	2016	2015
Average total assets subject to base management fee (A)	$324,800	$355,510
Multiplied by annual base management fee of 1.75%—2.0%	1.75%	1.75% - 2.0%

Base management fee (B)	5,684	6,888
Portfolio fee credit	(785)	(1,399)
Syndicated loan fee credit	(92)	(118)

Net Base Management Fee	$4,807	$5,371

Loan servicing fee(B)	$3,890	$3,816
Credit to base management fee—loan servicing fee (B)	(3,890)	(3,816)

Net Loan Servicing Fee	$—	$—

Incentive fee(B)	$4,514	$4,083
Incentive fee credit	(1,429)	(1,367)

Net Incentive Fee	$3,085	$2,716

Portfolio fee credit	$(785)	$(1,399)
Syndicated loan fee credit	(92)	(118)
Incentive fee credit	(1,429)	(1,367)

Credit to Fees from Adviser—Other(B)	$(2,306)	$(2,884)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the four most recently completed quarters within the respective years and adjusted appropriately for any share issuances or repurchases during the applicable year.
(B)	Reflected, on a gross basis, as a line item on our accompanying Consolidated Statement of Operations located elsewhere in this prospectus.

Realized Loss and Unrealized Appreciation

Net Realized Loss on Investments

For the year ended September 30, 2016, we recorded a net realized gain on investments of $7.2 million, which resulted primarily from the sales of Funko, SPL, Westland, and Ashland for a combined realized gain of $18.7 million and net proceeds of $35.4 million. This realized gain was partially offset by a combined realized loss of $11.7 million recognized from the sale of Heartland and the restructures of Targus and Precision during the year ended September 30, 2016. We also recognized a realized loss of $0.6 million during the year ended September 30, 2016 related to a settlement associated with WP Evenflo Group Holdings, Inc., which we had previously exited at a realized gain of $1.0 million in September 2014.

For the year ended September 30, 2015, we recorded a net realized loss on investments of $34.2 million, which resulted primarily from the sales of Midwest Metal Distribution, Inc. (“Midwest Metal”), Sunburst Media – Louisiana LLC (“Sunburst”), Saunders & Associates (“Saunders”) and the restructure of GFRC Holdings LLC (“GFRC”) for a combined realized loss of $34.1 million and net proceeds of $7.1 million. This realized loss was partially offset by the realized gain of $1.6 million we recognized on the early payoff of North American Aircraft Services, LLC (“NAAS”).

Net Realized Loss on Other

During the year ended September 30, 2016, we recorded a net realized loss of $0.1 million due to the expiration of our interest rate cap agreement in January 2016. For the year ended September 30, 2015, we recorded a net realized loss on other of $0.5 million resulting primarily from uncollected escrows on the previous sale of Midwest Metal during the three months ended December 31, 2014.

Net Unrealized (Depreciation) Appreciation of Investments

During the year ended September 30, 2016, we recorded net unrealized depreciation of investments in the aggregate amount of $15.3 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2016, were as follows:

	Year Ended September 30, 2016
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
RBC Acquisition Corp.	$1,207	$11,896	$—	$13,103
Legend Communications of Wyoming, LLC	—	2,857	27	2,884
Behrens Manufacturing, LLC	—	2,206	—	2,206
Funko, LLC	16,874	98	(16,009)	963
Southern Petroleum Laboratories, Inc.	873	871	(995)	749
Precision Acquisition Group Holdings, Inc.	(3,821)	(1,282)	5,805	702
Westland Technologies, Inc.	909	622	(866)	665
J. America, Inc.	—	482	—	482
Triple H Food Processors	—	351	—	351
RP Crown Parent, LLC	—	276	—	276
GFRC Holdings, LLC	—	(271)	—	(271)
Ashland Acquisitions, LLC	72	183	(572)	(317)
Mikawaya	—	(379)	—	(379)
FedCap Partners, LLC	—	(381)	—	(381)
New Trident Holdcorp, Inc.	—	(442)	—	(442)
AG Transportation Holdings, LLC	—	(454)	—	(454)
WP Evenflo Group Holdings, Inc.	(550)	—	—	(550)
WadeCo Specialties, Inc.	—	(722)	—	(722)
Vision Government Solutions, Inc.	—	(779)	—	(779)
Vertellus Specialties Inc.	—	(975)	—	(975)
Lignetics, Inc.	—	(1,251)	—	(1,251)
SourceHOV LLC	—	(1,380)	—	(1,380)
LWO Acquisitions Company, LLC	—	(3,170)	—	(3,170)
Defiance Integrated Technologies, Inc.	—	(3,184)	—	(3,184)
Sunshine Media Holdings	—	(3,360)	—	(3,360)
Targus Cayman HoldCo, Ltd.	(5,500)	(2,952)	4,198	(4,254)
Francis Drilling Fluids, Ltd.	—	(8,156)	—	(8,156)
Other, net (<$250)	(2,848)	(528)	2,902	(474)

Total:	$7,216	$(9,824)	$(5,510)	$(8,118)

The primary drivers of our net unrealized depreciation for the year ended September 30, 2016, were a decline in financial and operational performance of certain portfolio companies and the reversal of $16.0 million of previously recorded unrealized appreciation on our investment in Funko upon exit. This depreciation was partially offset by unrealized appreciation, primarily on RBC of $11.9 million, which was driven by proceeds received associated with the sale of RBC in November 2016, and the reversal of $4.2 million of previously recorded unrealized depreciation on our investment in Targus upon restructure.

During the year ended September 30, 2015, we recorded net unrealized appreciation of investments in the aggregate amount of $23.6 million. The net realized gain (loss) and unrealized appreciation (depreciation) across our investments for the year ended September 30, 2015, were as follows:

	Year Ended September 30, 2015
Portfolio Company	Realized (Loss) Gain	Unrealized Appreciation (Depreciation)	Reversal of Unrealized Depreciation (Appreciation)	Net Gain (Loss)
Funko, LLC	$—	$11,451	$—	$11,451
Sunburst Media—Louisiana, LLC	(1,333)	2,130	2,295	3,092
Precision Acquisition Group Holdings, Inc.	—	2,831	—	2,831
Sunshine Media Holdings	—	1,861	—	1,861
Heartland Communications Group	—	1,123	—	1,123
Behrens Manufacturing, LLC	—	1,102	—	1,102
Ameriqual Group, LLC	—	1,063	—	1,063
Westland Technologies, Inc.	—	899	—	899
Midwest Metal Distribution, Inc.	(14,980)	—	15,578	598
Ashland Acquisitions, LLC	—	571	—	571
AG Transportation Holdings, LLC	—	516	—	516
New Trident Holdcorp, Inc.	—	(282)	—	(282)
Vertellus Specialties Inc.	—	(315)	—	(315)
LWO Acquisitions Company, LLC	—	(390)	—	(390)
SourceHOV LLC	—	(473)	—	(473)
FedCap Partners, LLC	—	(507)	—	(507)
North American Aircraft Services, LLC	1,578	—	(2,216)	(638)
WadeCo Specialties, Inc.	—	(818)	—	(818)
Alloy Die Casting	—	(1,251)	—	(1,251)
Targus Group International, Inc.	—	(1,254)	—	(1,254)
Meridian Rack & Pinion, Inc.	—	(1,647)	—	(1,647)
B+T Group Acquisition Inc.	—	(1,934)	—	(1,934)
Francis Drilling Fluids, Ltd.	—	(2,575)	—	(2,575)
PLATO Learning, Inc.	—	(2,663)	—	(2,663)
Edge Adhesives Holdings, Inc.	—	(3,196)	6	(3,190)
Saunders & Associates	(8,884)	(3,255)	8,680	(3,459)
GFRC Holdings, LLC	(10,797)	(5,308)	10,483	(5,622)
RBC Acquisition Corp.	—	(7,647)	—	(7,647)
Other, net (<$250)	750	(985)	(226)	(461)

Total:	$(33,666)	$(10,953)	$34,600	$(10,019)

The largest driver of our net unrealized appreciation for the year ended September 30, 2015 was the reversal of an aggregate of $34.6 million in cumulative unrealized depreciation primarily related to the sales of Midwest Metal, Sunburst, Saunders, and the restructure of GFRC. Net unrealized appreciation was also driven by an increase in performance on Funko of $11.5 million. This appreciation was offset by decreases in comparable multiples used in valuations and a decline in the financial and operational performance of GFRC and RBC.

As of September 30, 2016, the fair value of our investment portfolio was less than its cost basis by approximately $59.7 million and our entire investment portfolio was valued at 84.4% of cost, as compared to cumulative net unrealized depreciation of $44.4 million and a valuation of our entire portfolio at 89.2% of cost as of September 30, 2015. This year over year increase in the cumulative unrealized depreciation on investments represents net unrealized depreciation of $15.3 million for the year ended September 30, 2016.

The cumulative net unrealized depreciation of our investments does not have an impact on our current ability to pay distributions to stockholders; however, it may be an indication of future realized losses, which could ultimately reduce our income available for distribution to stockholders.

Net Unrealized (Appreciation) Depreciation of Other

During the year ended September 30, 2016, we reversed $0.1 million of unrealized depreciation related to the expiration of our interest rate cap agreement in January 2016. During year ended September 30, 2015, we recorded $1.3 million of net unrealized depreciation on our Credit Facility recorded at fair value whereas no such amounts were incurred during the year ended September 30, 2016.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

Our cash flows from operating activities are primarily generated from the interest payments on debt securities that we receive from our portfolio companies, as well as net proceeds received through repayments or sales of our investments. We utilize this cash primarily to fund new investments, make interest payments on our Credit Facility, make distributions to our stockholders, pay management and administrative fees to the Adviser and Administrator, and for other operating expenses. Net cash used in operating activities for the year ended September 30, 2017 was $12.9 million as compared to net cash provided by operating activities of $60.0 million for the year ended September 30, 2016. The change was primarily due to an increase in purchases of investments and a decrease in principal repayments on investments and net proceeds from sale of investments period over period. Purchases of investments were $112.1 million during the year ended September 30, 2017 compared to $80.0 million during the prior year period. Repayments and net proceeds from sales were $83.4 million during the year ended September 30, 2017 compared to $121.1 million during the prior year period.

As of September 30, 2017, we had loans to, syndicated participations in or equity investments in 47 private companies, with an aggregate cost basis of approximately $411.4 million. As of September 30, 2016, we had loans to, syndicated participations in or equity investments in 45 private companies, with an aggregate cost basis of approximately $381.8 million.

The following table summarizes our total portfolio investment activity during the years ended September 30, 2017 and 2016:

	Year Ended September 30,
	2017	2016
Beginning investment portfolio, at fair value	$322,114	$365,891
New investments	99,241	79,401
Disbursements to existing portfolio companies	12,851	10,145
Scheduled principal repayments	(3,646)	(1,934)
Unscheduled principal repayments	(71,558)	(107,293)
Net proceeds from sales of investments	(8,240)	(21,438)
Net unrealized depreciation of investments	(1,065)	(9,824)
Reversal of prior period net depreciation (appreciation) of investments	1,690	(5,510)
Net realized (loss) gain on investments	(3,475)	7,216
Increase in investment balance due to PIK interest(A)	4,729	5,002
Cost adjustments on non-accrual loans	—	388
Net change in premiums, discounts and amortization	(268)	70

Ending Investment Portfolio, at Fair Value	$352,373	$322,114

(A)	PIK interest is a non-cash source of income and is calculated at the contractual rate stated in a loan agreement and added to the principal balance of a loan.

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2017.

Year Ending September 30,	Amount(A)
2018	$43,413
2019	51,545
2020	87,823
2021	61,056
2022	52,503
Thereafter	79,970

Total contractual repayments	$376,310
Equity investments	40,922
Adjustments to cost basis on debt investments	(5,797)

Investment Portfolio as of September 30, 2017, at Cost:	$411,435

(A)	Subsequent to September 30, 2017, three debt investments with aggregate principal balances maturing during each of the years ending September 30, 2019, September 30, 2020, and September 30, 2022, of $2.0 million, $7.8 million and $3.5 million, respectively, were repaid at par. Additionally, debt investments in one portfolio company with a combined principal balance of $5.7 million, which had maturity dates during the fiscal year ended September 30, 2019, were extended to mature during the fiscal year ending September 30, 2021.

Financing Activities

Net cash provided by financing activities for the year ended September 30, 2017 was $11.7 million, which consisted primarily of $21.7 million in net borrowings on our Credit Facility and $22.7 million in proceeds from the issuance of common stock, partially offset by $21.4 million in distributions to common stockholders and a net decrease of $9.3 million in term preferred stock due to the redemption of our Series 2021 Term Preferred Stock and issuance of a lesser amount of Series 2024 Term Preferred Stock.

Net cash used in financing activities for the year ended September 30, 2016 was $57.7 million, which consisted primarily of $56.0 million in net repayments on our Credit Facility and $19.5 million in distributions to common stockholders, partially offset by $19.7 million in proceeds from the issuance of common stock, net of underwriting costs.

Net cash provided by financing activities for the year ended September 30, 2015 of $72.0 million consisted primarily of $90.6 million in net borrowings on our Credit Facility offset by $17.7 million in distributions to common stockholders.

Distributions to Stockholders

Common Stock Distributions

To qualify to be taxed as a RIC and thus avoid corporate level federal income tax on the income we distribute to our stockholders, we are required to distribute to our stockholders on an annual basis at least 90.0% of our investment company taxable income. Additionally, our Credit Facility has a covenant that generally restricts the amount of distributions to stockholders that we can pay out to be no greater than our aggregate net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with

Section 855(a) of the Code. In accordance with these requirements, we paid monthly cash distributions of $0.07 per common share for each month during the years ended September 30, 2017, 2016 and 2015, which totaled an aggregate of $21.4 million, $19.5 million and $17.7 million, respectively. In October 2017, our Board of Directors declared a monthly distribution of $0.07 per common share for each of October, November and December 2017. Our Board of Directors declared these distributions to our stockholders based on our estimates of our investment company taxable income for the fiscal year ending September 30, 2018. From inception through September 30, 2017, we have paid 176 either monthly or quarterly consecutive distributions to common stockholders totaling approximately $297.8 million or $17.77 per share.

For each of the fiscal years ended September 30, 2017, 2016, and 2015, Investment Company Taxable Income exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $0.3 million, $5.5 million, and $1.7 million, respectively, of the first distributions paid to common stockholders in the respective subsequent fiscal year as having been paid in the respective prior year.

Preferred Stock Dividends

Our Board of Directors declared and we paid monthly cash dividends of $0.140625 per share to holders of our Series 2021 Term Preferred Stock for each month during the years ended September 30, 2017, 2016, and 2015, which totaled an aggregate of $4.1 million during each of the years ended September 30, 2017, 2016, and 2015. In October 2017, our Board of Directors declared a combined dividend for the pro-rated period from and including the issuance date, September 27, 2017, to and including September 30, 2016 and the full month of October 2017, which totaled $0.141667 per share, to the holders of our Series 2024 Term Preferred Stock and monthly cash dividends of $0.125 per share to holders of our Series 2024 Term Preferred Stock for each of November and December 2017.

In accordance with GAAP, we treat these monthly dividends as an operating expense. For federal income tax purposes, the dividends paid by us to preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

Equity

Registration Statement

We filed Post-Effective Amendment No. 2 to our current universal shelf registration statement on Form N-2 (our “Registration Statement”) (File No. 333-208637) with the SEC on December 22, 2016, which was declared effective by the SEC on February 6, 2017. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. As of September 30, 2017, we had the ability to issue up to $224.6 million in securities under the Registration Statement.

Common Stock

In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement remained unchanged. During the year ended September 30, 2017, we sold 642,818 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted- average price of $9.88 per share and raised $6.4 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $6.1 million. As of September 30, 2017, we had a remaining capacity to sell up to $42.5 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co. We did not sell any shares under the Sales Agreements during the year ended September 30, 2016.

Pursuant to our prior Registration Statement, on October 27, 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share, which was below our then current NAV per share. In November 2015, the underwriters exercised their option to purchase an additional 300,000 shares. Gross proceeds totaled $19.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $18.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The program expired on January 31, 2017. During the year ended September 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in aggregate gross purchases of $0.6 million. We did not repurchase any shares during the year ended September 30, 2017.

Pursuant to our prior Registration Statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million. The net proceeds of this offering were used to repay borrowings under our Credit Facility.

We anticipate issuing equity securities to obtain additional capital in the future. However, we cannot determine the timing or terms of any future equity issuances or whether we will be able to issue equity on terms favorable to us, or at all. To the extent that our common stock trades at a market price below our NAV per share, we will generally be precluded from raising equity capital through public offerings of our common stock, other than pursuant to stockholder and independent director approval or a rights offering to existing common stockholders. We did not request that our stockholders approve the Company’s ability to issue shares of common stock at a price below NAV at our annual meeting of stockholders held on February 9, 2017.

On December 18, 2017, the closing market price of our common stock was $9.54, a 13.6% premium to our September 30, 2017 NAV per share of $8.40.

Term Preferred Stock

Pursuant to our current registration statement, in September 2017, we completed a public offering of approximately 2.1 million shares of our Series 2024 Term Preferred Stock at a public offering price of $25.00 per share. Gross proceeds totaled $51.8 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $49.8 million. We incurred approximately $1.9 million in total underwriting discounts and offering costs related to the issuance of the Series 2024 Term Preferred Stock, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized over the period from issuance through September 30, 2024, the mandatory redemption date. The net proceeds plus borrowings under our Credit Facility were used to voluntarily redeem all 2.4 million outstanding shares of our then existing 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share. In connection with the voluntary redemption of our Series 2021 Term Preferred Stock, we incurred a loss on extinguishment of debt of $1.3 million, which has been reflected in Realized loss on other in our accompanying Consolidated Statement of Operations and which is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

The shares of our Series 2024 Term Preferred Stock are traded under the ticker symbol “GLADN” on the Nasdaq. Our Series 2024 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.00% per year, payable monthly (which equates in total to approximately $3.1 million per year). We are required to redeem all of the outstanding Series 2024 Term Preferred Stock on September 30, 2024 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2024 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. The asset coverage on our “senior securities that are stock” as of September 30, 2017 was 249.6%, calculated in accordance with Sections 18 and 61 of the 1940 Act.

We may also voluntarily redeem all or a portion of the Series 2024 Term Preferred Stock at our option at the Redemption Price at any time after September 30, 2019. If we fail to redeem our Series 2024 Term Preferred Stock pursuant to the mandatory redemption required on September 30, 2024, or in any other circumstance in which we are required to mandatorily redeem our Series 2024 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of September 30, 2017, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2024 Term Preferred Stock.

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Agreement with KeyBank, as administrative agent, lead arranger and a lender, which increased the commitment amount of our Credit Facility from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended other terms and conditions to among other items. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020. Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019. On June 19, 2015, we, through Business Loan, entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity on our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On October 9, 2015, August 18, 2016, and August 24, 2017, we entered into Amendments No. 1, 2 and 3 to our Credit Facility, respectively, each of which clarified or modified various constraints on available borrowings.

Interest is payable monthly during the term of our Credit Facility. Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required. Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank and with The Bank of New York Mellon Trust Company, N.A. as custodian. KeyBank, which also serves as the trustee of the account, generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consents. Our Credit Facility generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life, portfolio company leverage and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base. Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $221.8 million as of September 30, 2017, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of September 30, 2017, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $268.6 million, asset coverage on our “senior securities representing indebtedness” of 388.2% and an active status as a BDC and RIC. In addition, we had 32 obligors in our Credit Facility’s borrowing base as of September 30, 2017. As of September 30, 2017, we were in compliance with all of our Credit Facility covenants. Refer to Note 5—Borrowings of our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding our Credit Facility.

Off-Balance Sheet Arrangements

We generally recognize success fee income when the payment has been received. As of September 30, 2017 and September 30, 2016, we had off-balance sheet success fee receivables on our accruing debt investments of $4.6 million and $3.4 million (or approximately $0.18 per common share and $0.14 per common share), respectively, that would be owed to us based on our current portfolio if fully paid off. Consistent with GAAP, we generally have not recognized our success fee receivables and related income in our Consolidated Financial Statements until earned. Due to the contingent nature of our success fees, there are no guarantees that we will be able to collect all of these success fees or know the timing of such collections.

Contractual Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of September 30, 2017 and September 30, 2016 to be immaterial. The following table shows our contractual obligations as of September 30, 2017, at cost:

	Payments Due by Period
Contractual Obligations(A)	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years	Total
Credit Facility(B)	$—	$93,000	$—	$—	$93,000
Mandatorily Redeemable Preferred Stock	—	—	—	51,750	51,750
Interest expense on debt obligations(C)	7,740	10,860	6,210	3,105	27,915

Total	$7,740	$103,860	$6,210	$54,855	$172,665

(A)	Excludes our unused line of credit commitments, an unused delayed draw term loan and uncalled capital commitments to our portfolio companies in an aggregate amount of $19.8 million, at cost, as of September 30, 2017.

(B)	Principal balance of borrowings outstanding under our Credit Facility, based on the current contractual revolver period end date to the revolving nature of the facility.
(C)	Includes estimated interest payments on our Credit Facility and dividend obligations on our Series 2024 Term Preferred Stock. The amount of interest expense calculated for purposes of this table was based upon rates and balances as of September 30, 2017. Dividend payments on our Series 2024 Term Preferred Stock assume quarterly dividend declarations and monthly dividend distributions through the date of mandatory redemption.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported consolidated amounts of assets and liabilities, including disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates under different assumptions or conditions. We have identified our investment valuation policy (which has been approved by our Board of Directors) (the “Policy”) as our most critical accounting policy, which is described in Note 2—Summary of Significant Accounting Policies in the accompanying notes to our Consolidated Financial Statements included elsewhere in this prospectus. Additionally, refer to Note 3—Investments in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding fair value measurements and our application of Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures.” We have also identified our revenue recognition policy as a critical accounting policy, which is described in Note 2—Summary of Significant Accounting Policies in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

Investment Valuation

Credit Monitoring and Risk Rating

The Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance and, in some instances, used as inputs in our valuation techniques. Generally, we, through the Adviser, participate in periodic board meetings of our portfolio companies in which we hold board seats and also require them to provide annual audited and monthly unaudited financial statements. Using these statements or comparable information and board discussions, the Adviser calculates and evaluates certain credit statistics.

The Adviser risk rates all of our investments in debt securities. The Adviser does not risk rate our equity securities. For syndicated loans that have been rated by an SEC registered Nationally Recognized Statistical Rating Organization (“NRSRO”), the Adviser generally uses the average of two corporate level NRSRO’s risk ratings for such security. For all other debt securities, the Adviser uses a proprietary risk rating system. While the Adviser seeks to mirror the NRSRO systems, we cannot provide any assurance that the Adviser’s risk rating system will provide the same risk rating as an NRSRO for these securities. The Adviser’s risk rating system is used to estimate the probability of default on debt securities and the expected loss if there is a default. The Adviser’s risk rating system uses a scale of 0 to >10, with >10 being the lowest probability of default. It is the Adviser’s understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on an NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, the Adviser’s scale begins with the designation >10 as the best risk rating which may be equivalent to a BBB from an NRSRO; however, no assurance can be given that a >10 on the Adviser’s scale is equal to a BBB or Baa2 on an NRSRO scale. The Adviser’s risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

The following table reflects risk ratings for all proprietary loans in our portfolio at September 30, 2017 and September 30, 2016, representing approximately 91.9% of the principal balance of all debt investments in our portfolio at the end of each period:

	As of September 30,
Rating	2017	2016
Highest	9.0	8.0
Average	5.7	5.3
Weighted Average	5.8	5.3
Lowest	1.0	1.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at September 30, 2017 and 2016, representing approximately 6.9% and 7.3%, respectively, of the principal balance of all debt investments in our portfolio at the end of each fiscal year:

	As of September 30,
Rating	2017	2016
Highest	6.0	5.0
Average	4.4	3.9
Weighted Average	4.6	4.0
Lowest	3.0	2.0

The following table reflects the risk ratings for all syndicated loans in our portfolio that were not rated by an NRSRO at September 30, 2017 and 2016, representing approximately 1.2% and 2.7%, respectively, of the principal balance of all debt investments in our portfolio at the end of each fiscal year:

	As of September 30,
Rating	2017	2016
Highest	3.0	5.0
Average	3.0	4.0
Weighted Average	3.0	3.5
Lowest	3.0	3.0

Tax Status

We intend to continue to maintain our qualification as a RIC under Subchapter M of the Code for federal income tax purposes and also to limit certain federal excise taxes imposed on RICs. Refer to Note 10—Federal and State Income Taxes in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus for additional information regarding our tax status.

Recent Accounting Pronouncements

Refer to Note 2—Summary of Significant Accounting Policies in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus for a description and our application of recent accounting pronouncements.

Quantitative and Qualitative Disclosures About Market Risk (Dollar Amounts in Thousands, Unless Otherwise Indicated)

Market risk includes risks that arise from changes in interest rates, foreign currency exchange rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies whose securities are owned by us; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and interest rate fluctuations.

The primary risk we believe we are exposed to is interest rate risk. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of debt and equity capital to finance our investing activities. We may use interest rate risk management techniques from time to time to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

All of our variable-rate debt investments have rates generally associated with either the current LIBOR or prime rate. As of September 30, 2017, our portfolio of debt investments on a principal basis consisted of the following:

91.6%	Variable rates with a LIBOR or prime rate floor
8.4	Fixed rates

100.0%	total

To illustrate the potential impact of changes in market interest rates on our net increase in net assets resulting from operations, we have performed the following hypothetical analysis, which assumes that our balance sheet and contractual interest rates remain constant as of September 30, 2017 and no further actions are taken to alter our existing interest rate sensitivity.

Basis Point Change(A)	Increase (Decrease) in Interest Income	Increase (Decrease) in Interest Expense	Net Increase in Net Assets Resulting from Operations
Up 300 basis points	$8,689	$2,790	$3,531
Up 200 basis points	5,470	1,860	1,785
Up 100 basis points	2,566	930	361
Down 123 basis points	(959)	(1,146)	187

(A)	As of September 30, 2017, our effective average LIBOR was 1.23%, therefore, the largest decrease in basis points that could occur was 123 basis points.

Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our loan portfolio on the balance sheet and other business developments that could affect net increase in net assets resulting from operations. Accordingly, actual results could differ significantly from those in the hypothetical analysis in the table above.

We may also experience risk associated with investing in securities of companies with foreign operations. Some of our portfolio companies have operations located outside the U.S. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the audited periods as of our last ten fiscal years, unless otherwise noted. The information has been derived from our audited financial statement for each respective period, which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the senior securities table as of September 30, 2017 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Revolving Credit Facilities
September 30, 2017	$93,000,000	$3,882	$—	$	N/A
September 30, 2016	71,300,000	4,623	—		N/A
September 30, 2015	127,300,000	2,946	—		N/A
September 30, 2014	36,700,000	3,054	—		N/A
September 30, 2013	46,900,000	3,410	—		N/A
September 30, 2012	58,800,000	2,296	—		N/A
September 30, 2011	99,400,000	3,150	—		N/A
September 30, 2010	16,800,000	14,187	—		N/A
September 30, 2009	83,000,000	3,963	—		N/A
September 30, 2008	151,030,000	2,792	—		N/A
Series 2016 Term Preferred Stock (5)
September 30, 2017	—	N/A	—		N/A
September 30, 2016	—	N/A	—		N/A
September 30, 2015	—	N/A	—		N/A
September 30, 2014	—	N/A	—		N/A
September 30, 2013	$38,497,050	$3,410	$25.00		$25.49
September 30, 2012	38,497,050	2,963	25.00		25.55
Series 2021 Term Preferred Stock (6)
September 30, 2017	—	N/A	—		N/A
September 30, 2016	$61,000,000	$2,495	$25.00		$25.55
September 30, 2015	61,000,000	1,993	25.00		25.02
September 30, 2014	61,000,000	3,054	25.00		24.45
Series 2024 Term Preferred Stock (7)
September 30, 2017	$51,750,000	$2,496	$25.00		$25.09

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage ratio for a class of our “senior securities representing indebtedness” means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of “senior securities representing indebtedness” and asset coverage ratio for a class of our “senior securities that are stock” means the ratio of the value of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of “senior securities representing indebtedness” plus the aggregate involuntary liquidation preference of a class of “senior security that is stock.” Asset coverage per unit is the asset coverage ratio expressed in terms of dollar amounts per one thousand dollars of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)

Only applicable to our Term Preferred Stock because the other senior securities are not registered for public trading. Average market value per unit (with the exception our Series 2024 Term Preferred Stock) is the average of the closing prices of the shares on the Nasdaq during the last 10 trading days of the period. Average market value per unit for our Series 2024 Term Preferred Stock is the average of the closing prices of the shares on the Nasdaq during the last 7 trading days of the period as the stock started trading on September 21, 2017.
(5)	In November 2011, we issued 1,539,882 shares of Series 2016 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In May 2014, we voluntarily redeemed all outstanding shares of our Series 2016 Term Preferred Stock and therefore had no Series 2016 Term Preferred Stock outstanding at September 30, 2015.
(6)	In May 2014, we issued 2,440,000 shares of Series 2021 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In September 2017, we voluntarily redeemed all outstanding shares of our Series 2021 Term Preferred Stock and therefore had no Series 2021 Term Preferred Stock outstanding at September 30, 2017.
(7)	In September 2017, we issued 2,070,000 shares of Series 2024 Term Preferred Stock through a public offering and subsequent exercise of an overallotment option. In addition to other redemption provisions discussed more fully in Note 6 Mandatorily Redeemable Preferred Stock in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus, we may be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, if we fail to maintain an asset coverage ratio of at least 200.0% on our “senior securities that are stock” and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report.

BUSINESS

Overview

Organization

We were incorporated under the Maryland General Corporation Law on May 30, 2001, and completed our initial public offering on August 24, 2001. We operate as an externally managed, closed-end, non-diversified management investment company and have elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For federal income tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to continue to qualify as a RIC for federal income tax purposes and obtain favorable RIC tax treatment, we must meet certain requirements, including certain minimum distribution requirements.

Our shares of common stock and term preferred stock are traded on the Nasdaq Global Select Market (“Nasdaq”) under the trading symbols “GLAD” and “GLADN,” respectively.

Investment Adviser and Administrator

We are externally managed by our investment adviser, Gladstone Management Corporation (the “Adviser”), an affiliate of ours, under an investment advisory and management agreement (the “Advisory Agreement”) and another of our affiliates, Gladstone Administration, LLC, (the “Administrator” together with the Adviser and the Affiliated Public Funds (defined below), the “Gladstone Companies”)) provides administrative services to us pursuant to a contractual agreement (the “Administration Agreement”). Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Mr. Gladstone and Terry Lee Brubaker, our vice chairman and chief operating officer, also serve on the board of directors of the Adviser, the board of managers of the Administrator, and serve as executive officers of the Adviser and the Administrator. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs. The Adviser and Administrator have extensive experience in our lines of business and also provide investment advisory and administrative services, respectively, to our affiliates, including, but not limited to: Gladstone Commercial Corporation (“Gladstone Commercial”), a publicly-traded real estate investment trust; Gladstone Investment Corporation (“Gladstone Investment”), a publicly-traded BDC and RIC; and Gladstone Land Corporation, a publicly-traded real estate investment trust (“Gladstone Land,” with “Gladstone Commercial,” and “Gladstone Investment,” collectively the “Affiliated Public Funds”). In the future, the Adviser and Administrator may provide investment advisory and administrative services, respectively, to other funds and companies, both public and private.

The Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a U.S. Securities and Exchange Commission (the “SEC”) registered investment adviser under the Investment Advisers Act of 1940, as amended. The Administrator was organized as a limited liability company under the laws of the State of Delaware on March 18, 2005. The Adviser and Administrator are headquartered in McLean, Virginia, a suburb of Washington, D.C.

Investment Objectives and Strategy

Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) of $3 million to $15 million) in the United States (“U.S”). that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains. To achieve our objectives, our primary investment strategy is to invest in several categories of debt and equity securities, with each investment generally ranging from $8 million to $30 million, although investment size may vary, depending upon our total assets or available capital at the time of investment. We lend to borrowers that need funds for growth capital, to finance acquisitions, or to recapitalize or refinance their existing debt facilities. We seek to avoid investing in high-risk, early-stage enterprises. Our targeted portfolio companies are generally considered too small for the larger capital marketplace. We intend for our investment portfolio to consist of approximately 90.0% debt investments and 10.0% equity investments, at cost. As of September 30, 2017, our investment portfolio was made up of approximately 90.1% debt investments and 9.9% equity investments, at cost.

We invest by ourselves or jointly with other funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, our investment is likely to be smaller than if we were investing alone.

In July 2012, the SEC granted us an exemptive order (the “Co-Investment Order”) that expands our ability to co-invest with certain of our affiliates under certain circumstances and any future business development company or closed-end management investment company that is advised (or sub-advised if it controls the fund) by the Adviser, or any combination of the foregoing, subject to the conditions in the SEC’s order.

In general, our investments in debt securities have a term of no more than seven years, accrue interest at variable rates (based on the one month London Interbank Offered Rate (“LIBOR”)) and, to a lesser extent, at fixed rates. We seek debt instruments that pay interest monthly or, at a minimum, quarterly, and which may include a yield enhancement, such as a success fee or deferred interest provision and are primarily interest only with all principal and any accrued but unpaid interest due at maturity. Generally, success fees accrue at a set rate and are contractually due upon a change of control of the business. Some debt securities have deferred interest whereby some portion of the interest payment is added to the principal balance so that the interest is paid, together with the principal, at maturity. This form of deferred interest is often called paid-in-kind (“PIK”) interest. Typically, our equity investments take the form of preferred or common stock, limited liability company interests, or warrants or options to purchase the foregoing. Often, these equity investments occur in connection with our original investment, recapitalizing a business, or refinancing existing debt.

As of September 30, 2017, our investment portfolio consisted of investments in 47 companies located in 22 states in 19 different industries with an aggregate fair value of $352.4 million. Since our initial public offering in 2001 through September 30, 2017, we have invested in over 217 different companies, while making 176 consecutive monthly or quarterly cash distributions to common stockholders totaling approximately $297.8 million, or $17.77 per share. We expect that our investment portfolio will primarily include the following four categories of investments in private companies operating in the U.S.:

•	Senior Secured Debt Securities: We seek to invest a portion of our assets in senior secured debt securities also known as senior loans, secured first lien loans, lines of credit and senior notes. Using its assets as collateral, the borrower typically uses senior debt to cover a substantial portion of the funding needs of its business. The senior secured debt security usually takes the form of first priority liens on all, or substantially all, of the assets of the business. Senior secured debt securities may include investments sourced from the syndicated loan market.

•	Senior Secured Subordinated Debt Securities: We seek to invest a portion of our assets in secured second lien debt securities, also known as senior subordinated loans and senior subordinated notes. These secured second lien debts rank junior to the borrowers’ senior debt and may be secured by a first priority lien on a portion of the assets of the business and may be designated as second lien notes (including our participation and investment in syndicated second lien loans). Additionally, we may receive other yield enhancements, such as success fees, in connection with these senior secured subordinated debt securities.

•	Junior Subordinated Debt Securities: We seek to invest a portion of our assets in junior subordinated debt securities, also known as subordinated loans, subordinated notes and mezzanine loans. These junior subordinated debts may be secured by certain assets of the borrower or unsecured loans. Additionally, we may receive other yield enhancements in addition to or in lieu of success fees, such as warrants to buy common and preferred stock or limited liability interests in connection with these junior subordinated debt securities.

•	Preferred and Common Equity/Equivalents: In some cases we will purchase equity securities which consist of preferred and common equity or limited liability company interests, or warrants or options to acquire such securities, and are in combination with our debt investment in a business. Additionally, we may receive equity investments derived from restructurings on some of our existing debt investments. In some cases, we will own a significant portion of the equity and in other cases we may have voting control of the businesses in which we invest.

Additionally, pursuant to the 1940 Act, we must maintain at least 70.0% of our total assets in qualifying assets, as defined in the 1940 Act, which generally include each of the investment types listed above. Therefore, the 1940 Act permits us to invest up to 30.0% of our assets in other non-qualifying assets. See “Business—Regulation as a BDC—Qualifying Assets” for a discussion of the types of qualifying assets in which we are permitted to invest pursuant to Section 55(a) of the 1940 Act.

Because the majority of the loans in our portfolio consist of term debt in private companies that typically cannot or will not expend the resources to have their debt securities rated by a credit rating agency, we expect that most, if not all, of the debt securities we acquire will be unrated. Investors should assume that these loans would be rated below what is today considered “investment grade” quality. Investments rated below investment grade are often referred to as high yield securities or junk bonds and may be considered higher risk, as compared to investment-grade debt instruments. In addition, many of the debt securities we hold typically do not amortize prior to maturity.

Investment Policies

We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we generally acquire in connection with buyouts and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our board of directors (the “Board of Directors”):

•	We will at all times conduct our business so as to retain our status as a BDC. In order to retain that status, we must operate for the purpose of investing in certain categories of qualifying assets. In addition, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a BDC or qualifying assets) if, after giving effect to such acquisition, the value of our “qualifying assets” is less than 70.0% of the value of our total assets. We anticipate that the securities we seek to acquire will generally be qualifying assets.

•	We will at all times endeavor to conduct our business so as to retain our status as a RIC under the Code. To do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

With the exception of our policy to conduct our business as a BDC, these policies are not fundamental and may be changed without stockholder approval.

Investment Concentrations

Year over year, our investment concentration as a percentage of fair value and of cost has remained relatively unchanged. As of September 30, 2017, our portfolio allocation is approximately 90.1% debt investments and

9.9% equity investments, at cost. Our portfolio consists primarily of proprietary investments; however, we continue to invest in syndicated investments where we participate with a group of other lenders. As of September 30, 2017, we held 12 syndicated investments totaling $41.3 million at cost and $33.8 million at fair value, or 10.0% and 9.6% of our total aggregate portfolio at cost and at fair value, respectively. We held 13 syndicated investments totaling $38.9 million at cost and $30.8 million at fair value, or 10.2% and 9.6% of our total aggregate portfolio at cost and at fair value, respectively, as of September 30, 2016.

The following table outlines our investments by security type at September 30, 2017 and 2016:

	September 30, 2017				September 30, 2016
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$198,942	48.4%	$173,896	49.4%	$227,439	59.6%	$198,721	61.7%
Secured second lien debt	168,247	40.9	155,249	44.1	113,796	29.8	100,320	31.2
Unsecured debt	3,324	0.8	3,324	0.9	2,995	0.8	3,012	0.9

Total debt investments	370,513	90.1	332,469	94.4	344,230	90.2	302,053	93.8
Preferred equity	18,794	4.5	6,561	1.9	22,988	6.0	10,262	3.2
Common equity/equivalents	22,128	5.4	13,343	3.7	14,583	3.8	9,799	3.0

Total equity investments	40,922	9.9	19,904	5.6	37,571	9.8	20,061	6.2

Total Investments	$411,435	100.0%	$352,373	100.0%	$381,801	100.0%	$322,114	100.0%

Our five largest investments at fair value as of September 30, 2017, totaled $110.9 million, or 31.5% of our total aggregate portfolio, as compared to our five largest investments at fair value as of September 30, 2016, totaling $112.1 million, or 34.8% of our total aggregate portfolio.

Our investments at fair value consisted of the following industry classifications at September 30, 2017 and 2016:

	September 30, 2017		September 30, 2016
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Service	$80,723	22.9%	$48,898	15.2%
Healthcare, education and childcare	46,288	13.1	70,577	21.9
Diversified/Conglomerate Manufacturing	40,843	11.6	50,106	15.6
Oil and gas	34,712	9.9	31,279	9.7
Telecommunications	31,350	8.9	5,790	1.8
Automobile	20,082	5.7	14,837	4.6
Diversified natural resources, precious metals and minerals	18,949	5.4	14,821	4.6
Beverage, food and tobacco	14,103	4.0	15,022	4.7
Cargo Transportation	13,081	3.7	13,000	4.0
Home and Office Furnishings, Housewares and Durable Consumer Products	10,100	2.9	—	—
Leisure, Amusement, Motion Pictures, Entertainment	9,225	2.6	8,769	2.7
Hotels, Motels, Inns, and Gaming	7,136	2.0	—	—
Personal and non-durable consumer products	7,035	2.0	7,858	2.4
Machinery	5,114	1.4	5,597	1.7
Textiles and leather	4,879	1.4	3,836	1.2
Printing and publishing	3,628	1.0	6,033	1.9
Buildings and real estate	3,004	0.9	11,223	3.5
Broadcast and entertainment	—	—	4,682	1.5
Finance	—	—	3,000	0.9
Electronics	—	—	2,980	0.9
Other, < 2.0%	2,121	0.6	3,806	1.2

Total Investments	$352,373	100.0%	$322,114	100.0%

Our investments at fair value were included in the following U.S. geographic regions at September 30, 2017 and 2016:

	September 30, 2017		September 30, 2016
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$150,727	42.8%	$131,181	40.8%
West	116,302	33.0	57,786	17.9
Midwest	58,915	16.7	100,142	31.1
Northeast	26,429	7.5	33,005	10.2

Total Investments	$352,373	100.0%	$322,114	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Process

Overview of Investment and Approval Process

To originate investments, the Adviser’s investment professionals use an extensive referral network comprised primarily of private equity sponsors, leveraged buyout funds, investment bankers, attorneys, accountants, commercial bankers, and business brokers. The Adviser’s investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity with our president, Robert L. Marcotte, to authorize the submission of an indication of interest (“IOI”) to the prospective portfolio company. If the prospective portfolio company passes this initial screening and the IOI is accepted by the prospective company, the investment professionals will seek approval to issue a letter of intent (“LOI”) to the prospective company from the Adviser’s investment committee, which is composed of Messers. Gladstone, Brubaker and Marcotte. If this LOI is issued, then the Adviser and Gladstone Securities (the “Due Diligence Team”) will conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company’s historical financial statements, industry, competitive position and management team, analyzing its conformity to our general investment criteria. The investment professionals then present this profile to the Adviser’s investment committee, which must approve each investment. Further, each investment is available for review by the members of our Board of Directors, a majority of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act.

Prospective Portfolio Company Characteristics

We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

•	Value-and-Income Orientation and Positive Cash Flow. Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value-and-income orientation. In seeking value, we focus on established companies in which we can invest at relatively low multiples of EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we typically invest in companies that generate relatively stable to growing sales and cash flow to provide some assurance that they will be able to service their debt. We do not expect to invest in start-up companies or companies with what we believe to be speculative business plans.

•	Experienced Management. We typically require that the businesses in which we invest have experienced management teams. We also require the businesses to have proper incentives in place to induce management teams to succeed and act in concert with our interests as an investor, including having significant equity or other interests in the financial performance of their respective companies.

•	Strong Competitive Position in an Industry. We seek to invest in businesses that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek businesses that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

•	Enterprise Collateral Value. The projected enterprise valuation of the business, based on market based comparable cash flow multiples, is an important factor in our investment analysis in determining the collateral coverage of our debt securities.

Extensive Due Diligence

The Due Diligence Team conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. The due diligence investigation may begin with a review of publicly available information followed by in depth business analysis, including, but not limited to, any of the following:

•	a review of the prospective portfolio company’s historical and projected financial information, including a quality of earnings analysis;

•	visits to the prospective portfolio company’s business site(s);

•	interviews with the prospective portfolio company’s management, employees, customers, and vendors;

•	review of loan documents and material contracts;

•	background checks and a management capabilities assessment on the prospective portfolio company’s management team; and

•	research on the prospective portfolio company’s products, services or particular industry and its competitive position therein.

Upon completion of a due diligence investigation and a decision to proceed with an investment, the Adviser’s investment professionals who have primary responsibility for the investment present the investment opportunity to the Adviser’s investment committee. The investment committee then determines whether to pursue the potential investment. Prior to the closing of an investment, additional due diligence may be conducted on our behalf by attorneys, independent accountants, and other outside advisers, as appropriate.

We also rely on the long-term relationships that the Adviser’s investment professionals have with leveraged buyout funds, investment bankers, commercial bankers, private equity sponsors, attorneys, accountants, and business brokers. In addition, the extensive direct experiences of our executive officers and managing directors in the operations of lower middle market companies and providing debt and equity capital to lower middle market companies plays a significant role in our investment evaluation and assessment of risk.

Investment Structure

Once the Adviser has determined that an investment meets our standards and investment criteria, the Adviser works with the management of that company and other capital providers to structure the transaction in a way that we believe will provide us with the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company. As discussed above, the capital classes through which we typically structure a deal include senior debt, senior subordinated debt, junior subordinated debt, and preferred and common equity or equivalents. Through its risk management process, the Adviser seeks to limit the downside risk of our investments by:

•	seeking collateral or superior positions in the portfolio company’s capital structure where possible;

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with preserving our capital;

•	holding board seats or securing board observation rights at the portfolio company;

•	incorporating put rights and call protection into the investment structure where possible; and

•	making investments with an expected total return (including both interest and potential equity appreciation) that it believes compensates us for the credit risk of the investment.

We expect to hold most of our debt investments until maturity or repayment, but may sell our investments (including our equity investments) earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company. Occasionally, we may sell some or all of our investment interests in a portfolio company to a third party in a privately negotiated transaction to manage our credit or sector exposures or to enhance our portfolio yield.

Competitive Advantages

A large number of entities compete with us and make the types of investments that we seek to make in lower middle market privately-owned businesses. Such competitors include BDCs, non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources or are able to access capital more cost effectively. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, serve a broader customer base, and establish a greater market share. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the regulatory requirements we must comply with as a publicly traded company. However, we believe that we have the following competitive advantages over other providers of financing to lower middle market companies.

Management Expertise

Our Adviser has a separate investment committee for the Company and each of the Affiliated Public Funds. The Adviser’s investment committee for the Company is comprised of Messrs. Gladstone, Brubaker and Marcotte, each of whom have a wealth of experience in our area of operation. Mr. Gladstone and Mr. Brubaker also serve on the Adviser’s investment committee for the other Affiliated Public Funds. Mr. Gladstone has been the chairman and chief executive officer of each of the Gladstone Companies since their founding. Mr. Gladstone and Mr. Marcotte both have over 25 years of experience in investing in middle market companies and with operating in the BDC marketplace in general. Mr. Brubaker has over 25 years of experience in acquisitions and operations of companies. Messrs. Gladstone and Brubaker also have principal management responsibility for the Adviser as its executive officers. These three individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to lower middle market companies and Messrs. Gladstone and Brubaker have worked together at the Gladstone Companies for more than ten years. In addition, we have access to the resources and expertise of the Adviser’s investment professionals and support staff who possess a broad range of transactional, financial, managerial and investment skills.

Increased Access to Investment Opportunities Developed Through Extensive Research Capability and Network of Contacts

The Adviser seeks to identify potential investments through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Adviser’s investment professionals have long-term relationships. We believe that the Adviser’s investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation, experience and focus on investing in lower middle market companies enables us to source and identify well-positioned prospective portfolio companies that provide attractive investment opportunities. Additionally, the

Adviser expects to generate information from its professionals’ network of accountants, consultants, lawyers and management teams of portfolio companies and other contacts to support the Adviser’s investment activities.

Disciplined, Value and Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

In making its investment decisions, the Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect the Adviser to use the same value and income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to manage downside exposure. The Adviser’s approach seeks to reduce our risk in investments by using some or all of the following approaches:

•	focusing on companies with sustainable market positions and cash flow;

•	investing in businesses with experienced and established management teams;

•	engaging in extensive due diligence from the perspective of a long-term investor;

•	investing at low price-to-cash flow multiples; and

•	adopting flexible transaction structures by drawing on the experience of the investment professionals of the Adviser and its affiliates.

Longer Investment Horizon

Unlike private equity funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity funds typically provide that these funds may only invest investors’ capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in a lower overall return to investors and/or an adverse impact on their portfolio companies. In contrast, we are an exchange-traded corporation of perpetual duration. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Flexible Transaction Structuring

We believe our management team’s broad expertise and years of combined experience enables the Adviser to identify, assess, and structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions, such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures and, in some cases, the types of securities in which we invest. We believe that this approach enables the Adviser to craft a financing structure which best fits the investment and growth profile of the underlying business and yields attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets.

Ongoing Management of Investments and Portfolio Company Relationships

The Adviser’s investment professionals actively oversee each investment by continuously evaluating the portfolio company’s performance and typically working collaboratively with the portfolio company’s management to identify and incorporate best resources and practices that help us achieve our projected investment performance.

Monitoring

The Adviser’s investment professionals monitor the financial performance, trends, and changing risks of each portfolio company on an ongoing basis to determine if each company is performing within expectations and to guide the portfolio company’s management in taking the appropriate courses of action. The Adviser employs various methods of evaluating and monitoring the performance of our investments in portfolio companies, which can include the following:

•	monthly analysis of financial and operating performance;

•	assessment of the portfolio company’s performance against its business plan and our investment expectations;

•	attendance at and/or participation in the portfolio company’s board of directors or management meetings;

•	assessment of portfolio company management, sponsor, governance, and strategic direction;

•	assessment of the portfolio company’s industry and competitive environment; and

•	review and assessment of the portfolio company’s operating outlook and financial projections.

Relationship Management

The Adviser’s investment professionals interact with various parties involved with a portfolio company, or investment, by actively engaging with internal and external constituents, including:

•	management;

•	boards of directors;

•	financial sponsors;

•	capital partners; and

•	advisers and consultants.

Managerial Assistance and Services

As a BDC, we make available significant managerial assistance, as defined in the 1940 Act, to our portfolio companies and provide other services (other than such managerial assistance) to such portfolio companies. Neither we, nor the Adviser, currently receive fees in connection with the managerial assistance we make available. At times, the Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) taking a primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser as discussed below in “—Transactions with Related Parties—Investment Advisory and Management Agreement—Base Management Fee.” However, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies.

In February 2011, Gladstone Securities started providing other services (such as investment banking and due diligence services) to certain of our portfolio companies; see “—Transactions with Related Parties—Other Transactions” below.

Valuation Process

The following is a general description of the Policy (which has been approved by our Board of Directors) that the professionals of the Adviser and Administrator, with oversight and direction from our chief valuation officer, an employee of the Administrator who reports directly to our Board of Directors, (collectively, the “Valuation Team”) use each quarter to determine the value of our investment portfolio. In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on the Policy. The Valuation Team values our investments in accordance with the requirements of the 1940 Act and accounting principles generally accepted in the U.S. (“GAAP”). Fair value (especially for investments in privately-held businesses) depends upon the specific facts and circumstances of each individual investment. Each quarter, our Board of Directors, including the Valuation Committee of our Board of Directors (the “Valuation Committee”), which is comprised entirely of independent directors, reviews the Policy to determine if changes thereto are advisable and assesses whether the Valuation Team has applied the Policy consistently. With respect to the valuation of our investment portfolio, the Valuation Team performs the following steps each quarter:

•	Each investment is initially assessed by the Valuation Team using the Policy, which may include:

•	obtaining fair value quotes or utilizing input from third party valuation firms; and

•	using techniques, such as total enterprise value, yield analysis, market quotes and other factors, including but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; and the markets in which the portfolio company operates.

•	Preliminary valuation conclusions are then discussed amongst the Valuation Team and with our management and documented for review by the Valuation Committee and Board of Directors. Written valuation recommendations and supporting material are sent to the Board of Directors in advance of the quarterly meetings.

•	Next, the Valuation Committee meets to review this documentation and discuss the information provided by our Valuation Team, determines whether the Valuation Team has followed the Policy, and determines whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and reviews other facts and circumstances. Then, the Valuation Committee and chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors, so that the full Board of Directors may review and approve, with a vote, to accept or reject the fair value recommendations in accordance with the Policy.

Fair value measurements of our investments may involve subjective judgment and estimates. Due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate, from period to period. Our valuation policies, procedures and processes are more fully described in Note 2— Summary of Significant Accounting Policies in our accompanying Notes to Consolidated Financial Statements included elsewhere in this prospectus.

Transactions with Related Parties

Investment Advisory and Management Agreement

In 2006, we entered into the Advisory Agreement, which was subsequently amended in October 2015, as approved unanimously by our Board of Directors, including the unanimous approval of our independent directors, to reduce the base management fee payable to the Adviser effective July 1, 2015, as discussed further below. In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the agreement or interested person of any such party, unanimously approved the annual renewal of the Advisory Agreement with the Adviser through August 31, 2018.

Mr. Gladstone, our chairman and chief executive officer, controls the Adviser. The Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our shareholders; (2) the investment performance of the Company and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company; (4) the extent to which economies of scale will be realized as the Company and the Affiliated Public Funds grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors; (5) the fee structure of the advisory and administrative agreements of comparable funds; (6) indirect profits to the Adviser created through the Company; and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

Based on the information reviewed and the considerations detailed above, our Board of Directors, including all of the directors who are not “interested persons” as that term is defined in the 1940 Act, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the Advisory Agreement, as being in the best interests of our stockholders.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period. Prior to July 1, 2015, the annual rate was 2.0%. Our Board of Directors may (as it has for the years ended September 30, 2017, 2016 and 2015) accept an unconditional and irrevocable credit from the Adviser to reduce the annual 1.75% (or prior to July 1, 2015, 2.0%) base management fee on syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations.

Additionally, as stated above, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance, as specifically discussed above in “—Ongoing Management of Investments and Portfolio Company Relationships—Managerial Assistance and Services.” The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees is retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily for the valuation of portfolio companies. Loan servicing fees that are payable to the Adviser pursuant to our Fifth Amended and Restated Credit Agreement, with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender, as amended (our “Credit Facility”), are also 100% credited against the base management fee as discussed below “—Loan Servicing Fee Pursuant to Credit Agreement”.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains-based incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid from our inception through September 30, 2017, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate unrealized capital depreciation included in the calculation of the capital gains-based incentive fee plus the aggregate unrealized capital appreciation plus the aggregate unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded or paid from our inception through September 30, 2017.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not cover 100.0% of distributions to common stockholders for the years ended September 30, 2017, 2016, and 2015, which credits totaled $2.3 million, $1.4 million and $1.4 million, respectively.

Loan Servicing Fee Pursuant to Credit Agreement

The Adviser also services the loans held by Gladstone Business Loan, LLC (“Business Loan”) (the borrower under our Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the monthly aggregate outstanding balance of loans pledged under our Credit Facility. Since Business Loan is a consolidated subsidiary of ours, and the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors and adjusted appropriately for any share issuances or repurchases during the period) during any given calendar year, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, for the years ended September 30, 2017, 2016, and 2015, these loan servicing fees were 100% voluntarily, unconditionally, and irrevocably credited back to us by the Adviser.

Administration Agreement

In 2006, we entered into the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees, including our chief financial officer and treasurer, chief compliance officer, chief valuation officer and general counsel and secretary (who also serves as the Administrator’s president). Prior to July 1, 2014, our allocable portion of the expenses were derived by multiplying that portion of the Administrator’s expenses allocable to all funds managed by the Adviser by the percentage of our total assets at the beginning of each quarter in comparison to the total assets at the beginning of each quarter of all funds managed by the Adviser.

Effective July 1, 2014, our allocable portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator under contractual agreements. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, approved the annual renewal of the Administration Agreement through August 31, 2018.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee or incentive fee. Specifically, Gladstone Securities may be paid an investment banking fee in an amount not greater than 1% of our investment in a portfolio company at the closing of such investment. For additional information refer to Note 4—Related Party Transactions of our accompanying Notes to Consolidated Financial Statements.

Material U.S. Federal Income Tax Considerations

Regulated Investment Company Status

To maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must generally distribute to our stockholders, for each taxable year, at least 90.0% of our investment company taxable income, which is our ordinary income plus the excess of our net short-term capital gains over net long-term capital losses. We refer to this as the “annual distribution requirement”. We must also meet several additional requirements, including:

•	Business Development Company status. At all times during the taxable year, we must maintain our status as a BDC.

•	Income source requirements. At least 90.0% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities, loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership.

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50.0% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10.0% of the outstanding voting securities of an issuer of such other securities, and (b) such other securities of any one issuer do not represent more than 5.0% of our total assets; and (2) no more than 25.0% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC

If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s adjusted tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we generally would be subject to corporate-level federal income tax on any unrealized appreciation with respect to our assets to the extent that any such unrealized appreciation is recognized during a specified period up to ten years.

Qualification as a RIC

If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90.0% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4.0% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. For the years ended December 31, 2016, 2015 and 2014, we did not incur any excise taxes.

The federal excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax (at rates up to a maximum of 35.0% for 2017), on any undistributed income, including both ordinary income and capital gains.

If we acquire debt obligations that (i) were originally issued at a discount, (ii) bear interest at rates that are not either fixed rates or certain qualified variable rates or (iii) are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the original issue discount (“OID”) that accrues over the life of the obligation. Additionally, PIK interest, which is computed at the contractual rate specified in a loan agreement and is added to the principal balance of a loan, is also a non cash source of income that we are required to include in taxable income each year. Both OID and PIK income will be included in our investment company taxable income even though we receive no cash corresponding to such amounts. As a result, we may be required to make additional distributions corresponding to such OID and PIK amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the imposition of federal income and excise taxes. In this event, we may be required to sell investments or other assets to meet the RIC distribution requirements. For the year ended September 30, 2017, we recorded $0.3 million of OID income and the unamortized balance of OID investments (which are primarily all syndicated loans) as of September 30, 2017 totaled $0.4 million. As of September 30, 2017, we had six investments which had a PIK interest component and we recorded PIK interest income of $5.0 million during the year ended September 30, 2017.

Taxation of Our U.S. Stockholders

Distributions

For any period during which we qualify as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to distributions to our preferred stockholders and then to distributions to our common stockholders based on priority in our capital structure. Any distributions in excess of our current and accumulated earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of common stock and thereafter as gain from the sale of shares of our common stock. Distributions of our long-term capital gains, reported by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70.0% dividends received deduction with respect to dividends received from us, other than capital gains dividends, but only to the extent such amount is attributable to dividends received by us from taxable domestic corporations. Certain U.S. stockholders who are individuals, estates and trusts generally are subject to a 3.8% Medicare tax on dividends on shares of our stock.

Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect (in accordance with Section 855(a) of the Code) to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the later of the due date for filing our return for that taxable year or the 15th day of the ninth month following the close of the taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment of the same type following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

If a common stockholder participates in our “opt in” dividend reinvestment plan, any distributions reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the common stockholder had received the distribution in cash. The common stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the common stockholder’s account. We may use newly issued shares under the guidelines of our dividend reinvestment plan, or we may purchase shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stockholders.

Sale of Our Shares

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common or preferred stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Under the tax laws in effect as of the date of this filing, individual U.S. stockholders are subject to a maximum federal income tax rate of 20.0% on their net capital gain (i.e. the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (at rates up to a maximum of 35.0% for 2017). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders. Certain U.S. stockholders who are individuals, estates or trusts generally are subject to a 3.8% Medicare tax on capital gain from the sale or other disposition of, shares of our common stock.

Backup Withholding or Other Required Withholding

We may be required to withhold federal income tax, or backup withholding (at a rate of 28.0% for 2017), from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (“IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding will not begin until January 1, 2019 with respect to gross proceeds from a sale or other disposition of our stock.

Possible Legislative or Other Actions Affecting Tax Consequences

You should recognize that the current federal income tax treatment of an investment in our securities may be modified by legislative, judicial or administrative action at any time and that any such action may affect an investment in our securities adversely. Legislators, the U.S. Treasury Department and the IRS regularly review the federal income tax laws, including the Code, Treasury Regulations, rulings, administrative interpretations and practices of the IRS. Revisions to the federal income tax laws, including pursuant to the Tax Cuts and Jobs Act of 2017 bill actively being considered by the U.S. Congress, could make an investment in our securities less attractive, including as compared to other investments, from a federal income tax standpoint. Consequently, you should consult your own tax advisors regarding the effect of potential changes to the federal income tax laws on an investment in our securities.

Regulation as a BDC

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding “voting securities,” as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in qualifying assets, as described in Sections 55(a)(1) through (a)(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than certain interests in furniture, equipment, real estate, or leasehold improvements (“operating assets”) represent at least 70.0% of total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, any State or States in the U.S.;

(b)	is not an investment company (other than a small business investment company wholly owned by the BDC or otherwise excluded from the definition of investment company); and

(c)	satisfies one of the following:

(i)	it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	it is controlled by the BDC and for which an affiliate of the BDC serves as a director;

(iii)	it has total assets of not more than $4.0 million and capital and surplus of not less than $2 million;

(iv)	it does not have any class of securities listed on a national securities exchange; or

(v)	it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250.0 million.

(2)	Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3)	Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.” In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our “senior securities representing indebtedness” fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender. In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would also be restricted if our “senior securities that are stock” fail to have an asset coverage of at least 200% (measured at the time of declaration of such distribution and accounting for such distribution). If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain the requisite asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

Generally, a BDC must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as a qualifying asset for the 70.0% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Code of Ethics

We, and all of the Gladstone companies, have adopted a code of ethics and business conduct applicable to all of the officers, directors and employees of such companies that complies with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act of 1933 (the “Securities Act”) and Rule 17j-1 of the 1940 Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by such personnel and requires the reporting of certain transactions and holdings by such personnel. This code of ethics and business conduct is publicly available on our website under “Corporate Governance” at www.GladstoneCapital.com or at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, this code of ethics and business conduct is attached as an exhibit to the registration statement of which this prospectus is a part and is also available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of the code of ethics and business conduct, after paying a duplication fee, by electronic request to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. We intend to provide any required disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website or in a Current Report on Form 8-K.

Compliance Policies and Procedures

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, Jr., who also serves as chief compliance officer for all of the Gladstone companies.

Staffing

We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of the Adviser and the Administrator pursuant to the terms of the Advisory Agreement and the Administration Agreement, respectively. No employee of the Adviser or the Administrator will dedicate all of his or her time to us. However, we expect that 25 to 30 full time employees of the Adviser and the Administrator will spend substantial time on our matters during the remainder of calendar year 2017 and all of calendar year 2018. As of December 18, 2017, the Adviser and the Administrator collectively had 64 full-time employees. A breakdown of these employees is summarized by functional area in the table below:

Number of Individuals	Functional Area
12	Executive management
17	Accounting, administration, compliance, human resources, legal and treasury
35	Investment management, portfolio management and due diligence

Available Information

Copies of our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments, if any, to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are available free of charge through our website at www.GladstoneCapital.com as soon as reasonably practicable after such materials are electronically filed with or furnished to the SEC. Information on our website should not be considered part of this prospectus. A request for any of these reports may also be submitted to us by sending a written request addressed to Investor Relations, Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102, or by calling our toll-free investor relations line at 1-866-366-5745. The public may read and copy materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at www.sec.gov.

Competition

A large number of entities compete with us and make the types of investments that we seek to make in lower middle market privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us, although our ability to co-invest with other funds advised by the Adviser may lessen this disparity. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objective or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Properties

We do not own any real estate or other physical properties materially important to our operations. The Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to our Advisory and Administration Agreements with the Adviser and Administrator, respectively. The Adviser and Administrator are both headquartered in McLean, Virginia and the Adviser also has offices in several other states.

Legal Proceedings

We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2017, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus. Under the 1940 Act, we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2017, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.7% of total investments, at fair value, as of September 30, 2017.

(Dollars in thousands)

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis		Cost	Fair Value
					(Dollar amounts in thousands) (unaudited)
NON-CONTROL/NON-AFFILIATE INVESTMENTS

Proprietary Investments:
AG Transportation Holdings, LLC 2430 Lincolnway East Goshen, IN 46526	Cargo Transportation	Secured Second Lien Debt Member Profit Participation Profit Participation Warrants	18.00 12.00	% %	$13,000 1,000 244	$13,081 — —

Alloy Die Casting Co. 6550 Caballero Blvd. Buena Park, CA 90620	Diversified / conglomerate manufacturing	Secured First Lien Debt Secured First Lien Debt Secured First Lien Debt Preferred Stock Common Stock	29.50 25.83	% %	5,235 75 390 2,192 18	3,272 47 246 — —

Belnick, Inc. 4350 Ball Ground Hwy Canton, GA 30114	Home and Office Furnishings, Housewares and Durable Consumer Products	Secured Second Lien Debt			10,000	10,100

B+T Group Acquistion Inc. 1717 Boulder Ave #3000 Tulsa, OK 74119	Telecommunications	Secured First Lien Debt Preferred Stock	30.00%		6,000 1,799	5,955 140

Canopy Safety Brands, LLC 322 Industrial Court Concord, NC 28025	Personal and non-durable consumer products	Secured First Lien Line of Credit Secured First Lien Debt Participation Warrant	6.74%		— 6,600 500	— 6,616 259

Chinese Yellow Pages Company 9550 Flair Drive Suite 200 El Monte, CA 91731	Printing and publishing	Secured First Lien Line of Credit			107	—

EL Academies, Inc. 1650 Tysons Blvd Suite 630 McLean, VA 22102	Healthcare, Education, and Childcare	Secured First Lien Line of Credit Secured First Lien Debt Secured First Lien Delayed Draw Term Loan Common Stock	4.01%		— 12,000 — 500	— 12,000 — 500

FedCap Partners, LLC 11951 Freedom Drive, 13th Fl Reston, VA 20190	Private equity fund	Class A Membership Units	6.67%		1,634	751

Flight Fit N Fun 7200 Fullerton Road Springfield, VA 22150	Leisure, Amusement, Motion Pictures, Entertainment	Secured First Lien Debt Preferred Stock	28.00%		7,800 700	7,800 1,425

Francis Drilling Fluids, Ltd. 240 Jasmine Road Crowley, LA 70526	Oil and gas	Secured Second Lien Debt Secured Second Lien Debt Preferred Equity Units Common Equity Units	4.57 3.90	% %	16,611 7,673 1,215 1	8,626 3,931 — —

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis		Cost	Fair Value
					(Dollar amounts in thousands) (unaudited)

Frontier Financial Group, Inc. 1990 M Street NW Washington, DC 20036	Diversified/conglomerate service	Preferred Stock Preferred Stock Warrant	15.38%		500 —	500 —

Funko Acquisition Holdings, LLC 1202 Shuksan Way Everett, WA 98203	Personal and non-durable consumer products	Preferred Equity Units Common Stock	0.10 0.40	% %	167 —	159 —

GFRC Holdings, LLC 3615 Miller Park Dr. Garland, TX 75042	Buildings and real estate	Secured First Lien Line of Credit Secured First Lien Debt Preferred Stock Common Stock Warrants	100.00 45.00	% %	1,180 1,000 1,025 —	1,180 1,000 824 —

HB Capital Resources 2999 Oak Road Suite 710 Walnut Creek, CA 94597	Diversified/conglomerate service	Secured Second Lien Debt			22,000	22,110

IA Tech, LLC 1690 Roberts Blvd, Suite 108 Kennesaw, GA 30144	Diversified/conglomerate service	Secured First Lien Debt			23,000	23,633

Leeds Novamark Capital I, L.P. 350 Park Avenue, 23rd Floor New York, NY 10022	Private equity fund—healthcare, education and childcare	Limited Partnership Interest	3.46%		1,628	1,645

Meridian Rack & Pinion, Inc. 6740 Cobra Way San Diego, CA 92121	Automobile	Secured First Lien Debt Preferred Stock	23.30%		4,140 1,449	3,643 133

Merlin International, Inc 8219 Leesburg Pike, Suite 400 Vienna, VA 22182	Healthcare, Education, and Childcare	Secured Second Lien Debt			10,000	10,150

The Mochi Ice Cream Company 5563 Alcoa Avenue Vernon, CA 90058	Beverage, Food and Tobacco	Secured Second Lien Debt Common Stock	2.49%		6,750 450	6,809 —

NetFortris Corp. 800 S Michigan St Seattle, WA 98108	Telecommunications	Secured First Lien Line of Credit Secured First Lien Debt Common Stock Warrant	0.00%		— 24,000 1	— 24,240 —

Precision International, LLC 435 Burt Street Sistersville, WV 26175	Machinery	Secured First Lien Debt Membership Unit Warrant	33.33%		808 —	798 —

Sea Link International IRB, Inc. 13151 66th St N Largo, FL 33773	Automobile	Secured Second Lien Delayed Draw Term Loan Secured Second Lien Debt Common Equity Units	1.78%		— 4,975 495	— 5,025 362

Travel Sentry, Inc 110 SE 6th Street, Suite 1754 Fort Lauderdale, FL 33301	Diversified/ conglomerate service	Secured First Lien Debt			8,902	9,170

Triple H Food Processor 5821 Wilderness Avenue Riverside, CA 92504	Beverage, Food and Tobacco	Secured First Lien Line of Credit Secured First Lien Debt Common Stock	7.11%		— 6,800 250	— 6,928 366

TWS Acquisition Corporation 120 N. 44th Street, Suite 230 Phoenix, AZ 85034	Healthcare, Education, and Childcare	Secured First Lien Line of Credit Secured First Lien Debt			— 9,432	— 9,609

United Flexible, Inc 815 Forestwood Drive Romeoville, IL 60446	Diversified/conglomerate manufacturing	Secured Second Lien Debt Preferred Stock Common Stock	1.19 1.10	% %	17,909 538 148	17,903 554 —

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis	Cost	Fair Value
				(Dollar amounts in thousands) (unaudited)

Vacation Rental Pros Property Management, LLC 200 Executive Way #200 Ponte Vedra, FL 32082	Hotels, Motels, Inns, and Gaming	Secured Second Lien Debt		7,145	7,136

Vision Government Solutions 44 Bearfoot Road Northboro, MA 01532	Diversified/conglomerate services	Secured First Lien Line of Credit Secured First Lien Delayed Draw Term Loan Secured First Lien Debt		1,450 9,000 1,600	1,420 8,390 1,485

WadeCo Specialties, Inc. 480 Frelinghuysen Avenue Newark, NJ 07114	Oil and gas	Secured First Lien Line of Credit Secured First Lien Debt Secured First Lien Debt Preferred Stock	3.13%	2,575 10,427 7,000 618	2,575 10,440 7,000 2,000

Subtotal—Non-Control/Non-Affiliate Proprietary Investments				$282,656	$261,936

Syndicated Investments:

DataPipe, Inc 10 Exchange Place Jersey City, NJ 07302	Diversified/conglomerate service	Secured Second Lien Debt		1,966	2,005

Keystone Acquisition Corp. 3204 McKnight E Drive Pittsburgh, PA 15237	Diversified/conglomerate service	Secured Second Lien Debt		3,922	3,960

LDiscovery, LLC 8201 Greensboro Dr #717 McLean, VA 22102	Diversified/conglomerate service	Secured Second Lien Debt		4,815	4,550

Medical Solutions Holdings, Inc. 1010 N. 102nd St Suite 300 Omaha, NE 68114	Healthcare, Education, and Childcare	Secured Second Lien Debt		2,956	2,970

NetSmart Technologies, Inc 4950 College Boulevard Overland Park, KS 66211	Healthcare, Education and Childcare	Secured Second Lien Debt		3,609	3,678

Neustar, Inc. 21575 Ridgetop Circle Sterling, VA 20166	Telecommunications	Secured Second Lien Debt		1,000	1,015

New Trident Holdcorp, Inc. 920 Ridgebrook Road, 2nd Floor Sparks, MD 21152	Healthcare, Education and Childcare	Secured Second Lien Debt		4,000	2,412

Edmentum 5600 W 83rd Street Bloomington, MN 55437	Healthcare, Education and Childcare	Secured Second Lien Debt Common Stock	2.09%	3,324 2,636	3,324 —

PSC Industrial Holdings Corp 5151 San Felipe, Suite 1100 Houston, TX 77056	Diversified/conglomerate service	Secured Second Lien Debt		3,452	3,500

Vertellus Holdings LLC 1500 S Tibbs Ave Indianapolis, IN 46241	Chemicals, Plastics and Rubber	Secured Second Lien Debt Common Equity	0.88%	1,099 3,018	929 442

W3, Co. 11111 Wilcrest Green Drive #300 Houston, TX 77042	Oil and gas	Common Equity	0.09%	499	139

Company	Industry	Investment	Percentage of Class Held on a Fully Diluted Basis		Cost	Fair Value
					(Dollar amounts in thousands) (unaudited)
Subtotal—Non-Control / Non-Affiliate Syndicated Investments					$36,296	$28,924

Total Non-Control/Non-Affiliate Investments (represented 82.5% of total investments at fair value)					$318,952	$290,860

AFFILIATE INVESTMENTS
Proprietary Investments:

Edge Adhesives Holdings, Inc. 30 Amberwood Parkway Ashland, OH 44805	Diversified/conglomerate manufacturing	Secured First Lien Debt Secured First Lien Debt Preferred Stock	25.16%		6,200 1,600 2,516	5,704 1,480 —

Lignetics, Inc. 11951 Freedom Drive, 13th Fl Reston, VA 20190	Diversified/conglomerate manufacturing	Secured Second Lien Debt Secured Second Lien Debt Secured Second Lien Debt Preferred Stock Common Stock	7.86 10.62	% %	6,000 8,000 3,300 800 1,855	5,998 7,997 3,299 826 828

LWO Acquisitions, LLC 1920 Hurd Drive Irving, TX 75038	Diversified/conglomerate manufacturing	Secured First Lien Line of Credit Secured First Lien Debt Common Stock	9.99%		2,746 10,921 921	2,336 9,301 —

Subtotal Affiliate Proprietary Investments					44,859	37,769

Syndicated Investments:

Targus Cayman HoldCo, Ltd. 1211 North Miller Street Anaheim, CA 92806	Textiles and leather	Common Stock	6.68%		5,009	4,879

Total Affiliate Investments (represented 12.1% of total investments at fair value)					$49,868	$42,648

CONTROL INVESTMENTS
Proprietary Investments:

Defiance Integrated Technologies, Inc. 1090 Perry Street Defiance, OH 43512	Automobile	Secured Second Lien Debt Common Stock	76.20%		8,065 580	8,065 2,856

PIC 360, LLC 843 N Cleveland Massillon Rd Akron, OH 44333	Machinery	Secured First Lien Debt Common Equity Units	75.00%		4,000 1	4,000 316

Sunshine Media Holdings 735 Broad St, Suite 708 Chattanooga, TN 37402	Printing and publishing	Secured First Lien Line of Credit Secured First Lien Debt Secured First Lien Debt Secured First Lien Debt Preferred Stock Common Stock Common Stock Warrants	97.07 74.29 74.29	% % %	1,328 3,525 8,401 10,700 5,275 740 —	1,328 679 1,621 — — — —

Total Control Proprietary Investments (represented 5.4% of total investments at fair value)					$42,615	$18,865

Total Investments					$411,435	$352,373

Significant Portfolio Companies

Set forth below is a brief description of each portfolio company in which we have made an investment whose fair value represents greater than 5% of our total assets as of September 30, 2017. Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

HB Capital Resources, Ltd.

Our investment in HB Capital Resources, Ltd. (“HB Capital”) had an aggregate fair value of $22.1 million as of September 30, 2017 consisting of secured second lien debt with a principal amount outstanding of $22.0 million, which matures in October 2022.

HB Capital provides products and services designed to help build and strengthen local communities. HB Capital provides staffing and other resources to the U.S. Communities Government Purchasing Alliance™, the California Statewide Communities Development Authority®, and the Public Finance Authority™. HB Capital also licenses its proprietary FOCUS™ software to assist agencies with compliance monitoring of their affordable housing portfolios.

HB Capital’s primary business is selling products and services through its partners to municipality and public sector buyers. Declines in municipality and public sector spending could have an adverse impact to HB Capital’s revenue. Part of HB Capital’s business relies on an active bond issuance market to generate revenue. HB Capital does not bare credit risk, but lower issuances due to volatility or uncertainty in the market may impact the Company’s issuance services.

HB Capital’s principal executive offices are located at 2175 N. California Blvd., Walnut Creek, CA 94596.

IA Tech, LLC

Our investment in IA Tech, LLC (“IA Tech”) has an aggregate fair value of $23.6 million as of September 30, 2017 consisting of secured first lien debt with a principal amount outstanding of $23.6 million, which matures on June 27, 2021.

IA Tech, LLC is a privately-owned eCommerce business. The Company operates several online auction marketplaces and eCommerce sites for active firearms, shooting, hunting and outdoor enthusiasts.

While the Company does not take title or possession of firearms, its online auction sites depend on the legal trade of new and used firearms. If the sale or ownership of certain types of firearms were to be banned by state or local governments, this could lower the volume of firearms traded on the Company’s auction platform and potentially lower revenue.

IA Tech, LLC’s principal executive offices are located at 1690 Roberts Blvd, Suite 108, Kennesaw, GA 30144.

Lignetics, Inc.

Our investment in Lignetics, Inc. (“Lignetics”) has an aggregate fair value of $18.9 million as of September 30, 2017 consisting of secured second lien debt with a principal amount outstanding of $17.3 million, which matures in November 2022, $1.9 million of common stock, at cost, and $0.8 million of preferred stock, at cost.

Lignetics manufactures and distributes branded wood pellets primarily for home heating. Lignetics is one of the largest residential wood pellet manufacturers in the U.S., with an annual production capacity of approximately 650,000 tons across nine plants.

The wood pellet heating fuel industry is competitive and fragmented. The greatest risks to Lignetics’ business are declines in the prices of alternative heating fuels (e.g. heating oil, propane), mild winters, new market participants, and industry-wide increased production capacity. Any of the aforementioned factors could lead to changes in pellet consumption and lower pellet fuel prices, which could have a material adverse impact on Lignetics’ profitability and cash flow.

Lignetics’ principal executive offices are located at P.O Box 1706, Sandpoint, ID 83864.

NetFortris Corp.

Our investment in NetFortris Corp. (“NetFortris”) has an aggregate fair value of $24.2 million as of September 30, 2017 consisting of secured first lien debt with a principal amount outstanding of $24.2 million, which matures in February 2021.

NetFortris delivers voice over internet protocol (“VoIP”) services and other cloud communications solutions that enable people to work, collaborate, and deliver customer service where and when business calls.

The VoIP market is competitive and fragmented as differentiation can be limited and barriers to entry are generally low. Over time, competition could cause average pricing and margins to decline as providers attempt to acquire new customers or keep customers from cancelling their service after their contracts expire.

NetFortris’s principal executive offices are located at 5601 6th Ave S, Ste 201, Seattle, WA 98108.

United Flexible, Inc.

Our investment in United Flexible, Inc. (“United Flexible”) has an aggregate fair value of $18.5 million as of September 30, 2017, consisting of secured first lien debt with a principal amount outstanding of $18.0 million, which matures February 2022, $0.5 million in preferred stock, at cost, and $0.1 million in common stock, at cost.

United Flexible is a global leader in innovative engineered mechanical solutions for fluid conveyance, measurement, actuation and sealing, using rigid and flexible tubes, ducts and bellows made from a variety of advanced materials.

United Flexible’s industry is competitive and an increased level of competition could create downward pressure on pricing and lower margins. Demand in many of United Flexible’s end markets is sensitive to changes in Gross Domestic Product in both the United States and Europe, so a slow down or decline in the GDP in either area could negatively impact United Flexible’s volume and cash flow generation. Additionally, United Flexible designs, develops, and manufactures many different products for a variety of applications for Aerospace environments, so a slowdown in new orders or activity in that industry could have a negative impact on the United Flexible’s results.

United Flexible’s principal executive offices are located at 815 Forestwood Drive, Romeoville, IL 60446.

WadeCo Specialties, Inc.

Our investment in WadeCo Specialties, Inc. (“WadeCo”) has an aggregate fair value of $22.0 million as of September 30, 2017 consisting of a secured first lien loan with a principal amount outstanding of $10.4 million (maturing March 6, 2019), a secured first lien loan with a principal amount outstanding of $7.0 million (maturing March 6, 2019), a secured first lien line of credit of $2.6 million with $0.4 million available (maturing April 6, 2018), and $0.6 million of preferred stock, at cost.

WadeCo provides chemicals to oil well operators used for (i) corrosion prevention in well or salt water disposal pipes; (ii) separating oil, gas and water once extracted from wells; (iii) bacteria growth management; and (iv) conditioning water utilized for fracking. WadeCo primarily operates in the Permian and Eagle Ford basins.

Declines in oil prices could negatively impact domestic energy exploration and production activity in the Permian and Eagle Ford Basins and could negatively impact demand for production chemicals. In addition, new federal and state regulations around drilling in an environmentally sustainable manner could also impact Wadeco’s services as its customers may be negatively impacted by adopting these regulations.

WadeCo’s principal executive offices are located at 8115 W. Industrial, Midland, Texas 79706.

Unconsolidated Significant Subsidiaries

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. We had certain unconsolidated subsidiaries which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of or during at least one of the years ended September 30, 2017, 2016, and 2015. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our unconsolidated significant subsidiaries as of September 30, 2017 and 2016 and for the years ended September 30, 2017, 2016, and 2015.

		As of September 30,			For the Year Ended September 30,
Portfolio Company	Balance Sheet	2017	2016	Income Statement	2017	2016	2015
Defiance Integrated Technologies, Inc.	Current assets	$6,555	$5,527	Net sales	$25,120	$23,427	$28,345
	Noncurrent assets	14,748	12,460	Gross profit	3,807	3,338	5,049
	Current liabilities	2,563	2,158	Net (loss) income	127	106	(447)
	Noncurrent liabilities	11,831	8,697

GFRC Holdings LLC	Current assets	3,115	3,116	Net sales	6,560	5,206	6,387
	Noncurrent assets	1,237	1,520	Gross profit (loss)	1,487	935	(370)
	Current liabilities	1,381	1,612	Net loss	(200)	(446)	(12,839)
	Noncurrent liabilities	2,211	1,969

Midwest Metal Distribution, Inc.(A)	Current assets	—	—	Net sales	—	—	17,148
	Noncurrent assets	—	—	Gross profit	—	—	1,888
	Current liabilities	—	—	Net loss	—	—	(1,181)
	Noncurrent liabilities	—	—		—	—

Sunshine Media Group, Inc.	Current assets	1,723	2,164	Net sales	11,858	14,514	16,083
	Noncurrent assets	440	1,096	Gross profit	3,880	5,774	7,286
	Current liabilities	9,527	8,460	Net loss	(2,264)	(1,701)	(1,406)
	Noncurrent liabilities	28,976	29,020

(A)	Investment exited in December 2014 and is no longer in our portfolio as of September 30, 2016 and 2015. The financial information presented for the income statement for the year ended September 30, 2015 is from October 1, 2014 through November 30, 2014.

Defiance Integrated Technologies, Inc. (“Defiance”) was incorporated in Delaware on May 22, 2009 and is headquartered in Defiance, Ohio. Defiance is a leading manufacturer of axle nut and washer systems for the heavy (Class 8) truck industry in North America and also provides a wheel bearing retainer nut, used primarily on light trucks, and brake cable tension limiters.

GFRC was incorporated in Texas on August 27, 2007 and is headquartered in Garland, Texas. GFRC designs, engineers, fabricates and delivers glass fiber reinforced concrete panels for commercial construction.

Midwest Metal was incorporated in Delaware, on May 18, 2010 and is a distributor and processor of custom cut aluminum and stainless steel sheet plate and bar products. Midwest Metal is headquartered in Midwest Metal, Ohio.

Sunshine Media Group, Inc. (“Sunshine”) was incorporated in Delaware on December 20, 2000 and is headquartered in Chattanooga, Tennessee. Sunshine is a fully integrated publishing, media and marketing services company that provides custom media and branded content solutions across multiple platforms, with an emphasis on healthcare and financial services.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of eight members, six of whom are not considered to be “interested persons” of ours, as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board of Directors

Under our bylaws, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class selected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Holders of our common stock and preferred stock vote together as a class for the election of directors, except that the holders of our term preferred stock have the sole right to elect two of our directors. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	75	Chairman of the Board and Chief Executive Officer(1)(2)(6)	2001	2019
Terry L. Brubaker	74	Vice Chairman, Chief Operating Officer, Asst. Secretary and Director(1)(2)(6)	2001	2018
Independent Directors
Anthony W. Parker	72	Director(2)(3)(6)(7)(8)	2001	2020
Michela A. English	67	Director(3)(8)	2002	2020
Paul W. Adelgren	74	Director(4)(5)(8)	2003	2019
John H. Outland	72	Director(3)(4)(5)(7)(8)	2003	2019
Walter H. Wilkinson, Jr.	71	Director(4)(5)(7)(8)(9)	2014	2018
Caren D. Merrick	57	Director(3)(7)(8)(9)	2014	2018

(1)	Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director’s position as our officer and/or employment by the Adviser.
(2)	Member of the executive committee.
(3)	Member of the audit committee.
(4)	Member of the ethics, nominating, and corporate governance committee.
(5)	Member of the compensation committee.
(6)	Member of the offering committee.
(7)	Member of the valuation committee.
(8)	Each independent director, serves as an alternate member of each committee for which they do not serve as a regular member. Messrs. Adelgren, Outland and Wilkinson serve as alternate members of the audit committee; Mr. Parker and Mses. English and Merrick serve as alternates on the compensation committee; Mr. Parker and Mses. English and Merrick serve as alternates on the ethics, nominating and corporate governance committee and Messrs. Adelgren, Outland and Wilkinson and Mses. English and Merrick serve as alternates on the offering committee. Mr. Adelgren and Ms. English serve as alternates on the valuation committee. Alternate members of the committees serve and participate in meetings of the committees only in the event of an absence of a regular member of the committee.
(9)	Caren D. Merrick and Walter H. Wilkinson, Jr. were elected, solely by the preferred stockholders, at the Company’s 2015 Annual Meeting of Stockholders for a term expiring in 2018.

The biographical information for each of our directors, includes all of the public company directorships held by such directors for the past five years.

Independent Directors (in alphabetical order)

Paul W. Adelgren. Mr. Adelgren has served as a director since January 2003. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president—finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas. Mr. Adelgren was selected to serve as an independent director on our Board of Directors due to his strength and experience in ethics, which also led to his appointment to the chairmanship of our Ethics, Nominating & Corporate Governance Committee, as well as his past service on our Board of Directors since 2003.

Michela A. English. Ms. English has served as director since June 2002. Ms. English previously served from 2006 until 2016 as President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January 2013. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society’s Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a director of the District of Columbia Public Education Fund, a trustee of the Corcoran Gallery of Art and College of Art and Design and as a member of the Virginia Institute of Marine Science Council. Ms. English also previously served as a director of the Society for Science and the Public. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University’s School of Management. Ms. English was selected to serve as an independent director on our Board of Directors due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board of Directors since 2002.

Caren D. Merrick. Ms. Merrick has served as our director and as a director of Gladstone Commercial, Gladstone Land and Gladstone Investment since November 2014. Ms. Merrick is the founder and CEO of Caren Merrick & Co., an advisory firm on growth strategies. Ms. Merrick is the former Founder and Chief Executive Officer of Pocket Mentor, a mobile application and digital publishing company focused on leadership development and career advancement, from 2014 until 2017. Since 2004 she has served as a partner with Bibury Partners, an investment and advisory firm that focuses on enterprise and consumer technology sectors. In addition, she has served as a board member of the Metropolitan Washington Airports Authority since 2012. Ms. Merrick co-founded and from 1996 to 2001 served as an executive vice president of, webMethods, Inc., a company that provides business-to-business enterprise software solution for Global 2000 companies. Ms. Merrick served on the boards of directors of VisualCV, a venture-backed online resume and corporate talent management solution, from 2008—2011, Inova Healthcare Services from 2001—2005, and the Northern Virginia Technology Council from 2000—2004 and WashingtonFirst Bankshares, Inc., (Nasdaq: WFMI) since

May 2015. Ms. Merrick previously served as a member of the Technology Subgroup on the Virginia Governor’s Economic Development and Jobs Creation Commission from 2010—2011. Ms. Merrick also was director of AOL.com for America Online from 1996—1997, and has also been a consultant for Australia Post, a $5 billion government business enterprise that provides postal, retail and financial, logistics and fulfillment services across Australia. Ms. Merrick is also a founding investor in Venture Philanthropy Partners, a philanthropic investment organization that mentors nonprofit leaders in growing programs to improve the lives of children from low income families in the National Capital Region. She has also served on the boards of several Washington, DC area charities, including Greater DC Cares, CharityWorks, the Fairfax Symphony and the Langley School. She is an active member of ARCS—Advancing Science in America—Achievement Awards for College Scientists. She also currently serves on the Board of the Global Good Fund and the Women in Technology’s Leadership Foundry. Ms. Merrick received a BA in political science from the University of California, Los Angeles, and has received a Certificate of Director Education from the National Association of Corporate Directors. Ms. Merrick was selected to serve as an independent director on our Board of Directors due to her knowledge and experience in operating a business and her understanding of the small business area through experiences overseeing the successful growth of her own business and several large and small businesses, charities and non-profits.

John H. Outland. Mr. Outland has served as a director since December 2003. Mr. Outland has also served as a director of Gladstone Commercial since December 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor’s degree in Chemical Engineering from Georgia Institute of Technology. Mr. Outland was selected to serve as an independent director on our Board of Directors due to his more than twenty years of experience in the real estate and mortgage industry as well as his past service on our Board of Directors since 2003.

Anthony W. Parker. Mr. Parker has served as a director since August 2001. Mr. Parker has also served as a director of Gladstone Commercial since August 2003, a director of Gladstone Investment since June 2005 and a director of Gladstone Land since January, 2013. In January 2011, Mr. Parker was elected as treasurer of the Republican National Committee. In 1997 Mr. Parker founded Parker Tide Corp., which is a government contracting company providing mission critical solutions to the Federal government. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College. Mr. Parker was selected to serve as an independent director on our Board of Directors due to his expertise and wealth of experience in the field of corporate taxation as well as his past service on our Board of Directors since our inception. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

Walter H. Wilkinson, Jr. Mr. Wilkinson has served on our Board of Directors and on the boards of directors of Gladstone Investment, Gladstone Commercial and Gladstone Land since October 2014. Mr. Wilkinson is the founder and a general partner of Kitty Hawk Capital, a venture capital firm established in 1980 and based in

Charlotte, North Carolina. He served on the board of the N.C. State University Foundation from 2007 until 2015 and has previously served as Chairman of its Graduate School Advisory Board where he endowed the Wilkinson Research Ethics Fellowship. For many years he served on the board and chairman of the finance committee of the Ben Craig Center, a business incubator affiliated with the University of N.C. at Charlotte. He is a past member and director of the National Venture Capital Association and is a past member and Chairman of the National Association of Small Business Investment Companies. Mr. Wilkinson was founding Chairman of the Carolinas Chapter of the National Association of Corporate Directors (NACD), served on its board from December 2013 until December 2015, and is currently a NACD Leadership Fellow, having completed the NACD’s program for corporate directors and its continuing educational requirements to maintain this level of recognition. Mr. Wilkinson served as a director of R.F. Micro Devices, Inc. (Nasdaq:RFMD) from 1992, serving as its Chairman of its Board of Directors from July 2008, until its $11 billion merger with Triquint Semiconductor, Inc. (TQNT) in January, 2015 to form QORVO (QRVO). He currently serves as Lead Independent Director for QORVO. Mr. Wilkinson also serves or has served as a director of numerous venture-backed companies, both public and private. Mr. Wilkinson is a graduate of N.C. State University (BS) and the Harvard Graduate School of Business Administration (MBA). Mr. Wilkinson was selected to serve as an independent director on our Board of Directors due to his over 40 year career in the venture capital industry where he has helped to start or expand dozens of rapidly growing companies in a variety of industries. Mr. Wilkinson brings a unique perspective to our Board of Directors from his experience in overseeing the successful growth and evolution of numerous businesses and understanding the challenges of leading both private and public companies through changing economic conditions.

Interested Directors

David Gladstone. Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. He also served as our interim president from February 2013 to January 2014. Mr. Gladstone is also the founder of the Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone has also served as the chairman and chief executive officer of The Gladstone Companies, Ltd. since its inception in January 2016. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Investment, Gladstone Commercial and Gladstone Land (of which he is also the president). Mr. Gladstone has also served on the board of managers of Gladstone Securities, LLC, a broker dealer that is an affiliate of ours, since 2010. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisers Inc., which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women’s Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in

California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing. Mr. Gladstone was selected to serve as a director on our Board of Directors due to the fact that he is our founder and has greater than thirty years of experience in the industry, including his service as our chairman and chief executive since our inception.

Terry Lee Brubaker. Mr. Brubaker has been our chief operating officer and a director since our inception in 2001 and served as our secretary from 2001 to October 2012. He also served as our president from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served as a director of the Adviser since its inception. He also served as president of the Adviser from its inception through February 2006, when he assumed the duties of vice chairman and chief operating officer. Mr. Brubaker also served as secretary of the Adviser from 2006 to February 2011. He has served as vice chairman, chief operating officer and as a director of Gladstone Investment since its inception and as secretary from its inception until October 2012. Mr. Brubaker has also served chief operating officer and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman and as secretary from 2003 through October 2012. Mr. Brubaker has also served as the vice chairman and chief operating officer of Gladstone Land since April 2007. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University. Mr. Brubaker was selected to serve as a director on our Board of Directors due to his more than thirty years of experience in various mid-level and senior management positions at several corporations as well as his past service on our Board of Directors since our inception.

Executive Officers and Certain Other Officers Who Are Not Directors

Information regarding our executive officers and certain other officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102):

Name	Age	Position
Michael LiCalsi	47	General Counsel and Secretary
Robert L. Marcotte	59	President
Nicole Schaltenbrand	35	Chief Financial Officer and Treasurer

Michael LiCalsi. Mr. LiCalsi is general counsel for all of the affiliated Gladstone companies and has served in this capacity since October 2009. He has also served as secretary of all of the affiliated Gladstone companies since October 2012. In addition, Mr. LiCalsi is the president of the Administrator, since July 2013, and serves as managing principal of Gladstone Securities and as a member of its board of managers, since 2010.

Robert L. Marcotte. Mr. Marcotte has served as our president since January 2014 and as an executive managing director of the Adviser since December 2013. From 2002 to December 2013 Mr. Marcotte worked at MCG Capital Corporation, serving as executive vice president and co-head of asset management for MCG Capital Corporation since 2007, where he was responsible for investment origination, evaluation, underwriting and portfolio management for the $500+ million publically traded BDC. He also served on MCG Capital Corporation’s investment committee since 2007. Mr. Marcotte was chief financial officer for Aleron, Inc., a wholesale internet access and network services provider, from 2001 to 2002, and worked in the investment banking division of Goldman, Sachs & Co. from 1998 to 2001 and Merrill Lynch & Co. from 1992 to 1998. Mr. Marcotte worked in the project financing department for GE Capital from 1986 to 1992 and as a banking officer at Mellon Bank from 1980 to 1986. Mr. Marcotte received a Bachelor of Science in Business Administration from Georgetown University.

Nicole Schaltenbrand. Ms. Schaltenbrand served as our chief accounting officer from November 2015 to March 2016 when she was appointed chief financial officer and treasurer. From May 2012 to November 2015, Ms. Schaltenbrand served as a senior manager of SEC reporting and accounting policy at National Rural Utilities Cooperative Finance Corporation. From September 2004 through May 2012, Ms. Schaltenbrand worked in the assurance practice at KPMG LLP where she attained the level of senior audit manager. She received a Bachelor of Science in Accounting from the Pennsylvania State University and is a licensed CPA in the Commonwealth of Virginia.

Employment Agreements

We are not a party to any employment agreements. Messrs. Gladstone and Brubaker have entered into employment agreements with the Adviser, whereby they are direct employees of the Adviser.

Director Independence

As required under Nasdaq listing standards, our Board of Directors annually determines each director’s independence, and continually assesses the independence of each of the directors throughout the year. The Nasdaq listing standards provide that a director of a BDC is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after a review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board of Directors has affirmatively determined that the following six directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick. In making this determination, the Board of Directors found that none of these directors had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board of Directors and chief executive officer and Mr. Brubaker, our vice chairman and chief operating officer, are not independent directors by virtue of their positions as our officers or as officers of the Adviser or their employment by the Adviser.

Corporate Leadership Structure

Mr. Gladstone has served as chairman of our Board of Directors and our chief executive officer since our inception and as our interim president from February 2013 to January 2014. Our Board of Directors believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Adelgren, one of our independent directors, serves as the lead director for all meetings of our independent directors held in executive session. The lead director has the responsibility of presiding at all executive sessions of our Board of Directors, consulting with the chairman and chief executive officer on Board of Directors and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board of Directors believes the combined role of chairman and chief executive officer, together with an independent lead director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board of Directors considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of the Adviser. The Board of Directors concluded that the combined role enhances, among other things, the Board of Directors’ understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board of Directors’ behest and on its behalf. See “—Oversight of Risk Management” below for more information on the oversight function of our Board of Directors.

Committees of Our Board of Directors

Executive Committee. Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by a majority of independent directors or the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

Audit Committee. The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. It evaluates the performance and assesses the qualifications of the independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review our annual audited financial statements and quarterly financial statements with management and the independent registered public accounting firm, including reviewing our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as included in certain of our filings with the SEC. During fiscal year 2017, the Audit Committee was composed of Messrs. Parker (Chairperson) and Outland and Mses. English and Merrick. Messrs. Adelgren and Wilkinson currently serve as alternate members of the Audit Committee. Alternate members of the Audit Committee serve and participate in meetings of the Audit Committee only in the event of an absence of a regular member of the Audit Committee. The Audit Committee met eight times during the last fiscal year. The Audit Committee has adopted a written charter that is available to stockholders in the Corporate Governance section of our website at www.gladstonecapital.com.

Our Board of Directors has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). No members of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board of Directors has unanimously determined all Audit Committee members and alternate members are financially literate under current Nasdaq rules and that Messrs. Adelgren, Outland, Parker and Wilkinson and Mses. English and Merrick each qualify as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board of Directors made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Mses. English and Merrick also serve on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Audit Committee’s

current alternate members, Messrs. Adelgren and Wilkinson, also serve as alternate members on the audit committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Board of Directors has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Audit Committee.

Compensation Committee. The Compensation Committee operates pursuant to a written charter that is available to stockholders in the Corporate Governance section of our website at www.gladstonecapital.com. The Compensation Committee conducts periodic reviews of our Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the fees paid to our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The Compensation Committee also reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. During the last fiscal year, the Compensation Committee was composed of Messrs. Outland (Chairperson), Adelgren and Wilkinson. Mr. Parker and Mses. English and Merrick currently serve as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee. The Compensation Committee met four times during the last fiscal year.

Our Board of Directors has determined that all members and alternate members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). No members of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland, Adelgren and Wilkinson also serve on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Compensation Committee’s current alternate members, Mr. Parker and Ms. English also serve as alternate members on the compensation committees of Gladstone Commercial Corporation, Gladstone Land Corporation and Gladstone Investment Corporation. Our Board of Directors has determined that this simultaneous service does not impair the respective directors’ ability to effectively serve on our Compensation Committee.

Ethics, Nominating and Corporate Governance Committee. The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board of Directors), reviewing and evaluating incumbent directors, recommending to our Board of Directors for selection candidates for election to our Board of Directors, including any nominations submitted by our stockholders as discussed below, making recommendations to our Board of Directors regarding the membership of the committees of our Board of Directors, assessing the performance of our Board of Directors, and developing our corporate governance principles. Our Ethics Committee charter can be found in the Corporate Governance section of our website at www.gladstonecapital.com. The Ethics Committee also considers nominations from stockholders pursuant to our bylaws given that such nomination is received in accordance to the procedure for submitting nominations or proposals before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure. For additional information on stockholder notice procedure, see “Certain Provisions of Maryland Law and of Our Charter and Bylaws—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” below.

During fiscal year 2017, membership of the Ethics Committee was composed of Messrs. Adelgren (Chairperson), Outland and Wilkinson. Mr. Parker and Mses. English and Merrick currently serve as alternate members of the committee. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member and alternate member of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Ethics Committee met four times during the last fiscal year.

The Offering Committee. The Offering Committee, which is composed of Messrs. Gladstone (Chairman), Brubaker and Parker, with each of our other current and future directors who meet the independence requirements of Nasdaq serving as alternates for Mr. Parker, is responsible for assisting the Board of Directors in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board of Directors that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee was formed in January 2013, and operates pursuant to a written charter, which can be found in the Corporate Governance section of our website at www.gladstonecapital.com. The Offering Committee did not meet during the last fiscal year.

The Valuation Committee. The Valuation Committee, which is composed of Ms. Merrick (Chairman), and Messrs. Outland, Parker and Wilkinson, with each of our other current and future independent directors serving as alternates, is responsible for assisting the Board of Directors in determining the fair value of our investment portfolio or other assets in compliance with the Investment Company Act of 1940, as amended, and assisting the Board of Directors’ compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee was formed in July 2015, and operates pursuant to a written charter. The Valuation Committee met four times during the last fiscal year.

Qualifications for Director Candidates. The Ethics, Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics, Nominating and Corporate Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics, Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders.

Though we have no formal policy addressing diversity, the Ethics, Nominating and Corporate Governance Committee and Board of Directors believe that diversity is an important attribute of directors and that our Board of Directors should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, the Ethics, Nominating and Corporate Governance Committee considers in its review of director nominees factors such as values, disciplines, ethics, age, gender, race, culture, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board of Directors at that point in time in order to maintain a balance of knowledge, experience and capability.

In the case of incumbent directors whose terms of office are set to expire, the Ethics, Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics, Nominating and Corporate Governance Committee also determines whether such new nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics, Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics, Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Ethics, Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Ethics, Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

Meetings. During the fiscal year ended September 30, 2017, each member of our Board of Directors attended 75% or more of the aggregate of the meetings of our Board of Directors and of the committees on which he or she served.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board of Directors in this capacity. Mr. Dellafiora also serves as chief compliance officer of Gladstone Commercial, Gladstone Land, Gladstone Investment, the Adviser, the Administrator and Gladstone Securities. Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities, LLC. He additionally serves as the chief financial officer of the Adviser and the Administrator. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and other members of senior management including, among others, our chief executive officer, president, chief financial officer, treasurer and chief operating officer.

Our Board of Directors, in its entirety, plays an active role in overseeing management of our risks. Our Board of Directors regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board of Directors plays a distinct role with respect to overseeing management of our risks:

•	Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least annually (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•	Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser and our Administrator to determine whether the fees paid to our Adviser and Administrator were reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement and the Administration Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest.

•	Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition the Valuation Committee facilitates communication between the Board of Directors, our senior and financial management and our independent public accountants related to valuation matters.

While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board of Directors on a regular basis to apprise our Board of Directors regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

Summary of Compensation

Executive Compensation

None of our executive officers receive direct compensation from us. We do not currently have any employees and do not expect to have any employees in the foreseeable future. The services necessary for the operation of our business are provided to us by our officers and the other employees of our Adviser and Administrator, pursuant to the terms of the Advisory and Administration Agreements, respectively. Mr. Gladstone, our chairman, chief executive officer and president and Mr. Brubaker, our vice chairman, chief operating officer and assistant secretary, are both employees of and compensated directly by our Adviser. Ms. Schaltenbrand, our chief financial officer and treasurer, is an employee of our Administrator. Under the Administration Agreement, we reimburse our Administrator for our allocable portion of Ms. Schaltenbrand’s salary. During our last fiscal year, our allocable portion of Ms. Schaltenbrand’s compensation paid by our Administrator was approximately $45,301 of her salary, $17,981 of her bonus, and $8,630 of the cost of her benefits.

During the fiscal year ended September 30, 2017, we incurred total fees of approximately $6.4 million to our Adviser under the Advisory Agreement, $1.1 million to our Administrator under the Administration Agreement and $1.0 million in fees for investment banking services were paid by certain of our portfolio companies to Gladstone Securities pursuant to separate agreements between such portfolio companies and Gladstone Securities. For a discussion of the terms of our Advisory and Administration Agreements and transactions with Gladstone Securities, see “Certain Transactions—Investment Advisory and Management Agreement” and “Certain Transactions—Investment Banking Services.”

Compensation of Directors

The following table shows, for the fiscal year ended September 30, 2017, compensation awarded to or paid to our current directors who are not executive officers, which we refer to as our non-employee directors, for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on our Board of Directors. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our directors.

Name	Aggregate Compensation from Fund	Total Compensation from Fund and Fund Complex Paid to Directors(1)
Paul W. Adelgren	$40,000	$155,000
Michela A. English	$39,000	$151,000
Caren D. Merrick	$46,000	$172,000
John H. Outland	$54,540	$206,540
Anthony W. Parker	$50,500	$193,000
Walter H. Wilkinson, Jr.	$43,000	$163,000

(1)	Includes compensation the director received from Gladstone Investment, as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a real estate investment trust, and Gladstone Land, our affiliate and a real estate investment trust, although not part of our Fund Complex.

For our fiscal year ended September 30, 2017, as compensation for serving on our Board of Directors, each of our independent directors received an annual fee of $25,000, an additional $1,000 for each Board of Directors meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board of Directors met. In addition, the chairperson of the Audit Committee received an annual fee of $7,500, the chairpersons of the Compensation and Valuation Committees received an annual fee of $3,000, and the chairperson of the Ethics Committee received an annual fee of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board of Directors and committee meetings.

Effective October 1, 2016, (i) the annual fee received by all independent directors for their services on our Board of Directors increased from $20,000 to $25,000 and (ii) the annual fee received by the chairperson of the Audit Committee increased from $3,000 to $7,500. We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board of Directors may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended September 30, 2017, other than for Board of Directors or committee service and meeting fees.

Certain Transactions

Investment Advisory and Management Agreement

We are externally managed by our Adviser, an affiliate of ours, pursuant to the Advisory Agreement and another of our affiliates, the Administrator, provides administrative services to us pursuant to an Administration Agreement. Each of the Adviser and Administrator are privately-held companies that are indirectly owned and controlled by David Gladstone, our chairman and chief executive officer. Our Adviser directly employs personnel that manage our portfolio investments and directly pays our payroll, benefits, and general expenses regarding such personnel. The Administrator employs, among others, our chief financial officer and treasurer, chief valuation officer, chief compliance officer, general counsel and secretary (who also serves as the president of the Administrator) and their respective staffs and directly pays our payroll, benefits, and general expenses regarding such personnel. The management services and fees in effect under the Advisory Agreement and the administrative services under the Administration Agreement are described further below. In addition, we pay our direct expenses including, but not limited to, directors’ fees, legal and accounting fees and stockholder related expenses under the Advisory Agreement.

The principal executive office of the Adviser and Administrator is 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Management Services Provided to Us by our Adviser

The Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, the Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, the Adviser has investment discretion with respect to our capital and, in that regard:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

•	identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

The Adviser’s services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

The Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise the Adviser’s investment committee:

David Gladstone, Terry Lee Brubaker, and Robert L. Marcotte whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of the Adviser by unanimous decision.

Mr. Gladstone has served as the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker. Mr. Brubaker has served as the vice chairman and chief operating officer of the Adviser since 2002 and served as secretary of the Adviser from 2002 to February 2011. Mr. Marcotte has served as an executive managing director of the Adviser since December 2013 and as our president since January 2014. For more complete biographical information on Messrs. Gladstone, Brubaker and Marcotte please see “Management—Board of Directors—Interested Directors” and “Management—Executive Officers and Certain Other Officers Who Are Not Directors.”

As discussed above, the Portfolio Managers are all officers or directors, or both, of the Adviser and Messrs. Gladstone and Brubaker are managers of the Administrator. David Gladstone is the controlling stockholder of the parent company of the Adviser and Administrator. Although we believe that the terms of the Advisory Agreement and Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, the Adviser and Administrator and their officers and directors have a material interest in the terms of these agreements. Based on an analysis of publicly available information, the Board of Directors believes that the terms and the fees payable under the Advisory Agreement and Administration Agreement are similar to those of the agreements between other BDCs that do not maintain equity incentive plans and their external investment advisers and administrators.

The Adviser and Administrator provide investment advisory and administration services to other Affiliated Public Funds. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Affiliated Public Funds that are managed by the Adviser. As of the date hereof, Messrs. Gladstone and Brubaker are primarily responsible for the day-to-day management of Gladstone Land, a publicly traded agricultural real estate company, Messrs. Gladstone, Brubaker, and Dullum (the president of Gladstone Investment) are primarily responsible for the day-to-day management of the portfolio of Gladstone Investment, another publicly-traded BDC and Messrs. Gladstone, Brubaker and Cutlip (the president of Gladstone Commercial) are primarily responsible for the day to day management of Gladstone Commercial, a publicly-traded real estate investment trust. As of September 30, 2017, the Adviser had an aggregate of approximately $2.2 billion in total assets under management.

Conflicts of Interest

As discussed above, the Portfolio Managers who are our executive officers and directors, and the officers and directors of the Adviser, serve or may serve as officers, directors, or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Investment, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Affiliated Public Funds, other than Gladstone Securities, where he sits on the board of managers as an outside non-employee manager. In addition, Mr. Brubaker, our vice chairman and chief operating officer, is vice chairman and chief operating officer of the Adviser, Gladstone Land, Gladstone Investment and Gladstone Commercial. Mr. Marcotte, our president, is an executive managing director of the Adviser. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, the Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with ours and accordingly may invest in, whether principally or secondarily, asset classes we target. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, the Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Company or the Affiliated Public Fund with the investment strategy that most closely fits the investment opportunity. Nevertheless, the management of the Adviser may face conflicts in the allocation of investment opportunities to other entities managed by the Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other funds managed by the Adviser. Our Board of Directors approved a revision of our investment objectives and strategies that became effective in October 2012, which may enhance the potential for conflicts in the allocation of investment opportunities to us and other entities managed by the Adviser.

In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2017, our Board of Directors has approved the following types of co-investment transactions:

•	Our affiliate, Gladstone Commercial, may, under certain circumstances, lease property to portfolio companies that we do not control. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

•	We may invest simultaneously with our affiliate Gladstone Investment in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

•	Pursuant to the Co-Investment Order, under certain circumstances, we may co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser (or sub-advised by the Adviser if it controls the fund), or any combination of the foregoing, subject to the conditions included therein. In connection with investments made pursuant to the Co-Investment Order a required majority of our Board of Directors must approve the transaction. A “required” majority is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the Company.

Certain of our officers, who are also officers of the Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of the Adviser has interests that differ from those of our stockholders, giving rise to a conflict. In addition, as a BDC, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. While neither we nor the Adviser currently receive fees in connection with managerial assistance, the Adviser and Gladstone Securities have, at various times, provided other services to certain of our portfolio companies and received fees for services other than managerial assistance as discussed in “Business—Ongoing Management of Investment Portfolio Company Relationships—Managerial Assistance and Services.”

Portfolio Manager Compensation

The Portfolio Managers receive compensation from the Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers’ base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager’s base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager’s bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager’s bonus increases or decreases when the Adviser’s income increases or decreases. The Adviser’s income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including Gladstone Capital. Pursuant to the Advisory Agreement, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives a base management fee and an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the Advisory Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, we incurred net fees of approximately $6.4 million, $7.9 million and $8.1 million respectively, to our Adviser under the Advisory Agreement. See “Business—Transactions with Related Parties—Investment Advisory and Management Agreement” for a full discussion of how such fees are computed and paid.

Administrator Compensation

We pay the Administrator pursuant to the Administration Agreement for our allocable portion of the Administrator’s expenses incurred while performing services to us, which are primarily rent and salaries and benefits expenses of the Administrator’s employees. During the fiscal years ended September 30, 2017, 2016 and 2015, we incurred total fees of approximately $1.1 million, $1.2 million, and $1.0 million, respectively, to our Administrator under the Administration Agreement. See “Business—Transactions with Related Parties—Administration Agreement” for more information about how these fees are calculated.

Duration and Termination

Unless terminated earlier as described below, the Advisory Agreement and the Administration Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. On July 11, 2017, we renewed the Advisory Agreement and the Administration Agreement through August 31, 2018. The Board of Directors considered the following factors as the basis for its decision to renew the Advisory Agreement: (1) the nature, extent and quality of services provided by the Adviser to our stockholders; (2) the investment performance of the Company and the Adviser, (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Company, (4) the extent to which economies of scale will be realized as the Company and the Company’s affiliates that are managed by the same Adviser (Gladstone Commercial, Gladstone Capital and Gladstone Land) grow and whether the fee level under the Advisory Agreement reflects the economies of scale for the Company’s investors, (5) the fee structure of the advisory and administrative agreements of comparable funds, and (6) indirect profits to the Adviser created through the Company and (7) in light of the foregoing considerations, the overall fairness of the advisory fee paid under the Advisory Agreement.

The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—We are dependent upon our key management personnel and the key management personnel of the Adviser, particularly David Gladstone, Terry Lee Brubaker and Robert L. Marcotte and on the continued operations of the Adviser, for our future success.”

Indemnification

Each of the Advisory and Administration Agreements provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), the Adviser, the Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s or Administrator’s services under the Advisory or Administration Agreements or otherwise as an investment adviser of ours.

In our charter and bylaws, we have agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Maryland law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence or reckless disregard of the duties involved in the conduct of the office.

Loan Servicing Fee Pursuant to Credit Facility

The Adviser services, administers and collects on the loans pledged under our Credit Facility pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Loan, in return for a 1.5% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our Credit Facility. Since Business Loan is a consolidated subsidiary of the Company, and overall, the base management fee (including any loan servicing fee, cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year, loan servicing fees paid to the Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of approximately $4.1 million, $3.9 million, and $3.8 million were incurred for the fiscal years ended September 30, 2017, 2016, and 2015, respectively, all of which were directly credited against the amount of the base management fee due to the Adviser under the Advisory Agreement.

Other Transactions

Mr. Gladstone also serves on the board of managers of our affiliate, Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority (“FINRA”) and insured by the Securities Investor Protection Corporation. Gladstone Securities is 100% indirectly owned and controlled by Mr. Gladstone and has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee (paid by such portfolio companies) in an amount not greater than 1% of each investment at closing. Messrs. Gladstone, LiCalsi and Dellafiora serve on the board of managers of Gladstone Securities and certain of the employees of the Adviser, who are also registered representatives of Gladstone Securities, perform the investment banking services on behalf of Gladstone Securities. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the voluntary, unconditional, and irrevocable credits against the base management fee. Such investment banking fees are outside of the scope of the Advisory Agreement and the Administration Agreement. Therefore, they are not credited back to the Company and are entirely retained by Gladstone Securities. Our Board of Directors reviews, approves and ratifies these fees each quarter. For additional information refer to Note 4 — Related Party Transactions of the notes to our accompanying Consolidated Financial Statements.

Loans

At September 30, 2017, we did not have any loans outstanding to affiliates.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain information regarding the ownership of the common and preferred stock of the Company as of November 13, 2017, by: (i) each current director; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. None of our executive officers or directors own shares of our 6.00% Series 2024 Term Preferred Stock, and, to our knowledge, no person beneficially owns more than 5% of our Series 2024 Term Preferred Stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Capital Corporation, 1521 Westbranch Drive, Suite 100, McLean, VA 22102. As of November 13, 2017, no independent director (or his/her immediate family members) owned securities of the Adviser.

Beneficial Ownership of Common Stock(1)(2)

Name and Address	Number of Common Shares	Percent of Total
Directors:
David Gladstone	1,168,719	4.39%
Terry Lee Brubaker	—	*
Paul W. Adelgren	8,628	*
Michela A. English	1,589	*
Caren D. Merrick	1,835	*
John H. Outland	2,453	*
Anthony W. Parker	—	*
Walter H. Wilkinson, Jr.	7,383	*
Named Executive Officers (that are not also Directors):
Nicole Schaltenbrand	—	*
All executive officers and directors as a group (10 persons)	1,566,931	5.89%

*	Less than 1%
(1)	This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 26,624,784 shares of common stock outstanding on November 13, 2017. No executive officers or directors held shares of our preferred stock as of November 13, 2017, nor was anyone a principal stockholder of our preferred stock on such date.
(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.

The following table sets forth, as of November 13, 2017, the dollar range of equity securities that are beneficially owned by each of our directors in the Company and in both the Company and Gladstone Investment in the aggregate. Gladstone Investment is our affiliate and a BDC that is also externally managed by the Adviser.

Name	Dollar Range of Equity Securities of the Company Owned by Director Nominees(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(1)(2)
Interested Directors:
David Gladstone	Over $100,000	Over $100,000
Terry Lee Brubaker	$50,001-$100,000	Over $100,000

Independent Directors:
Paul W. Adelgren	$50,001-$100,000	Over $100,000
Michela A. English	$10,001-$50,000	$10,001-$50,000
Caren D. Merrick	$10,001-$50,000	$10,001-$50,000
John H. Outland	$10,001-$50,000	$10,001-$50,000
Anthony W. Parker	None	$50,001-$100,000
Walter H. Wilkinson, Jr.	$50,001-$100,000	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of November 13, 2017, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Commercial is also managed by the Adviser. The following table sets forth certain information regarding the ownership of the common and preferred stock of Gladstone Commercial as of November 13, 2017, by each independent incumbent director and nominee. As of November 14, 2017, none of our independent directors owns any class of stock of Gladstone Commercial, other than common stock.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	9,139	*	$205,442
Michela A. English	2,111	*	$47,457
Caren D. Merrick	2,816	*	$63,304
John H. Outland	2,231	*	$50,153
Anthony W. Parker	28,187	*	$633,653
Walter H. Wilkinson, Jr.	7,551	*	$169,739

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of November 13, 2017, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Land, is also managed by the Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of November 13, 2017, by each independent incumbent director.

Name	Number of Common Shares	Percent of Class of Common Shares	Value of Securities($)(1)
Independent Directors:
Paul W. Adelgren	9,441	*	$129,525
Michela A. English	1,230	*	$16,877
Caren D. Merrick	4,432	*	$60,807
John H. Outland	1,754	*	$24,065
Anthony W. Parker	5,517	*	$75,689
Walter H. Wilkinson, Jr.	5,041	*	$69,160

*	Less than 1%
(1)	Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of November 13, 2017, by the number of shares of the respective class so beneficially owned and aggregated accordingly.

DIVIDEND REINVESTMENT PLAN

Our transfer agency and services agreement with our transfer agent, Computershare Inc., or Computershare, authorizes Computershare to provide a dividend reinvestment plan that allows for reinvestment of our distributions on behalf of our common stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our common stockholders who have “opted in” to the dividend reinvestment plan will not receive cash distributions but, instead, such cash distributions will automatically be reinvested in additional shares of our common stock.

Pursuant to the dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by Computershare, as the plan agent, if you enroll in the dividend reinvestment plan by delivering an enrollment form to the plan agent prior to the corresponding dividend record date, available at www.computershare.com/investor or 1-866-214-7543. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market.

If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee, you can transfer the common shares into your own name and then enroll in the dividend reinvestment plan or contact your broker or nominee to determine if they offer a dividend reinvestment plan.

The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on Nasdaq or elsewhere for the participants’ accounts. The price of the common shares will be the weighted average price of all common shares purchased by the plan agent on such trade date or dates.

Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan at any time online at www.computershare.com/investor, via telephone or by mailing a request to Computershare or by selling or transferring all applicable common shares. If the plan agent receives a request to withdraw near a dividend record date, the plan agent, in its sole discretion, may either distribute such dividends in cash or reinvest the common shares on behalf of the withdrawing participant. If such distributions are reinvested, the plan agent will process the withdrawal as soon as practicable, but in no event later than five business days after the reinvestment is completed.

The plan agent will maintain each participant’s account in the dividend reinvestment plan and will furnish periodic written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant; however participants may request that such common shares be certificated in their name. The plan agent will provide proxy materials relating to our stockholders’ meetings that will include those common shares purchased through the plan agent, as well as common shares held pursuant to the dividend reinvestment plan.

We pay the plan agent’s fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional common shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see “Material U.S. Federal Income Tax Considerations.”

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

Regulated Investment Company Status

In order to maintain our qualification for treatment as a RIC under Subchapter M of the Code, we generally must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term losses. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

•	Business Development Company Status. At all times during each taxable year, we must maintain our status as a business development company;

•	Income source requirements. At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from interests in qualified publicly traded partnerships; and

•	Asset diversification requirements. As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Failure to Qualify as a RIC. If we are unable to qualify for treatment as a RIC and we do not qualify for certain relief provisions, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding ten-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

Qualification as a RIC. If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gain net income for the one-year period ending on October 31 of such calendar year and (3) any ordinary income and capital gain net income for preceding years that were not distributed during such years. The excise tax would apply only to the amount by which the required distributions exceed the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular federal corporate income tax (at rates up to a maximum of 35% for 2017), on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our long-term capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained long-term capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained long-term capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder’s other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that distributions, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

From time to time, we acquire debt obligations that are issued at a discount, which may include loans we make that are accompanied by warrants that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation. In such cases, we are required to include in taxable income each year a portion of the original issue discount, or OID, that accrues over the life of the obligation. Such OID is included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC and to avoid the imposition of federal income tax and the 4% excise tax. In such case, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements.

Taxation of Our U.S. Stockholders

Distributions. For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. We first allocate our earnings and profits to our preferred stockholders and then to our common stockholders based on the priority in our capital structure. Any distributions in excess of our earnings and profits will first be treated as a return of capital to the extent of the stockholder’s adjusted basis in his or her shares of our stock and thereafter as gain from the sale of shares of our stock. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder’s holding period for its shares of our stock and whether the distributions are paid in cash or invested in additional shares of our stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the 15th day of the 9th month following the close of that taxable year, or any applicable extended due date of our tax return for such prior taxable year (2) make the election in that tax return, and (3) distribute such amount in the 12-month period following the close of the taxable year but not later than our first payment of the same type of dividend following such declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the dividend is made, subject to the October, November, December rule described above. The federal income tax characteristics of all distributions will be reported to stockholders on the Internal Revenue Service Form 1099 at the end of each calendar year.

In general, the federal income tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the rates applicable to ordinary income (at rates up to a maximum of 39.6% for

2017), and not the rates applicable to “qualified dividend income” (at rates up to a maximum of 20% for 2017). If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose, “qualified dividend income” means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividends satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

If a common stockholder participates in our dividend reinvestment plan, any dividends with respect to shares of our stock that are reinvested under the plan will be taxable to the common stockholder to the same extent, and with the same character, as if the stockholder had received the dividend in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested dividend. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder’s account.

Sale of Our Shares. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares.

Individual U.S. stockholders are subject to a maximum federal income tax rate of 20% on their net capital gain ( i.e. , the excess of realized net long- term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals which is 39.6% for 2017. Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

Medicare Tax on Unearned Income. Stockholders that are individuals, estates or trusts and that have taxable income in excess of certain thresholds are required to pay a 3.8% Medicare tax on “net investment income,” which includes, among other things, dividends on, and gains from the sale or other disposition of, shares of our stock. Prospective investors should consult their own tax advisors regarding the impact of this Medicare tax on an investment in our stock.

Required Backup Withholding. We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable dividends to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service, or IRS, notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

The Foreign Account Tax Compliance Act imposes a federal withholding tax on certain types of payments, including dividends and gross proceeds from a sale of other disposition of our stock, made to “foreign financial institutions” and certain other non-U.S. entities unless certain due diligence, reporting, withholding, and certification obligation requirements are satisfied. Under delayed effective dates provided for in the Treasury Regulations and other IRS guidance, such required withholding will not begin until January 1, 2019 with respect to gross proceeds from a sale or other disposition of our stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

We are a closed-end, non-diversified management investment company that has elected to be regulated as a BDC under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities, as defined in the 1940 Act.

We intend to conduct our business so as to retain our status as a BDC. A BDC may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making certain types of investments in assets described in Sections 55(a)(1)-(3) of the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets, other than assets defined in Section 55(a)(7) (“operating assets”), which includes certain interests in furniture, equipment, real estate, or leasehold improvements, represent at least 70% of the company’s total assets, exclusive of operating assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, any state or states in the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or otherwise excluded from the definition of investment company; and

(c) satisfies one of the following:

(i) it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) it is controlled by the BDC, alone or as part of a group, and the BDC in fact exercises a controlling influence over the management or policies of the portfolio company and, as a result of such control, has an affiliated person who is a director of the portfolio company;

(iii) it has total assets of not more than $4 million and capital and surplus of not less than $2 million;

(iv) it does not have any class of securities listed on a national securities exchange; or

(v) it has a class of securities listed on a national securities exchange, with an aggregate market value of outstanding voting and non-voting equity of less than $250 million.

(2) Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(3) Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

Pursuant to Section 61(a)(2) of the 1940 Act, we are permitted, under specified conditions, to issue multiple classes of “senior securities representing indebtedness.” However, pursuant to Section 18(c) of the 1940 Act, we are permitted to issue only one class of “senior securities that is stock.” In either case, we may only issue such senior securities if such class of senior securities, after such issuance, has an asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200.0%.

In addition, our ability to pay dividends or distributions (other than dividends payable in our stock) to holders of any class of our capital stock would be restricted if our “senior securities representing indebtedness” fail to have an asset coverage of at least 200.0% (measured at the time of declaration of such distribution and accounting for such distribution). The 1940 Act does not apply this limitation to privately arranged debt that is not intended to be publicly distributed, unless this limitation is specifically negotiated by the lender.

In addition, our ability to pay dividends or distributions (other than dividends payable in our common stock) to our common stockholders would also be restricted if our “senior securities that are stock” fail to have an asset coverage of at least 200.0% (measured at the time of declaration of such distribution and accounting for such distribution).

If the value of our assets declines, we might be unable to satisfy these asset coverage requirements. To satisfy the 200.0% asset coverage requirement in the event that we are seeking to pay a distribution, we might either have to (i) liquidate a portion of our loan portfolio to repay a portion of our indebtedness or (ii) issue common stock. This may occur at a time when a sale of a portfolio asset may be disadvantageous, or when we have limited access to capital markets on agreeable terms. In addition, any amounts that we use to service our indebtedness or for offering expenses will not be available for distributions to our stockholders. If we are unable to regain the requisite asset coverage through these methods, we may be forced to suspend the payment of such dividends.

Significant Managerial Assistance

Generally, a BDC must make available significant managerial assistance to issuers of certain of its portfolio securities that the BDC counts as a qualifying asset for the 70.0% test described above. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Significant managerial assistance also includes the exercise of a controlling influence over the management and policies of the portfolio company. However, with respect to certain, but not all such securities, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the BDC may exercise such control jointly.

Compliance Policies and Procedures

We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, Mr. Dellafiora, who also serves as chief compliance officer for all of the Gladstone family of companies.

Co-Investment Order

On July 26, 2012, the SEC granted us exemptive order that permits us to co-invest with Gladstone Investment and any future BDC or closed-end management investment company that is advised by the Adviser, (or sub-advised by the Adviser if it also controls the fund), or any combination of the foregoing, subject to the conditions contained therein.

DESCRIPTION OF OUR SECURITIES

Our authorized capital stock consists of 50,000,000 shares of capital stock, $0.001 par value per share, 44,560,000 of which are currently designated as common stock and 5,440,000 of which are currently designated as preferred stock. The following summary description of our capital stock is not necessarily complete and is subject to, and qualified in its entirety by, our charter. Please review our charter for a more detailed description of the provisions summarized below.

Common Stock

As of December 18, 2017, we had 26,632,182 shares of common stock outstanding. All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws. In the event of our liquidation, dissolution or winding up, each share of our common stock is entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any is outstanding at the time. Each share of our common stock is entitled to one vote and does not have cumulative voting rights, which means that, subject to the rights of the holders of Series 2024 Term Preferred Stock to vote in the election of directors, as described below, holders of a majority of such shares, if they so choose, could elect all of the directors, and holders of less than a majority of such shares would, in that case, be unable to elect any director. Our common stock is listed on the Nasdaq under the ticker symbol “GLAD.”

Preferred Stock

Our charter gives the Board of Directors the authority, without further action by stockholders, to issue shares of preferred stock in one or more classes or series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other Senior Securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Series 2024 Term Preferred Stock

Of the 5,440,000 shares of our capital stock designated as preferred stock, 3,000,000 of such shares are designated as 6.00% Series 2024 Term Preferred Shares, which we refer to as our Series 2024 Term Preferred Stock. As of the date hereof, we have 2,070,000 shares of Series 2024 Term Preferred Stock outstanding. Our Series 2024 Term Preferred Stock is listed on the Nasdaq under the symbol “GLADN.”

The following is a summary of the material terms of our Series 2024 Term Preferred Stock. The following summary is qualified in its entirety by reference to the Articles Supplementary Establishing and Fixing the Rights and Preferences of our Series 2024 Term Preferred Shares, including Appendix A thereto relating to the our Series 2024 Term Preferred Stock, which are filed as an exhibit to the registration statement of which this prospectus is a part.

Dividend Rights

The holders of our Series 2024 Term Preferred Stock are entitled to monthly dividends in the amount of 6.00% per annum on the stated liquidation preference of our Series 2024 Term Preferred Stock, or $0.125 per share, and we are prohibited from issuing dividends or making distributions to the holders of our common stock while any shares of our Series 2024 Term Preferred Stock are outstanding, unless all accrued and unpaid dividends on our Series 2024 Term Preferred Stock are paid in their entirety. In the event that we fail to pay dividends on our Series 2024 Term Preferred Stock when required, the dividend rate on our Series 2024 Term Preferred Stock will increase to 10.00% per annum until such default is cured.

Voting Rights

The holders of our Series 2024 Term Preferred Stock are entitled to one vote per share and do not have cumulative voting. The holders of our Series 2024 Term Preferred Stock generally vote together with the holders of our common stock, except that the holders of our Series 2024 Term Preferred Stock have the right to elect two of our directors. Furthermore, during any period that we owe accumulated dividends, whether or not earned or declared, on our Series 2024 Term Preferred Shares equal to at least two full years of dividends, the holders of our Series 2024 Term Preferred Stock will have the right to elect a majority of our Board of Directors. In addition, the holders of our Series 2024 Term Preferred Stock have voting rights with regard to certain corporate actions, including certain amendments to our charter and certain actions relating to our election to be treated as a BDC, as set forth in the articles supplementary relating to our Series 2024 Term Preferred Stock.

Liquidation Rights

Our Series 2024 Term Preferred Stock has a liquidation preference over our common stock equal to $25 per share, plus all accrued but unpaid dividends in the event of a dissolution, liquidation or winding up of our affairs.

Redemption

Our Series 2024 Term Preferred Stock has a mandatory term redemption date of September 30, 2024, however, if we fail to maintain asset coverage as required by the 1940 Act, of at least 200%, we will be required to redeem a portion of our Series 2024 Term Preferred Stock to enable us to meet the required asset coverage. We are further required to redeem our 2024 Term Preferred Shares in the event of a change in control. We also have the option to redeem such shares at any time on or after September 30, 2024, at our sole option at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any. As of the date hereof we have not exercised our option to redeem any shares. In the event that we fail to redeem our Series 2024 Term Preferred Stock when due, the dividend rate will increase to 10.00% per annum until such shares are redeemed.

Subscription Rights

General

We may issue subscription rights to our stockholders to purchase common stock or preferred stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which in no event would be less than fifteen business days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights;

•	the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock, or preferred stock, at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock, or preferred stock, purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Warrants

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	the number of shares of common stock purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants (except for warrants expiring not later than 120 days after issuance and issued exclusively and ratably to a class of our security holders) on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value of the securities underlying the warrants at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants (our stockholders approved such a proposal to issue long-term rights, including warrants, in connection with our 2008 annual meeting of stockholders) and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Gladstone Capital and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

Any debt securities that we issue may be senior or subordinated in priority of payment. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR

CHARTER AND BYLAWS

Our charter and bylaws and the Maryland General Corporation Law contain certain provisions that could make more difficult the acquisition of us by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended as a summary only and is qualified in its entirety by reference to our charter and bylaws, as amended, which are filed as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

In accordance with our bylaws, our Board of Directors is divided into three classes of directors serving staggered three-year terms, with the term of directors in each class expiring at the annual meeting of stockholders held in the third year following the year of their election. One class has two directors and two classes have three directors. A classified board may render more difficult a change in control of us or removal of our incumbent management. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure continuity and stability of our management and policies.

Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Number of Directors; Removal; Vacancies

Our charter provides that the number of directors will be determined pursuant to our bylaws and our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. In addition, our bylaws provide that the number of directors shall not be increased by 50% or more in any 12-month period without the approval of two-thirds of the members of our Board of Directors then in office. Our bylaws provide that any vacancies may be filled by the vote of a majority of the remaining directors, even if less than a quorum, and the directors so appointed shall hold office until the next annual meeting of stockholders or until their successors are elected and qualified.

Our directors may only be removed for cause and only by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast by our stockholders generally in the election of directors. This provision, when coupled with the power of our Board of Directors to fill vacancies on our Board of Directors, precludes stockholders from removing incumbent directors except for cause and upon a substantial affirmative vote and could preclude stockholders from filling the vacancies created by such removal with their own nominees.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws establish an advance notice procedure for stockholders to make nominations of candidates for election as directors or to bring other business before an annual or special meeting of our stockholders, which we refer to as the stockholder notice procedure.

The stockholder notice procedure provides that with respect to an annual meeting of stockholders, nominations of individuals for election to our Board of Directors and the proposal of business to be considered by our stockholders at an annual meeting may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our board of directors or (3) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice procedures set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee or business proposal, as applicable. With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our board of directors may be made at a special meeting of stockholders at which directors are to be elected only (1) by or at the direction of our board of directors or (2) by a stockholder who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who has complied with the advance notice provisions set forth in our bylaws, including a requirement to provide certain information about the stockholder and the nominee.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals for action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Authority to Issue Preferred Stock without Stockholder Approval

Our charter permits our Board of Directors to issue up to 50,000,000 shares of capital stock. Our Board of Directors may classify or reclassify any unissued common stock or preferred stock into other classes or series of stock and establish the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption of any such stock. Thus, our Board of Directors could authorize the issuance of preferred stock with terms and conditions that could have a priority as to distributions and amounts payable upon liquidation over the rights of the holders of our common stock.

Amendment of Charter and Bylaws

Our charter may be amended, altered, changed or repealed, subject to the terms of any class or series of preferred stock, only if advised by our Board of Directors and approved by our stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter.

Our charter also provides that the bylaws may be adopted, amended, altered, changed or repealed by our Board of Directors. Any action taken by our stockholders with respect to adopting, amending, altering, changing or repealing our bylaws may be taken only by the affirmative vote of the holders of at least 75% of our capital stock, voting together as a single class.

These provisions are intended to make it more difficult for stockholders to circumvent certain other provisions contained in our charter and bylaws, such as those that provide for the classification of our Board of Directors. These provisions, however, also will make it more difficult for stockholders to amend the charter or bylaws without the approval of the Board of Directors, even if a majority of the stockholders deems such amendment to be in the best interests of all stockholders.

Indemnification and Limitation of Liability of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The Maryland General Corporation Law (“MGCL”) requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•	a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Subject to the 1940 Act, or any valid rule, regulation or order of the SEC thereunder, our charter obligates us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any director or officer, whether serving our company or at our request any other entity. Our charter also permits us to indemnify and advance expenses to any employee or agent of our company to the extent authorized by our board of directors or the bylaws and permitted by law.

Our bylaws obligate us, to the maximum extent required by Maryland law or the charter, to indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, manager, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise if our board of directors determines that such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of our company, and, in the case of any criminal action or proceeding, that such person had no reasonable cause to believe that such person’s conduct was unlawful. However, our bylaws permit us to advance expenses only so long as, in addition to the requirements above, we obtain security for the advance from the director or officer, we obtain insurance against losses arising by reason of lawful advances or we determine that there is reason to believe that the director or officer will be found entitled to indemnification.

These provisions on indemnification and limitation of liability are subject to the limitations of the 1940 Act that prohibit us from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

SHARE REPURCHASES

Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We cannot assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time. In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We cannot assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The program expired on January 31, 2017. During the year ended September 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in aggregate gross purchases of $0.6 million. The repurchases were implemented through open market transactions on U.S. exchanges. The limited amount of repurchases made to date have had a de minimis effect on the Company’s leverage, expense ratio and ability to execute on its investment objectives and strategies. We did not repurchase any shares during the year ended September 30, 2017. There can be no assurances that our Board of Directors will authorize a share repurchase program in the future or that we will repurchase shares.

PLAN OF DISTRIBUTION

We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, in “at the market offerings” within the meaning of Rule 415(a)(4) of the Securities Act, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 10%.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our Securities sold pursuant to a prospectus supplement will be listed on the Nasdaq, or another exchange on which our Securities are traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the

Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custodian agreement with The Bank of New York Mellon Corp. The address of the custodian is: 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Loan, are held under a custodian agreement with The Bank of New York Mellon Corp., which acts as collateral custodian pursuant to Business Loan’s credit facility with Key Equipment Finance, a division of KeyBank National Association and certain other parties. The address of the collateral custodian is 500 Ross Street, Suite 625, Pittsburgh, PA 15262. Computershare Inc. acts as our transfer and dividend paying agent and registrar. The principal business address of Computershare Inc. is 250 Royall Street, Canton, MA 02021, telephone number 1-866-214-7543. Computershare Inc. also maintains an internet website at www.computershare.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, the Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that the Adviser executes such transactions, we do not expect the Adviser to execute transactions through any particular broker or dealer, but we would expect the Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we expect that the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to us, the Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or the Adviser’s overall responsibilities with respect to all of the Adviser’s clients.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Adviser has a fiduciary duty to act solely in our best interests. As part of this duty, the Adviser recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

The Adviser’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

The Adviser votes proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. The Adviser reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases the Adviser will vote in favor of proposals that the Adviser believes are likely to increase the value of the portfolio securities we hold. Although the Adviser will generally vote against proposals that may have a negative effect on our portfolio securities, the Adviser may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by the Adviser’s portfolio managers. To ensure that the Adviser’s vote is not the product of a conflict of interest, the Adviser requires that (1) anyone involved in the decision-making process disclose to the Adviser’s investment committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, the Adviser will disclose such conflicts to us, including our independent directors and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information without charge about how the Adviser voted proxies for the most recent 12-month period ending June 30 by calling us collect at 1-703-287-5893 or by making a written request for proxy voting information to:

Michael LiCalsi

General Counsel and Secretary

c/o Gladstone Capital Corporation

1521 Westbranch Dr., Suite 100

McLean, VA 22102

LEGAL MATTERS

Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Nashville, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of certain of the securities offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for the underwriters and/or sales agents, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

The financial statements as of September 30, 2017 and September 30, 2016 and for each of the three years in the period ended September 30, 2017 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in the Management’s Annual Report on Internal Control over Financial Reporting) as of September 30, 2017 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s business address is 1800 Tysons Blvd., McLean, VA 22102.

The financial statements of Defiance Integrated Technologies, Inc. as of and for the years ended December 31, 2016, 2015 and 2014 and Sunshine Media Group, Inc. as of and for the year ended December 31, 2014 and 2013, included in this prospectus have been so included in reliance on the report of Crowe Horwath LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Sunshine Media Group, Inc. as of and for the years ended December 31, 2016 and 2015 included in this prospectus have been so included in reliance on the report of Henderson Hutcherson & McCullough, PLLC, independent auditors, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE CAPITAL CORPORATION

Management’s Annual Report on Internal Control over Financial Reporting

To the Stockholders and Board of Directors of Gladstone Capital Corporation:

Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of September 30, 2017, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework (2013). Based on its assessment, management has concluded that our internal control over financial reporting was effective as of September 30, 2017.

The effectiveness of the Company’s internal control over financial reporting as of September 30, 2017 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which appears herein.

November 20, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Gladstone Capital Corporation:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of changes in net assets and of cash flows present fairly, in all material respects, the financial position of Gladstone Capital Corporation and its subsidiaries (the “Company”) as of September 30, 2017 and September 30, 2016, and the results of their operations, their changes in net assets and their cash flows for each of the three years in the period ended September 30, 2017, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index appearing under Item 15(a)(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of September 30, 2017, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements and financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule, and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits, which included confirmation of securities as of September 30, 2017 and September 30, 2016, by correspondence with the custodian and portfolio company investees, and the application of alternative auditing procedures when replies were not received, provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

McLean, VA

November 20, 2017

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	September 30,
	2017	2016
ASSETS
Investments at fair value:
Non-Control/Non-Affiliate investments (Cost of $318,952 and $252,625, respectively)	$290,860	$227,666
Affiliate investments (Cost of $49,868 and $83,379, respectively)	42,648	74,208
Control investments (Cost of $42,615 and $45,797, respectively)	18,865	20,240
Cash and cash equivalents	5,012	6,152
Restricted cash and cash equivalents	258	406
Interest receivable, net	1,699	2,333
Due from custodian	3,086	2,164
Deferred financing fees	853	1,521
Other assets, net	2,579	848

TOTAL ASSETS	$365,860	$335,538

LIABILITIES
Borrowings at fair value (Cost of $93,000 and $71,300, respectively)	$93,115	$71,300
Mandatorily redeemable preferred stock, $0.001 par value per share, $25 liquidation preference per share; 5,440,000 and 4,000,000 shares authorized, respectively, and 2,070,000 and 2,440,000 shares issued and outstanding, respectively	49,849	59,360
Accounts payable and accrued expenses	522	1,019
Interest payable	264	201
Fees due to Adviser(A)	1,292	1,222
Fee due to Administrator(A)	244	282
Other liabilities	924	947

TOTAL LIABILITIES	$146,210	$134,331

Commitments and contingencies(B)

NET ASSETS
Common stock, $0.001 par value, 44,560,000 and 46,000,000 shares authorized, respectively, and 26,160,684 and 23,344,422 shares issued and outstanding, respectively	$26	$23
Capital in excess of par value(C)	348,248	327,678
Cumulative net unrealized depreciation of investments	(59,062)	(59,687)
Cumulative net unrealized depreciation of other	(115)	—
(Overdistributed) underdistributed net investment income(C)	(139)	4,277
Accumulated net realized losses	(69,308)	(71,084)

TOTAL NET ASSETS	$219,650	$201,207

NET ASSET VALUE PER COMMON SHARE AT END OF YEAR	$8.40	$8.62

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Refer to Note 11—Commitments and Contingencies for additional information.
(C)	Refer to Note 9—Distributions to Common Stockholders for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year ended September 30,
	2017	2016	2015
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$26,147	$24,171	$26,792
Affiliate investments	4,282	7,459	6,434
Control investments	1,626	1,226	1,113
Cash and cash equivalents	27	5	5

Total interest income (excluding PIK interest income)	32,082	32,861	34,344
PIK interest income
Non-Control/Non-Affiliate investments	4,299	1,095	551
Affiliate investments	692	1,263	—

Total PIK interest income	4,991	2,358	551
Total interest income	37,073	35,219	34,895
Success fee income
Non-Control/Non-Affiliate investments	392	1,566	948
Affiliate investments	1,142	914	—
Control investments	—	958	983

Total success fee income	1,534	3,438	1,931
Other income	626	455	1,232

Total investment income	39,233	39,112	38,058

EXPENSES
Base management fee(A)	5,781	5,684	6,888
Loan servicing fee(A)	4,146	3,890	3,816
Incentive fee(A)	4,779	4,514	4,083
Administration fee(A)	1,102	1,182	1,033
Interest expense on borrowings	3,073	2,899	3,828
Dividend expense on mandatorily redeemable preferred stock	4,152	4,118	4,116
Amortization of deferred financing fees	1,094	1,075	1,106
Professional fees	828	1,113	999
Other general and administrative expenses	1,117	1,346	1,189

Expenses, before credits from Adviser	26,072	25,821	27,058
Credit to base management fee—loan servicing fee(A)	(4,146)	(3,890)	(3,816)
Credit to fees from Adviser—other(A)	(4,126)	(2,306)	(2,884)

Total expenses, net of credits	17,800	19,625	20,358

NET INVESTMENT INCOME	21,433	19,487	17,700

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS  (Continued)

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Year ended September 30,
	2017	2016	2015
NET REALIZED AND UNREALIZED (LOSS) GAIN
Net realized (loss) gain:
Non-Control/Non-Affiliate investments	3,849	6,253	(8,410)
Affiliate investments	(2,330)	1,280	—
Control investments	(4,994)	(317)	(25,256)
Other	(1,288)	(64)	(510)

Total net realized (loss) gain	(4,763)	7,152	(34,176)
Net unrealized (depreciation) appreciation:
Non-Control/Non-Affiliate investments	(3,133)	(14,946)	9,116
Affiliate investments	1,951	5,858	(11,123)
Control investments	1,807	(6,246)	25,654
Other	(115)	62	1,313

Total net unrealized (depreciation) appreciation	510	(15,272)	24,960

Net realized and unrealized loss	(4,253)	(8,120)	(9,216)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,180	$11,367	$8,484

BASIC AND DILUTED PER COMMON SHARE:
Net investment income	$0.84	$0.84	$0.84

Net increase in net assets resulting from operations	$0.67	$0.49	$0.40

Distributions declared and paid per common share	$0.84	$0.84	$0.84

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING: Basic and Diluted	25,495,117	23,200,642	21,066,844

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2017	2016	2015
OPERATIONS
Net investment income	$21,433	$19,487	$17,700
Net realized (loss) gain on investments	(3,475)	7,216	(33,666)
Net realized (loss) gain on other	(1,288)	(64)	(510)
Net unrealized appreciation (depreciation) of investments	625	(15,334)	23,647
Net unrealized (depreciation) appreciation of other	(115)	62	1,313

Net increase in net assets from operations	17,180	11,367	8,484

DISTRIBUTIONS
Distributions to common stockholders from ordinary income	(21,433)	(16,298)	(17,700)
Distributions to common stockholders from realized gains	—	(3,189)	—

Net decrease in net assets from distributions	(21,433)	(19,487)	(17,700)

CAPITAL TRANSACTIONS
Issuance of common stock	23,695	19,665	1,169
Offering costs for issuance of common stock	(999)	(1,210)	(269)
Repurchase of common stock, net of costs	—	(572)	—
Repayment of principal on employee notes(A)	—	—	100

Net increase in net assets from capital transactions	22,696	17,883	1,000

NET INCREASE (DECREASE) IN NET ASSETS	18,443	9,763	(8,216)
NET ASSETS, BEGINNING OF YEAR	201,207	191,444	199,660

NET ASSETS, END OF YEAR	$219,650	$201,207	$191,444

(A)	Refer to Note 4—Related Party Transactions for additional information.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLAR AMOUNTS IN THOUSANDS)

	Year ended September 30,
	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$17,180	$11,367	$8,484
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Purchase of investments	(112,092)	(80,024)	(136,123)
Principal repayments on investments	75,204	99,705	13,741
Net proceeds from sale of investments	8,240	21,439	28,602
Increase in investments due to paid-in-kind interest or other	(4,729)	(5,002)	(665)
Net change in premiums, discounts and amortization	268	(70)	149
Cost adjustments on non-accrual loans	—	(388)	(328)
Net realized loss (gain) on investments	3,475	(7,216)	33,666
Net unrealized (appreciation) depreciation of investments	(625)	15,333	(23,647)
Net realized loss on other	1,288	64	—
Net unrealized appreciation (depreciation) of other	115	(62)	(1,313)
Changes in assets and liabilities:
Decrease (increase) in restricted cash and cash equivalents	148	(123)	392
Decrease (increase) in interest receivable, net	634	3,248	(2,814)
(Increase) decrease in funds due from custodian	(922)	(978)	4,836
Amortization of deferred financing fees	1,094	1,075	1,106
(Increase) decrease in other assets, net	(1,731)	723	(547)
(Decrease) increase in accounts payable and accrued expenses	(497)	422	135
Increase (decrease) in interest payable	63	(72)	126
Increase in fees due to Adviser(A)	70	318	29
(Decrease) increase in fee due to Administrator(A)	(38)	32	32
(Decrease) increase in other liabilities	(23)	232	(340)

Net cash (used in) provided by operating activities	(12,878)	60,023	(74,479)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	138,700	103,000	147,500
Repayments on borrowings	(117,000)	(159,000)	(56,900)
Proceeds from issuance of mandatorily redeemable preferred stock	51,750	—	—
Redemption of mandatorily redeemable preferred stock	(61,000)	—	—
Repurchase of common stock	—	(572)	—
Deferred financing fees	(1,975)	(75)	(1,927)
Proceeds from issuance of common stock	23,695	19,665	1,169
Offering costs for issuance of common stock	(999)	(1,210)	(269)
Distributions paid to common stockholders	(21,433)	(19,487)	(17,700)
Receipt of principal on employee notes(A)	—	—	100

Net cash provided by (used in) financing activities	11,738	(57,679)	71,973

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(1,140)	2,344	(2,506)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	6,152	3,808	6,314

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,012	$6,152	$3,808

CASH PAID DURING YEAR FOR INTEREST	$3,010	$2,971	$3,702
CASH PAID DURING YEAR FOR DIVIDENDS ON MANDATORILY REDEEMABLE PREFERRED STOCK	4,118	4,118	4,116
NON-CASH ACTIVITIES(B)	—	9,522	1,905

(A)	Refer to Note 4—Related Party Transactions for additional information.
(B)	Significant non-cash operating activities consisted principally of the following transactions:

In September 2016, our investment in Precision Acquisition Group Holdings, Inc. was restructured, resulting in non-cash activity of $1.9 million and new investments in PIC 360, LLC and Precision International, LLC, which are listed on the accompanying Consolidated Schedule of Investments as of September 30, 2017 and 2016.

In February 2016, our investment in Targus Group International, Inc. was restructured resulting in non-cash activity of $3.9 million and a new investment in Targus Cayman HoldCo Limited, which is listed on the accompanying Consolidated Schedule of Investments as of September 30, 2017 and September 30, 2016.

In September 2015, GFRC Holdings, LLC was restructured, resulting in non-cash activity of $1.9 million.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4%
Secured First Lien Debt—67.2%
Automobile—1.7%
Meridian Rack & Pinion, Inc.(S)—Term Debt (13.5%, Due 12/2018)(C)	$4,140	$4,140	$3,643
Beverage, Food, and Tobacco—3.2%
Triple H Food Processors, LLC—Line of Credit, $1,500 available (8.0%, Due 8/2018)(C)	—	—	—
Triple H Food Processors, LLC—Term Debt (9.5%, Due 8/2020)(C)	6,800	6,800	6,928

		6,800	6,928

Buildings and Real Estate—1.0%
GFRC Holdings, LLC—Line of Credit, $20 available (9.2%, Due 9/2018)(E)	1,180	1,180	1,180
GFRC Holdings, LLC—Term Debt (9.2%, Due 9/2018)(E)	1,000	1,000	1,000

		2,180	2,180

Diversified/Conglomerate Service—20.1%
IA Tech, LLC—Term Debt (12.2%, Due 6/2021)(C)	23,000	23,000	23,633
Travel Sentry, Inc.—Term Debt (10.3%, Due 12/2021)(C)(U)	8,902	8,902	9,170
Vision Government Solutions, Inc.—Line of Credit, $0 available (10.0%, Due 1/2019)(C)	1,450	1,450	1,420
Vision Government Solutions, Inc.—Delayed Draw Term Loan, $900 available (10.0%, Due 1/2019)(C)(F)	1,600	1,600	1,485
Vision Government Solutions, Inc.—Term Debt (10.0%, Due 1/2019)(C)	9,000	9,000	8,390

		43,952	44,098

Diversified/Conglomerate Manufacturing—1.6%
Alloy Die Casting Corp.(S)—Term Debt (13.5%, Due 10/2018)(C)(H)	5,235	5,235	3,272
Alloy Die Casting Corp.(S)—Term Debt (13.5%, Due 10/2018)(C)(H)	75	75	47
Alloy Die Casting Corp.(S)—Term Debt (Due 10/2018)(C)(P)	390	390	246

		5,700	3,565

Healthcare, education, and childcare—9.8%
EL Academies, Inc.—Line of Credit (10.7%, Due 8/2020)(I)	—	—	—
EL Academies, Inc.—Delayed Draw Term Loan (10.7%, Due 8/2022)(I)	—	—	—
EL Academies, Inc.—Term Debt (10.7%, Due 8/2022)(I)	12,000	12,000	12,000
TWS Acquisition Corporation—Term Debt (9.2%, Due 7/2020)(C)	9,432	9,432	9,609

		21,432	21,609

Leisure, Amusement, Motion Pictures, Entertainment—3.6%
Flight Fit N Fun LLC—Term Debt (15.2%, Due 9/2020)(Q)(Y)	7,800	7,800	7,800

Machinery—0.4%
Precision International, LLC—Term Debt (10.0% PIK, Due 9/2021)(C)(F)	808	808	798

Oil and Gas—9.2%
WadeCo Specialties, Inc.—Line of Credit, $425 available (8.2%, Due 4/2018)(E)	2,575	2,575	2,575
WadeCo Specialties, Inc.—Term Debt (8.2%, Due 3/2019)(E)	10,441	10,427	10,440
WadeCo Specialties, Inc.—Term Debt (12.0%, Due 3/2019)(E)	7,000	7,000	7,000

		20,002	20,015

Personal and Non-Durable Consumer Products (Manufacturing Only)– 3.0%
Canopy Safety Brands, LLC—Line of Credit, $500 available (7.7%, Due 9/2019)(C)	—	—	—
Canopy Safety Brands, LLC—Term Debt (10.7%, Due 9/2021)(C)	6,600	6,600	6,616

		6,600	6,616

Printing and Publishing—0.0%
Chinese Yellow Pages Company—Line of Credit, $0 available (8.0%, Due 2/2015)(E)(V)	107	107	—

Telecommunications—13.6%
B+T Group Acquisition Inc.(S)—Term Debt (13.0%, Due 12/2019)(C)	6,000	6,000	5,955
NetFortris Corp.—Line of Credit, $2,000 available (11.2%, Due 11/2017)(C)	—	—	—
NetFortris Corp.—Term Debt (9.6%, Due 2/2021)(C)	24,000	24,000	24,240

		30,000	30,195

Total Secured First Lien Debt		$149,521	$147,447

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4% (Continued)
Secured Second Lien Debt—59.1%
Automobile—2.2%
Sea Link International IRB, Inc.—Term Debt (11.3%, Due 11/2021)(C)(F)	$5,000	$4,975	$5,025

Beverage, Food, and Tobacco—3.1%
The Mochi Ice Cream Company—Term Debt (11.7%, Due 1/2021)(C)	6,750	6,750	6,809

Cargo Transportation— 6.0%
AG Transportation Holdings, LLC.—Term Debt (13.3%, Due 3/2020)(C)	13,000	13,000	13,081

Chemicals, Plastics, and Rubber—0.4%
Vertellus Holdings LLC—Term Debt (13.2%, Due 10/2021)(D)	1,099	1,099	929

Diversified/Conglomerate Service—16.4%
DataPipe, Inc.—Term Debt (9.2%, Due 9/2019)(D)(Y)	2,000	1,966	2,005
HB Capital Resources, Ltd.—Term Debt (11.5%, Due 10/2022)(C)	22,000	22,000	22,110
Keystone Acquisition Corp.— Term Debt (10.5%, Due 5/2025)(D)	4,000	3,922	3,960
LDiscovery, LLC—Term Debt (11.3%, Due 12/2023)(D)	5,000	4,815	4,550
PSC Industrial Holdings Corp.— Term Debt (9.5%, Due 12/2021)(Q)(Y)	3,500	3,452	3,500

		36,155	36,125

Diversified/Conglomerate Manufacturing—8.2%
United Flexible, Inc.— Term Debt (10.7%, 2.0% PIK, Due 2/2022)(C)	17,993	17,909	17,903

Healthcare, education, and childcare—8.8%
Medical Solutions Holdings, Inc.—Term Debt (9.5%, Due 12/2023)(D)	3,000	2,956	2,970
Merlin International, Inc.—Term Debt (11.2%, Due 8/2022)(C)	10,000	10,000	10,150
NetSmart Technologies, Inc.— Term Debt (10.7%, Due 10/2023)(D)	3,660	3,609	3,678
New Trident Holdcorp, Inc.— Term Debt (10.7%, Due 7/2020)(D)	4,000	4,000	2,412

		20,565	19,210

Home and Office Furnishings, Housewares and Durable Consumer Products—4.6%
Belnick, Inc.—Term Debt (11.0%, Due 8/2023)(C)(F)	10,000	10,000	10,100

Hotels, Motels, Inns, and Gaming—3.2%
Vacation Rental Pros Property Management, LLC—Term Debt (11.2%, 3.0% PIK, Due 6/2023)(C)	7,145	7,145	7,136

Oil and Gas—5.7%
Francis Drilling Fluids, Ltd.—Term Debt (11.9% PIK, Due 4/2020)(C)	16,739	16,611	8,626
Francis Drilling Fluids, Ltd.—Term Debt (10.8% PIK, Due 4/2020)(C)	7,733	7,673	3,931

		24,284	12,557

Telecommunications—0.5%
Neustar, Inc.—Term Debt (9.2%, Due 8/2025)(D)	1,000	1,000	1,015

Total Secured Second Lien Debt		$142,882	$129,890

Unsecured Debt—1.5%
Healthcare, education, and childcare—1.5%
Edmentum Ultimate Holdings, LLC—Term Debt (10.0% PIK, Due 6/2020)(C)(F)	$3,324	$3,324	$3,324

Preferred Equity—2.6%
Automobile—0.1%
Meridian Rack & Pinion, Inc.(S)—Preferred Stock(E)(G)	1,449	$1,449	$133

Buildings and Real Estate—0.3%
GFRC Holdings, LLC—Preferred Stock(E)(G)	1,000	1,025	824

Diversified/Conglomerate Service—0.2%
Frontier Financial Group Inc.—Preferred Stock(I)(G)	766	500	500
Frontier Financial Group Inc.—Preferred Stock Warrant(I)(G)	168	—	—

		500	500
Diversified/Conglomerate Manufacturing—0.3%
Alloy Die Casting, Corp.(S)—Preferred Stock(E)(G)	2,192	2,192	—
United Flexible, Inc.— Preferred Stock(E)(G)	538	538	554

		2,730	554

Leisure, Amusement, Motion Pictures, Entertainment—0.6%
Flight Fit N Fun LLC—Preferred Stock(G)(Q)(Y)	700,000	700	1,425

Oil and Gas—0.9%
Francis Drilling Fluids, Ltd.—Preferred Equity Units(E)(G)	1,656	1,215	—
WadeCo. Specialties, Inc.—Preferred Stock(E)(G)	1,000	618	2,000

		1,833	2,000

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(M)—132.4% (Continued)
Personal and Non-Durable Consumer Products (Manufacturing Only)—0.1%
Funko Acquisition Holdings, LLC(S)—Preferred Equity Units(E)(G)	260	167	159

Telecommunications—0.1%
B+T Group Acquisition, Inc.(S)—Preferred Stock(E)(G)(J)	5,503	1,799	140

Total Preferred Equity		$10,203	$5,735

Common Equity—2.0%
Aerospace and Defense—0.3%
FedCap Partners, LLC—Class A Membership Units ($0 Uncalled Commitment)(G)(K)(R)	80	$1,634	$751

Automobile– 0.2%
Sea Link International IRB, Inc.—Common Equity Units(E)(G)	494,902	495	362

Beverage, Food, and Tobacco—0.2%
The Mochi Ice Cream Company—Common Stock(E)(G)	450	450	—
Triple H Food Processors, LLC—Common Stock(E)(G)	250,000	250	366

		700	366

Buildings and Real Estate—0.0%
GFRC Holdings, LLC—Common Stock Warrants(E)(G)	45.0%	—	—

Cargo Transportation—0.0%
AG Transportation Holdings, LLC—Member Profit Participation(E)(G)	18.0%	1,000	—
AG Transportation Holdings, LLC—Profit Participation Warrants(E)(G)	12.0%	244	—

		1,244	—

Chemicals, Plastics, and Rubber—0.2%
Vertellus Holdings LLC—Common Stock Units(E)(G)	879,121	3,018	442

Diversified/Conglomerate Manufacturing—0.0%
Alloy Die Casting, Corp.(S)—Common Stock(E)(G)	270	18	—
United Flexible, Inc.—Common Stock(E)(G)	1,158	148	—

		166	—

Healthcare, education, and childcare—0.9%
Edmentum Ultimate Holdings, LLC—Common Stock(E)(G)	21,429	2,636	—
EL Academies, Inc.—Common Stock(G)(I)	500	500	500
Leeds Novamark Capital I, L.P.—Limited Partnership Interest ($1,581 uncalled capital commitment)(G)(L)(R)	3.5%	1,628	1,645

		4,764	2,145

Machinery—0.0%
Precision International, LLC—Membership Unit Warrant(E)(G)	33.3%	—	—

Oil and Gas—0.1%
Francis Drilling Fluids, Ltd.—Common Equity Units(E)(G)	1,656	1	—
W3, Co.—Common Equity(D)(G)	435	499	139

		500	139

Personal and Non-Durable Consumer Products (Manufacturing Only)—0.1%
Canopy Safety Brands, LLC—Participation Warrant(E)(G)	1	500	259
Funko Acquisition Holdings, LLC(S)—Common Stock(E)(G)	975	—	—

		500	259

Telecommunications—0.0%
NetFortris Corp.—Common Stock Warrant(E)(G)	1	1	—

Total Common Equity		$13,022	$4,464

Total Non-Control/Non-Affiliate Investments		$318,952	$290,860

AFFILIATE INVESTMENTS(N)—19.4%
Secured First Lien Debt—8.6%
Diversified/Conglomerate Manufacturing—8.6%
Edge Adhesives Holdings, Inc.(S)—Term Debt (12.5%, Due 2/2019)(C)	$6,200	$6,200	$5,704
Edge Adhesives Holdings, Inc.(S)—Term Debt (13.8%, Due 2/2019)(C)	1,600	1,600	1,480
LWO Acquistions Company LLC—Line of Credit, $0 available (6.7%, 2.0% PIK, Due 3/2018)(C)	2,748	2,746	2,336
LWO Acquistions Company LLC—Term Debt (9.7%, 2.0% PIK, Due 12/2019)(C)	10,942	10,921	9,301

		21,467	18,821

Total Secured First Lien Debt		$21,467	$18,821

Company and Investment(A)(B)(W)(Z)	Principal/ Shares/ Units(J)(X)	Cost	Fair Value
AFFILIATE INVESTMENTS(N)—19.4% (Continued)
Secured Second Lien Debt—7.8%
Diversified Natural Resources, Precious Metals and Minerals—7.8%
Lignetics, Inc.—Term Debt (12.0%, Due 2/2021)(C)	$6,000	$6,000	$5,998
Lignetics, Inc.—Term Debt (12.0%, Due 2/2021)(C)	8,000	8,000	7,997
Lignetics, Inc.—Term Debt (12.0%, Due 2/2021)(C)	3,300	3,300	3,299

		17,300	17,294

Total Secured Second Lien Debt		$17,300	$17,294

Preferred Equity—0.4%
Diversified/Conglomerate Manufacturing—0.0%
Edge Adhesives Holdings, Inc.(S)—Preferred Stock(E)(G)	2,516	$2,516	$—

Diversified Natural Resources, Precious Metals and Minerals—0.4%
Lignetics, Inc.—Preferred Stock(E)(G)	40,000	800	826

Total Preferred Equity		$3,316	$826

Common Equity—2.6%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquistions Company LLC—Common Units(E)(G)	921,000	$921	$—

Diversified Natural Resources, Precious Metals and Minerals—0.4%
Lignetics, Inc.—Common Stock(E)(G)	152,603	1,855	828

Textiles and Leather—2.2%
Targus Cayman HoldCo, Ltd.—Common Stock(E)(G)	3,076,414	5,009	4,879

Total Common Equity		$7,785	$5,707

Total Affiliate Investments		$49,868	$42,648

CONTROL INVESTMENTS(O)—8.6%
Secured First Lien Debt—3.5%
Machinery—1.8%
PIC 360, LLC—Term Debt (14.0%, Due 12/2017)(E)(F)	$4,000	$4,000	$4,000

Printing and Publishing—1.7%
Sunshine Media Holdings—Line of Credit, $672 available (8.0%, Due 5/2018)(E)(F)	1,328	1,328	1,328
Sunshine Media Holdings—Term Debt (8.0%, Due 5/2018)(E)(F)(H)	5,000	3,525	679
Sunshine Media Holdings—Term Debt (4.8%, Due 5/2018)(E)(H)	11,948	8,401	1,621
Sunshine Media Holdings—Term Debt (5.5%, Due 5/2018)(E)(H)	10,700	10,700	—

		23,954	3,628

Total Secured First Lien Debt		$27,954	$7,628

Secured Second Lien Debt—3.7%
Automobile– 3.7%
Defiance Integrated Technologies, Inc.—Term Debt (11.0%, Due 2/2019)(E)	$8,065	$8,065	$8,065

Preferred Equity—0.0%
Printing and Publishing—0.0%
Sunshine Media Holdings—Preferred Stock(E)(G)(J)	15,270	$5,275	$—

Common Equity—1.4%
Automobile– 1.3%
Defiance Integrated Technologies, Inc.—Common Stock(E)(G)	33,321	$580	$2,856

Machinery—0.1%
PIC 360, LLC—Common Equity Units(E)(G)	1	1	316

Printing and Publishing—0.0%
Sunshine Media Holdings—Common Stock(E)(G)	1,867	740	—
Sunshine Media Holdings—Common Stock Warrants(E)(G)	72	—	—

		740	—

Total Common Equity		$1,321	$3,172

Total Control Investments		$42,615	$18,865

TOTAL INVESTMENTS(T)—160.4%		$411,435	$352,373

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $317.4 million at fair value, are pledged as collateral to our Credit Facility, as described further in Note 5—Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2017, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.7% of total investments, at fair value, as of September 30, 2017.
(B)	Interest rate percentages represent cash interest rates in effect at September 30, 2017, and due dates represent the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR”), which was 1.23% as of September 30, 2017. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded.
(C)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(D)	Fair value was based on the indicative bid price on or near September 30, 2017, offered by the respective syndication agent’s trading desk.
(E)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(F)	Debt security has a fixed interest rate.
(G)	Security is non-income producing.
(H)	Debt security is on non-accrual status.
(I)	New investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2017 best represents fair value as of September 30, 2017.
(J)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(K)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(L)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(M)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(N)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(O)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(P)	Debt security does not have a stated interest rate that is payable thereon.
(Q)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(R)	Fair value was based on net asset value provided by the fund as a practical expedient.
(S)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(T)	Cumulative gross unrealized depreciation for federal income tax purposes is $71.7 million; cumulative gross unrealized appreciation for federal income tax purposes is $7.5 million. Cumulative net unrealized depreciation is $64.3 million, based on a tax cost of $416.6 million.
(U)	The cash interest rate on this investment was indexed to 90-day LIBOR, which was 1.33% as of September 30, 2017.
(V)	The cash interest rate on this investment was indexed to the U.S. Prime Rate, which was 4.25% as of September 30, 2017.
(W)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(X)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(Y)	Investment was exited subsequent to September 30, 2017. Refer to Note 15—Subsequent Events in the accompanying Notes to Consolidated Financial Statements for additional information.
(Z)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of September 30, 2017.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

(DOLLAR AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(X)(Z)	Principal/ Shares/ Units(K)(Y)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N)—113.1%
Secured First Lien Debt—66.7%
Automobile—1.9%
Meridian Rack & Pinion, Inc.(T)—Term Debt (13.5%, Due 12/2018)(D)	$4,140	$4,140	$3,767
Beverage, Food, and Tobacco—3.8%
Triple H Food Processors, LLC—Line of Credit, $1,500 available (7.8%, Due 8/2018)(D)	—	—	—
Triple H Food Processors, LLC—Term Debt (9.8%, Due 8/2020)(D)	7,600	7,600	7,676

		7,600	7,676
Broadcast and Entertainment—2.3%
Drumcree, LLC—Term Debt (13.0% PIK, Due 1/2017)(F)(G)	4,836	4,836	4,682
Buildings and Real Estate—5.2%
GFRC Holdings, LLC—Line of Credit, $295 available (9.0%, Due 9/2018)(F)	905	905	905
GFRC Holdings, LLC—Term Debt (9.0%, Due 9/2018)(F)	1,000	1,000	1,000
LCR Contractors, LLC—Term Debt (10.0%, Due 1/2021)(D)	8,500	8,500	8,564

		10,405	10,469
Chemicals, Plastics, and Rubber—1.3%
Vertellus Holdings LLC—Term Debt (10.5%, Due 10/2019)(E)(I)	3,940	3,831	2,541
Diversified/Conglomerate Service—21.7%
IA Tech, LLC—Term Debt (12.0%, Due 6/2021)(D)	23,000	23,000	23,230
Travel Sentry, Inc.—Term Debt (9.5%, Due 12/2021)(D)(V)	9,665	9,665	9,677
Vision Government Solutions, Inc.—Line of Credit, $0 available (7.5%, Due 1/2017)(D)	1,450	1,450	1,355
Vision Government Solutions, Inc.—Delayed Draw Term Loan, $1,300 available (10.0%, Due 1/2017)(D)(G)	1,200	1,200	1,106
Vision Government Solutions, Inc.—Term Debt (9.8%, Due 1/2017)(D)	9,000	9,000	8,293

		44,315	43,661
Diversified/Conglomerate Manufacturing—5.0%
Alloy Die Casting Corp.(T)—Term Debt (13.5%, Due 10/2018)(D)	5,235	5,235	4,973
Alloy Die Casting Corp.(T)—Term Debt (13.5%, Due 10/2018)(D)	75	75	71
Alloy Die Casting Corp.(T)—Term Debt (Due 10/2018)(D)(Q)	390	390	372
Behrens Manufacturing, LLC(T)—Term Debt (13.0%, Due 12/2018)(R)	4,275	4,275	4,638

		9,975	10,054
Healthcare, education, and childcare—5.0%
TWS Acquisition Corporation—Line of Credit, $1,500 available (9.0%, Due 7/2017)(D)	—	—	—
TWS Acquisition Corporation—Term Debt (9.0%, Due 7/2020)(D)	10,000	10,000	10,050

		10,000	10,050
Leisure, Amusement, Motion Pictures, Entertainment—3.9%
Flight Fit N Fun LLC—Term Debt (12.0%, Due 9/2020)(D)	7,800	7,800	7,800
Machinery—0.8%
Precision International, LLC—Term Debt (10.0% PIK, Due 9/2021)(F)	600	600	600
Precision International, LLC—Mortgage Note (3.0%, Due 9/2017)(F)	1,000	1,000	996

		1,600	1,596
Oil and Gas—9.4%
WadeCo Specialties, Inc.—Line of Credit, $1,125 available (8.0%, Due 4/2017)(D)	1,175	1,174	1,127
WadeCo Specialties, Inc.—Term Debt (8.0%, Due 3/2019)(D)	11,691	11,691	11,216
WadeCo Specialties, Inc.—Term Debt (12.0%, Due 3/2019)(D)	7,000	7,000	6,637

		19,865	18,980
Personal and Non-Durable Consumer Products (Manufacturing Only)– 3.5%
Canopy Safety Brands, LLC—Line of Credit, $500 available (7.0%, Due 9/2019)(J)	—	—	—
Canopy Safety Brands, LLC—Term Debt (10.5%, Due 9/2021)(J)	7,000	7,000	7,000

		7,000	7,000
Printing and Publishing—0.0%
Chinese Yellow Pages Company—Line of Credit, $0 available (7.3%, Due 2/2015)(F)(W)	108	108	—

Company and Investment(A)(B)(X)(Z)	Principal/ Shares/ Units(K)(Y)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N)—113.1%
Telecommunications—2.9%
B+T Group Acquisition Inc.(T)—Term Debt (13.0%, Due 12/2019)(D)	6,000	6,000	5,790

Total Secured First Lien Debt		$137,475	$134,066

Secured Second Lien Debt—40.0%
Automobile—0.3%
Autoparts Holding Limited—Term Debt (11.0%, Due 1/2018)(E)	$700	$699	$609
Beverage, Food, and Tobacco—3.3%
The Mochi Ice Cream Company—Term Debt (11.5%, Due 1/2021)(D)	6,750	6,750	6,649
Cargo Transportation—6.5%
AG Transportation Holdings, LLC.—Term Debt (13.3%, Due 3/2018)(D)	13,000	13,000	13,000
Diversified/Conglomerate Service—2.6%
DataPipe, Inc.—Term Debt (9.0%, Due 9/2019)(E)	2,000	1,951	1,965
PSC Industrial Holdings Corp.—Term Debt (9.3%, Due 12/2021)(E)	3,500	3,443	3,273

		5,394	5,238
Diversified/Conglomerate Manufacturing—8.6%
United Flexible, Inc.—Term Debt (10.5%, 2.0% PIK, Due 2/2022)(D)	17,632	17,632	17,280
Electronics—1.5%
RP Crown Parent, LLC—Term Debt (11.3%, Due 12/2019)(R)	2,000	1,976	2,000
The Active Network, Inc.—Term Debt (9.5%, Due 11/2021)(E)	1,000	996	980

		2,972	2,980
Finance—1.5%
SourceHOV, LLC—Term Debt (11.5%, Due 4/2020)(E)	5,000	4,854	3,000
Healthcare, Education, and Childcare—9.6%
Merlin International, Inc.—Term Debt (11.0%, Due 8/2022)(J)	10,000	10,000	10,000
NetSmart Technologies, Inc.—Term Debt (10.5%, Due 10/2023)(E)	2,000	1,952	1,960
New Trident Holdcorp, Inc.—Term Debt (10.3%, Due 7/2020)(E)	4,000	3,990	3,280
Vitera Healthcare Solutions, LLC—Term Debt (9.3%, Due 11/2021)(E)	4,500	4,479	4,151

		20,421	19,391
Oil and Gas—6.1%
Francis Drilling Fluids, Ltd.—Term Debt (11.4%, Due 4/2020)(D)	15,000	15,000	8,250
Francis Drilling Fluids, Ltd.—Term Debt (10.8%, Due 4/2020)(D)	7,000	7,000	3,850
W3 Co.—Term Debt (9.3%, Due 9/2020)(E)	499	495	200

		22,495	12,300

Total Secured Second Lien Debt		$94,217	$80,447

Unsecured Debt—1.5%
Healthcare, education, and childcare—1.5%
Edmentum Ultimate Holdings, LLC—Term Debt (10.0% PIK, Due 6/2020)(D)(G)	$3,000	$2,960	$3,012
Preferred Equity—3.4%
Automobile—0.1%
Meridian Rack & Pinion, Inc.(T)—Preferred Stock(F)(H)	1,449	$1,449	$255
Buildings and Real Estate—0.4%
GFRC Holdings, LLC—Preferred Stock(F)(H)	1,000	1,025	754
Diversified/Conglomerate Manufacturing—2.2%
Alloy Die Casting, Corp.(T)—Preferred Stock(F)(H)	1,742	1,742	—
Behrens Manufacturing, LLC—Preferred Stock(H)(R)	1,253	1,253	4,100
United Flexible, Inc.—Preferred Stock(F)(H)	382	382	428

		3,377	4,528
Leisure, Amusement, Motion Pictures, Entertainment—0.5%
Flight Fit N Fun LLC—Preferred Stock(F)(H)	700,000	700	969
Oil and Gas—0.0%
Francis Drilling Fluids, Ltd.—Preferred Equity Units(F)(H)	1,277	976	—
WadeCo. Specialties, Inc.—Preferred Stock(F)(H)	1,000	618	—

		1,594	—
Personal and Non-Durable Consumer Products (Manufacturing Only)—0.2%
Funko Acquisition Holdings, LLC(T)—Preferred Equity Units(H)(F)	260	260	358

Company and Investment(A)(B)(X)(Z)	Principal/ Shares/ Units(K)(Y)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS(N)—113.1% (Continued)
Telecommunications—0.0%
B+T Group Acquisition, Inc.(T)—Preferred Stock(F)(H)(K)	5,503	1,799	—

Total Preferred Equity		$10,204	$6,864

Common Equity—1.5%
Aerospace and Defense—0.6%
FedCap Partners, LLC—Class A Membership Units ($0 Uncalled Commitment)(H)(L)(S)	80	$1,634	$1,265
Beverage, Food, and Tobacco—0.3%
The Mochi Ice Cream Company—Common Stock(F)(H)	450	450	172
Triple H Food Processors, LLC—Common Stock(F)(H)	250,000	250	525

		700	697
Buildings and Real Estate—0.0%
GFRC Holdings, LLC—Common Stock Warrants(F)(H)	45.0%	—	—
Cargo Transportation—0.0%
AG Transportation Holdings, LLC—Member Profit Participation(F)(H)	18.0%	1,000	—
AG Transportation Holdings, LLC—Profit Participation Warrants(F)(H)	7.0%	244	—

		1,244	—
Diversified/Conglomerate Manufacturing—0.0%
Alloy Die Casting, Corp.(T)—Common Stock(F)(H)	270	18	—
United Flexible, Inc.—Common Stock(F)(H)	852	44	36

		62	36
Healthcare, education, and childcare—0.4%
Edmentum Ultimate Holdings, LLC—Common Stock(F)(H)	21,429	2,637	—
Leeds Novamark Capital I, L.P.—Limited Partnership Interest ($2,004 uncalled capital commitment)(H)(M)(S)	3.5%	991	779

		3,628	779
Machinery—0.0%
Precision International, LLC—Membership Unit Warrant(F)(H)	33.3%	—	—
Oil and Gas—0.0%
Francis Drilling Fluids, Ltd.—Common Equity Units(F)(H)	1,277	1	—
Personal and Non-Durable Consumer Products (Manufacturing Only)—0.2%
Canopy Safety Brands, LLC—Participation Warrant(J)	1	500	500
Funko Acquisition Holdings, LLC(T)—Common Stock(H)(F)	975	—	—

		500	500

Total Common Equity		$7,769	$3,277

Total Non-Control/Non-Affiliate Investments		$252,625	$227,666

AFFILIATE INVESTMENTS(O)—36.9%
Secured First Lien Debt—27.1%
Diversified/Conglomerate Manufacturing—9.0%
Edge Adhesives Holdings, Inc.(T)—Term Debt (12.5%, Due 2/2019)(D)	$6,200	$6,200	$6,076
Edge Adhesives Holdings, Inc.(T)—Term Debt (13.8%, Due 2/2019)(D)	1,600	1,600	1,576
LWO Acquistions Company LLC—Line of Credit, $0 available (6.7%, 2.0% PIK, Due 3/2018)(D)	2,471	2,471	1,977
LWO Acquisitions Company LLC—Term Debt (9.7%, 2.0% PIK, Due 12/2019)(D)	10,723	10,723	8,578

		20,994	18,207
Healthcare, Education, and Childcare—17.0%
RBC Acquisition Corp.—Term Debt (8.0%, Due 2/2019)(G)(R)	6,954	6,954	7,219
RBC Acquisition Corp.—Line of Credit, $0 available (6.0%, 3% PIK, Due 12/2016)(G)(R)	4,629	4,629	4,629
RBC Acquisition Corp.—Term Debt (8.0%, 4.0% PIK, Due 12/2016)(C)(G)(R)	13,808	13,808	14,582
RBC Acquisition Corp.—Mortgage Note (Due 12/2017)(Q)(R)	7,704	7,704	7,704

		33,095	34,134
Textiles and Leather—1.1%
Targus Cayman HoldCo, Ltd.—Term Debt (15.0% PIK, Due 12/2019)(D)(G)	2,285	2,285	2,279

Total Secured First Lien Debt		$56,374	$54,620

Company and Investment(A)(B)(X)(Z)	Principal/ Shares/ Units(K)(Y)	Cost	Fair Value
AFFILIATE INVESTMENTS(O)—36.9% (Continued)
Secured Second Lien Debt—6.8%
Diversified Natural Resources, Precious Metals and Minerals—6.8%
Lignetics, Inc.—Term Debt (12.0%, Due 2/2021)(D)	$6,000	$6,000	$5,850
Lignetics, Inc.—Term Debt (12.0%, Due 2/2021)(D)	8,000	8,000	7,800

		14,000	13,650
Preferred Equity—1.6%
Diversified/Conglomerate Manufacturing—0.0%
Edge Adhesives Holdings, Inc.(T)—Preferred Stock(F)(H)	2,516	$2,516	$—
Healthcare, Education, and Childcare—1.6%
RBC Acquisition Corp.—Preferred Stock(H)(K)(R)	4,999	4,999	3,211

Total Preferred Equity		$7,515	$3,211

Common Equity—1.4%
Diversified/Conglomerate Manufacturing—0.0%
LWO Acquistions Company LLC—Common Units(F)(H)	921,000	$921	$—
Diversified Natural Resources, Precious Metals and Minerals—0.6%
Lignetics, Inc.—Common Stock(F)(H)	152,603	1,856	1,171
Healthcare, Education, and Childcare—0.0%
RBC Acquisition Corp.—Common Stock(H)(R)	2,000,000	370	—
Textiles and Leather—0.8%
Targus Cayman HoldCo, Ltd.—Common Stock(F)(H)	526,141	2,343	1,556

Total Common Equity		$5,490	$2,727

Total Affiliate Investments		$83,379	$74,208

CONTROL INVESTMENTS(P)—10.1%
Secured First Lien Debt—5.0%
Machinery—2.0%
PIC 360, LLC—Term Debt (14.0%, Due 12/2017)(F)	$4,000	$4,000	$4,000
Printing and Publishing—3.0%
Sunshine Media Holdings—Line of Credit, $672 available (8.0%, Due 5/2018)(F)(G)	1,328	1,328	1,328
Sunshine Media Holdings—Term Debt (8.0%, Due 5/2018)(F)(G)	5,000	5,000	1,388
Sunshine Media Holdings—Term Debt (4.8%, Due 5/2018)(F)(I)	11,948	11,948	3,317
Sunshine Media Holdings—Term Debt (5.5%, Due 5/2018)(C)(F)(I)	10,700	10,700	—

		28,976	6,033

Total Secured First Lien Debt		$32,976	$10,033

Secured Second Lien Debt—3.1%
Automobile—3.1%
Defiance Integrated Technologies, Inc.—Term Debt (11.0%, Due 2/2019)(F)	$6,225	$6,225	$6,225
Preferred Equity—0.0%
Printing and Publishing—0.0%
Sunshine Media Holdings—Preferred Stock(F)(H)(K)	15,270	$5,275	$—
Common Equity—2.0%
Automobile—2.0%
Defiance Integrated Technologies, Inc.—Common Stock(F)(H)	33,321	$580	$3,981
Machinery—0.0%
PIC 360, LLC—Common Equity Units(F)	750	1	1
Printing and Publishing—0.0%
Sunshine Media Holdings—Common Stock(F)(H)	1,867	740	—
Sunshine Media Holdings—Common Stock Warrants(F)(H)	72	—	—

		740	—

Total Common Equity		$1,321	$3,982

Total Control Investments		$45,797	$20,240

TOTAL INVESTMENTS(U)—160.1%		$381,801	$322,114

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company. The majority of the securities listed, totaling $282.2 million at fair value, are pledged as collateral to our Credit Facility, as described further in Note 5—Borrowings. Under the Investment Company Act of 1940, as amended, (the “1940 Act”), we may not acquire any non-qualifying assets unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. As of September 30, 2016, two of our investments (FedCap Partners, LLC and Leeds Novamark Capital I, L.P.) are considered non-qualifying assets under Section 55 of the 1940 Act. Such non-qualifying assets represent 0.6% of total investments, at fair value, as of September 30, 2016.
(B)	Percentages represent cash interest rates in effect at September 30, 2016, and due dates represent the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR”), which was 0.53% as of September 30, 2016. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded.
(C)	Last out tranche (“LOT”) of secured first lien debt, meaning if the portfolio company is liquidated, the holder of the LOT is generally paid after the other secured first lien debt holders but before all other debt and equity holders.
(D)	Fair value was based on an internal yield analysis or on estimates of value submitted by Standard & Poor’s Securities Evaluations, Inc. (“SPSE”).
(E)	Fair value was based on the indicative bid price on or near September 30, 2016, offered by the respective syndication agent’s trading desk.
(F)	Fair value was based on the total enterprise value of the portfolio company, which was then allocated to the portfolio company’s securities in order of their relative priority in the capital structure.
(G)	Debt security has a fixed interest rate.
(H)	Security is non-income producing.
(I)	Debt security is on non-accrual status.
(J)	New investment valued at cost, as it was determined that the price paid during the quarter ended September 30, 2016 best represents fair value as of September 30, 2016.
(K)	Where applicable, aggregates all shares of a class of stock owned without regard to specific series owned within such class (some series of which may or may not be voting shares) or aggregates all warrants to purchase shares of a class of stock owned without regard to specific series of such class of stock such warrants allow us to purchase.
(L)	There are certain limitations on our ability to transfer our units owned, withdraw or resign prior to dissolution of the entity, which must occur no later than May 3, 2020.
(M)	There are certain limitations on our ability to withdraw our partnership interest prior to dissolution of the entity, which must occur no later than May 9, 2024 or two years after all outstanding leverage has matured.
(N)	Non-Control/Non-Affiliate investments, as defined by the 1940 Act, are those that are neither Control nor Affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.
(O)	Affiliate investments, as defined by the 1940 Act, are those in which we own, with the power to vote, between and inclusive of 5.0% and 25.0% of the issued and outstanding voting securities.
(P)	Control investments, as defined by the 1940 Act, are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities.
(Q)	Debt security does not have a stated interest rate that is payable thereon.
(R)	Fair value was based on the expected exit or payoff amount, where such event has occurred or is expected to occur imminently.
(S)	Fair value was based on net asset value provided by the fund as a practical expedient.
(T)	One of our affiliated funds, Gladstone Investment Corporation, co-invested with us in this portfolio company pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission.
(U)	Cumulative gross unrealized depreciation for federal income tax purposes is $75.3 million; cumulative gross unrealized appreciation for federal income tax purposes is $8.8 million. Cumulative net unrealized depreciation is $66.5 million, based on a tax cost of $388.6 million.
(V)	The cash interest rate on this investment was indexed to 90-day LIBOR, which was 0.85% as of September 30, 2016.
(W)	The cash interest rate on this investment was indexed to the U.S. Prime Rate, which was 3.5% as of September 30, 2016.
(X)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(Y)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(Z)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of September 30, 2016.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2017

(DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA AND AS OTHERWISE INDICATED)

NOTE 1. ORGANIZATION

Gladstone Capital Corporation was incorporated under the Maryland General Corporation Law on May 30, 2001 and completed an initial public offering on August 24, 2001. The terms “the Company,” “we,” “our” and “us” all refer to Gladstone Capital Corporation and its consolidated subsidiaries. We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and is applying the guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies (“ASC 946”). In addition, we have elected to be treated for tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). We were established for the purpose of investing in debt and equity securities of established private businesses operating in the United States (“U.S”). Our investment objectives are to: (1) achieve and grow current income by investing in debt securities of established lower middle market companies (which we generally define as companies with annual earnings before interest, taxes, depreciation and amortization of $3 million to $15 million) in the U.S. that we believe will provide stable earnings and cash flow to pay expenses, make principal and interest payments on our outstanding indebtedness and make distributions to stockholders that grow over time; and (2) provide our stockholders with long-term capital appreciation in the value of our assets by investing in equity securities of established businesses that we believe can grow over time to permit us to sell our equity investments for capital gains.

Gladstone Business Loan, LLC (“Business Loan”), a wholly-owned subsidiary of ours, was established on February 3, 2003, for the sole purpose of owning a portion of our portfolio of investments in connection with our Credit Facility (defined in Note 5—Borrowings).

Gladstone Financial Corporation (“Gladstone Financial”), a wholly-owned subsidiary of ours, was established on November 21, 2006, for the purpose of holding a license to operate as a Specialized Small Business Investment Company. Gladstone Financial acquired this license in February 2007. The license enables us to make investments in accordance with the United States Small Business Administration guidelines for specialized small business investment companies.

The financial statements of Business Loan and Gladstone Financial are consolidated with ours. We also have significant subsidiaries whose financial statements are not consolidated with ours. Refer to Note 14—Unconsolidated Significant Subsidiaries for additional information regarding our unconsolidated significant subsidiaries.

We are externally managed by Gladstone Management Corporation (the “Adviser”), a Delaware corporation and a U.S. Securities and Exchange Commission (the “SEC”) registered investment adviser and an affiliate of ours, pursuant to an investment advisory and management agreement (the “Advisory Agreement”). Administrative services are provided by our affiliate, Gladstone Administration, LLC (the “Administrator”), a Delaware limited liability company, pursuant to an administration agreement (the “Administration Agreement”). Refer to Note 4—Related Party Transactions for additional information regarding these arrangements.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

We prepare our Consolidated Financial Statements and the accompanying notes in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and conform to Regulation S-X under the Securities

Exchange Act of 1934, as amended. Management believes it has made all necessary adjustments so that our accompanying Consolidated Financial Statements are presented fairly and that all such adjustments are of a normal recurring nature. Our accompanying Consolidated Financial Statements include our accounts and the accounts of our wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, we do not consolidate portfolio company investments. Under the investment company rules and regulations pursuant to the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies, codified in ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries.

Use of Estimates

Preparing financial statements requires management to make estimates and assumptions that affect the amounts reported in our accompanying Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

Certain amounts have been reclassified to conform to the current year presentation.

In April 2015, the FASB issued Accounting Standards Update 2015-03, “Simplifying the Presentation of Debt Issuance Costs” (“ASU 2015-03”), which simplifies the presentation of debt issuance costs. ASU 2015-03 requires the presentation of debt issuance costs as a deduction from the carrying amount of the related debt liability instead of as a deferred financing cost asset on the balance sheet. In August 2015, the FASB issued Accounting Standards Update 2015-15, “Interest—Imputation of Interest (Subtopic 835-30): Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements” (“ASU 2015-15”), which codifies an SEC staff announcement that entities are permitted to defer and present debt issuance costs related to line of credit arrangements as assets. ASU 2015-03 was effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-03 during the three months ended December 31, 2016. ASU 2015-15 was effective immediately and, as a result, we continue to present debt issuance costs related to line of credit arrangements as assets.

As of September 30, 2016, we had unamortized deferred financing costs related to our mandatorily redeemable preferred stock of $1.6 million. These costs have been reclassified from Deferred financing costs, net, to Mandatorily redeemable preferred stock, net. All periods presented have been retrospectively adjusted.

The following table summarizes the retrospective adjustment and the overall impact on the previously reported consolidated financial statements:

	September 30, 2016
	As Previously Reported	Retrospective Application
Deferred financing costs, net	$3,161	$1,521
Mandatorily redeemable preferred stock, net	61,000	59,360

Classification of Investments

In accordance with the BDC regulations in the 1940 Act, we classify portfolio investments on our accompanying Consolidated Financial Statements into the following categories:

•	Control Investments—Control investments are those where we have the power to exercise a controlling influence over the management or policies of the portfolio company, which may include owning, with the power to vote, more than 25.0% of the issued and outstanding voting securities;

•	Affiliate Investments—Affiliate investments are those in which we own, with the power to vote, between 5.0% and 25.0% of the issued and outstanding voting securities that are not classified as Control Investments; and

•	Non-Control/Non-Affiliate Investments—Non-Control/Non-Affiliate investments are those that are neither control nor affiliate investments and in which we own less than 5.0% of the issued and outstanding voting securities.

Cash and cash equivalents

We consider all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Cash is carried at cost, which approximates fair value. We place our cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. We seek to mitigate this concentration of credit risk by depositing funds with major financial institutions.

Restricted Cash and Cash Equivalents

Restricted cash is cash held in escrow that was generally received as part of an investment exit. Restricted cash is carried at cost, which approximates fair value.

Investment Valuation Policy

Accounting Recognition

We record our investments at fair value in accordance with the FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) and the 1940 Act. Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and amortized cost basis of the investment, without regard to unrealized depreciation or appreciation previously recognized, and include investments charged off during the period, net of recoveries. Unrealized depreciation or appreciation primarily reflects the change in investment fair values, including the reversal of previously recorded unrealized depreciation or appreciation when gains or losses are realized.

Board Responsibility

In accordance with the 1940 Act, our Board of Directors has the ultimate responsibility for reviewing and approving, in good faith, the fair value of our investments based on our investment valuation policy, which has been approved by our Board of Directors (the “Policy”). Such review occurs in three phases. First, prior to its quarterly meetings, our Board of Directors receives written valuation recommendations and supporting materials provided by professionals of the Adviser and Administrator with oversight and direction from our chief valuation officer, who reports directly to our Board of Directors (the “Valuation Team”). Second, the Valuation Committee of our Board of Directors, comprised entirely of independent directors, meets to review the valuation recommendations and supporting materials. Third, after the Valuation Committee concludes its meeting, it and our chief valuation officer present the Valuation Committee’s findings to the entire Board of Directors and, after discussion, the Board of Directors ultimately approves the value of our portfolio of investments in accordance with the Policy.

There is no single method for determining fair value (especially for privately-held businesses), as fair value depends upon the specific facts and circumstances of each individual investment. In determining the fair value of our investments, the Valuation Team, led by our chief valuation officer, uses the Policy and each quarter the Valuation Committee and Board of Directors reviews the Policy to determine if changes are advisable and also reviews whether the Valuation Team has applied the Policy consistently.

Use of Third Party Valuation Firms

The Valuation Team engages third party valuation firms to provide independent assessments of fair value of certain of our investments.

Standard & Poor’s Securities Evaluation, Inc. (“SPSE”), a valuation specialist, generally provides estimates of fair value on our proprietary debt investments. The Valuation Team, in accordance with the Policy, generally assigns SPSE’s estimates of fair value to our debt investments where we do not have the ability to effectuate a sale of the applicable portfolio company. The Valuation Team corroborates SPSE’s estimates of fair value using one or more of the valuation techniques discussed below. The Valuation Team’s estimate of value on a specific debt investment may significantly differ from SPSE’s. When this occurs, the Valuation Committee and Board of Directors review whether the Valuation Team has followed the Policy and whether the Valuation Team’s recommended fair value is reasonable in light of the Policy and other facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

We may engage other independent valuation firms to provide earnings multiple ranges, as well as other information, and evaluate such information for incorporation into the total enterprise value of certain of our investments. Generally, at least once per year, we engage an independent valuation firm to value or review our valuation of our significant equity investments, which includes providing the information noted above. The Valuation Team evaluates such information for incorporation into our total enterprise value, including review of all inputs provided by the independent valuation firm. The Valuation Team then makes a recommendation to our Valuation Committee and Board of Directors as to the fair value. Our Board of Directors reviews the recommended fair value, whether it is reasonable in light of the Policy, as well as other relevant facts and circumstances and then votes to accept or reject the Valuation Team’s recommended fair value.

Valuation Techniques

In accordance with ASC 820, the Valuation Team uses the following techniques when valuing our investment portfolio:

•	Total Enterprise Value—In determining the fair value using a total enterprise value (“TEV”), the Valuation Team first calculates the TEV of the portfolio company by incorporating some or all of the following factors: the portfolio company’s ability to make payments and other specific portfolio company attributes; the earnings of the portfolio company (the trailing or projected twelve month revenue or earnings before interest, taxes, depreciation and amortization (“EBITDA”)); EBITDA or revenue multiples obtained from our indexing methodology whereby the original transaction EBITDA or revenue multiple at the time of our closing is indexed to a general subset of comparable disclosed transactions and EBITDA or revenue multiples from recent sales to third parties of similar securities in similar industries; a comparison to publicly traded securities in similar industries, inputs provided by an independent valuation firm, if any, and other pertinent factors. The Valuation Team generally reviews industry statistics and may use outside experts when gathering this information. Once the TEV is determined for a portfolio company, the Valuation Team generally allocates the TEV to the portfolio company’s securities based on the facts and circumstances of the securities, which typically results in the allocation of fair value to securities based on the order of their relative priority in the capital structure. Generally, the Valuation Team uses TEV to value our equity investments and, in the circumstances where we have the ability to effectuate a sale of a portfolio company, our debt investments.

TEV is primarily calculated using EBITDA or revenue multiples; however, TEV may also be calculated using a discounted cash flow (“DCF”) analysis whereby future expected cash flows of the portfolio company are discounted to determine a net present value using estimated risk-adjusted discount rates, which incorporate adjustments for nonperformance and liquidity risks. Generally, the Valuation Team uses the DCF to calculate the TEV to corroborate estimates of value for our equity investments where we do not have the ability to effectuate a sale of a portfolio company or for debt of credit impaired portfolio companies.

•	Yield Analysis—The Valuation Team generally determines the fair value of our debt investments (where we do not have the ability to effectuate a sale of a portfolio company) using the yield analysis, which includes a DCF calculation and assumptions that the Valuation Team believes market participants would use, including, but not limited to, estimated remaining life, current market yield, current leverage, and interest rate spreads. This technique develops a modified discount rate that incorporates risk premiums including, among other things, increased probability of default, increased loss upon default and increased liquidity risk. Generally, the Valuation Team uses the yield analysis to corroborate both estimates of value provided by SPSE and market quotes.

•	Market Quotes—For our syndicate investments for which a limited market exists, fair value is generally based on readily available and reliable market quotations which are corroborated by the Valuation Team (generally by using the yield analysis explained above). In addition, the Valuation Team assesses trading activity for similar syndicated investments and evaluates variances in quotations and other market insights to determine if any available quoted prices are reliable. Typically, the Valuation Team uses the lower indicative bid price (“IBP”) in the bid-to-ask price range obtained from the respective originating syndication agent’s trading desk on or near the valuation date. The Valuation Team may take further steps to consider additional information to validate that price in accordance with the Policy.

•	Investments in Funds—For equity investments in other funds, where we cannot effectuate a sale, the Valuation Team generally determines the fair value of our uninvested capital at par value and of our invested capital at the net asset value (“NAV”) provided by the fund. The Valuation Team may also determine fair value of our investments in other investment funds based on the capital accounts of the underlying entity.

In addition to the above valuation techniques, the Valuation Team may also consider other factors when determining fair values of our investments, including, but not limited to: the nature and realizable value of the collateral, including external parties’ guaranties; any relevant offers or letters of intent to acquire the portfolio company; timing of expected loan repayments; and the markets in which the portfolio company operates. If applicable, new and follow-on debt and equity investments made during the current reporting quarter are generally valued at our original cost basis, as near-measurement date transaction value is a reasonable indicator of fair value.

Fair value measurements of our investments may involve subjective judgments and estimates and due to the inherent uncertainty of determining these fair values, the fair value of our investments may fluctuate from period to period and may differ materially from the values that could be obtained if a ready market for these securities existed. Our NAV could be materially affected if the determinations regarding the fair value of our investments are materially different from the values that we ultimately realize upon our exit of such securities. Additionally, changes in the market environment and other events that may occur over the life of the investment may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which it is recorded.

Refer to Note 3—Investments for additional information regarding fair value measurements and our application of ASC 820.

Revenue Recognition

Interest Income Recognition

Interest income, including the amortization of premiums, acquisition costs and amendment fees, the accretion of original issue discounts (“OID”), and paid-in-kind (“PIK”) interest, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when a loan becomes 90 days or more past due or if our qualitative assessment indicates that the debtor is unable to service its debt or other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan for financial reporting purposes until the borrower has demonstrated the ability and intent to pay contractual amounts due. However, we remain contractually entitled to this interest. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment. Generally, non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current, or due to a restructuring such that the interest income is deemed to be collectible. At September 30, 2017, two portfolio companies were either fully or partially on non-accrual status with an aggregate debt cost basis of approximately $27.9 million, or 7.5% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.6 million, or 1.7% of the fair value of all debt investments in our portfolio. At September 30, 2016, two portfolio companies were on non-accrual status with an aggregate debt cost basis of approximately $26.5 million, or 7.7% of the cost basis of all debt investments in our portfolio, and an aggregate fair value of approximately $5.9 million, or 1.9% of the fair value of all debt investments in our portfolio.

We currently hold, and we expect to hold in the future, some loans in our portfolio that contain OID or PIK provisions. We recognize OID for loans originally issued at discounts and recognize the income over the life of the obligation based on an effective yield calculation. PIK interest, computed at the contractual rate specified in a loan agreement, is added to the principal balance of a loan and recorded as income over the life of the obligation. Thus, the actual collection of PIK income may be deferred until the time of debt principal repayment. To maintain our ability to be taxed as a RIC, we may need to pay out both of our OID and PIK non-cash income amounts in the form of distributions, even though we have not yet collected the cash on either.

As of September 30, 2017 and 2016, we had six and 12 OID loans, respectively, primarily from the syndicated loans in our portfolio. We recorded OID income of $0.3 million, $0.1 million and $0.3 million for the years ended September 30, 2017, 2016 and 2015, respectively. The unamortized balance of OID investments as of September 30, 2017 and 2016 totaled $0.4 million. As of September 30, 2017 and 2016, we had six and seven investments which had a PIK interest component, respectively. We recorded PIK interest income of $5.0 million, $2.4 million and $0.7 million for the years ended September 30, 2017, 2016 and 2015, respectively. We collected $2.0 million, $0.1 million, and $0 million of PIK interest in cash for the years ended September 30, 2017, 2016 and 2015, respectively.

Success Fee Income Recognition

We record success fees as income when earned, which often occurs upon receipt of cash. Success fees are generally contractually due upon a change of control in a portfolio company, typically resulting from an exit or sale.

Dividend Income Recognition

Dividend income on equity investments is accrued to the extent that such amounts are expected to be collected and if we have the option to collect such amounts in cash or other consideration. During the year ended September 30, 2017, we recharacterized $0.2 million of dividend income from our investment in Behrens Manufacturing, LLC (“Behrens”) recorded during our fiscal year ended September 30, 2016 as a return of capital.

Deferred Financing Fees

Deferred financing costs consist of costs incurred to obtain financing, including legal fees, origination fees and administration fees. Costs associated with our Credit Facility and the issuance of our mandatorily redeemable preferred stock are deferred and amortized in our accompanying Consolidated Statements of Operations using the straight-line method, which approximates the effective interest method, over the terms of the respective financings. Refer to Note 6—Mandatorily Redeemable Preferred Stock for additional information regarding our preferred stock and Note 5—Borrowings for additional information regarding our Credit Facility.

Related Party Fees

In accordance with the Advisory Agreement, we pay the Adviser fees as compensation for its services, consisting of a base management fee and an incentive fee. These fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter.

Additionally, we pay the Adviser a loan servicing fee as compensation for its services as servicer under the terms of our Fifth Amended and Restated Credit Agreement, as amended. This fee is also accrued at the end of the quarter when the service is performed and generally paid the following quarter.

We pay separately for administrative services pursuant to the Administration Agreement. These administrative fees are accrued at the end of the quarter when the services are performed and generally paid the following quarter. Refer to Note 4—Related Party Transactions for additional information regarding these related party fees and agreements.

Income Taxes

We intend to continue to qualify for treatment as a RIC under subchapter M of the Code, which generally allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. We intend to continue to distribute sufficient dividends to eliminate taxable income. Refer to Note 10—Federal and State Income Taxes for additional information regarding our RIC requirements.

ASC 740, “Income Taxes” requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current fiscal year. We have evaluated the implications of ASC 740, for all open tax years and in all major tax jurisdictions, and determined that there is no material impact on our accompanying Consolidated Financial Statements. Our federal tax returns for fiscal years 2014—2016 remain subject to examination by the Internal Revenue Service (“IRS”).

Distributions

Distributions to stockholders are recorded on the ex-dividend date. We are required to pay out at least 90.0% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains over net long-term capital losses for each taxable year as a distribution to our stockholders in order to maintain our ability to be taxed as a RIC under Subchapter M of the Code. It is our policy to pay out as a distribution up to 100.0% of those amounts. The amount to be paid is determined by our Board of Directors each quarter and is based on the annual earnings estimated by our management. Based on that estimate, a distribution is declared each quarter and is paid out monthly over the course of the respective quarter. Refer to Note 9—Distributions to Common Stockholders for further information.

Our transfer agent, Computershare, Inc., offers a dividend reinvestment plan for our common stockholders. This is an “opt in” dividend reinvestment plan, meaning that common stockholders may elect to have their cash distributions automatically reinvested in additional shares of our common stock. Common stockholders who do not make such election will receive their distributions in cash. Common stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. As plan agent, Computershare, Inc. purchases shares in the open market in connection with the obligations under the plan. We do not have a dividend reinvestment plan for our preferred stock stockholders.

Recent Accounting Pronouncements

In November 2016, the FASB issued Accounting Standards Update 2016-18, “Restricted Cash (a consensus of the Emerging Issues Task Force)” (“ASU 2016-18”), which requires that the statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. We are currently assessing the impact of ASU 2016-18 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-18 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In August 2016, the FASB issued Accounting Standards Update 2016-15, “Classification of Certain Cash Receipts and Cash Payments (a consensus of the Emerging Issues Task Force)” (“ASU 2016-15”), which is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. We are currently assessing the impact of ASU 2016-15 and do not anticipate a material impact on our cash flows. ASU 2016-15 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted.

In March 2016, the FASB issued Accounting Standards Update 2016-06, “Contingent Put and Call Options in Debt Instruments” (“ASU 2016-06”), which clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related. We assessed the impact of ASU 2016-06 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-06 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within those fiscal years, with early adoption permitted.

In January 2016, the FASB issued Accounting Standards Update 2016-01, “Financial Instruments–Overall: Recognition and Measurement of Financial Assets and Financial Liabilities” (“ASU 2016-01”), which changes how entities measure certain equity investments and how entities present changes in the fair value of financial liabilities measured under the fair value option that are attributable to instrument-specific credit risk. We are currently assessing the impact of ASU 2016-01 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-01 is effective for annual reporting periods beginning after December 15, 2017, including interim periods within those fiscal years, with early adoption permitted for certain aspects of ASU 2016-01 relating to the recognition of changes in fair value of financial liabilities when the fair value option is elected.

In February 2015, the FASB issued Accounting Standards Update 2015-02, “Amendments to the Consolidation Analysis” (“ASU 2015-02”), which amends or supersedes the scope and consolidation guidance under existing GAAP. The adoption of ASU 2015-02 did not have a material impact on our financial position, results of operations or cash flows. ASU 2015-02 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those years, and we adopted ASU 2015-02 effective April 1, 2016. In October 2016, the FASB issued Accounting Standards Update 2016-17, “Interests Held through Related Parties That Are under Common Control” (“ASU 2016-17”), which amends the consolidation guidance in ASU 2015-02 regarding the treatment of indirect interests held through related parties that are under common control. We assessed the impact of ASU 2016-17 and do not anticipate a material impact on our financial position, results of operations or cash flows. ASU 2016-17 is effective for annual reporting periods beginning after December 15, 2016 and interim periods within those years, with early adoption permitted.

In August 2014, the FASB issued Accounting Standards Update 2014—15, “Presentation of Financial Statements—Going Concern (Subtopic 205—40): Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). ASU 2014-15 requires management to evaluate whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern, and to provide certain disclosures when it is probable that the entity will be unable to meet its obligations as they become due within one year after the date that the financial statements are issued. The guidance is primarily around certain disclosures to the financial statements. The adoption of ASU 2014-15 did not have a material impact on our financial position, results of operations or cash flows. ASU 2014-15 is effective for annual periods ending after December 15, 2016 and annual and interim periods thereafter, and we adopted ASU 2014-15 effective September 30, 2017.

In May 2014, the FASB issued Accounting Standards Update 2014-09, “Revenue from Contracts with Customers” (“ASU 2014-09”), which was amended in March 2016 by FASB Accounting Standards Update 2016-08, “Principal versus Agent Considerations” (“ASU 2016-08”), in April 2016 by FASB Accounting Standards Update 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), in May 2016 by FASB Accounting Standards Update 2016-12, “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), and in December 2016 by FASB Accounting Standards Update 2016-20, “Technical Corrections and Improvements to Topic 606” (“ASU 2016-20”). ASU 2014-09, as amended, supersedes or replaces nearly all GAAP revenue recognition guidance. The new guidance establishes a new control-based revenue recognition model, changes the basis for deciding when revenue is recognized over time or at a point in time and will expand disclosures about revenue. In July 2015, the FASB issued Accounting Standards Update 2015-14, “Deferral of the Effective Date,” which deferred the effective date of ASU 2014-09. ASU 2014-09, as amended by ASU 2015-14, ASU 2016-08, ASU 2016-10, ASU 2016-12, and ASU 2016-20, is now effective for annual reporting periods beginning after December 15, 2017 and interim periods within those years, with early adoption permitted for annual reporting periods beginning after December 15, 2016 and interim periods within those years. We continue to assess the impact of ASU 2014-09, as amended, and expect to identify similar performance obligations as compared to existing guidance. As a result, we do not anticipate a material change in the timing of revenue recognition or a material impact on our financial position, results of operations, or cash flows from adopting this standard.

NOTE 3. INVESTMENTS

In accordance with ASC 820, the fair value of each investment is determined to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between willing market participants on the measurement date. This fair value definition focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of a financial instrument as of the measurement date.

•	Level 1—inputs to the valuation methodology are quoted prices (unadjusted) for identical financial instruments in active markets;

•	Level 2—inputs to the valuation methodology include quoted prices for similar financial instruments in active or inactive markets, and inputs that are observable for the financial instrument, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•	Level 3—inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect assumptions that market participants would use when pricing the financial instrument and can include the Valuation Team’s assumptions based upon the best available information.

When a determination is made to classify our investments within Level 3 of the valuation hierarchy, such determination is based upon the significance of the unobservable factors to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable, or Level 3, inputs, observable inputs (or, components that are actively quoted and can be validated to external sources). The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. As of September 30, 2017 and 2016, all of our investments were valued using Level 3 inputs within the ASC 820 fair value hierarchy, except for our investments in FedCap Partners, LLC and Leeds Novamark Capital I, L.P., which were valued using net asset value as a practical expedient. During the years ended September 30, 2017 and 2016, there were no investments transferred into or out of Levels 1, 2 or 3. The following table presents our investments carried at fair value as of September 30, 2017 and 2016, by caption on our accompanying Consolidated Statements of Assets and Liabilities and by security type, all of which are valued using level 3 inputs:

	Total Recurring Fair Value Measurements Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of September 30,
	2017	2016
Non-Control/Non-Affiliate Investments
Secured first lien debt	$147,447	$134,067
Secured second lien debt	129,890	80,446
Unsecured debt	3,324	3,012
Preferred equity	5,735	7,051
Common equity/equivalents	2,068	1,046

Total Non-Control/Non-Affiliate Investments	$288,464	$225,622

Affiliate Investments
Secured first lien debt	$18,821	$54,620
Secured second lien debt	17,294	13,650
Preferred equity	826	3,211
Common equity/equivalents	5,707	2,727

Total Affiliate Investments	$42,648	$74,208

Control Investments
Secured first lien debt	$7,628	$10,034
Secured second lien debt	8,065	6,224
Common equity/equivalents	3,172	3,982

Total Control Investments	$18,865	$20,240

Total Investments at Fair Value Using Level 3 Inputs	$349,977	$320,070

In accordance with ASC 820, the following table provides quantitative information about our Level 3 fair value measurements of our investments as of September 30, 2017 and 2016. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to our fair value measurements. The weighted average calculations in the table below are based on the principal balances for all debt related calculations and on the cost basis for all equity related calculations for the particular input.

	Quantitative Information about Level 3 Fair Value Measurements
	As of September 30,		Valuation Techniques/ Methodologies	Unobservable Input	Range / Weighted Average as of September 30,
	2017	2016			2017	2016
Secured first lien debt(A)	$136,272	$141,550	Yield Analysis	Discount Rate	8.0% – 25.0% / 12.5%	8.1% – 18.5% / 12.1%

	37,624	54,630	TEV	EBITDA multiple	3.2x – 10.1x /8.2x	3.2x – 5.5x /2.3x

				EBITDA	$1,378 – $9,420 / $6,676	$1,262 – $20,269 / $4,619

				Revenue multiple	0.3x – 0.4x / 0.3x	0.2x – 0.4x / 0.4x

				Revenue	$6,934 – $12,094 / $11,733	$4,696 – $15,083 / $14,139

	—	2,541	Market Quote	IBP	—	64.5% – 64.5% / 64.5%

Secured second lien debt(B)	122,165	72,678	Yield Analysis	Discount Rate	10.8% – 23.3% / 14.0%	12.0% – 22.0% / 15.1%

	22,607	21,417	Market Quotes	IBP	84.5% – 101.5% / 97.2%	40.0% – 98.3% / 83.7%

	10,477	6,225	TEV	EBITDA multiple	4.8x – 6.6x / 5.4x	4.7x – 4.7x / 4.7x

				EBITDA	$3,000 – $73,650 / $26,424	$2,759 – $2,759 / $2,759

Unsecured debt	3,324	3,012	Yield Analysis	Discount Rate	10.0% – 10.0% / 10.0%	9.9% – 9.9% / 9.9%

Preferred and common equity / equivalents(C)	15,604	18,017	TEV	EBITDA multiple	3.2x – 10.1x / 6.1x	3.2x – 7.5x / 5.8x

				EBITDA	$890 – $84,828/ $12,835	$1,132 – $86,041/ $7,714

				Revenue multiple	0.3x – 6.5 x / 0.7x	0.4x – 0.4x / 0.4x

	1,766	—		Revenue	$2,317 – $503,620/ $128,819	$7,708 – $15,083/ $14,009

				Discount Rate	—	11.7% – 11.7% / 11.7%

	138	—	Market Quotes	IBP	27.9% – 27.9% / 27.9%	—

Total Level 3 Investments, at Fair Value	$349,977	$320,070

(A)

Fair value as of September 30, 2017 includes one new proprietary debt investment totaling $12.0 million, which was valued at cost, using the transaction price as the unobservable input, and one proprietary debt investment totaling $7.8 million, which was valued at the expected payoff amount as the unobservable input. Fair value as of September 30, 2016 includes one new proprietary debt investment and two restructured proprietary debt investments totaling $12.6 million, which were valued at cost, using the transaction price as the unobservable input, and two proprietary debt investments totaling $38.8 million, which were valued at the expected payoff amount as the unobservable input.
(B)	Fair value as of September 30, 2017 includes one proprietary debt investment totaling $3.5 million which was valued at the expected payoff as the unobservable input. Fair value as of September 30, 2016 includes one new proprietary debt investment for $10.0 million which was valued at cost using transaction price as the unobservable input.
(C)	Fair value as of September 30, 2017 includes two new proprietary investments totaling $1.0 million, which were valued at cost, using transaction price as the unobservable input, and one proprietary investment totaling $1.4 million, which was valued at the expected payoff amount as the unobservable input. Fair value as of September 30, 2016 includes one new proprietary investment and one restructured proprietary investment totaling $0.5 million, which were valued at cost, using transaction price as the unobservable input, and two proprietary investments for $7.3 million, which were valued at the expected payoff amount as the unobservable input.

Fair value measurements can be sensitive to changes in one or more of the valuation inputs. Changes in market yields, discounts rates, leverage, EBITDA or EBITDA multiples (or revenue or revenue multiples), each in isolation, may change the fair value of certain of our investments. Generally, an increase or decrease in market yields, discount rates or leverage or a decrease in EBITDA or EBITDA multiples (or revenue or revenue multiples) may result in a corresponding decrease or increase, respectively, in the fair value of certain of our investments.

Changes in Level 3 Fair Value Measurements of Investments

The following tables provide the changes in fair value, broken out by security type, during the years ended September 30, 2017 and 2016 for all investments for which the Adviser determines fair value using unobservable (Level 3) factors.

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Year Ended September 30, 2017	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2016	$198,721	$100,320	$3,012	$10,262	$7,755	$320,070
Total gains (losses):
Net realized (loss) gain(A)	(4,913)	(217)	—	1,503	152	(3,475)
Net unrealized (depreciation) appreciation(B)	958	548	(51)	1,558	(3,793)	(780)
Reversal of prior period net depreciation (appreciation) on realization(B)	2,099	280	—	(1,059)	370	1,690
New investments, repayments and settlements:(C)
Issuances/originations	45,501	67,115	323	2,145	1,100	116,184
Settlements/repayments	(61,778)	(13,734)	40	—	—	(75,472)
Sales	(86)	217	—	(7,848)	(523)	(8,240)
Transfers	(6,606)	720	—	—	5,886	—

Fair Value as of September 30, 2017	$173,896	$155,249	$3,324	$6,561	$10,947	$349,977

Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
Year Ended September 30, 2016	Secured First Lien Debt	Secured Second Lien Debt	Unsecured Debt	Preferred Equity	Common Equity/ Equivalents	Total
Fair Value as of September 30, 2015	$206,840	$120,303	$—	$24,315	$12,231	$363,689
Total gains (losses):
Net realized (loss) gain(A)	(10,452)	(131)	—	17,820	(21)	7,216
Net unrealized (depreciation) appreciation(B)	478	(8,050)	17	4,276	(6,177)	(9,456)
Reversal of prior period net depreciation (appreciation) on realization(B)	12,014	147	—	(17,173)	(497)	(5,509)
New investments, repayments and settlements:(C)
Issuances/originations	75,675	14,369	144	578	3,571	94,337
Settlements/repayments	(67,186)	(40,317)	5	(1,271)	—	(108,769)
Sales	(1,760)	(43)	—	(18,865)	(770)	(21,438)
Transfers	(16,888)	14,042	2,846	582	(582)	—

Fair Value as of September 30, 2016	$198,721	$100,320	$3,012	$10,262	$7,755	$320,070

(A)	Included in net realized (loss) gain on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2017 and 2016.
(B)	Included in net unrealized appreciation (depreciation) on investments on our accompanying Consolidated Statements of Operations for the years ended September 30, 2017 and 2016.
(C)	Includes increases in the cost basis of investments resulting from new portfolio investments, accretion of discounts, PIK, and other non-cash disbursements to portfolio companies, as well as decreases in the cost basis of investments resulting from principal repayments or sales, the amortization of premiums and acquisition costs and other cost-basis adjustments.

Investment Activity

Proprietary Investments

As of September 30, 2017 and 2016, we held 35 and 32 proprietary investments with an aggregate fair value of $318.6 million and $291.3 million, or 90.4% of the total aggregate portfolio for both periods. The following significant proprietary investment transactions occurred during the year ended September 30, 2017:

•	In November 2016, we completed the sale of substantially all the assets of RBC Acquisition Corp. for net proceeds of $36.3 million, which resulted in a realized loss of $2.3 million. In connection with the sale, we received success fee income of $1.1 million and net receivables of $1.5 million, which are recorded within Other assets, net.

•	In November 2016, we invested $5.2 million in Sea Link International IRB, Inc. through secured second lien debt and equity.

•	In December 2016, we sold our investment in Behrens, which resulted in success fee income of $0.4 million and a realized gain of $2.5 million. In connection with the sale, we received net cash proceeds of $8.2 million, including the repayment of our debt investment of $4.3 million at par.

•	In December 2016, we invested $7.0 million in Vacation Rental Pros Property Management, LLC through secured second lien debt.

•	In February 2017, we invested $10.0 million in Belnick, Inc. through secured second lien debt.

•	In February 2017, we invested $29.0 million in NetFortris Corp. through secured first lien debt.

•	In March 2017, LCR Contractors, LLC paid off at par for net cash proceeds of $8.6 million. In connection with the payoff, we received a prepayment fee of $0.2 million.

•	In April 2017, we invested $22.0 million in HB Capital Resources, Ltd. through secured second lien debt.

•	In May 2017, we invested an additional $4.1 million in an existing portfolio company, Lignetics, Inc., through secured second lien debt and equity, to support an acquisition.

•	In August 2017, we invested $12.5 million in EL Academies, Inc. through secured first lien debt and equity.

•	In August 2017, Drumcree, LLC paid off at par for net cash proceeds of $6.3 million.

•	In September 2017, our investment in Targus Cayman HoldCo, Ltd. was restructured. As part of the transaction, our secured first lien debt investment with a cost basis of approximately $2.6 million was converted to shares of common equity with a cost basis of approximately $2.6 million. There were no changes to our existing common stock investment with a cost basis of approximately $2.3 million.

•	In September 2017, we invested $0.5 million in Frontier Financial Group, Inc. through equity.

Syndicated Investments

As of September 30, 2017 and September 30, 2016, we held 12 and 13 syndicated investments with an aggregate fair value of $33.8 million and $30.8 million, or 9.6% of the total portfolio at fair value for both periods. The following significant syndicated investment transactions occurred during the year ended September 30, 2017:

•	In October 2016, RP Crown Parent, LLC paid off at par for proceeds of $2.0 million.

•	In October 2016, our $3.9 million secured first lien debt investment in Vertellus Specialties, Inc. was restructured. As a result of the restructure, we received a new $1.1 million secured second lien debt investment in Vertellus Holdings LLC and common equity with a cost basis of $3.0 million.

•	In December 2016, Autoparts Holdings Limited paid off at par for net proceeds of $0.7 million.

•	In December 2016, we invested $5.0 million in LDiscovery, LLC through secured second lien debt.

•	In February 2017, Vitera Healthcare Solutions, LLC paid off at par for net proceeds of $4.5 million.

•	In May 2017, we invested $4.0 million in Keystone Acquisition Corp. through secured second lien debt.

•	In June 2017, we invested $3.0 million in Medical Solutions Holdings, Inc. through secured second lien debt.

•	In July 2017, our loan to SourceHOV, LLC was paid off for net proceeds of $4.8 million, resulting in a realized loss of $0.2 million.

•	In August 2017, The Active Network, Inc. paid off at par for net proceeds of $0.5 million.

•	In August 2017, we invested $1.0 million in Neustar, Inc. through secured second lien debt.

Investment Concentrations

As of September 30, 2017, our investment portfolio consisted of investments in 47 portfolio companies located in 22 states in 19 different industries, with an aggregate fair value of $352.4 million. The five largest investments at fair value totaled $110.9 million, or 31.5% of our total investment portfolio, as compared to the five largest investments at fair value as of September 30, 2016 totaling $112.1 million, or 34.8% of our total investment portfolio. As September 30, 2017 and 2016 our average investment by obligor was $8.8 million and $8.5 million at cost, respectively.

The following table outlines our investments by security type at September 30, 2017 and 2016:

	September 30, 2017				September 30, 2016
	Cost		Fair Value		Cost		Fair Value
Secured first lien debt	$198,942	48.4%	$173,896	49.4%	$227,439	59.6%	$198,721	61.7%
Secured second lien debt	168,247	40.9	155,249	44.1	113,796	29.8	100,320	31.2
Unsecured debt	3,324	0.8	3,324	0.9	2,995	0.8	3,012	0.9

Total debt investments	370,513	90.1	332,469	94.4	344,230	90.2	302,053	93.8
Preferred equity	18,794	4.5	6,561	1.9	22,988	6.0	10,262	3.2
Common equity/equivalents	22,128	5.4	13,343	3.7	14,583	3.8	9,799	3.0

Total equity investments	40,922	9.9	19,904	5.6	37,571	9.8	20,061	6.2

Total Investments	$411,435	100.0%	$352,373	100.0%	$381,801	100.0%	$322,114	100.0%

Our investments at fair value consisted of the following industry classifications at September 30, 2017 and 2016:

	September 30, 2017		September 30, 2016
Industry Classification	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
Diversified/Conglomerate Service	$80,723	22.9%	$48,898	15.2%
Healthcare, education and childcare	46,288	13.1	70,577	21.9
Diversified/Conglomerate Manufacturing	40,843	11.6	50,106	15.6
Oil and gas	34,712	9.9	31,279	9.7
Telecommunications	31,350	8.9	5,790	1.8
Automobile	20,082	5.7	14,837	4.6
Diversified natural resources, precious metals and minerals	18,949	5.4	14,821	4.6
Beverage, food and tobacco	14,103	4.0	15,022	4.7
Cargo Transportation	13,081	3.7	13,000	4.0
Home and Office Furnishings, Housewares and Durable Consumer Products	10,100	2.9	—	—
Leisure, Amusement, Motion Pictures, Entertainment	9,225	2.6	8,769	2.7
Hotels, Motels, Inns, and Gaming	7,136	2.0	—	—
Personal and non-durable consumer products	7,035	2.0	7,858	2.4
Machinery	5,114	1.4	5,597	1.7
Textiles and leather	4,879	1.4	3,836	1.2
Printing and publishing	3,628	1.0	6,033	1.9
Buildings and real estate	3,004	0.9	11,223	3.5
Broadcast and entertainment	—	—	4,682	1.5
Finance	—	—	3,000	0.9
Electronics	—	—	2,980	0.9
Other, < 2.0%	2,121	0.6	3,806	1.2

Total Investments	$352,373	100.0%	$322,114	100.0%

Our investments at fair value were included in the following U.S. geographic regions at September 30, 2017 and 2016:

	September 30, 2017		September 30, 2016
Geographic Region	Fair Value	Percentage of Total Investments	Fair Value	Percentage of Total Investments
South	$150,727	42.8%	$131,181	40.8%
West	116,302	33.0	57,786	17.9
Midwest	58,915	16.7	100,142	31.1
Northeast	26,429	7.5	33,005	10.2

Total Investments	$352,373	100.0%	$322,114	100.0%

The geographic region indicates the location of the headquarters for our portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayment

The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments, at September 30, 2017.

Year Ending September 30,	Amount(A)
2018	$43,413
2019	51,545
2020	87,823
2021	61,056
2022	52,503
Thereafter	79,970

Total contractual repayments	$376,310
Equity investments	40,922
Adjustments to cost basis on debt investments	(5,797)

Investment Portfolio as of September 30, 2017, at Cost:	$411,435

(A)	Subsequent to September 30, 2017, three debt investments with aggregate principal balances maturing during each of the years ending September 30, 2019, September 30, 2020 and September 30, 2022, of $2.0 million, $7.8 million and $3.5 million, respectively, were repaid at par. Additionally, debt investments in one portfolio company with a combined principal balance of $5.7 million, which had maturity dates during the fiscal year ended September 30, 2019, were extended to mature during the fiscal year ending September 30, 2021.

Receivables from Portfolio Companies

Receivables from portfolio companies represent non-recurring costs incurred on behalf of such portfolio companies and are included in other assets on our accompanying Consolidated Statements of Assets and Liabilities. We generally maintain an allowance for uncollectible receivables from portfolio companies when the receivable balance becomes 90 days or more past due or if it is determined, based upon management’s judgment, that the portfolio company is unable to pay its obligations. We write-off accounts receivable when we have exhausted collection efforts and have deemed the receivables uncollectible. As of September 30, 2017 and 2016, we had gross receivables from portfolio companies of $0.5 million and $0.3 million, respectively. The allowance for uncollectible receivables was $44 and $0 at September 30, 2017 and 2016, respectively.

NOTE 4. RELATED PARTY TRANSACTIONS

Transactions with the Adviser

We have been externally managed by the Adviser pursuant to the Advisory Agreement since October 1, 2004 pursuant to which we pay the Adviser a base management fee and an incentive fee for its services. The Advisory Agreement originally included administrative services; however, it was amended and restated on October 1, 2006. Simultaneously, we entered into the Administration Agreement with the Administrator (discussed further below) to provide those services. With the unanimous approval of our Board of Directors, the Advisory Agreement was later amended in October 2015 to reduce the base management fee payable under the agreement from 2.0% per annum to 1.75% per annum, effective July 1, 2015, with all other terms remaining unchanged. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Advisory Agreement or interested persons of such party, unanimously approved the annual renewal of the Advisory Agreement through August 31, 2018.

We also pay the Adviser a loan servicing fee for its role of servicer pursuant to our Credit Facility (defined in Note 5—Borrowings). The entire loan servicing fee paid to the Adviser by Business Loan is voluntarily, unconditionally and irrevocably credited against the base management fee otherwise payable to the Adviser, since Business Loan is a consolidated subsidiary of ours, and overall, the base management fee (including any loan servicing fee) cannot exceed 1.75% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year pursuant to the Advisory Agreement.

Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer) serve as directors and executive officers of the Adviser, which is 100% indirectly owned and controlled by Mr. Gladstone. Robert Marcotte (our president) also serves as an executive managing director of the Adviser.

The following table summarizes the base management fee, incentive fee, and loan servicing fee and associated non-contractual, unconditional and irrevocable credits reflected in our accompanying Consolidated Statements of Operations:

	Year Ended September 30,
	2017	2016	2015
Average total assets subject to base management fee(A)	$330,343	$324,800	$355,510
Multiplied by annual base management fee of 1.75% – 2.0%	1.75%	1.75%	2.0 – 1.75%

Base management fee(B)	5,781	5,684	6,888
Portfolio company fee credit	(1,588)	(785)	(1,399)
Syndicated loan fee credit	(221)	(92)	(118)

Net Base Management Fee	$3,972	$4,807	$5,371

Loan servicing fee(B)	4,146	3,890	3,816
Credit to base management fee—loan servicing fee(B)	(4,146)	(3,890)	(3,816)

Net Loan Servicing Fee	$—	$—	$—

Incentive fee(B)	$4,779	$4,514	$4,083
Incentive fee credit	(2,317)	(1,429)	(1,367)

Net Incentive Fee	$2,462	$3,085	$2,716

Portfolio company fee credit	$(1,588)	$(785)	$(1,399)
Syndicated loan fee credit	(221)	(92)	(118)
Incentive fee credit	(2,317)	(1,429)	(1,367)

Credit to Fees from Adviser—Other(B)	$(4,126)	$(2,306)	$(2,884)

(A)	Average total assets subject to the base management fee is defined as total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, valued at the end of the applicable quarters within the respective periods and adjusted appropriately for any share issuances or repurchases during the periods.
(B)	Reflected, on a gross basis, as a line item, on our accompanying Consolidated Statements of Operations.

Base Management Fee

The base management fee is payable quarterly to the Adviser pursuant to our Advisory Agreement and is assessed at an annual rate of 1.75%, computed on the basis of the value of our average total assets at the end of the two most recently-completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings and adjusted appropriately for any share issuances or repurchases during the period.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of these fees against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $0.1 million, $0.1 million, and $0.3 million for the years ended September 30, 2017, 2016, and 2015, respectively, was retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser primarily for the valuation of portfolio companies.

Our Board of Directors accepted a non-contractual, unconditional and irrevocable credit from the Adviser to reduce the annual base management fee on syndicated loan participations to 0.5%, to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations, for each of the years ended September 30, 2017 and 2016.

Incentive Fee

The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the “hurdle rate”). The income-based incentive fee with respect to our pre-incentive fee net investment income is generally payable quarterly to the Adviser and is computed as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7.0% annualized);

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized); and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% of our net assets, adjusted appropriately for any share issuances or repurchases during the period, in any calendar quarter (8.75% annualized).

The second part of the incentive fee is a capital gains-based incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date) and equals 20.0% of our realized capital gains as of the end of the fiscal year. In determining the capital gains-based incentive fee payable to the Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the entire portfolio’s aggregate unrealized capital depreciation, if any and excluding any unrealized capital appreciation, as of the date of the calculation. For this purpose, cumulative aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Cumulative aggregate realized capital losses equals the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. The entire portfolio’s aggregate unrealized capital depreciation, if any, equals the sum of the difference, between the valuation of each investment as of the applicable calculation date and the original cost of such investment. At the end of the applicable fiscal year, the amount of capital gains that serves as the basis for our calculation of the capital gains-based incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less the entire portfolio’s aggregate unrealized capital depreciation, if any. If this number is positive at the end of such fiscal year, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years. No capital gains-based incentive fee has been recorded or paid since our inception through September 30, 2017, as cumulative unrealized capital depreciation has exceeded cumulative realized capital gains net of cumulative realized capital losses.

Additionally, in accordance with GAAP, a capital gains-based incentive fee accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains-based incentive fee. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains-based incentive fee equal to 20.0% of such amount, less the aggregate amount of actual capital gains-based incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such period. GAAP requires that the capital gains-based incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains-based incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future. No GAAP accrual for a capital gains-based incentive fee has been recorded or paid from our inception through September 30, 2017.

Our Board of Directors accepted non-contractual, unconditional and irrevocable credits from the Adviser to reduce the income-based incentive fee to the extent net investment income did not 100.0% cover distributions to common stockholders for the years ended September 30, 2017, 2016, and 2015.

Loan Servicing Fee

The Adviser also services the loans held by Business Loan (the borrower under the Credit Facility), in return for which the Adviser receives a 1.5% annual fee payable monthly based on the aggregate outstanding balance of loans pledged under our Credit Facility (defined in Note 5—Borrowings). As discussed in the notes to the table above, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, unconditionally and irrevocably credited back to us by the Adviser.

Transactions with the Administrator

We pay the Administrator pursuant to the Administration Agreement for the portion of expenses the Administrator incurs while performing services for us. The Administrator’s expenses are primarily rent and the salaries, benefits and expenses of the Administrator’s employees, including, but not limited to, our chief financial officer and treasurer, chief compliance officer, chief valuation officer, and general counsel and secretary (who also serves as the Administrator’s president, general counsel and secretary) and their respective staffs. Two of our executive officers, David Gladstone (our chairman and chief executive officer) and Terry Lee Brubaker (our vice chairman and chief operating officer) serve as members of the board of managers and executive officers of the Administrator, which is 100% indirectly owned and controlled by Mr. Gladstone.

Our portion of the Administrator’s expenses are generally derived by multiplying the Administrator’s total expenses by the approximate percentage of time during the current quarter the Administrator’s employees performed services for us in relation to their time spent performing services for all companies serviced by the Administrator. These administrative fees are accrued at the end of the quarter when the services are performed and recorded on our accompanying Consolidated Statements of Operations and generally paid the following quarter to the Administrator. On July 11, 2017, our Board of Directors, including a majority of the directors who are not parties to the Administration Agreement or interested persons of such party, approved the annual renewal of the Administration Agreement through August 31, 2018.

Other Transactions

Gladstone Securities, LLC (“Gladstone Securities”), a privately-held broker-dealer registered with the Financial Industry Regulatory Authority and insured by the Securities Investor Protection Corporation, which is 100% indirectly owned and controlled by Mr. Gladstone, our chairman and chief executive officer, has provided other services, such as investment banking and due diligence services, to certain of our portfolio companies, for which Gladstone Securities receives a fee. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional and irrevocable credits against the base management fee or incentive fee. Gladstone Securities received fees from portfolio companies totaling $1.0 million, $0.5 million, and $1.0 million during the years ended September 30, 2017, 2016, and 2015, respectively.

Related Party Fees Due

Amounts due to related parties on our accompanying Consolidated Statements of Assets and Liabilities were as follows:

	As of September 30,
	2017	2016
Base management fee due to Adviser	$45	$162
Loan servicing fee due to Adviser	242	236
Incentive fee due to Adviser	1,005	824

Total fees due to Adviser	1,292	1,222

Fee due to Administrator	244	282

Total Related Party Fees Due	$1,536	$1,504

In addition to the above fees, other operating expenses due to the Adviser as of September 30, 2017 and 2016, totaled $12 and $10, respectively. In addition, other net co-investment expenses payable to Gladstone Investment Corporation (for reimbursement purposes) totaled $55 and $8 as of September 30, 2017 and September 30, 2016, respectively. These amounts are generally settled in the quarter subsequent to being incurred and have been included in other assets, net and other liabilities, as appropriate, on the accompanying Consolidated Statements of Assets and Liabilities as of September 30, 2017 and 2016.

Note Receivable from Former Employee

Our employee note receivable was paid in full in May 2015 and all shares of common stock that were held as collateral were released at that time. During the year ended September 30, 2015, we received $0.1 million in principal repayments from the former employee, paying off the note in full, and we recognized interest income from the employee note of $4.

NOTE 5. BORROWINGS

Revolving Credit Facility

On May 1, 2015, we, through Business Loan, entered into a Fifth Amended and Restated Credit Agreement with KeyBank National Association (“KeyBank”), as administrative agent, lead arranger and a lender (our “Credit Facility”), which increased the commitment amount from $137.0 million to $140.0 million, extended the revolving period end date by three years to January 19, 2019, decreased the marginal interest rate added to 30-day LIBOR from 3.75% to 3.25% per annum, set the unused commitment fee at 0.50% on all undrawn amounts, expanded the scope of eligible collateral, and amended certain other terms and conditions. If our Credit Facility is not renewed or extended by January 19, 2019, all principal and interest will be due and payable on or before April 19, 2020 (fifteen months after the revolving period end date). Subject to certain terms and conditions, our Credit Facility may be expanded up to a total of $250.0 million through additional commitments of new or existing lenders. We incurred fees of approximately $1.1 million in connection with this amendment, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On June 19, 2015, we through Business Loan entered into certain joinder and assignment agreements with three new lenders to increase borrowing capacity under our Credit Facility by $30.0 million to $170.0 million. We incurred fees of approximately $0.6 million in connection with this expansion, which are being amortized through our Credit Facility’s revolving period end date of January 19, 2019.

On October 9, 2015, August 18, 2016, and August 24, 2017, we entered into Amendments No. 1, 2 and 3 to our Credit Facility, respectively, each of which clarified or modified various constraints on available borrowings.

The following tables summarize noteworthy information related to our Credit Facility (at cost):

	As of September 30,
	2017	2016
Commitment amount	$170,000	$170,000
Borrowings outstanding, at cost	93,000	71,300
Availability(A)	58,576	31,053

	Year Ended September 30,
	2017	2016	2015
Weighted average borrowings outstanding, at cost	$58,384	$64,055	$92,488
Weighted average interest rate(B)	5.3%	4.5%	4.1%
Commitment (unused) fees incurred	$564	$539	$383

(A)	Available borrowings are subject to various constraints imposed under our Credit Facility, based on the aggregate loan balance pledged by Business Loan, which varies as loans are added and repaid, regardless of whether such repayments are prepayments or made as contractually required.
(B)	Includes unused commitment fees and excludes the impact of deferred financing fees.

Our Credit Facility also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with KeyBank. KeyBank is also the trustee of the account and generally remits the collected funds to us once a month.

Our Credit Facility contains covenants that require Business Loan to maintain its status as a separate legal entity, prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions), and restrict material changes to our credit and collection policies without the lenders’ consent. Our Credit Facility also generally limits distributions to our stockholders on a fiscal year basis to the sum of our net investment income, net capital gains and amounts elected to have been paid during the prior year in accordance with Section 855(a) of the Code. Business Loan is also subject to certain limitations on the type of loan investments it can apply as collateral towards the borrowing base to receive additional borrowing availability under our Credit Facility, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, average life and lien property. Our Credit Facility further requires Business Loan to comply with other financial and operational covenants, which obligate Business Loan to, among other things, maintain certain financial ratios, including asset and interest coverage and a minimum number of 25 obligors required in the borrowing base.

Additionally, we are subject to a performance guaranty that requires us to maintain (i) a minimum net worth (defined in our Credit Facility to include our mandatorily redeemable preferred stock) of $205.0 million plus 50.0% of all equity and subordinated debt raised after May 1, 2015 less 50% of any equity and subordinated debt retired or redeemed after May 1, 2015, which equates to $221.8 million as of September 30, 2017, (ii) asset coverage with respect to “senior securities representing indebtedness” of at least 200%, in accordance with Sections 18 and 61 of the 1940 Act, and (iii) our status as a BDC under the 1940 Act and as a RIC under the Code.

As of September 30, 2017, and as defined in the performance guaranty of our Credit Facility, we had a net worth of $268.6 million, asset coverage on our “senior securities representing indebtedness” of 388.2%, calculated in compliance with the requirements of Section 18 and 61 of the 1940 Act, and an active status as a BDC and RIC. In addition, we had 32 obligors in our Credit Facility’s borrowing base as of September 30, 2017. As of September 30, 2017, we were in compliance with all of our Credit Facility covenants.

Fair Value

We elected to apply the fair value option of ASC 825, “Financial Instruments,” specifically for the Credit Facility, which was consistent with our application of ASC 820 to our investments. Generally, the fair value of our Credit Facility is determined using a yield analysis which includes a DCF calculation and the assumptions that the Valuation Team believes market participants would use, including, but not limited to, the estimated remaining life, counterparty credit risk, current market yield and interest rate spreads of similar securities as of the measurement date. As of September 30, 2017, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.15% per annum, plus a 0.50% unused fee. As of September 30, 2016, the discount rate used to determine the fair value of our Credit Facility was 30-day LIBOR, plus 3.25% per annum, plus a 0.50% unused fee. Generally, an increase or decrease in the discount rate used in the DCF calculation may result in a corresponding increase or decrease, respectively, in the fair value of our Credit Facility. As of September 30, 2017 and 2016, our Credit Facility was valued using Level 3 inputs and any changes in its fair value are recorded in net unrealized depreciation (appreciation) of other on our accompanying Consolidated Statements of Operations.

The following tables present our Credit Facility carried at fair value as of September 30, 2017 and 2016, on our accompanying Consolidated Statements of Assets and Liabilities for Level 3 of the hierarchy established by ASC 820 and the changes in fair value of our Credit Facility during the years ended September 30, 2017 and 2016:

	Total Recurring Fair Value Measurement Reported in Consolidated Statements of Assets and Liabilities Using Significant Unobservable Inputs (Level 3) As of September 30,
	2017	2016
Credit Facility	$93,115	$71,300

Fair Value Measurements Using Significant Unobservable Data Inputs (Level 3)

	Year Ended September 30,
	2017	2016
Fair value as of September 30, 2016 and 2015, respectively	$71,300	$127,300
Borrowings	138,700	103,000
Repayments	(117,000)	(159,000)
Net unrealized appreciation(A)	115	—

Fair Value as of September 30, 2017 and 2016, respectively	$93,115	$71,300

(A)	Included in net unrealized appreciation of other on our accompanying Consolidated Statements of Assets and Liabilities for the years ended September 30, 2017 and 2016.

The fair value of the collateral under our Credit Facility totaled approximately $317.4 million and $282.0 million as of September 30, 2017 and 2016, respectively.

NOTE 6. MANDATORILY REDEEMABLE PREFERRED STOCK

In September 2017, we completed a public offering of approximately 2.1 million shares of 6.00% Series 2024 Term Preferred Stock, par value $0.001 per share (“Series 2024 Term Preferred Stock”), at a public offering price of $25.00 per share. Gross proceeds totaled $51.8 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $49.8 million. We incurred approximately $1.9 million in total underwriting discounts and offering costs related to the issuance of the Series 2024 Term Preferred Stock, which have been recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and are being amortized from issuance through September 30, 2024, the mandatory redemption date. The proceeds plus borrowings under our Credit Facility were used to voluntarily redeem all 2.4 million outstanding shares of our then existing 6.75% Series 2021 Term Preferred Stock, par value $0.001 per share (“Series 2021 Term Preferred Stock”). In connection with the voluntary redemption of our Series 2021 Term Preferred Stock, we incurred a loss on extinguishment of debt of $1.3 million, which has been reflected in Realized loss on other our accompanying Consolidated Statement of Operations and which is primarily comprised of the unamortized deferred issuance costs at the time of redemption.

The shares of our Series 2024 Term Preferred Stock are traded under the ticker symbol “GLADN” on the Nasdaq Global Select Market. Our Series 2024 Term Preferred Stock is not convertible into our common stock or any other security and provides for a fixed dividend equal to 6.00% per year, payable monthly (which equates in total to approximately $3.1 million per year). We are required to redeem all of the outstanding Series 2024 Term Preferred Stock on September 30, 2024 for cash at a redemption price equal to $25.00 per share plus an amount equal to all unpaid dividends and distributions on such share accumulated to (but excluding) the date of redemption (the “Redemption Price”). We may additionally be required to mandatorily redeem some or all of the shares of our Series 2024 Term Preferred Stock early, at the Redemption Price, in the event of the following: (1) upon the occurrence of certain events that would constitute a change in control, and (2) if we fail to maintain an asset coverage of at least 200% on our “senior securities that are stock” (which is currently only our Series 2024 Term Preferred Stock) and the failure remains for a period of 30 days following the filing date of our next SEC quarterly or annual report. The asset coverage on our “senior securities that are stock” as of September 30, 2017 was 249.6%, calculated in accordance with Sections 18 and 61 of the 1940 Act.

We may also voluntarily redeem all or a portion of the Series 2024 Term Preferred Stock at our option at the Redemption Price at any time after September 30, 2019. If we fail to redeem our Series 2024 Term Preferred Stock pursuant to the mandatory redemption date of September 30, 2024, or in any other circumstance in which we are required to mandatorily redeem our Series 2024 Term Preferred Stock, then the fixed dividend rate will increase by 4.0% for so long as such failure continues. As of September 30, 2017, we have not redeemed, nor have we been required to redeem, any shares of our outstanding Series 2024 Term Preferred Stock.

In May 2014, we completed a public offering of approximately 2.4 million shares of Series 2021 Term Preferred Stock, at a public offering price of $25.00 per share. Gross proceeds totaled $61.0 million and net proceeds, after deducting underwriting discounts, commissions and offering expenses borne by us, were approximately $58.5 million, a portion of which was used to voluntarily redeem all 1.5 million outstanding shares of our then existing 7.125% Series 2016 Term Preferred Stock, par value $0.001 per share and the remainder was used to repay a portion of outstanding borrowings under our Credit Facility. We incurred $2.5 million in total offering costs related to the issuance of our Series 2021 Term Preferred Stock, which were recorded as discounts to the liquidation value on our accompanying Consolidated Statements of Assets and Liabilities and were amortized over the redemption period ending June 30, 2021. In September 2017, when we voluntarily redeemed all of our outstanding Series 2021 Term Preferred Stock, the remaining unamortized costs were fully written off as part of the realized loss discussed above.

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the year ended September 30, 2017:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.1406250
	October 11, 2016	November 17, 2016	November 30, 2016	0.1406250
	October 11, 2016	December 20, 2016	December 30, 2016	0.1406250
	January 10, 2017	January 20, 2017	January 31, 2017	0.1406250
	January 10, 2017	February 16, 2017	February 28, 2017	0.1406250
	January 10, 2017	March 22, 2017	March 31, 2017	0.1406250
	April 11, 2017	April 21, 2017	April 28, 2017	0.1406250
	April 11, 2017	May 19, 2017	May 31, 2017	0.1406250
	April 11, 2017	June 21, 2017	June 30, 2017	0.1406250
	July 11, 2017	July 21, 2017	July 31, 2017	0.1406250
	July 11, 2017	August 21, 2017	August 31, 2017	0.1406250
	July 11, 2017	September 20, 2017	September 29, 2017	0.1406250

Fiscal Year Ended September 30, 2017:				$1.6875000

We paid the following monthly dividends on our Series 2021 Term Preferred Stock for the year ended September 30, 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Series 2021 Term Preferred Share
2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.1406250
	October 13, 2015	November 17, 2015	November 30, 2015	0.1406250
	October 13, 2015	December 18, 2015	December 31, 2015	0.1406250
	January 12, 2016	January 22, 2016	February 2, 2016	0.1406250
	January 12, 2016	February 18, 2016	February 29, 2016	0.1406250
	January 12, 2016	March 21, 2016	March 31, 2016	0.1406250
	April 12, 2016	April 22, 2016	May 2, 2016	0.1406250
	April 12, 2016	May 19, 2016	May 31, 2016	0.1406250
	April 12, 2016	June 17, 2016	June 30, 2016	0.1406250
	July 12, 2016	July 22, 2016	August 2, 2016	0.1406250
	July 12, 2016	August 22, 2016	August 31, 2016	0.1406250
	July 12, 2016	September 21, 2016	September 30, 2016	0.1406250

Fiscal Year Ended September 30, 2016:				$1.6875000

The tax character of dividends paid by us to our preferred stockholders generally constitute ordinary income to the extent of our current and accumulated earnings and profits.

In accordance with ASC 480, “Distinguishing Liabilities from Equity,” mandatorily redeemable financial instruments should be classified as liabilities in the balance sheet and we have recorded our mandatorily redeemable preferred stock as a liability at cost, as of September 30, 2017 and 2016. The related dividend payments to our mandatorily redeemable preferred stockholders are treated as dividend expense on our statement of operations as of the ex-dividend date. Aggregate preferred stockholder dividends declared and paid on our Series 2021 Term Preferred Stock for the years ended September 30, 2017 and 2016, was $4.1 million.

For disclosure purposes, the fair value, based on the last quoted closing price, for our Series 2024 Term Preferred Stock as of September 30, 2017 was approximately $52.7 million. The fair value, based on the last quoted closing price, for our Series 2021 Term Preferred Stock as of September 30, 2016 was approximately $62.4 million. We consider our mandatorily redeemable preferred stock to be a Level 1 liability within the ASC 820 hierarchy.

NOTE 7. REGISTRATION STATEMENT, COMMON EQUITY OFFERINGS AND SHARE REPURCHASES

Registration Statement

We filed Post-Effective Amendment No. 2 to our current universal shelf registration statement on Form N-2 (our “Registration Statement”) on Form N-2 (File No. 333-208637) with the SEC on December 22, 2016, which was declared effective by the SEC on February 6, 2017. Our Registration Statement permits us to issue, through one or more transactions, up to an aggregate of $300.0 million in securities, consisting of common stock, preferred stock, subscription rights, debt securities and warrants to purchase common stock, preferred stock or debt securities. As of September 30, 2017, we have the ability to issue up to $224.6 million in securities under the Registration Statement.

Common Stock Offerings

Pursuant to our prior Registration Statement, in October 2016, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $7.98 per share, which was below our then current NAV per share. In November 2016, the underwriters partially exercised their overallotment option to purchase an additional 173,444 shares of our common stock. Gross proceeds totaled $17.3 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $16.4 million.

Pursuant to our prior registration statement, in October 2015, we completed a public offering of 2.0 million shares of our common stock at a public offering price of $8.55 per share, which was below our then current NAV per share. In November 2015, the underwriters exercised their option to purchase an additional 300,000 shares. Gross proceeds totaled $19.7 million and net proceeds, after deducting underwriting discounts and offering costs borne by us, were approximately $18.4 million.

In February 2015, we entered into equity distribution agreements (commonly referred to as “at-the-market agreements” or the “Sales Agreements”) with KeyBanc Capital Markets Inc. and Cantor Fitzgerald & Co., each a “Sales Agent,” under which we had the ability to issue and sell, from time to time, through the Sales Agents, up to an aggregate offering price of $50.0 million shares of our common stock. In May 2017, we terminated the Sales Agreement with KeyBanc Capital Markets Inc. and amended the Sales Agreement with Cantor Fitzgerald & Co. to reference our current registration statement. All other material terms of the Sales Agreement with Cantor Fitzgerald & Co. remained unchanged. During the year ended September 30, 2017, we sold 642,818 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co., at a weighted-average price of $9.88 per share and raised $6.4 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $6.1 million. As of September 30, 2017, we had a remaining capacity to sell up to $42.5 million of common stock under the Sales Agreement with Cantor Fitzgerald & Co. We did not sell any shares under the Sales Agreements during the year ended September 30, 2016.

Share Repurchases

In January 2016, our Board of Directors authorized a share repurchase program for up to an aggregate of $7.5 million of the Company’s common stock. The program expired on January 31, 2017. During the year ended September 30, 2016, we repurchased 87,200 shares of our common stock at an average share price of $6.53, resulting in aggregate gross purchases of $0.6 million. We did not repurchase any shares during the year ended September 30, 2017.

NOTE 8. NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per weighted average common share for the years ended September 30, 2017, 2016, and 2015:

	Year Ended September 30,
	2017	2016	2015
Numerator for basic and diluted net increase in net assets resulting from operations per weighted average common share	$17,180	$11,367	$8,484)
Denominator for basic and diluted weighted average common shares	25,495,117	23,200,642	21,066,844

Basic and Diluted Net Increase in Net Assets Resulting from Operations per Weighted Average Common Share	$0.67	$0.49	$0.40

NOTE 9. DISTRIBUTIONS TO COMMON STOCKHOLDERS

To qualify to be taxed as a RIC, we are required to distribute to our stockholders 90.0% of our investment company taxable income. The amount to be paid out as distributions to our stockholders is determined by our Board of Directors quarterly and is based on management’s estimate of the fiscal year earnings. Based on that estimate, our Board of Directors declares three monthly distributions to common stockholders each quarter.

The federal income tax characteristics of all distributions will be reported to stockholders on the IRS Form 1099 at the end of each calendar year. For calendar years ended December 31, 2016 and 2015, 100% of distributions to common stockholders during these periods were deemed to be paid from ordinary income for 1099 stockholder reporting purposes.

We paid the following monthly distributions to common stockholders for the fiscal years ended September 30, 2017 and 2016:

Fiscal Year	Declaration Date	Record Date	Payment Date	Distribution per Common Share
2017	October 11, 2016	October 21, 2016	October 31, 2016	$0.07
	October 11, 2016	November 17, 2016	November 30, 2016	0.07
	October 11, 2016	December 20, 2016	December 30, 2016	0.07
	January 10, 2017	January 20, 2017	January 31, 2017	0.07
	January 10, 2017	February 16, 2017	February 28, 2017	0.07
	January 10, 2017	March 22, 2017	March 31, 2017	0.07
	April 11, 2017	April 21, 2017	April 28, 2017	0.07
	April 11, 2017	May 19, 2017	May 31, 2017	0.07
	April 11, 2017	June 21, 2017	June 30, 2017	0.07
	July 11, 2017	July 21, 2017	July 31, 2017	0.07
	July 11, 2017	August 21, 2017	August 31, 2017	0.07
	July 11, 2017	September 20, 2017	September 29, 2017	0.07

Fiscal Year 2017 Total:				$0.84

2016	October 13, 2015	October 26, 2015	November 4, 2015	$0.07
	October 13, 2015	November 17, 2015	November 30, 2015	0.07
	October 13, 2015	December 18, 2015	December 31, 2015	0.07
	January 12, 2016	January 22, 2016	February 2, 2016	0.07
	January 12, 2016	February 18, 2016	February 29, 2016	0.07
	January 12, 2016	March 21, 2016	March 31, 2016	0.07
	April 12, 2016	April 22, 2016	May 2, 2016	0.07
	April 12, 2016	May 19, 2016	May 31, 2016	0.07
	April 12, 2016	June 17, 2016	June 30, 2016	0.07
	July 12, 2016	July 22, 2016	August 2, 2016	0.07
	July 12, 2016	August 22, 2016	August 31, 2016	0.07
	July 12, 2016	September 21, 2016	September 30, 2016	0.07

Fiscal Year 2016 Total:				$0.84

Aggregate distributions declared and paid to our common stockholders were approximately $21.4 million and $19.5 million for the years ended September 30, 2017 and 2016, and were declared based on estimates of investment company taxable income for the respective fiscal years. For each of the fiscal years ended September 30, 2017, 2016, and 2015, Investment Company Taxable Income exceeded distributions declared and paid, and, in accordance with Section 855(a) of the Code, we elected to treat $0.3 million, $5.5 million, and $1.7 million, respectively, of the first distributions paid to common stockholders in the respective subsequent fiscal year as having been paid in the respective prior year.

The components of our net assets on a tax basis were as follows:

	Year Ended September 30,
	2017	2016
Common stock	$26	$23
Capital in excess of par value	348,248	327,678
Cumulative net unrealized depreciation of investments	(59,062)	(59,687)
Cumulative net unrealized appreciation of other	(115)	—
Undistributed Ordinary Income	339	5,521
Capital loss carryforward	(64,350)	(63,259)
Post-October tax loss deferral	—	(2,257)
Other temporary differences	(5,436)	(6,812)

Net Assets	$219,650	$201,207

We intend to retain some or all of our realized capital gains first to the extent we have available capital loss carryforwards and second, through treating the retained amount as a “deemed distribution.” As of September 30, 2017, we had $26.4 million and $0.9 million of capital loss carryforwards that expire in 2018 and 2019, respectively. Additionally, as of September 30, 2017, we had $37.1 million of capital loss carryforwards that do not expire.

For the years ended September 30, 2017 and 2016, we recorded the following adjustments for book-tax differences to reflect tax character. Results of operations, total net assets and cash flows were not affected by these adjustments.

	Year Ended September 30,
	2017	2016
Undistributed net investment income	$(4,416)	$5,818
Accumulated net realized losses	6,541	(7,754)
Capital in excess of par value	(2,125)	1,936

NOTE 10. FEDERAL AND STATE INCOME TAXES

We intend to continue to maintain our qualifications as a RIC for federal income tax purposes. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains that we distribute to stockholders. To maintain our qualification as a RIC, we must meet certain source-of-income and asset diversification requirements. In addition, to qualify to be taxed as a RIC, we must also meet certain annual stockholder distribution requirements. To satisfy the RIC annual distribution requirement, we must distribute to stockholders at least 90.0% of our investment company taxable income. Our policy generally is to make distributions to our stockholders in an amount up to 100.0% of our investment company taxable income. Because we have distributed more than 90.0% of our investment company taxable income, no income tax provisions have been recorded for the years ended September 30, 2017, 2016, and 2015.

In an effort to limit certain federal excise taxes imposed on RICs, we generally distribute during each calendar year, an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. No excise tax provisions have been recorded for the years ended September 30, 2017, 2016, and 2015.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after September 30, 2011, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the Treasury regulations applicable to pre-enactment capital losses.

NOTE 11. COMMITMENTS AND CONTINGENCIES

Legal Proceedings

We are party to certain legal proceedings incidental to the normal course of our business. We are required to establish reserves for litigation matters where those matters present loss contingencies that are both probable and estimable. When loss contingencies are not both probable and estimable, we do not establish reserves. Based on current knowledge, we do not believe that loss contingencies, if any, arising from pending investigations, litigation or regulatory matters will have a material adverse effect on our financial condition, results of operations or cash flows. Additionally, based on our current knowledge, we do not believe such loss contingencies are both probable and estimable and therefore, as of September 30, 2017 and 2016, we have not established reserves for such loss contingencies.

Escrow Holdbacks

From time to time, we will enter into arrangements as it relates to exits of certain investments whereby specific amounts of the proceeds are held in escrow in order to be used to satisfy potential obligations as stipulated in the sales agreements. We record escrow amounts in restricted cash and cash equivalents on our accompanying Consolidated Statements of Assets and Liabilities. We establish a reserve against the escrow amounts if we determine that it is probable and estimable that a portion of the escrow amounts will not be ultimately received at the end of the escrow period. There were no aggregate reserves recorded against the escrow amounts as of September 30, 2017 and 2016.

Financial Commitments and Obligations

We have lines of credit, delayed draw term loans, and an uncalled capital commitment with certain of our portfolio companies that have not been fully drawn. Since these commitments have expiration dates and we expect many will never be fully drawn, the total commitment amounts do not necessarily represent future cash requirements. We estimate the fair value of the combined unused lines of credit, the unused delayed draw term loans and the uncalled capital commitment as of September 30, 2017 and 2016 to be immaterial.

The following table summarizes the amounts of our unused lines of credit, delayed draw term loans and uncalled capital commitment, at cost, as of September 30, 2017 and 2016, which are not reflected as liabilities in the accompanying Consolidated Statements of Assets and Liabilities:

	As of September 30,
	2017	2016
Unused line of credit commitments	$7,517	$6,397
Delayed draw term loans	10,900	1,300
Uncalled capital commitment	1,367	2,004

Total	$19,784	$9,701

NOTE 12. FINANCIAL HIGHLIGHTS

	As of and for the Year Ended September 30,
	2017	2016	2015	2014	2013
Per Common Share Data:
Net asset value at beginning of year (A)	$8.62	$9.06	$9.51	$9.81	$8.98
Income from operations(B)
Net investment income	0.84	0.84	0.84	0.87	0.88
Net realized and unrealized (loss) gain on investments	(0.12)	(0.35)	(0.50)	(0.23)	0.49
Net realized and unrealized (loss) gain on other	(0.05)	—	0.06	(0.11)	0.16

Total from operations	0.67	0.49	0.40	0.53	1.53

Distributions to common stockholders from(B)(C)
Net Investment Income	(0.84)	(0.70)	(0.84)	(0.12)	(0.78)
Realized gains	—	(0.14)	—	—	—
Return of capital	—	—	—	(0.72)	(0.06)

Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)

Capital share transactions(B)
Issuance of common stock	—	—	0.06	—	—
Offering costs for issuance of common stock	(0.04)	(0.05)	(0.01)	—	—
Repurchase of common stock	—	0.02	—	—	—
Repayment of principal on employee notes	—	—	—	—	0.14
Dilutive effect of common stock issuance(D)	(0.02)	(0.05)	(0.06)	—	—

Total capital share transactions	(0.06)	(0.08)	(0.01)	—	0.14

Other, net(B)(E)	0.01	(0.01)	—	0.01	—

Net asset value at end of year(A)	$8.40	$8.62	$9.06	$9.51	$9.81

Per common share market value at beginning of year	$8.13	$8.13	$8.77	$8.73	$8.75
Per common share market value at end of year	9.50	8.13	8.13	8.77	8.73
Total return(F)	27.90%	11.68%	2.40%	9.62%	9.90%
Common stock outstanding at end of year(A)	26,160,684	23,344,422	21,131,622	21,000,160	21,000,160

Statement of Assets and Liabilities Data:
Net assets at end of year	$219,650	$201,207	$191,444	$199,660	$205,992
Average net assets(G)	215,421	193,228	198,864	201,009	189,599
Senior securities Data:
Borrowings under Credit Facility, at cost	$93,000	$71,300	$127,300	$36,700	$46,900
Mandatorily redeemable preferred stock	51,750	61,000	61,000	61,000	38,497
Ratios/Supplemental Data:
Ratio of net expenses to average net assets(H)(I)	8.26	10.16	10.24	9.06	9.37
Ratio of net investment income to average net assets(J)	9.95	10.08	8.90	9.14	9.70

(A)	Based on actual shares outstanding at the end of the corresponding fiscal year.
(B)	Based on weighted average basic per share data.
(C)	The tax character of distributions are determined based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(D)	During the fiscal quarter ended December 31, 2015, the dilution was a result of issuing 2.3 million shares of common stock in an overnight offering at a public offering price of $8.55 per share, which was below the then current NAV of $9.06 per share.
(E)	Represents the impact of the different share amounts (weighted average shares outstanding during the fiscal year and shares outstanding at the end of the fiscal year) in the per share data calculations and rounding impacts.
(F)	Total return equals the change in the ending market value of our common stock from the beginning of the fiscal year, taking into account distributions reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account distributions that may be characterized as a return of capital. For further information on the estimated character of our distributions to common stockholders, refer to Note 9—Distributions to Common Stockholders.
(G)	Computed using the average of the balance of net assets at the end of each month of the fiscal year.
(H)	Ratio of net expenses to average net assets is computed using total expenses, net of credits from the Adviser, to the base management, loan servicing and incentive fees.
(I)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net expenses to average net assets would have been 9.38%, 10.90%, 10.93%, 9.65%, and 9.91% for the fiscal years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.

(J)	Had we not received any voluntary, unconditional and irrevocable credits of the incentive fee due to the Adviser, the ratio of net investment income to average net assets would have been 8.85%, 9.35%, 8.22%, 8.55%, and 9.17% for the fiscal years ended September 30, 2017, 2016, 2015, 2014 and 2013, respectively.

NOTE 13. SELECTED QUARTERLY DATA (UNAUDITED)

	Year Ended September 30, 2017
	Quarter Ended December 31, 2016	Quarter Ended March 31, 2017	Quarter Ended June 30, 2017	Quarter Ended September 30, 2017
Total investment income	$9,974	$8,793	$9,632	$10,834
Net investment income	5,207	5,359	5,379	5,488
Net increase in net assets resulting from operations	916	4,656	6,163	5,445
Net increase in net assets resulting from operations per weighted average common share (basic and diluted)	$0.04	$0.18	$0.24	$0.21

	Year Ended September 30, 2016
	Quarter Ended December 31, 2015	Quarter Ended March 31, 2016	Quarter Ended June 30, 2016	Quarter Ended September 30, 2016
Total investment income	$10,060	$9,456	$9,844	$9,750
Net investment income	4,759	4,917	4,907	4,905
Net (decrease) increase in net assets resulting from operations	(8,704)	(6,139)	5,516	20,697
Net (decrease) increase in net assets resulting from operations per weighted average common share (basic and diluted)	$(0.38)	$(0.26)	$0.24	$0.89

NOTE 14. UNCONSOLIDATED SIGNIFICANT SUBSIDIARIES

In accordance with the SEC’s Regulation S-X, we do not consolidate portfolio company investments. Further, in accordance with ASC 946, we are precluded from consolidating any entity other than another investment company, except that ASC 946 provides for the consolidation of a controlled operating company that provides substantially all of its services to the investment company or its consolidated subsidiaries. We had certain unconsolidated subsidiaries which met at least one of the significance conditions under Rule 1-02(w) of the SEC’s Regulation S-X as of or during at least one of the years ended September 30, 2017, 2016, and 2015. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our unconsolidated significant subsidiaries as of September 30, 2017 and 2016 and for the years ended September 30, 2017, 2016, and 2015.

		As of September 30,			For the Year Ended September 30,
Portfolio Company	Balance Sheet	2017	2016	Income Statement	2017	2016	2015
Defiance Integrated	Current assets	$6,555	$5,527	Net sales	$25,120	$23,427	$28,345
Technologies, Inc.	Noncurrent assets	14,748	12,460	Gross profit	3,807	3,338	5,049
	Current liabilities	2,563	2,158	Net (loss) income	127	106	(447)
	Noncurrent liabilities	11,831	8,697

GFRC Holdings LLC	Current assets	3,115	3,116	Net sales	6,560	5,206	6,387
	Noncurrent assets	1,237	1,520	Gross profit (loss)	1,487	935	(370)
	Current liabilities	1,381	1,612	Net loss	(200)	(446)	(12,839)
	Noncurrent liabilities	2,211	1,969

Midwest Metal Distribution, Inc.(A)	Current assets	—	—	Net sales	—	—	17,148
	Noncurrent assets	—	—	Gross profit	—	—	1,888
	Current liabilities	—	—	Net loss	—	—	(1,181)
	Noncurrent liabilities	—	—		—	—

Sunshine Media Group, Inc.	Current assets	1,723	2,164	Net sales	11,858	14,514	16,083
	Noncurrent assets	440	1,096	Gross profit	3,880	5,774	7,286
	Current liabilities	9,527	8,460	Net loss	(2,264)	(1,701)	(1,406)
	Noncurrent liabilities	28,976	29,020

(A)	Investment exited in December 2014 and is no longer in our portfolio as of September 30, 2017 and 2016. The financial information presented for the income statement for the year ended September 30, 2015 is from October 1, 2014 through November 30, 2014.

Defiance Integrated Technologies, Inc. (“Defiance”) was incorporated in Delaware on May 22, 2009 and is headquartered in Defiance, Ohio. Defiance is a leading manufacturer of axle nut and washer systems for the heavy (Class 8) truck industry in North America and also provides a wheel bearing retainer nut, used primarily on light trucks, and brake cable tension limiters.

GFRC was incorporated in Texas on August 27, 2007 and is headquartered in Garland, Texas. GFRC designs, engineers, fabricates and delivers glass fiber reinforced concrete panels for commercial construction.

Midwest Metal was incorporated in Delaware, on May 18, 2010 and is a distributor and processor of custom cut aluminum and stainless steel sheet plate and bar products. Midwest Metal is headquartered in Midwest Metal, Ohio.

Sunshine Media Group, Inc. (“Sunshine”) was incorporated in Delaware on December 20, 2000 and is headquartered in Chattanooga, Tennessee. Sunshine is a fully integrated publishing, media and marketing services company that provides custom media and branded content solutions across multiple platforms, with an emphasis on healthcare and financial services.

NOTE 15. SUBSEQUENT EVENTS

At-the-Market Program

Subsequent to September 30, 2017 and through November 13, 2017, we sold an additional 471,498 shares of our common stock under the Sales Agreement with Cantor Fitzgerald & Co, at a weighted-average price of $9.69 per share and raised $4.6 million of gross proceeds. Net proceeds, after deducting commissions and offering costs borne by us, were approximately $4.5 million.

Distributions

On October 10, 2017, our Board of Directors declared the following monthly cash distributions to common and preferred stockholders:

Record Date	Payment Date	Distribution per Common Share	Distribution per Series 2024 Term Preferred Share
October 20, 2017	October 31, 2017	$0.07	$0.141667	(A)
November 20, 2017	November 30, 2017	0.07	0.125
December 19, 2017	December 29, 2017	0.07	0.125

Total for the Quarter		$0.21	$0.391667

(A)	The dividend paid on October 31, 2017 included the pro-rated period from and including the issuance date of September 27, 2017 to and including September 30, 2017, and the full month of October 2017.

Portfolio and Investment Activity

In October 2017, we sold our investment in Flight Fit N Fun LLC, which had a cost basis and fair value of $8.5 million and $9.2 million, respectively, as of September 30, 2017. In connection with the sale, we received net cash proceeds of approximately $9.4 million, including the repayment of our debt investment of $7.8 million at par.

In October 2017, PSC Industrial Holdings, LLC paid off at par for net proceeds of $3.5 million.

In October 2017, we invested $11.0 million in AVST Parent Holdings, LLC through secured first lien debt.

In November 2017, DataPipe, Inc. paid off at par for net proceeds of $2.0 million.

In November 2017, we invested $5.0 million in DigiCert Holdings, Inc. through secured second lien debt.

In November 2017, we invested $4.0 million in Red Ventures, LLC through secured second lien debt.

In November 2017, we invested $1.0 million in ABG Intermediate Holdings 2, LLC through secured second lien debt.

In November 2017, we invested $7.5 million in Arc Drilling Holdings, LLC through secured first lien debt and equity.

SCHEDULE 12-14

GLADSTONE CAPITAL CORPORATION

INVESTMENTS IN AND ADVANCES TO AFFILIATES

(AMOUNTS IN THOUSANDS)

Company and Investment(A)(B)(I)(L)(M)	Principal/ Shares/ Units(K)	Net Realized Gain (Loss) for Period	Amount of Interest, Dividends and Other Income(C)	Value as of September 30, 2016	Gross Additions(D)	Gross Reductions(E)	Net Unrealized Appreciation (Depreciation)	Value as of September 30, 2017
AFFILIATE INVESTMENTS – 19.4%
Secured First Lien Debt – 8.6%
Diversified/Conglomerate Manufacturing - 8.6%
Edge Adhesives Holdings, Inc. – Term Debt (12.5%, Due 2/2019)	$6,200	$—	$786	$6,076	$—	$—	$(372)	$5,704

Edge Adhesives Holdings, Inc. – Term Debt (13.8%, Due 2/2019)	1,600	—	223	1,576	—	—	(96)	1,480

LWO Acquistions Company LLC – Line of Credit, $0 available (6.7%, 2.0% PIK, Due 3/2018)	2,748	—	233	1,977	277	(2)	84	2,336

LWO Acquistions Company LLC – Term Debt (9.7%, 2.0% PIK, Due 12/2019)	10,942	—	1,279	8,578	219	(21)	524	9,301

		—	2,521	18,207	496	(23)	140	18,821

Healthcare, Education, and Childcare – 17.0%
RBC Acquisition Corp. – Term Debt (8.0%, Due 2/2019)(G)	—	—	922	14,582	—	(13,808)	(774)	—

RBC Acquisition Corp. – Line of Credit, $0 available (6.0%, 3% PIK, Due 12/2016)(G)	—	—	37	4,629	—	(4,629)	—	—

RBC Acquisition Corp. – Term Debt (8.0%, 4.0% PIK, Due 12/2016)(G)	—	—	342	7,219	—	(6,954)	(265)	—

RBC Acquisition Corp. – Mortgage Note (Due 12/2017)	—	—	75	7,704	—	(7,704)	—	—

			1,376	34,134	—	(33,095)	(1,039)	—

Total Secured First Lien Debt		$—	$3,897	$52,341	$496	$(33,118)	$(899)	$18,821

Secured Second Lien Debt – 7.8%
Diversified Natural Resources, Precious Metals and Minerals – 7.8%
Lignetics, Inc. – Term Debt (12.0%, Due 2/2021)	$6,000	$—	$730	$5,850	$—	$—	$148	$5,998
Lignetics, Inc. – Term Debt (12.0%, Due 2/2021)	8,000	—	973	7,800	—	—	197	7,997

Lignetics, Inc. – Term Debt (12.0%, Due 2/2021)	3,300	—	158	—	3,300	—	(1)	3,299

		—	1,861	13,650	3,300	—	344	17,294

Company and Investment(A)(B)(I)(L)(M)	Principal/ Shares/ Units(K)	Net Realized Gain (Loss) for Period	Amount of Interest, Dividends and Other Income(C)	Value as of September 30, 2016	Gross Additions(D)	Gross Reductions(E)	Net Unrealized Appreciation (Depreciation)	Value as of September 30, 2017
AFFILIATE INVESTMENTS – 19.4% (Continued)
Textiles and Leather – 1.1%
Targus Cayman HoldCo, Ltd. – Term Debt (15.0% PIK, Due 12/2019)(G)	—	—	358	2,279	381	(2,666)	6	—

Total Secured Second Lien Debt		$—	$2,219	$15,929	$3,681	$(2,666)	$350	$17,294

Preferred Equity – 0.4%
Diversified/Conglomerate Manufacturing – 0.0%
Edge Adhesives Holdings, Inc. – Preferred Stock	2,516	$—	$—	$—	$—	$—	$—	$—

Diversified Natural Resources, Precious Metals and Minerals – 0.4%
Lignetics, Inc. – Preferred Stock	40,000	—	—	—	800	—	26	826

Healthcare, Education, and Childcare – 1.6%
RBC Acquisition Corp. – Preferred Stock(G)	—	(2,330)	—	3,211	—	(4,999)	1,788	—

Total Preferred Equity		$(2,330)	$—	$3,211	$800	$(4,999)	$1,814	$826

Common Equity – 2.6%
Diversified/Conglomerate Manufacturing – 0.0%
LWO Acquistions Company LLC – Common Units	921,000	$—	$—	$—	$—	$—	$—	$—

Diversified Natural Resources, Precious Metals and Minerals – 0.4%
Lignetics, Inc. – Common Stock	152,603	—	—	1,171	—	—	(341)	828

Healthcare, Education, and Childcare – 0.0%
RBC Acquisition Corp. – Common Stock(G)	—	—	—	—	—	(370)	370	—

Textiles and Leather – 2.2%
Targus Cayman HoldCo, Ltd. – Common Stock	3,076,414	—	—	1,556	2,666	—	657	4,879

Total Common Equity		$—	$—	$2,727	$2,666	$(370)	$686	$5,707

TOTAL AFFILIATE INVESTMENTS		$(2,330)	$6,116	$74,208	$7,643	$(41,153)	$1,951	$42,648

CONTROL INVESTMENTS – 8.6%
Secured First Lien Debt – 3.5%
Machinery – 1.8%
PIC 360, LLC – Term Debt (14.0%, Due 12/2017)(J)	$4,000	$—	$568	$4,000	$—	$—	$—	$4,000
Printing and Publishing – 1.7%
Sunshine Media Holdings – Line of Credit, $672 available (8.0%, Due 5/2018)(J)	1,328	—	108	1,328	—	—	—	1,328

Company and Investment(A)(B)(I)(L)(M)	Principal/ Shares/ Units(K)	Net Realized Gain (Loss) for Period	Amount of Interest, Dividends and Other Income(C)	Value as of September 30, 2016	Gross Additions(D)	Gross Reductions(E)	Net Unrealized Appreciation (Depreciation)	Value as of September 30, 2017
CONTROL INVESTMENTS – 8.6% (Continued)
Sunshine Media Holdings – Term Debt (8.0%, Due 5/2018)(F)(J)	5,000	(1,475)	236	1,388	—	(1,475)	766	679

Sunshine Media Holdings – Term Debt (4.8%, Due 5/2018)(F)	11,948	(3,525)	—	3,317	—	(3,547)	1,851	1,621

Sunshine Media Holdings – Term Debt (5.5%, Due 5/2018)(F)	10,700	—	—	—	—	—	—	—

		(5,000)	344	6,033	—	(5,022)	2,617	3,628

Total Secured First Lien Debt		$(5,000)	$912	$10,033	$—	$(5,022)	$2,617	$7,628

Secured Second Lien Debt – 3.7%

Automobile– 3.7%
Defiance Integrated Technologies, Inc. – Term Debt (11.0%, Due 2/2019)	$8,065	$—	$715	$6,225	$2,000	$(160)	$—	$8,065

Preferred Equity – 0.0%
Printing and Publishing – 0.0%
Sunshine Media Holdings – Preferred Stock	15,270	$—	$—	$—	$—	$—	$—	$—

Common Equity – 1.4%

Automobile – 1.3%
Defiance Integrated Technologies, Inc. – Common Stock	33,321	—	—	3,981	—	—	(1,125)	2,856

Machinery – 0.1%
PIC 360, LLC – Common Equity Units	1	—	—	1	—	—	315	316

Printing and Publishing – 0.0%
Sunshine Media Holdings – Common Stock	1,867	—	—	—	—	—	—	—
Sunshine Media Holdings – Common Stock Warrants	72	—	—	—	—	—	—	—

Total Common Equity		$—	$—	$3,982	$—	$—	$(810)	$3,172

TOTAL CONTROL INVESTMENTS		$(5,000)	$1,627	$20,240	$2,000	$(5,182)	$1,807	$18,865

(A)	Certain of the securities listed in this schedule are issued by affiliate(s) of the indicated portfolio company.
(B)	Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted.
(C)	Represents the total amount of interest, dividends and other income credited to investment income for the portion of the fiscal year an investment was a control or affiliate investment, as appropriate.
(D)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees, and the exchange of one or more existing securities for one or more new securities.
(E)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs, and the exchange of one or more existing securities for one or more new securities.
(F)	Debt security was on non-accrual status as of (or during the year ended) September 30, 2017, and, therefore, was considered non-income producing for a period of time during the fiscal year ended September 30, 2017.
(G)	Investment was exited during the year ended September 30, 2017.
(H)	Reserved.
(I)	Interest rate percentages represent cash interest rates in effect at September 30, 2017, and due dates represent the contractual maturity date. Unless indicated otherwise, all cash interest rates are indexed to 30-day London Interbank Offered Rate (“LIBOR”), which was 1.23% as of September 30, 2017. If applicable, paid-in-kind (“PIK”) interest rates are noted separately from the cash interest rates and any unused line of credit fees are excluded.

F-54

(J)	Debt security has a fixed interest rate.
(K)	Represents the principal balance for debt investments and the number of shares/units held for equity investments. Warrants are represented as a percentage of ownership, as applicable.
(L)	Unless indicated otherwise, all of our investments are valued using Level 3 inputs within the FASB Accounting Standard Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”) fair value hierarchy. Refer to Note 3—Investments in the accompanying Notes to Consolidated Financial Statements for additional information.
(M)	Category percentages represent the fair value of each category and subcategory as a percentage of net assets as of September 30, 2017.
**	Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful due to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

Up to $50,000,000

Common Stock

PROSPECTUS SUPPLEMENT

February 8, 2018